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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811- 07890
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)*
(Exact name of registrant as specified in charter)
   11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Address of principal executive offices)     (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

*	Funds included are: Invesco High Income Municipal Fund, Invesco Tax-Exempt Cash Fund, Invesco Tax-Free Intermediate Fund, Invesco Van Kampen High Yield Municipal Fund, Invesco Van Kampen Intermediate Term Municipal Income Fund, Invesco Van Kampen Municipal Income Fund and Invesco Van Kampen New York Tax Free Income Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco High Income Municipal Fund

Nasdaq:
A: AHMAX ■ B: AHMBX ■ C: AHMCX ■ Y: AHMYX ■ Institutional: AHMIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
29	Financial Statements
31	Notes to Financial Statements
37	Financial Highlights
38	Auditor’s Report
39	Fund Expenses
40	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco High Income Municipal Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco High Income Municipal Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2011, Class A shares of Invesco High Income Municipal Fund, at net asset value (NAV), underperformed the Fund’s broad market and style-specific indexes. The Fund’s underweight exposure and security selection within industrial development revenue/pollution control revenue (IDR/PCR) bonds compared to the style-specific benchmark was a main detractor from performance for the reporting period. A main contributor to Fund performance was our allocation to life care bonds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.48%

Class B Shares	0.87

Class C Shares	0.87

Class Y Shares	1.87

Institutional Class Shares	1.74

Barclays Capital Municipal Bond Index▼ (Broad Market Index)	1.72

Barclays Capital High Yield Municipal Bond Index■ (Style-Specific Index)	4.65

Lipper High Yield Municipal Debt Funds Index▼ (Peer Group Index)	0.89

▼	Lipper Inc.; ■Invesco, Barclays Capital

How we invest
We invest mostly in municipal revenue bonds as proceeds from specific projects are used to pay interest and principal on those bonds.
     We believe an opportunity exists among relatively small, less-followed municipal revenue bond issues. These bonds, which are backed by dedicated revenues from specific projects, may be priced incorrectly in the market with yields that do not accurately correspond to the risk factors of the securities.
     We generally take a buy-and-hold approach but may decide to sell a holding for any of the following reasons:
■	Credit quality deterioration or other unfavorable circumstances affecting the financial viability of an issuer/project.

■	To reduce or extend duration of the Fund.
■	To reinvest in other securities with more favorable return characteristics.

■	To change sector exposure.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.

     In the U.S., economic recovery was present, although the pace was modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in a range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     During the 12-month period covered by this report, municipal bond mutual funds saw inflows early in the reporting period but experienced extensive net outflows beginning in November and continuing through the end of the fiscal year. During the last two months of 2010, market volatility was heightened across the municipal asset class as U.S. Treasury yields increased and the market was flooded with new issuance in anticipation of the Build America Bond (BAB) program ending. These factors contributed to rising investor concerns regarding the health of municipal finances, leading to redemptions and lower municipal bond prices.
     The Fund’s exposure to the 12- to 20-year portion of the yield curve, particularly security selection, detracted from returns versus the style-specific benchmark during the reporting period.

Portfolio Composition
By credit sector

Revenue Bonds	92.1%

General Obligation Bonds	3.8

Pre-Refunded Bonds	2.2

Other Assets Less Liabilities	1.9

Total Net Assets	$597.7 million

Total Number of Holdings*	580

Top Five Fixed Income Holdings*

				% of
		Coupon	Maturity	Net Assets

1.	Illinois (State of) Finance Authority	6.88%	8/15/38	1.0%

2.	West Virginia (State of) Hospital Finance Authority	6.50	10/1/38	0.8

3.	Hillside (Village of)	7.00	1/1/28	0.7

4.	Platte (County of) Industrial Development Authority	6.85	4/1/29	0.6

5.	Decatur (City of) Hospital Authority	7.00	9/1/25	0.5

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
4 Invesco High Income Municipal Fund

     Quality spreads tightened during the early part of the reporting period, followed by widening in November, December and January due to increased volatility and higher tax-exempt issuance, before tightening again in February. Our allocation to non-rated bonds, particularly security selection, contributed to returns for the period.
     A main contributor to Fund performance was our allocation to life care bonds. Our underweight exposure and security selection within industrial development revenue/pollution control revenue (IDR/PCR) bonds compared to the style-specific benchmark was a main detractor from performance for the reporting period. In addition, our underweight exposure to dedicated tax bonds hindered performance, but this was offset slightly by security selection.
     Thank you for investing in Invesco High Income Municipal Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Franklin Ruben
Portfolio manager, is lead manager of Invesco High Income Municipal Fund. Mr. Ruben joined Invesco in 1997 after having served as a senior fixed income research analyst and associate portfolio manager. A native of Johannesburg, South Africa, he earned a B.S. in accounting and an M.S. in finance, both from The University of Texas at Dallas. Mr. Ruben also completed the Cash Management Executive Education Program at Duke University.
Gerard Pollard
Portfolio manager, is manager of Invesco High Income Municipal Fund. Mr. Pollard joined Invesco in 1998 and was named a portfolio manager in 2007. He has worked in the investment industry since 1985. Mr. Pollard earned a B.B.A. from the University of Houston and an M.B.A. in finance from the University of St. Thomas.

5 Invesco High Income Municipal Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 12/31/97, Fund data from 1/02/98

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco High Income Municipal Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares

Class A Shares

Inception (1/2/98)		3.05%	3.04%	3.38%

10 Years		3.73	3.73	4.02

5	Years	0.45	0.45	1.18

1	Year	-3.35	-3.35	-0.19

Class B Shares

Inception (1/2/98)		2.94%	2.94%	3.24%

10 Years		3.61	3.61	3.86

5	Years	0.36	0.36	1.02

1	Year	-3.93	-3.93	-0.74

Class C Shares

Inception (1/2/98)		2.65%	2.65%	2.96%

10 Years		3.46	3.46	3.71

5	Years	0.70	0.70	1.30

1	Year	-0.09	-0.09	1.75

Class Y Shares

10 Years		4.31%	4.31%	4.55%

5	Years	1.57	1.57	2.17

1	Year	1.87	1.87	3.40

Institutional Class Shares

10 Years		4.36%	4.36%	4.60%

5	Years	1.67	1.67	2.26

1	Year	1.74	1.74	3.31

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares

Class A Shares

Inception (1/2/98)		3.13%	3.13%	3.45%

10 Years		3.89	3.89	4.16

5	Years	0.80	0.80	1.47

1	Year	-0.68	-0.68	1.57

Class B Shares

Inception (1/2/98)		3.02%	3.02%	3.31%

10 Years		3.79	3.79	4.00

5	Years	0.72	0.72	1.31

1	Year	-1.35	-1.35	0.95

Class C Shares

Inception (1/2/98)		2.73%	2.73%	3.02%

10 Years		3.61	3.61	3.83

5	Years	1.01	1.01	1.56

1	Year	2.45	2.45	3.43

Class Y Shares

10 Years		4.47%	4.47%	4.69%

5	Years	1.93	1.93	2.46

1	Year	4.60	4.60	5.20

Institutional Class Shares

10 Years		4.52%	4.52%	4.74%

5	Years	2.02	2.02	2.56

1	Year	4.46	4.46	5.11

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on July 31, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.80%, 1.55%, 1.55%, 0.55% and 0.55%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.98%, 1.73%, 1.73%, 0.73% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC;
therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any voluntary fee waivers and/or expense reimbursements by the adviser and/or distributor. Voluntary arrangements can be discontinued or modified at any time without further notice to investors. See current prospectus for more information.

7 Invesco High Income Municipal Fund

Invesco High Income Municipal Fund’s investment objective is total return, comprised of substantially federal tax-exempt income and taxable capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	Synthetic securities risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index consisting of noninvestment-grade, unrated or below Ba1 bonds.

■	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high yield municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AHMAX
Class B Shares	AHMBX
Class C Shares	AHMCX
Class Y Shares	AHMYX
Institutional Class Shares	AHMIX

8 Invesco High Income Municipal Fund

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–98.13%
Alaska–0.41%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.);
Series 2007, Community Provider RB	5.70%	12/01/17	$1,000	$805,260

Series 2007, Community Provider RB	6.00%	12/01/36	3,000	1,651,350

				2,456,610

Arizona–3.13%
Centerra Community Facilities District; Series 2005, Unlimited Tax GO	5.50%	07/15/29	358	276,534

Pima (County of) Industrial Development Authority (Acclaim Charter School); Series 2006, Education Facility RB	5.70%	12/01/26	2,200	1,747,614

Pima (County of) Industrial Development Authority (Choice Education & Development Corp.);
Series 2006, Education Facility RB	6.25%	06/01/26	1,000	837,920

Series 2006, Education Facility RB	6.38%	06/01/36	1,000	781,640

Pima (County of) Industrial Development Authority (Coral Academy Science);
Series 2008 A, Education Facilities RB	7.13%	12/01/28	2,120	1,985,825

Series 2008 A, Education Facilities RB	7.25%	12/01/38	1,100	994,323

Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2003, Education Facility RB	7.25%	08/01/19	830	842,267

Pima (County of) Industrial Development Authority (Legacy Traditional School); Series 2009, Education RB	8.50%	07/01/39	1,750	1,808,642

Pima (County of) Industrial Development Authority (P.L.C. Charter Schools);
Series 2006, Education Facility RB	6.50%	04/01/26	1,000	870,590

Series 2006, Education Facility RB	6.75%	04/01/36	1,000	831,530

Pima (County of) Industrial Development Authority (Paradise Education Center);
Series 2006, Ref. Education RB	5.88%	06/01/22	535	483,940

Series 2006, Ref. Education RB	6.00%	06/01/36	830	673,819

Series 2010, Education RB	6.10%	06/01/45	1,400	1,142,078

Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/40	1,000	897,310

Pinal (County of) Electrical District No. 4; Series 2008, Electrical System RB	6.00%	12/01/38	1,650	1,548,393

Tucson (City of) Industrial Development Authority (Arizona AgriBusiness & Equine Center, Inc.); Series 2004 A, Education RB	6.13%	09/01/34	500	416,915

University Medical Center Corp.;
Series 2005, Hospital RB	5.00%	07/01/35	1,800	1,552,482

Series 2009, Hospital RB	6.25%	07/01/29	500	512,675

Series 2009, Hospital RB	6.50%	07/01/39	500	511,235

				18,715,732

California–1.76%
California (State of) Educational Facilities Authority (Fresno Pacific University); Series 2000 A, RB	6.75%	03/01/19	1,000	1,002,590

California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County); Series 2009, RB	6.50%	11/01/38	3,000	3,061,380

California (State of) Municipal Finance Authority (King/Chavez); Series 2009 A, Educational Facilities RB	8.50%	10/01/29	1,000	1,107,780

California (State of) Municipal Finance Authority (Literacy First) Series 2010 A, Charter School Lease RB	6.00%	09/01/30	1,085	948,626

California (State of) Statewide Communities Development Authority (Hospice of Napa Valley); Series 2004 A, RB	7.00%	01/01/34	900	760,806

California (State of) Statewide Communities Development Authority (Huntington Park Charter School); Series 2007 A, Educational Facilities RB	5.25%	07/01/42	1,500	1,057,965

California (State of) Statewide Communities Development Authority (Notre Dame de Namur University); Series 2003, RB	6.50%	10/01/23	750	698,153

Eden (Township of) Healthcare District (Eden Hospital Health Services Corp.); Series 2010, COP	6.13%	06/01/34	1,000	940,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Orange (City of) Community Facilities District No 06.-1 (Del Rio Public Improvements); Series 2010, Special Tax RB	5.50%	10/01/28	$540	$486,988

Orange (City of) Community Facilities District No. 06-1 (Del Rio Public Improvements); Series 2010, Special Tax RB	6.00%	10/01/40	500	455,155

				10,519,863

Colorado–9.48%
Antelope Heights Metropolitan District; Series 2003, Limited Tax GO Bonds(a)(b)	8.00%	12/01/13	500	600,265

Arista Metropolitan District; Series 2005, Special Limited Tax GO Bonds	6.75%	12/01/35	2,000	1,421,400

Beacon Point Metropolitan District; Series 2005 A, Limited Tax GO Bonds	6.25%	12/01/35	1,500	1,312,890

Bradburn Metropolitan District No. 3; Series 2010, Ref. Limited Tax GO Bonds	7.50%	12/01/39	550	519,712

Bromley Park Metropolitan District No. 2;
Series 2002 B, Limited Tax GO Bonds(a)(b)	8.05%	12/01/12	500	576,885

Series 2003, Limited Tax GO Bonds(a)(b)	8.05%	12/01/12	534	616,113

Buckhorn Valley Metropolitan District No. 2; Series 2003, Limited Tax GO Bonds	7.00%	12/01/23	60	57,773

Castle Oaks Metropolitan District;
Series 2005, Limited Tax GO Bonds	6.00%	12/01/25	500	403,820

Series 2005, Limited Tax GO Bonds	6.13%	12/01/35	750	557,850

Colorado (State of) Educational & Cultural Facilities Authority (Banning Lewis Ranch Academy); Series 2006, Charter School RB(c)	6.13%	12/15/35	2,880	2,408,573

Colorado (State of) Educational & Cultural Facilities Authority (Brighton Charter School); Series 2006, Charter School RB	6.00%	11/01/36	1,675	999,070

Colorado (State of) Educational & Cultural Facilities Authority (Carbon Valley Academy); Series 2006, Charter School RB	5.63%	12/01/36	1,060	796,092

Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, Charter School RB	6.25%	07/01/28	650	576,979

Series 2008, Charter School RB	6.50%	07/01/38	1,000	858,750

Colorado (State of) Educational & Cultural Facilities Authority (Denver Academy); Series 2003 A, Ref. RB	7.00%	11/01/23	500	504,040

Colorado (State of) Educational & Cultural Facilities Authority (Denver School of Science & Technology); Series 2004, RB	5.00%	12/01/13	425	428,086

Colorado (State of) Educational & Cultural Facilities Authority (Flagstaff Academy); Series 2008 A, Charter School RB	7.00%	08/01/38	1,500	1,416,465

Colorado (State of) Educational & Cultural Facilities Authority (Knowledge Quest Academy); Series 2005, Charter School RB	6.50%	05/01/36	895	757,107

Colorado (State of) Educational & Cultural Facilities Authority (Monument Academy);
Series 2007, Charter School RB	5.88%	10/01/27	2,500	2,208,450

Series 2007, Charter School RB	6.00%	10/01/37	1,635	1,370,343

Series 2008 A, Charter School RB	7.25%	10/01/39	500	469,455

Colorado (State of) Educational & Cultural Facilities Authority (New Vision Charter School); Series 2008, RB(c)	6.75%	04/01/40	1,860	1,614,666

Colorado (State of) Educational & Cultural Facilities Authority (North Star Academy); Series 2008 A, Ref. & Improvement RB(c)	8.25%	11/01/39	2,980	3,033,491

Colorado (State of) Educational & Cultural Facilities Authority (Northeast Academy); Series 2007, Charter School RB(c)	5.75%	05/15/37	2,515	1,917,763

Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB	7.40%	12/01/38	2,000	2,158,540

Colorado (State of) Educational & Cultural Facilities Authority (Union Colony Charter School); Series 2007, RB(c)	5.75%	12/01/37	1,650	1,233,952

Colorado (State of) Educational & Cultural Facilities Authority (Windsor Academy); Series 2007, Charter School RB	5.70%	05/01/37	1,575	1,206,576

Colorado (State of) Health Facilities Authority (Christian Living Campus);
Series 2004 A, RB	6.13%	01/01/25	250	233,970

Series 2004 A, RB	6.25%	01/01/33	550	493,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Colorado (State of) Health Facilities Authority (Christian Living Communities);
Series 2009 A, RB	8.25%	01/01/24	$375	$390,803

Series 2009 A, RB	9.00%	01/01/34	750	788,970

Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group),
Series 2010 A, RB	6.00%	11/15/30	900	844,587

Series 2010 A, RB	6.25%	11/15/40	800	751,800

Colorado Springs (City of) Urban Renewal Authority (University Village Colorado); Series 2008 A, Tax Increment Allocation RB	7.00%	12/01/29	3,000	2,529,450

Conservatory Metropolitan District (Arapahoe County); Series 2005, Limited Tax GO(a)(b)	6.75%	12/01/13	810	935,509

Copperleaf Metropolitan District No. 2;
Series 2006, Limited Tax GO Bonds	5.85%	12/01/26	1,000	734,570

Series 2006, Limited Tax GO Bonds	5.95%	12/01/36	1,750	1,167,687

Country Club Village Metropolitan District; Series 2006, Limited Tax GO Bonds	6.00%	12/01/34	600	409,026

Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation RB	7.50%	03/01/40	1,500	1,425,540

Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. Limited Tax Supported GO Bonds	7.25%	12/01/40	1,000	937,640

Grandby Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.75%	12/01/36	3,000	2,631,030

Jordan Crossing Metropolitan District; Series 2006, Limited Tax GO Bonds	5.75%	12/01/36	1,400	863,338

Liberty Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.25%	12/01/36	1,629	1,195,165

Montrose (County of) (The Homestead at Montrose, Inc.);
Series 2003 A, Health Care Facilities RB	5.75%	02/01/15	210	208,177

Series 2003 A, Health Care Facilities RB	6.75%	02/01/22	300	298,152

Series 2003 A, Health Care Facilities RB	7.00%	02/01/25	800	797,128

Northwest Metropolitan District No. 3;
Series 2005, Limited Tax GO Bonds	6.13%	12/01/25	1,000	818,180

Series 2005, Limited Tax GO Bonds	6.25%	12/01/35	1,000	756,470

Piney Creek Metropolitan District; Series 2005, Limited Tax GO Bonds	5.50%	12/01/35	1,179	956,888

Reata South Metropolitan District; Series 2007 A, Limited Tax GO Bonds	7.25%	06/01/37	1,000	807,400

Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/34	500	470,395

Riverdale Peaks II Metropolitan District; Series 2005, Limited Tax GO Bonds	6.50%	12/01/35	1,000	723,040

Silver Peaks Metropolitan District No. 2; Series 2006, Limited Tax GO Bonds	5.75%	12/01/36	1,000	683,480

Southlands Metropolitan District No. 1; Series 2004, Unlimited Tax GO Bonds(a)(b)	7.13%	12/01/14	500	607,300

Table Rock Metropolitan District; Series 2003, Limited Tax GO Bonds(a)(b)	7.00%	12/01/13	700	800,821

University of Northern Colorado (Auxiliary Facilities System); Series 2001, Ref. & Improvement RB (INS–AMBAC)(d)	5.00%	06/01/23	1,000	1,001,410

Valagua Metropolitan District; Series 2008, Limited Tax GO Bonds	7.75%	12/01/37	1,000	883,150

Wyndham Hill Metropolitan District No. 2;
Series 2005, Limited Tax GO Bonds	6.25%	12/01/25	85	68,889

Series 2005, Limited Tax GO Bonds	6.38%	12/01/35	500	374,485

				56,613,236

Connecticut–0.63%
Hamden (Town of) (Whitney Center); Series 2009 A, RB	7.63%	01/01/30	700	712,845

Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	3,000	3,038,040

				3,750,885

Delaware–0.54%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/30	1,610	1,329,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Delaware–(continued)

Sussex (County of) (Cadbury at Lewes);
Series 2006 A, First Mortgage RB	5.45%	01/01/16	$865	$823,912

Series 2006 A, First Mortgage RB	5.90%	01/01/26	750	620,505

Series 2006 A, First Mortgage RB	6.00%	01/01/35	600	455,076

				3,229,144

District of Columbia–0.50%
District of Columbia (National Public Radio, Inc.); Series 2010 A, RB	5.00%	04/01/43	1,000	939,270

District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.38%	10/01/39	2,000	2,069,980

				3,009,250

Florida–4.73%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007 A, IDR	5.88%	11/15/36	3,000	2,256,660

Brevard (County of) Health Facilities Authority (Health First, Inc.); Series 2009, RB	7.00%	04/01/39	2,100	2,249,562

Capital Trust Agency (Miami Community Charter School) Series 2010 A, RB	7.00%	10/15/40	1,500	1,306,500

Cory Lakes Community Development District;
Series 2001 A, Special Assessment RB	8.38%	05/01/17	285	287,736

Series 2001 B, Special Assessment RB	8.38%	05/01/17	140	141,344

Cypress Lakes Community Development District; Series 2004 A, Special Assessment RB	6.00%	05/01/34	525	476,858

East Homestead Community Development District; Series 2005, Special Assessment RB	5.45%	05/01/36	570	463,188

Florida (State of) Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2006 A, RB	6.00%	05/15/36	2,130	1,545,847

Series 2007 A, RB	6.13%	05/15/37	1,855	1,378,061

Florida (State of) Development Finance Corp. (Sculptor Charter School); Series 2008 A, RB	7.25%	10/01/38	2,710	2,626,640

Gramercy Farms Community Development District; Series 2007 B, Special Assessment RB(e)	5.10%	05/01/14	1,000	438,800

Hillsborough (County of) Industrial Development Authority (Healthcare Facilities); Series 2008 B, IDR(a)(b)	8.00%	08/15/19	1,000	1,365,000

Lee (County of) Industrial Development Authority (Cypress Cove at HealthPark); Series 2002 A, Health Care Facilities RB	6.75%	10/01/32	1,250	936,787

Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 2001 A, Hospital RB	6.70%	11/15/19	1,000	1,011,220

Series 2004, Ref. Hospital RB(c)	6.75%	11/15/29	500	484,975

Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital);
Series 2010 A, Ref. Hospital RB	6.00%	08/01/30	500	501,040

Series 2010 A, Ref. Hospital RB	6.13%	08/01/42	250	249,813

Mount Dora (City of) Health Facilities Authority (Waterman Village); Series 2004 A, Ref. RB	5.75%	08/15/18	750	716,910

Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.);
Series 2005, Ref. Health Care Facilities RB	5.38%	07/01/20	1,100	1,006,610

Series 2007, First Mortgage RB	5.50%	07/01/32	1,000	805,780

Orlando (City of) Urban Community Development District; Series 2004, Capital Improvement Special Assessment RB	6.25%	05/01/34	1,000	833,030

Poinciana Community Development District; Series 2000 A, Special Assessment RB	7.13%	05/01/31	500	486,655

Reunion East Community Development District; Series 2002 A, Special Assessment RB	7.38%	05/01/33	1,000	681,590

Sarasota (County of) Health Facilities Authority (Village on the Isle);
Series 2007, Ref. Retirement Facilities RB	5.00%	01/01/17	1,500	1,524,195

Series 2007, Ref. Retirement Facilities RB	5.50%	01/01/27	1,000	874,120

Series 2007, Ref. Retirement Facilities RB	5.50%	01/01/32	1,000	843,430

St. Johns (County of) Industrial Development Authority (Glenmoor);
Series 2006 A, Health Care RB	5.25%	01/01/26	1,000	808,560

Series 2006 A, Health Care RB	5.38%	01/01/40	1,000	722,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

St. Petersburg (City of) Health Facilities Authority (All Children’s Hospital, Inc. Obligated Group);
Series 2009 A, Ref. RB	6.25%	11/15/29	$150	$160,368

Series 2009 A, Ref. RB	6.50%	11/15/39	1,000	1,064,830

				28,248,869

Georgia–1.14%
Atlanta (City of) (Atlantic Station);
Series 2001, Tax Allocation RB(a)(b)	7.75%	12/01/11	355	375,771

Series 2001, Tax Allocation RB(a)(b)	7.90%	12/01/11	750	800,333

Atlanta (City of) (Eastside);
Series 2005 B, Tax Allocation RB	5.40%	01/01/20	1,000	1,010,320

Series 2005 B, Tax Allocation RB	5.60%	01/01/30	2,000	1,854,960

Atlanta (City of) (Princeton Lakes); Series 2006, Tax Allocation RB(c)	5.50%	01/01/31	630	530,000

DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc);
Series 2010, RAC	6.00%	09/01/30	700	672,056

Series 2010, RAC	6.13%	09/01/40	1,000	932,500

Fulton (County of) Residential Care Facilities for the Elderly Authority (Canterbury Court);
Series 2004 A, RB	6.13%	02/15/26	500	444,200

Series 2004 A, RB	6.13%	02/15/34	200	168,784

				6,788,924

Hawaii–0.47%
Hawaii (State of) Department of Budget & Finance (15 Craigside);
Series 2009 A, Special Purpose RB	8.75%	11/15/29	850	944,733

Series 2009 A, Special Purpose RB	9.00%	11/15/44	1,250	1,382,450

Hawaii (State of) Department of Budget & Finance (Hawai’i Pacific Health Obligated Group); Series 2010 B, Special Purpose RB	5.75%	07/01/40	500	462,120

				2,789,303

Idaho–1.19%
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.) Series 2010 A, Non-profit Facilities RB	6.25%	07/01/40	1,000	863,960

Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, Non-profit Facilities RB	6.00%	06/01/38	750	665,805

Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2009 A, Non-profit Facilities RB	9.00%	07/01/21	150	167,385

Series 2009 A, Non-profit Facilities RB	9.25%	07/01/29	1,000	1,090,070

Series 2009 A, Non-profit Facilities RB	9.50%	07/01/39	2,005	2,180,036

Idaho (State of) Housing & Finance Association (Victory Charter School, Inc.); Series 2009 A, Non-profit Facilities RB	8.25%	07/01/39	745	785,856

Idaho (State of) Housing & Finance Association; Series 2008 A, Non-profit Facilities RB	6.13%	07/01/38	1,580	1,349,794

				7,102,906

Illinois–9.20%
Belleville (City of) (Frank Scott Parkway Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.70%	05/01/36	1,000	771,660

Chicago (City of) (Chatham Ridge Redevelopment);
Series 2002, Tax Increment Allocation RB	5.95%	12/15/12	275	280,789

Series 2002, Tax Increment Allocation RB	6.05%	12/15/13	475	488,575

Chicago (City of) (Lakeshore East);
Series 2003, Special Assessment Improvement Bonds	6.63%	12/01/22	500	477,000

Series 2003, Special Assessment Improvement Bonds	6.75%	12/01/32	500	454,050

Cook (County of) Finance Authority (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	250	253,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Du Page (County of) Special Service Area No. 31 (Monarch Landing); Series 2006, Special Tax RB	5.40%	03/01/16	$155	$147,808

Hillside (Village of) (Mannheim Redevelopment);
Series 2008, Sr. Lien Tax Increment Allocation RB	6.55%	01/01/20	1,000	910,970

Series 2008, Sr. Lien Tax Increment Allocation RB	7.00%	01/01/28	5,000	4,386,500

Illinois (State of) Finance Authority (Beacon Hill);
Series 2005 A, Ref. RB	5.15%	02/15/13	655	647,186

Series 2005 A, Ref. RB	5.25%	02/15/14	300	293,805

Series 2005 A, Ref. RB	5.35%	02/15/15	225	216,457

Illinois (State of) Finance Authority (Bethesda Home & Retirement Center); Series 1999 A, RB	6.25%	09/01/14	500	500,625

Illinois (State of) Finance Authority (Clare Oaks);
Series 2006 A, RB	6.00%	11/15/27	1,000	746,950

Series 2006 A, RB	6.00%	11/15/39	3,500	2,391,515

Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(e)	6.13%	08/15/28	1,000	816,420

Series 2008 A, Ref. RB(e)	6.25%	08/15/35	1,000	802,080

Series 2008 A, Ref. RB(e)	6.25%	08/15/40	1,000	786,700

Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	5.70%	08/15/28	500	387,695

Series 2006 A, RB	6.00%	08/15/26	850	698,683

Series 2006 A, RB	6.00%	08/15/39	1,460	1,109,279

Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2010 A, RB	8.00%	05/15/30	1,300	1,249,378

Series 2010 D-2, (TEMPS-65sm) RB	7.00%	11/15/15	550	538,736

Series 2010 D-3, (TEMPS-50sm) RB	6.25%	08/15/15	550	538,296

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group);
Series 2009 A, RB	7.25%	11/01/30	1,865	2,014,815

Series 2009 A, RB	7.25%	11/01/38	2,000	2,128,980

Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers);
Series 2009, RB	6.88%	08/15/38	6,000	6,001,680

Series 2009, RB	7.00%	08/15/44	1,000	998,680

Illinois (State of) Finance Authority (Smith Crossing); Series 2003 A, Health Facilities RB	7.00%	11/15/32	800	713,576

Illinois (State of) Finance Authority (Smith Village);
Series 2005 A, RB	5.70%	11/15/20	500	446,820

Series 2005 A, RB	6.13%	11/15/25	1,000	874,710

Series 2005 A, RB	6.25%	11/15/35	1,500	1,222,290

Illinois (State of) Finance Authority (The Admiral at the Lake);
Series 2010 A, RB	7.25%	05/15/20	1,000	977,590

Series 2010 D-1, (TEMPS-75sm) RB	7.00%	05/15/18	1,000	972,910

Series 2010 D-2, (TEMPS-65sm) RB	6.38%	05/15/17	1,000	981,440

Illinois (State of) Finance Authority (Three Crowns Park Plaza);
Series 2006 A, RB	5.88%	02/15/26	1,000	922,760

Series 2006 A, RB	5.88%	02/15/38	1,500	1,275,855

Illinois (State of) Finance Authority (Villa St. Benedict); Series 2003 A-1, Health Facilities RB(e)	6.90%	11/15/33	2,000	742,400

Lincolnshire (Village of) Special Service Area No. 1 (Sedgebrook); Series 2004, Special Tax RB	5.00%	03/01/11	175	174,976

Series 2004, Special Tax RB	6.25%	03/01/34	750	626,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Lombard (City of) Public Facilities Corp. (Lombard Conference Center & Hotel);
Series 2005 A-1, First Tier RB	6.38%	01/01/15	$750	$617,220

Series 2005 A-1, First Tier RB	7.13%	01/01/36	2,500	1,675,875

Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/30	1,500	1,386,405

Malta (Village of) (Prairie Springs); Series 2006, Tax Increment Allocation RB(c)	5.75%	12/30/25	2,000	1,244,100

Southwestern Illinois Development Authority (City of Collinsville Limited Incremental Sales Tax); Series 2007, Local Government Program RB	5.35%	03/01/31	1,000	725,140

Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, Senior Care Facilities RB	5.50%	12/01/26	800	607,816

Series 2006, Senior Care Facilities RB	5.85%	12/01/36	3,000	2,160,360

St. Charles (City of) (Zylstra);
Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/21	2,000	1,897,520

Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/25	2,000	1,844,660

Upper Illinois River Valley Development Authority (Pleasant View Luther Home);
Series 2010, RB	7.00%	11/15/30	1,000	915,290

Series 2010, RB	7.25%	11/15/40	1,000	897,640

				54,942,790

Indiana–0.66%
Indiana (State of) Finance Authority (Irvington Community School);
Series 2009 A, Educational Facilities RB	7.75%	07/01/23	290	319,989

Series 2009 A, Educational Facilities RB	8.00%	07/01/29	1,385	1,512,309

Series 2009 A, Educational Facilities RB	9.00%	07/01/39	1,000	1,132,030

Petersburg (City of) (Indianapolis Power & Light Co.); Series 1991, Ref. PCR	5.75%	08/01/21	1,000	984,570

				3,948,898

Iowa–1.05%
Des Moines (City of) (Luther Park Apartments, Inc.); Series 2004, Senior Housing RB	6.00%	12/01/23	500	432,005

Iowa (State of) Finance Authority (Bethany Life Communities);
Series 2006 A, Ref. Senior Housing RB	5.45%	11/01/26	345	300,485

Series 2006 A, Ref. Senior Housing RB	5.55%	11/01/41	795	621,483

Iowa (State of) Finance Authority (Boys & Girls Home & Family Services, Inc.); Series 2007, Community Provider RB	5.80%	12/01/22	1,000	705,660

Iowa (State of) Finance Authority (Friendship Haven); Series 2004 A, Retirement Community RB	6.13%	11/15/32	500	439,960

Marion (City of) (Village Place at Marion);
Series 2005 A, MFH RB	5.65%	09/01/25	155	135,101

Series 2005 A, MFH RB	6.00%	09/01/35	400	333,548

Polk (County of) (Luther Park Health Center, Inc.);
Series 2004, Health Care Facilities RB	6.00%	10/01/24	290	246,491

Series 2004, Health Care Facilities RB	6.15%	10/01/36	600	471,504

Scott (County of) (Ridgecrest Village);
Series 2004, Ref. RB	4.75%	11/15/12	390	391,279

Series 2006, Ref. RB	5.25%	11/15/21	1,000	870,880

Washington (City of) (United Presbyterian Home); Series 2006 A, Ref. Senior Housing RB	5.60%	12/01/36	1,615	1,353,403

				6,301,799

Kansas–2.07%
Kansas (State of) Development Finance Authority (Adventist Health System); Series 2009, Hospital RB	5.75%	11/15/38	1,900	1,931,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Kansas–(continued)

Labette (County of);
Series 2007 A, Ref. & Improvement Hospital RB	5.75%	09/01/29	$750	$693,735

Series 2007 A, Ref. & Improvement Hospital RB	5.75%	09/01/37	900	794,628

Olathe (City of) (Aberdeen Village, Inc); Series 2005 A, Ref. Senior Living Facilities RB	5.60%	05/15/28	1,500	1,172,265

Olathe (City of) (Catholic Care Campus, Inc.);
Series 2006 A, Senior Living Facility RB	6.00%	11/15/26	1,000	898,450

Series 2006 A, Senior Living Facility RB	6.00%	11/15/38	2,000	1,653,720

Olathe (City of) (West Village Center);
Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/17	500	394,665

Series 2007, Special Obligation Tax Increment Allocation RB	5.45%	09/01/22	1,160	802,964

Series 2007, Special Obligation Tax Increment Allocation RB	5.50%	09/01/26	1,000	640,800

Overland Park (City of) Transportation Development District (Grass Creek); Series 2006, Special Assessment RB	5.13%	09/01/28	1,466	1,094,340

Roeland Park (City of) (Roeland Park Redevelopment, LLC); Series 2005, Special Obligation Tax Increment Allocation RB	5.75%	08/01/24	920	691,941

Roeland Park (City of) Transportation Development District (TDD #1);
Series 2005, Sales Tax RB	5.75%	12/01/25	445	293,989

Series 2006 A, Sales Tax RB	5.88%	12/01/25	950	636,547

Roeland Park (City of) Transportation Development District (TDD #2); Series 2006 B, Sales Tax RB	5.88%	12/01/25	1,000	658,270

				12,357,360

Kentucky–0.30%
Louisville & Jefferson (Counties of) Metropolitan Government (Bellarmie University Inc.); Series 2009, College Improvement RB	6.13%	05/01/39	1,820	1,768,712

Louisiana–0.98%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2007, RB	6.75%	11/01/32	2,690	2,778,017

Series 2009 A, RB	6.50%	08/01/29	3,000	3,070,620

				5,848,637

Maine–0.08%
Maine (State of) Turnpike Authority; Series 2003, RB (INS–AMBAC)(d)	5.00%	07/01/33	500	500,950

Maryland–1.21%
Annapolis (City of) (Park Place); Series 2005 A, Special Obligation Tax Allocation Bonds	5.35%	07/01/34	1,900	1,562,503

Anne Arundel (County of) (National Business Park-North);
Series 2010, Special Obligation Tax Allocation RB	5.63%	07/01/25	1,000	948,530

Series 2010, Special Obligation Tax Allocation RB	6.10%	07/01/40	1,000	923,290

Baltimore (City of) (Strathdale Manor); Series 2003, Special Obligation Tax Allocation RB	7.00%	07/01/33	965	974,563

Maryland (State of) Economic Development Corp. (CNX Marine Terminals Inc. Port of Baltimore Facility) Series 2010, Ref. Port Facilities RB	5.75%	09/01/25	1,000	940,320

Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	5.75%	01/01/38	500	465,780

Maryland (State of) Industrial Development Financing Authority (Our Lady of Good Counsel High School Facility); Series 2005 A, Economic Development RB	6.00%	05/01/35	1,500	1,398,675

				7,213,661

Massachusetts–1.97%
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2007 A, RB	5.00%	11/15/14	1,000	679,900

Massachusetts (State of) Development Finance Agency (New England Conservatory of Music); Series 2008, RB	5.25%	07/01/38	2,705	2,394,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Massachusetts–(continued)

Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB	6.85%	04/15/23	$745	$779,300

Series 2009 A, RB	6.90%	04/15/25	895	928,312

Series 2009 A, RB	8.00%	04/15/31	1,000	1,087,450

Series 2009 A, RB	8.00%	04/15/39	1,000	1,076,570

Massachusetts (State of) Development Finance Agency (The Groves in Lincoln);
Series 2009 A, Senior Living Facilities RB	7.50%	06/01/29	1,430	1,397,982

Series 2009 A, Senior Living Facilities RB	7.75%	06/01/39	1,000	979,080

Series 2009 B-1, Senior Living Facilities (TEMPS-85sm) RB	7.25%	06/01/16	2,000	2,003,900

Massachusetts (State of) Health & Educational Facilities Authority (Christopher House, Inc.); Series 1999 A, Ref. RB	6.88%	01/01/29	500	457,565

				11,784,282

Michigan–1.34%
Advanced Technology Academy; Series 2008, Public School Academy RB	6.00%	11/01/37	1,000	823,990

Chandler Park Academy; Series 2005, Public School Academy RB	5.13%	11/01/30	1,050	857,703

Detroit (City of) Community High School;
Series 2005, Public School Academy RB	5.65%	11/01/25	1,485	1,235,921

Series 2005, Public School Academy RB	5.75%	11/01/30	1,000	796,220

Gogebic (County of) Hospital Finance Authority (Grand View Health System, Inc.); Series 1999, Ref. RB	5.88%	10/01/16	920	888,619

Mecosta (County of) General Hospital; Series 1999, Ref. RB	6.00%	05/15/18	460	434,728

Michigan (State of) Hospital Finance Authority (Presbyterian Villages of Michigan Obligated Group);
Series 2005, Ref. RB	4.88%	11/15/16	685	648,120

Series 2005, Ref. RB	5.25%	11/15/25	450	374,701

Michigan (State of) Municipal Bond Authority (YMCA Service Learning Academy);
Series 2001, Public School Academy Facilities RB	7.63%	10/01/21	700	702,254

Series 2001, Public School Academy Facilities RB	7.75%	10/01/31	500	500,470

Michigan (State of) Strategic Fund (Detroit Edison Pollution Control); Series 2001 C, Ref. Limited Obligation PCR	5.45%	09/01/29	725	725,478

				7,988,204

Minnesota–8.92%
Anoka (County of) Housing & Redevelopment Authority (Fridley Medical Center);
Series 2010 A, RB	6.63%	05/01/30	500	480,310

Series 2010 A, RB	6.88%	05/01/40	1,000	958,110

Apple Valley (City of) Economic Development Authority (Evercare Senior Living, LLC); Series 2005 A, Health Care RB	6.13%	06/01/35	1,440	1,272,730

Baytown (Township of) (St. Croix Preparatory Academy);
Series 2008 A, Lease RB	6.75%	08/01/28	1,000	934,530

Series 2008 A, Lease RB	7.00%	08/01/38	700	637,679

Becker (City of) (Shepherd of Grace);
Series 2006, Senior Housing RB	5.88%	05/01/29	1,000	858,070

Series 2006, Senior Housing RB	6.00%	05/01/41	1,000	852,930

Brooklyn Park (City of) (Prairie Seeds Academy);
Series 2009 A, Lease RB	8.38%	03/01/23	100	107,743

Series 2009 A, Lease RB	9.00%	03/01/29	2,620	2,855,564

Series 2009 A, Lease RB	9.25%	03/01/39	750	813,855

Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/36	1,500	1,241,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Cold Spring (City of) (Assumption Home, Inc.);
Series 2005, Nursing Home & Senior Housing RB	5.50%	03/01/25	$425	$374,540

Series 2005, Nursing Home & Senior Housing RB	5.75%	03/01/35	600	497,724

Series 2008, Health Care Facilities RB	7.50%	03/01/38	1,000	1,018,790

Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB	7.00%	08/01/45	2,000	1,860,900

Eveleth (City of) (Manor House & Woodland Homes); Sr. Series 2006 A-1, MFH RB	5.50%	10/01/25	510	427,171

Fairmont (City of) (Goldfinch Estates-Governmental & Educational Assistance Corp.); Series 2005 A, Housing Facilities RB	6.25%	10/01/25	2,500	2,259,250

Fairmont (City of) (Homestead-Governmental & Educational Assistance Corp.); Series 2002 A-1, Housing Facilities RB	7.25%	04/01/22	915	915,293

Falcon Heights (City of) (Kaleidoscope Charter School);
Series 2007 A, Lease RB	6.00%	11/01/27	400	344,064

Series 2007 A, Lease RB	6.00%	11/01/37	550	438,977

Fergus Falls (City of)(Lake Region Healthcare Corp.);
Series 2010, Health Care Facilities RB	5.15%	08/01/35	1,000	892,890

Series 2010, Health Care Facilities RB	5.40%	08/01/40	1,000	901,010

Hopkins (City of) Housing & Redevelopment Authority (Excelsior Crossings); Series 2009, Tax Increment Allocation RB	5.63%	02/01/30	320	304,781

Maplewood (City of) (Ecumen Headquarters and The Seasons at Maplewood); Series 2010, Housing & Health Care RB	6.38%	03/01/40	1,000	956,200

Maplewood (City of) (Volunteers of America Care Center);
Series 2005 A, Ref. Health Care Facilities RB	5.00%	10/01/13	775	762,422

Series 2005 A, Ref. Health Care Facilities RB	5.25%	10/01/19	750	697,845

Minneapolis (City of) (Grant Park); Series 2006, Tax Increment Allocation RB	5.35%	02/01/30	1,450	1,181,474

Minneapolis (City of) (Village at St. Anthony Falls); Series 2004, Ref. Tax Increment Allocation RB	5.75%	02/01/27	595	519,072

Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas); Series 2009 6-X, RB	5.25%	04/01/39	500	494,540

Monticello (City of) (FiberNet Monticello); Series 2008, Telecommunications RB	6.75%	06/01/31	900	811,998

Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program);
Series 2005 A, Ref. Governmental Housing RB	5.35%	07/01/15	70	69,249

Series 2005 A, Ref. Governmental Housing RB	6.20%	07/01/30	2,000	1,802,320

Oak Park Heights (City of) (Oakgreen Commons);
Series 2010, Housing RB	6.75%	08/01/31	1,500	1,369,395

Series 2010, Housing RB	7.00%	08/01/45	1,000	908,000

Oakdale (City of) (Oak Meadows); Series 2004, Ref. Senior Housing RB	6.00%	04/01/24	1,000	930,480

Oronoco (City of) (Wedum Shorewood Campus); Series 2006, Ref. MFH RB	5.25%	06/01/26	1,600	1,380,928

Owatonna (City of) (Senior Living); Series 2006 A, Senior Housing RB	5.80%	10/01/29	800	720,904

Perham Hospital District (Perham Memorial Hospital and Home); Series 2010, Health Care Facilities RB	6.35%	03/01/35	2,000	1,944,840

Pine City (City of) (Lakes International Language Academy);
Series 2006 A, Lease RB	5.75%	05/01/16	100	99,242

Series 2006 A, Lease RB	6.00%	05/01/26	530	464,264

Series 2006 A, Lease RB	6.25%	05/01/35	1,550	1,297,520

Ramsey (City of) (Pact Charter School);
Series 2004 A, Lease RB	6.50%	12/01/22	925	888,934

Series 2004 A, Lease RB	6.75%	12/01/33	150	135,600

Rochester (City of) (Samaritan Bethany, Inc.);
Series 2009 A, Ref. Health Care & Housing RB	7.38%	12/01/41	1,000	998,020

Series 2009 B, Ref. Health Care & Housing RB	7.38%	12/01/36	1,555	1,558,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Saint Paul (City of) Housing & Redevelopment Authority (Emerald Gardens);
Series 2010, Ref. Tax Increment Allocation RB	5.63%	03/01/20	$705	$680,536

Series 2010, Ref. Tax Increment Allocation RB	6.50%	03/01/29	1,000	924,290

Saint Paul (City of) Housing & Redevelopment Authority (Hmong Academy);
Series 2006 A, Lease RB	5.75%	09/01/26	300	255,519

Series 2006 A, Lease RB	6.00%	09/01/36	390	316,423

Saint Paul (City of) Housing & Redevelopment Authority (New Spirit Charter School); Series 2002 A, Lease RB	7.50%	12/01/31	890	870,642

Saint Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2007 A, RB	5.05%	10/01/27	1,750	1,413,632

Series 2007 A, RB	5.15%	10/01/42	275	204,526

Sartell (City of) (Country Manor Campus LLC); Series 2010 A, Health Care Facilities RB	6.25%	09/01/36	925	872,284

Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/24	900	693,198

Series 2004 A, Lease RB	6.60%	12/01/34	275	198,586

Washington (County of) Housing & Redevelopment Authority (Birchwood & Woodbury);
Series 2007 A, Health Care & Housing RB	5.00%	12/01/14	1,000	961,190

Series 2007 A, Health Care & Housing RB	5.63%	06/01/37	1,000	813,270

Winstead (City of) (St. Mary’s Care Center);
Series 2010 A, Health Care RB	6.25%	09/01/30	500	435,560

Series 2010 A, Health Care RB	6.88%	09/01/42	2,000	1,752,720

Woodbury (City of) (Math & Science Academy);
Series 2002 A, Ref. Lease RB	7.38%	12/01/24	250	250,550

Series 2002 A, Ref. Lease RB	7.50%	12/01/31	750	741,330

Worthington (City of) (Ecumen Corp. Guaranty-Meadows); Series 2009 A, Housing & Health Care RB(b)	6.38%	05/01/19	650	658,743

				53,282,941

Missouri–4.71%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB	7.00%	05/01/22	750	721,305

Series 2002, RB	7.20%	05/01/33	500	455,245

Arnold Retail Corridor Transportation Development District; Series 2010, Transportation Sales Tax RB	6.65%	05/01/38	2,000	1,869,300

Branson (City of) Industrial Development Authority (Branson Landing-Retail); Series 2005, Tax Increment Allocation RB	5.25%	06/01/21	1,210	1,044,726

Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.00%	04/01/11	550	549,714

Series 2007 A, Special Assessment RB	5.00%	04/01/13	300	294,570

Series 2007 A, Special Assessment RB	5.00%	04/01/15	500	470,835

Cass (County of);
Series 2007, Hospital RB	5.00%	05/01/16	1,000	1,049,610

Series 2007, Hospital RB	5.63%	05/01/38	1,300	1,087,983

Chillicothe (City of) (South U.S. 65); Series 2006, Tax Increment Allocation RB	5.50%	04/01/21	1,000	882,730

Des Peres (City of) (West County Center); Series 2002 A, Ref. Tax Increment Allocation RB	5.75%	04/15/20	1,000	937,100

Desloge (City of) (U.S. Highway 67/State Street Redevelopment); Series 2005, Ref. Tax Increment Allocation RB	5.20%	04/15/20	250	222,598

Grandview (City of) Industrial Development Authority (Grandview Crossing); Series 2006, Tax Increment Allocation RB	5.75%	12/01/28	1,250	311,750

Grundy (County of) Industrial Development Authority (Wright Memorial Hospital);
Series 2009, Health Facilities RB	6.45%	09/01/29	1,000	977,840

Series 2009, Health Facilities RB	6.75%	09/01/34	1,250	1,235,487

Kansas City (City of) Tax Increment Financing Commission (Maincor); Series 2007 A, Tax Increment Allocation RB	5.25%	03/01/18	500	474,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri–(continued)

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB	8.00%	05/15/29	$2,000	$2,015,140

Series 2010 A, Retirement Community RB	8.25%	05/15/39	1,000	1,011,990

Manchester (City of) (Highway 141/Manchester Road);
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/25	1,000	956,690

Series 2010, Ref. Transportation Tax Increment Allocation RB	6.88%	11/01/39	1,500	1,465,860

Maplewood (City of) (Maplewood South Redevelopment Area); Series 2005, Ref. Tax Increment RB	5.75%	11/01/26	1,350	1,126,534

Platte (County of) Industrial Development Authority (Zona Rosa Phase II Retail); Series 2007, Transportation RB	6.85%	04/01/29	3,500	3,322,725

Polk (County of) Industrial Development Authority (Citizens Memorial Health Care Foundation); Series 2008, Health Facilities RB	6.50%	01/01/33	2,000	1,699,580

Richmond Heights (City of) (Francis Place Redevelopment); Series 2005, Ref. & Improvement Tax Increment & Transportation Sales Tax RB	5.63%	11/01/25	750	634,328

St. Joseph (City of) Industrial Development Authority (The Shoppes at North Village);
Series 2005 A, Tax Increment Allocation RB	5.25%	11/01/13	500	509,065

Series 2005 A, Tax Increment Allocation RB	5.50%	11/01/27	750	633,705

Series 2005 B, Tax Increment Allocation RB	5.50%	11/01/27	1,000	832,120

St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors); Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	1,000	813,670

Strother Interchange Transportation Development District (Lees Summit); Series 2006, RB	5.00%	05/01/24	675	533,777

				28,140,392

Montana–0.10%
Montana (State of) Facility Finance Authority (St. John’s Lutheran Ministries); Series 2006 A, Senior Living RB	6.13%	05/15/36	750	584,595

Nebraska–0.16%
Gage (County of) Hospital Authority No. 1(Beatrice Community Hospital and Health Center); Series 2010 B, Health Care Facilities RB	6.75%	06/01/35	1,000	948,590

Nevada–0.08%
University and Community College System of Nevada; Series 2002 A, RB (INS–NATL)(d)	5.40%	07/01/31	500	500,110

New Hampshire–0.57%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	2,000	1,966,680

New Hampshire (State of) Health & Education Facilities Authority (The Huntington at Nashua);
Series 2003 A, RB	6.88%	05/01/23	750	744,113

Series 2003 A, RB	6.88%	05/01/33	750	697,320

				3,408,113

New Jersey–0.75%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 2003, Special Facilities RB(f)	9.00%	06/01/33	500	523,680

New Jersey (State of) Economic Development Authority (Lions Gate);
Series 2005 A, First Mortgage RB	5.75%	01/01/25	710	633,788

Series 2005 A, First Mortgage RB	5.88%	01/01/37	1,360	1,133,261

New Jersey (State of) Economic Development Authority (Seashore Gardens Living Center);
Series 2006, First Mortgage RB	5.30%	11/01/26	1,100	914,430

Series 2006, First Mortgage RB	5.38%	11/01/36	700	526,757

New Jersey (State of) Transportation Trust Fund Authority; Series 2005 B, RB (INS–AMBAC)(d)	5.25%	12/15/23	750	774,180

				4,506,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Mexico–0.31%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/40	$2,000	$1,865,040

New York–1.73%
Broome (County of) Industrial Development Agency (Good Shepherd Village);
Series 2008 A, Continuing Care Retirement Community RB	6.15%	07/01/18	500	499,510

Series 2008 A, Continuing Care Retirement Community RB	6.75%	07/01/28	600	567,192

Series 2008 A, Continuing Care Retirement Community RB	6.88%	07/01/40	1,000	925,920

East Rochester (City of) Housing Authority (Senior Living Woodland Village); Series 2006, Ref. RB	5.50%	08/01/33	1,700	1,336,591

Erie (County of) Industrial Development Agency (Orchard Park CCRC, Inc.); Series 2006 A, RB	6.00%	11/15/26	1,100	941,787

Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2007 A, Continuing Care Retirement Community RB	6.50%	01/01/27	1,000	938,840

Syracuse (City of) Industrial Development Agency (Jewish Home of Central New York, Inc.);
Series 2001 A, First Mortgage RB	7.38%	03/01/21	350	337,449

Series 2001 A, First Mortgage RB	7.38%	03/01/31	500	446,770

Ulster (County of) Industrial Development Agency;
Series 2007 A, Civic Facility RB	6.00%	09/15/27	2,000	1,721,580

Series 2007 A, Civic Facility RB	6.00%	09/15/37	2,000	1,539,080

Yonkers (City of) Economic Development Corp. (Charter School of Educational Excellence) Series 2010 A, Educational RB	6.25%	10/15/40	1,200	1,062,336

				10,317,055

North Carolina–0.74%
North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield); Series 2005 A, Health Care Facilities RB	6.13%	10/01/35	1,300	964,769

North Carolina (State of) Medical Care Commission (Southminister); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/37	1,500	1,248,150

North Carolina (State of) Medical Care Commission (The Presbyterian Homes Obligated Group);
Series 2006, First Mortgage Health Care Facilities RB	5.60%	10/01/36	1,000	824,090

Series 2006 B, Ref. First Mortgage Health Care Facilities RB	5.20%	10/01/21	1,500	1,395,720

				4,432,729

North Dakota–0.70%
Grand Forks (City of) (4000 Valley Square);
Series 2006, Ref. Senior Housing RB	5.13%	12/01/21	1,315	1,130,650

Series 2006, Ref. Senior Housing RB	5.30%	12/01/34	855	643,140

Traill (County of) (Hillsboro Medical Center);
Series 2007, Health Care RB	5.25%	05/01/20	500	441,750

Series 2007, Health Care RB	5.50%	05/01/26	1,520	1,247,099

Series 2007, Health Care RB	5.50%	05/01/42	1,000	721,450

				4,184,089

Ohio–2.86%
Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion);
Series 2007 A, Health Care RB	5.75%	11/01/22	1,000	934,920

Series 2007 A, Health Care RB	6.00%	11/01/27	2,000	1,763,600

Cleveland-Cuyahoga (County of) Port Authority (St. Clarence-Governmental & Educational Assistance Corp., LLC); Series 2006 A, Senior Housing RB	6.25%	05/01/38	2,210	1,685,589

Cleveland-Cuyahoga (County of) Port Authority; Series 2001, Special Assessment Tax Increment RB	7.35%	12/01/31	1,000	954,800

Cuyahoga (County of) (Canton, Inc.); Series 2000, Hospital Facilities RB	7.50%	01/01/30	740	742,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Ohio–(continued)

Cuyahoga (County of) (Eliza Jennings Senior Care Network);
Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	$1,000	$865,460

Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/37	1,000	840,850

Hickory Chase Community Authority (Hickory Chase);
Series 2008, Infrastructure Improvement RB	6.75%	12/01/27	2,000	1,303,700

Series 2008, Infrastructure Improvement RB	7.00%	12/01/38	1,500	977,925

Lucas (County of) (Sunset Retirement Communities);
Series 2000 A, Ref. & Improvement Health Care Facilities RB	6.50%	08/15/20	920	924,278

Series 2000 A, Ref. & Improvement Health Care Facilities RB	6.55%	08/15/24	500	500,980

Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care MFH RB	6.63%	04/01/40	1,500	1,393,665

Norwood (City of) (Cornerstone at Norwood);
Series 2006, Tax Increment Allocation Financing RB	5.25%	12/01/15	1,080	1,050,268

Series 2006, Tax Increment Allocation Financing RB	5.75%	12/01/20	1,300	1,151,774

Toledo-Lucas (County of) Port Authority (St. Mary Woods);
Series 2004 A, RB	6.00%	05/15/24	1,750	1,058,050

Series 2004 A, RB	6.00%	05/15/34	1,500	906,900

				17,055,726

Oklahoma–1.45%
Cleveland (County of) Justice Authority (Detention Facility); Series 2009 B, Sales Tax RB	5.75%	03/01/29	1,400	1,427,860

Oklahoma (County of) Finance Authority (Epworth Villa);
Series 2005 A, Ref. RB	5.00%	04/01/15	840	796,177

Series 2005 A, Ref. RB	5.70%	04/01/25	2,500	2,201,000

Oklahoma (State of) Development Finance Authority (Comanche County Hospital); Series 2002 B, RB	6.60%	07/01/31	825	826,856

Tulsa (County of) Industrial Authority (Montereau, Inc);
Series 2010 A, Senior Living Community RB	7.13%	11/01/30	1,250	1,223,725

Series 2010 A, Senior Living Community RB	7.25%	11/01/40	2,250	2,165,040

				8,640,658

Oregon–0.48%
Clackamas (County of) Hospital Facilities Authority (Odd Fellows Home-Friendship Health Center); Series 1998 A, Ref. RB	5.88%	09/15/21	230	202,970

Clackamas (County of) Hospital Facilities Authority (Willamette Falls Hospital); Series 2005, Ref. Gross RB	5.13%	04/01/26	1,000	866,190

Yamhill (County of) Hospital Authority (Friendsview Retirement Community); Series 2003, RB(a)(b)	7.00%	12/01/13	1,555	1,817,142

				2,886,302

Pennsylvania–5.07%
Allegheny (County of) Industrial Development Authority (Propel Charter Homestead); Series 2004 A, Charter School RB	7.00%	12/15/15	520	536,827

Allegheny (County of) Industrial Development Authority (Propel Charter-McKeesport); Series 2010 B, Charter School RB	6.38%	08/15/35	1,220	1,050,810

Allegheny (County of) Industrial Development Authority (Propel Charter-Montour); Series 2010 A, Charter School RB	6.75%	08/15/35	1,250	1,105,713

Blair (County of) Industrial Development Authority (Village of Pennsylvania State);
Series 2002 A, First Mortgage RB(e)	6.90%	01/01/22	500	312,400

Series 2002 A, First Mortgage RB(e)	7.00%	01/01/34	500	312,400

Butler (County of) Hospital Authority (Butler Health System);
Series 2009, RB	7.13%	07/01/29	2,145	2,343,970

Series 2009, RB	7.25%	07/01/39	1,590	1,735,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 1999, Ref. First Mortgage RB	6.38%	12/01/19	$1,000	$1,000,620

Series 2006, Ref. First Mortgage RB	5.13%	12/01/12	500	492,550

Series 2006, Ref. First Mortgage RB	5.25%	12/01/13	500	490,175

Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	260	249,207

Series 2006, Ref. First Mortgage RB	5.38%	12/01/16	500	484,335

Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	935	884,099

Chester (County of) Industrial Development Authority (Avon Grove Charter School);
Series 2007 A, RB	6.25%	12/15/27	1,000	896,500

Series 2007 A, RB	6.38%	12/15/37	1,500	1,276,485

Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	6.00%	07/01/35	1,000	866,080

Cumberland (County of) Municipal Authority (Presbyterian Homes Obligated Group);
Series 2008 A, RB	5.00%	01/01/17	2,000	2,020,040

Series 2008 A, RB	5.35%	01/01/20	515	515,494

Series 2008 A, RB	5.45%	01/01/21	885	883,593

Cumberland (County of) Municipal Authority (Wesley Affiliated Services, Inc.); Series 2002 A, Retirement Community RB(a)(b)	7.13%	01/01/13	700	787,528

Erie (County of) Hospital Authority (St. Vincent Health Center); Series 2010 A, RB	7.00%	07/01/27	1,000	981,300

Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2006, Hospital RB	5.88%	07/01/31	1,500	1,262,595

Lancaster (County of) Hospital Authority (St. Anne’s Home for the Aged, Inc.); Series 1999, Health Center RB	6.63%	04/01/28	500	442,210

Lawrence (County of) Industrial Development Authority (Shenango Presbyterian Senior Care Obligated Group); Series 2001 B, Senior Health & Housing Facilities RB(a)(b)	7.50%	11/15/11	1,000	1,068,260

Lehigh (County of) General Purpose Authority (Bible Fellowship Church Home Inc.);
Series 2001, First Mortgage RB	7.63%	11/01/21	250	254,475

Series 2001, First Mortgage RB	7.75%	11/01/33	750	750,585

Pennsylvania (State of) Economic Development Financing Authority (Northwestern Human Services, Inc.); Series 1998 A, RB	5.25%	06/01/14	1,000	960,320

Pennsylvania (State of) Higher Educational Facilities Authority (Student Association, Inc. at California University of Pennsylvania);
Series 2000 A, Student Housing RB	6.75%	09/01/20	500	509,540

Series 2000 A, Student Housing RB	6.75%	09/01/32	320	322,154

Philadelphia (City of) Industrial Development Authority (Cathedral Village); Series 2003 A, RB	6.88%	04/01/34	500	449,220

Philadelphia (City of) Industrial Development Authority (Global Leadership Academy Charter School) Series 2010, RB	6.38%	11/15/40	1,000	880,030

Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	500	491,795

Philadelphia (City of) Industrial Development Authority (Russell Byers Charter School);
Series 2007 A, RB	5.15%	05/01/27	1,000	815,430

Series 2007 A, RB	5.25%	05/01/37	1,000	752,720

Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	2,700	2,107,350

				30,291,914

Rhode Island–0.80%
Rhode Island (State of) Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2009 A, Hospital Financing RB	7.00%	05/15/39	2,500	2,680,050

Series 2009 A, Hospital Financing RB (INS–AGC)(d)	6.25%	05/15/30	2,000	2,127,060

				4,807,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Carolina–1.52%
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2007, Ref. First Mortgage Health Care Facilities RB	5.00%	05/01/14	$1,035	$1,010,636

Series 2007, Ref. First Mortgage Health Care Facilities RB	5.38%	05/01/21	1,500	1,360,065

Series 2007, Ref. First Mortgage Health Care Facilities RB	5.50%	05/01/28	1,100	896,676

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	1,500	1,516,530

Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,570	1,570,251

South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes);
Series 2004 A, Residential Care Facilities RB	6.25%	05/15/25	750	679,110

Series 2004 A, Residential Care Facilities RB	6.38%	05/15/32	1,250	1,063,300

South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman); Series 2007 A, RB	6.00%	11/15/37	2,000	1,014,800

				9,111,368

South Dakota–0.26%
Sioux Falls (City of); Series 2008 A, Tax Increment Allocation RB	5.75%	01/15/28	1,300	1,062,607

South Dakota (State of) Health & Educational Facilities Authority (Westhills Village Retirement Community); Series 2003, RB	5.65%	09/01/23	500	504,755

				1,567,362

Tennessee–0.57%
Blount (County of) Health & Educational Facilities Board (Asbury, Inc.); Series 2007 A, Ref. RB	5.13%	04/01/23	1,690	1,416,541

Davidson and Williamson (Counties of) Harpeth Valley Utilities District; Series 2004, Utilities Improvement RB (INS–NATL)(d)	5.00%	09/01/34	1,000	994,520

Johnson City (City of) Health & Educational Facilities Board (Appalachian Christian Village);
Series 2004 A, Retirement Facilities RB	6.00%	02/15/24	500	453,480

Series 2004 A, Retirement Facilities RB	6.25%	02/15/32	600	517,668

				3,382,209

Texas–12.41%
Abilene (City of) Health Facilities Development Corp. (Sears Methodist Retirement System Obligated Group Report); Series 2003 A, Retirement Facilities RB	7.00%	11/15/33	2,400	2,002,464

Arlington Higher Education Finance Corp. (Arlington Classics Academy); Series 2010 B, Ref. Education RB	7.65%	08/15/40	2,500	2,446,975

Atlanta (City of) Hospital Authority; Series 1999, Hospital Facilities RB	6.70%	08/01/19	435	434,952

Clifton Higher Education Finance Corp. (Tejano Center for Community Concerns, Inc.–Raul Yzaguirre School for Success); Series 2009 A, Ref. Education RB	9.00%	02/15/38	2,000	2,220,920

Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB	6.13%	12/01/40	2,970	2,522,985

Corpus Christi (Port of) Industrial Development Corp. (Valero); Series 1997 C, Ref. RB	5.40%	04/01/18	550	524,447

Dallas-Fort Worth (Cities of) International Airport Facilities Improvement Corp.; Series 2000 A-3, Ref. RB(f)	9.13%	05/01/29	500	511,445

Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2004 A, Hospital RB	5.63%	09/01/13	1,335	1,358,589

Series 2004 A, Hospital RB	7.00%	09/01/25	3,260	3,190,399

Series 2004 A, Hospital RB	7.13%	09/01/34	905	855,678

Harris (County of) Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. Hospital RB	7.20%	12/01/28	1,000	1,053,780

Harrison (County of) Health Facilities Development Corp. (Good Shepherd Health System) Series 2010, Hospital RB	5.25%	07/01/28	1,500	1,358,625

HFDC of Central Texas, Inc. (Legacy at Willow Bend);
Series 2006 A, Retirement Facilities RB	5.50%	11/01/31	500	390,040

Series 2006 A, Retirement Facilities RB	5.63%	11/01/26	750	628,643

Series 2006 A, Retirement Facilities RB	5.75%	11/01/36	1,000	775,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Hidalgo (County of) Health Services Corp. (Mission Hospital, Inc.);
Series 2005, Hospital RB	5.00%	08/15/15	$500	$513,385

Series 2005, Hospital RB	5.00%	08/15/19	700	694,274

Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/33	1,000	864,610

Series 2008, RB	6.00%	02/15/38	1,000	847,650

Houston (City of) Health Facilities Development Corp. (Buckingham Senior Living Community);
Series 2004 A, Retirement Facilities RB(a)(b)	7.00%	02/15/14	300	353,025

Series 2004 A, Retirement Facilities RB(a)(b)	7.00%	02/15/14	750	880,875

Series 2004 A, Retirement Facilities RB(a)(b)	7.13%	02/15/14	450	530,010

La Vernia Higher Education Finance Corp. (Amigos Por Vida/Friends for Life); Series 2008, Education RB	6.38%	02/15/37	1,635	1,363,868

La Vernia Higher Education Finance Corp. (Cosmos Foundation);
Series 2008 A, Education RB	6.25%	02/15/17	1,245	1,312,566

Series 2008 A, Education RB	7.13%	02/15/38	2,000	2,055,260

Lufkin (City of) Health Facilities Development Corp. (Memorial Health System of East Texas);
Series 2007, Health System RB	5.50%	02/15/37	1,000	829,850

Series 2009, Ref. Health System RB	6.25%	02/15/37	2,000	1,871,280

Matagorda (County of) Navigation District No. 1 (Central Power & Light Co.); Series 2001 A, Ref. PCR	6.30%	11/01/29	1,000	1,033,670

Meadow Parc Development, Inc. (Meadow Parc Apartments); Series 1998, MFH RB	6.50%	12/01/30	1,060	901,413

Mesquite (City of) Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2005, Retirement Facilities RB	5.63%	02/15/35	945	804,715

Midlothian (City of) Development Authority; Series 2004, Tax Increment Contract Allocation RB(c)	6.20%	11/15/29	1,000	934,880

North Central Texas Health Facilities Development Corp. (Children’s Medical Center of Dallas); Series 2009, Hospital RB	5.75%	08/15/39	1,500	1,506,945

Pearland (City of) Development Authority; Series 2009, Tax Increment Contract Allocation RB	5.88%	09/01/29	805	811,794

Pharr (City of) Higher Education Finance Authority (Idea Public Schools);
Series 2009 A, Education RB	6.25%	08/15/29	570	564,448

Series 2009 A, Education RB	6.50%	08/15/39	2,320	2,278,611

San Juan Higher Education Finance Authority (Idea Public Schools); Series 2010 A, Education RB	6.70%	08/15/40	1,000	1,004,130

Tarrant (County of) Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/27	1,500	1,307,820

Series 2007, Retirement Facility RB	5.75%	11/15/37	3,500	2,908,045

Tarrant (County of) Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.25%	02/15/17	1,150	1,017,233

Series 2007, Retirement Facility RB	5.75%	02/15/25	1,500	1,227,885

Series 2007, Retirement Facility RB	5.75%	02/15/29	1,600	1,251,008

Series 2009 A, Retirement Facility RB	8.00%	02/15/38	1,350	1,317,911

Tarrant (County of) Cultural Education Facilities Finance Corp. (Mirador);
Series 2010 A, Retirement Facility RB	8.00%	11/15/29	1,500	1,450,980

Series 2010 A, Retirement Facility RB	8.13%	11/15/39	1,000	961,060

Tarrant (County of) Cultural Education Facilities Finance Corp. (Northwest Senior Housing Corp.-Edgemere);
Series 2006 A, Retirement Facilities RB	6.00%	11/15/26	1,200	1,163,124

Series 2006 A, Retirement Facilities RB	6.00%	11/15/36	2,000	1,777,900

Tarrant (County of) Cultural Education Facilities Finance Corp. (Strayton at Museum Way);
Series 2009 A, Retirement Facility RB	8.25%	11/15/29	2,135	2,079,148

Series 2009 A, Retirement Facility RB	8.25%	11/15/39	1,000	961,690

Texas (State of) Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School) Series 2010 A, Education RB	5.80%	08/15/40	1,000	875,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Texas (State of) Public Finance Authority Charter School Finance Corp. (Odyssey Academy, Inc.);
Series 2010 A, Educational RB	6.88%	02/15/30	$1,455	$1,405,996

Series 2010 A, Educational RB	7.13%	02/15/40	1,810	1,749,401

Travis (County of) Health Facilities Development Corp. (Querencia Barton Creek);
Series 2005, Retirement Facility RB	5.50%	11/15/25	1,650	1,411,179

Series 2005, Retirement Facility RB	5.65%	11/15/35	1,250	962,850

Travis (County of) Health Facilities Development Corp. (Westminster Manor); Series 2010, RB	7.00%	11/01/30	2,500	2,460,375

University of Houston (Consolidated System); Series 2009 A, Ref. RB	5.00%	02/15/34	2,000	2,012,360

Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/25	465	446,228

Series 2009, Tax Increment Allocation Contract RB	5.50%	09/01/29	2,250	2,149,447

Woodhill Public Facilities Corp. (Woodhill Apartments); Series 1999, MFH RB	7.50%	12/01/29	1,000	985,010

				74,115,261

Utah–3.08%
Provo (City of) (Freedom Academy Foundation); Series 2007, Charter School RB	5.50%	06/15/37	1,450	1,034,836

Utah (County of) (Lakeview Academy); Series 2007 A, Charter School RB	5.63%	07/15/37	2,200	1,599,180

Utah (County of) (Renaissance Academy);
Series 2007 A, Charter School RB	5.35%	07/15/17	900	842,112

Series 2007 A, Charter School RB	5.63%	07/15/37	1,350	981,315

Utah (County of) (Ronald Wilson Reagan Academy); Series 2007 A, Charter School RB	5.75%	02/15/22	315	271,735

Utah (State of) Charter School Finance Authority (Channing Hall);
Series 2007 A, Charter School RB(c)	5.88%	07/15/27	780	640,513

Series 2007 A, Charter School RB(c)	6.00%	07/15/37	2,100	1,611,288

Utah (State of) Charter School Finance Authority (George Washington Academy);
Series 2008 A, Charter School RB	6.75%	07/15/28	1,340	1,227,963

Series 2008 A, Charter School RB	7.00%	07/15/40	1,690	1,515,271

Utah (State of) Charter School Finance Authority (Navigator Pointe Academy), Series 2010 A, Charter School RB	5.38%	07/15/30	1,650	1,422,547

Series 2010 A, Charter School RB	5.63%	07/15/40	710	597,401

Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy); Series 2010, Charter School RB	6.38%	07/15/40	1,500	1,312,635

Utah (State of) Charter School Finance Authority (Rockwell Charter High School); Series 2008 A, Charter School RB	7.00%	08/15/38	2,000	1,488,940

Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/38	2,800	2,244,592

West Valley City (City of) (Monticello Academy); Series 2007, Ref. Charter School RB(c)	6.38%	06/01/37	1,975	1,589,302

				18,379,630

Virginia–1.75%
Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/30	2,000	1,794,280

Series 2008 A, Residential Care Facilities RB	6.25%	12/01/38	2,000	1,736,540

Henrico (County of) Economic Development Authority (Virginia United Methodist Homes); Series 2002 A, Ref. Residential Care Facilities RB	6.50%	06/01/22	750	750,795

Lexington (City of) Industrial Development Authority (Kendall at Lexington);
Series 2007 A, Residential Care Facilities Mortgage RB	5.25%	01/01/21	395	362,440

Series 2007 A, Residential Care Facilities Mortgage RB	5.38%	01/01/22	780	710,533

Series 2007 A, Residential Care Facilities Mortgage RB	5.38%	01/01/23	425	376,716

Series 2007 A, Residential Care Facilities Mortgage RB	5.38%	01/01/28	500	406,260

Series 2007 A, Residential Care Facilities Mortgage RB	5.50%	01/01/37	1,300	998,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virginia–(continued)

Lynchburg (City of) Industrial Development Authority (The Summit); Series 2002 A, Residential Care Facilities Mortgage RB	6.25%	01/01/28	$500	$457,195

Norfolk (City of) Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc.-Harbor’s Edge); Series 2004 A, First Mortgage RB	6.00%	01/01/25	500	440,735

Peninsula Ports Authority (Virginia Baptist Homes); Series 2003 A, Residential Care Facilities RB(a)(b)	7.38%	12/01/13	500	585,180

Peninsula Town Center Community Development Authority;
Series 2007, Special Obligation RB	6.35%	09/01/28	1,000	932,120

Series 2007, Special Obligation RB	6.45%	09/01/37	1,000	893,490

				10,445,165

Washington–1.72%
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital); Series 2007, Hospital RB	6.50%	12/01/38	2,000	1,659,560

Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2007, RB	5.75%	12/01/28	1,250	1,201,512

Series 2010, RB	5.75%	12/01/35	2,000	1,841,660

Washington (State of) Health Care Facilities Authority (Multi-Care Health System); Series 2007 B, RB (INS–AGM)(d)	5.00%	08/15/41	1,000	892,080

Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB	7.38%	03/01/38	500	536,970

Washington (State of) Health Care Facilities Authority (Swedish Health Services); Series 2009 A, RB	6.50%	11/15/33	1,500	1,565,460

Washington (State of) Health Care Facilities Authority; Series 2007 C, RB (INS–Radian Asset Assurance, Inc.)(d)	5.50%	08/15/42	3,000	2,592,930

				10,290,172

West Virginia–1.34%
Harrison (County of) Commission (Charles Pointe No. 2);
Series 2008 A, Ref. Tax Increment Allocation RB	7.00%	06/01/35	1,500	1,255,530

Series 2008 B, Ref. Tax Increment Allocation RB	7.00%	06/01/28	1,000	816,480

West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, Hospital RB	6.50%	10/01/38	5,000	4,425,550

Series 2008, Hospital RB	6.75%	10/01/43	1,650	1,493,382

				7,990,942

Wisconsin–3.13%
Milwaukee (City of) Redevelopment Authority (Academy of Learning & Leadership, Inc.); Series 2007 A, Education RB	5.50%	08/01/22	300	254,067

Wisconsin (State of) Health & Educational Facilities Authority (AE Nursing Centers);
Series 2008, RB	7.15%	06/01/28	1,075	959,760

Series 2008, RB	7.25%	06/01/38	1,000	854,050

Wisconsin (State of) Health & Educational Facilities Authority (Beaver Dam Community Hospitals, Inc.);
Series 2004 A, RB	6.50%	08/15/26	250	239,888

Series 2004 A, RB	6.75%	08/15/34	1,480	1,410,647

Wisconsin (State of) Health & Educational Facilities Authority (Community Memorial Hospital, Inc.); Series 2003, RB	7.13%	01/15/22	890	846,995

Wisconsin (State of) Health & Educational Facilities Authority (Community Rehabilitation Providers Facilities Acquisition Program); Series 1998, RB	6.88%	12/01/23	200	180,336

Wisconsin (State of) Health & Educational Facilities Authority (Eastcastle Place, Inc.);
Series 2004, RB	6.00%	12/01/24	500	409,110

Series 2004, RB	6.13%	12/01/34	1,000	725,140

Wisconsin (State of) Health & Educational Facilities Authority (New Castle Place); Series 2001 A, RB	7.00%	12/01/31	250	199,795

Wisconsin (State of) Health & Educational Facilities Authority (Reedsburg Area Medical Center, Inc.), Series 2010 A, Ref. RB	6.00%	06/01/27	1,000	921,890

Series 2010 A, Ref. RB	6.10%	06/01/28	800	735,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wisconsin–(continued)

Wisconsin (State of) Health & Educational Facilities Authority (Southwest Health Center);
Series 2004 A, RB	6.13%	04/01/24	$260	$250,632

Series 2004 A, RB	6.25%	04/01/34	1,025	930,475

Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.);
Series 2009 A, RB	7.25%	09/15/29	2,000	1,978,820

Series 2009 A, RB	7.63%	09/15/39	1,000	1,004,730

Wisconsin (State of) Health & Educational Facilities Authority (Tomah Memorial Hospital, Inc.);
Series 2003, RB	6.00%	07/01/15	100	98,978

Series 2003, RB	6.13%	07/01/16	150	150,105

Series 2003, RB	6.63%	07/01/28	750	699,510

Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.);
Series 2006, Ref. RB	5.50%	08/01/16	2,020	1,960,107

Series 2006, Ref. RB	5.80%	08/01/29	2,400	2,054,064

Series 2010, RB	7.00%	08/01/33	2,000	1,810,140

				18,675,151

Wyoming–0.08%
Teton (County of) Hospital District (St. John’s Medical Center); Series 2002, RB	6.75%	12/01/22	500	499,530

TOTAL INVESTMENTS(g)–98.13% (Cost $649,636,666)				586,188,265

OTHER ASSETS LESS LIABILITIES–1.87%				11,148,390

NET ASSETS–100.00%				$597,336,655

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
COP	– Certificates of Participation
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
TEMPS	– Tax-Exempt Mandatory Paydown Securities

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $17,243,503, which represented 2.89% of the Fund’s Net Assets.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2011 was $4,211,200, which represented 0.70% of the Fund’s Net Assets
(f)	Security subject to the alternative minimum tax.
(g)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5%.
*	AMBAC filed for bankruptcy on November 8, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco High Income Municipal Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $649,636,666)	$586,188,265

Cash	1,309,259

Receivable for:
Investments sold	461,974

Fund shares sold	2,050,163

Interest	10,989,480

Fund expenses absorbed	14,153

Investment for trustee deferred compensation and retirement plans	37,400

Other assets	24,097

Total assets	601,074,791

Liabilities:
Payable for:
Fund shares reacquired	2,124,168

Dividends	1,198,650

Accrued fees to affiliates	259,334

Accrued other operating expenses	72,879

Trustee deferred compensation and retirement plans	83,105

Total liabilities	3,738,136

Net assets applicable to shares outstanding	$597,336,655

Net assets consist of:
Shares of beneficial interest	$733,496,470

Undistributed net investment income	315,947

Undistributed net realized gain (loss)	(73,027,361)

Unrealized appreciation (depreciation)	(63,448,401)

$597,336,655

Net Assets:
Class A	$303,900,782

Class B	$16,015,130

Class C	$126,337,351

Class Y	$89,212,164

Institutional Class	$61,871,228

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	41,687,348

Class B	2,194,191

Class C	17,323,000

Class Y	12,221,559

Institutional Class	8,485,990

Class A:
Net asset value per share	$7.29

Maximum offering price per share
(Net asset value of $7.29 divided by 95.25%)	$7.65

Class B:
Net asset value and offering price per share	$7.30

Class C:
Net asset value and offering price per share	$7.29

Class Y:
Net asset value and offering price per share	$7.30

Institutional Class:
Net asset value and offering price per share	$7.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco High Income Municipal Fund

Statement of Operations

For the year ended February 28, 2011

Year ended
February 28,
2011

Investment income:
Interest	$43,937,961

Total investment income	43,937,961

Expenses:
Advisory fees	3,991,001

Administrative services fees	196,547

Custodian fees	36,642

Distribution fees:
Class A	940,713

Class B	189,716

Class C	1,511,474

Transfer agent fees	257,455

Transfer agent fees — Institutional	44,740

Trustees’ and officers’ fees and benefits	33,604

Other	245,607

Total expenses	7,447,499

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(926,513)

Net expenses	6,520,986

Net investment income	37,416,975

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(18,885,686)

Change in net unrealized appreciation (depreciation) of investment securities	(10,362,507)

Net realized and unrealized gain (loss)	(29,248,193)

Net increase in net assets resulting from operations	$8,168,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco High Income Municipal Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009

	Year ended	Eleven months	Year ended
	February 28,	February 28,	March 31,
	2011	2010	2009

Operations:
Net investment income	$37,416,975	$32,247,861	$34,271,334

Net realized gain (loss)	(18,885,686)	(9,898,657)	(26,973,935)

Change in net unrealized appreciation (depreciation)	(10,362,507)	101,796,800	(119,029,870)

Net increase (decrease) in net assets resulting from operations	8,168,782	124,146,004	(111,732,471)

Distributions to shareholders from net investment income:
Class A	(21,643,707)	(20,281,892)	(21,958,475)

Class B	(951,659)	(982,546)	(1,195,315)

Class C	(7,577,680)	(6,093,451)	(5,260,406)

Class Y	(4,599,438)	(2,169,403)	(470,291)

Institutional Class	(3,458,522)	(2,985,252)	(4,890,134)

Total distributions from net investment income	(38,231,006)	(32,512,544)	(33,774,621)

Share transactions–net:
Class A	(66,476,926)	16,393,034	17,990,381

Class B	(3,433,878)	(832,204)	(4,140,540)

Class C	(13,844,062)	36,379,832	19,165,107

Class Y	44,338,656	30,377,248	16,445,547

Institutional Class	11,378,640	(5,514,332)	(17,187,361)

Net increase (decrease) in net assets resulting from share transactions	(28,037,570)	76,803,578	32,273,134

Net increase (decrease) in net assets	(58,099,794)	168,437,038	(113,233,958)

Net assets:
Beginning of year	655,436,449	486,999,411	600,233,369

End of year (includes undistributed net investment income of $315,947, $1,129,978 and $1,394,612, respectively)	$597,336,655	$655,436,449	$486,999,411

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco High Income Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of substantially federal tax-exempt income and taxable capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

31        Invesco High Income Municipal Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

32        Invesco High Income Municipal Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.
Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.60%

Over $500 million up to and including $1 billion	0.55%

Over $1 billion up to and including $1.5 billion	0.50%

Over $1.5 billion	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 0.83%, 1.58%, 1.58%, 0.58% and 0.58% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total fund annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  For the year ended February 28, 2011, the Adviser waived advisory fees $624,181 and reimbursed class level expenses of $155,378, $7,834, $62,413, $31,559 and $44,740 of Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $136.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory

33        Invesco High Income Municipal Fund

Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $84,397 in front-end sales commissions from the sale of Class A shares and $8,722, $33,682 and $36,004 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$586,188,265	$—	$586,188,265

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2011, the Fund engaged in securities sales of $1,650,261.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $272.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $4,215 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To

34        Invesco High Income Municipal Fund

compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011 , the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009:

	2011	2010	2009

Ordinary income	$8,839	$1,131	$4,489

Ordinary income-tax exempt	38,222,167	32,511,413	33,770,132

Total distributions	$38,231,006	$32,512,544	$33,774,621

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$263,916

Net unrealized appreciation (depreciation) — investments	(63,317,723)

Temporary book/tax differences	(78,647)

Post-October deferrals	(11,460,877)

Capital loss carryforward	(61,566,484)

Shares of beneficial interest	733,496,470

Total net assets	$597,336,655

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bonds with market discount.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions

Capital Loss
Expiration	Carryforward*

February 28, 2012	$1,072,111

February 28, 2013	2,599,981

February 28, 2014	376,854

February 28, 2015	622,423

February 28, 2016	4,837,280

February 28, 2017	14,375,305

February 28, 2018	28,280,344

February 28, 2019	9,402,186

Total capital loss carryforward	$61,566,484

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $115,893,814 and $126,975,735, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$7,878,697

Aggregate unrealized (depreciation) of investment securities	(71,196,420)

Net unrealized appreciation (depreciation) of investment securities	$(63,317,723)

Cost of investments for tax purposes is $649,505,988.

35        Invesco High Income Municipal Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2011, undistributed net realized gain (loss) was increased by $972,821 and shares of beneficial interest decreased by $972,821. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Eleven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		March 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	19,723,009	$151,974,863	15,665,759	$111,585,560	21,013,893	$154,988,660

Class B	310,870	2,413,542	528,387	3,795,101	511,324	3,827,007

Class C	4,617,015	35,540,699	7,220,821	51,964,893	6,263,920	47,413,934

Class Y(b)	8,470,818	65,341,422	5,082,023	35,289,246	2,270,249	17,140,130

Institutional Class	2,362,748	18,014,215	2,200,792	15,873,775	2,581,337	19,166,377

Issued as reinvestment of dividends:
Class A	1,727,410	13,165,655	1,723,011	12,440,687	1,842,877	13,353,674

Class B	66,865	512,530	75,850	558,255	75,025	539,333

Class C	613,405	4,707,886	550,311	3,988,501	487,859	3,498,074

Class Y	365,377	2,804,215	176,185	1,292,432	47,741	308,996

Institutional Class	413,871	3,164,950	405,440	2,902,117	478,320	3,444,464

Automatic conversion of Class B shares to Class A shares:
Class A	264,734	2,021,806	334,518	2,386,335	441,071	3,200,774

Class B	(264,388)	(2,021,806)	(334,075)	(2,386,335)	(440,494)	(3,200,774)

Reacquired:
Class A(b)	(30,735,641)	(233,639,250)	(15,372,357)	(110,019,548)	(21,943,013)	(153,552,727)

Class B	(571,091)	(4,338,144)	(383,640)	(2,799,225)	(712,799)	(5,306,106)

Class C	(7,188,336)	(54,092,647)	(2,690,568)	(19,573,562)	(4,425,111)	(31,746,901)

Class Y	(3,154,902)	(23,806,981)	(888,140)	(6,204,430)	(147,792)	(1,003,579)

Institutional Class	(1,271,104)	(9,800,525)	(3,488,041)	(24,290,224)	(6,179,096)	(39,798,202)

Net increase (decrease) in share activity	(4,249,340)	$(28,037,570)	10,806,276	$76,803,578	2,165,311	$32,273,134

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	2,038,098	$15,550,688

Class A	(2,038,098)	(15,550,688)

36        Invesco High Income Municipal Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends				net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/28/11	$7.61	$0.43	(c)	$(0.31)	$0.12	$(0.44)	$7.29	1.48%	$303,901	0.82	%(d)	0.95	%(d)	5.64	%(d)	18%
Eleven months ended 02/28/10	6.46	0.40	(c)	1.16	1.56	(0.41)	7.61	24.65	385,638	0.80		0.98		6.14		8
Year ended 03/31/09	8.20	0.45	(c)	(1.74)	(1.29)	(0.45)	6.46	(16.21)	312,444	0.75		0.99		6.07		22
Year ended 03/31/08	9.15	0.45		(0.96)	(0.51)	(0.44)	8.20	(5.70)	385,396	0.70		0.98		5.13		23
Year ended 03/31/07	8.97	0.45		0.17	0.62	(0.44)	9.15	7.11	348,602	0.65		1.01		4.99		10
Year ended 03/31/06	8.76	0.47		0.21	0.68	(0.47)	8.97	7.92	247,296	0.56		1.03		5.18		16

Class B
Year ended 02/28/11	7.61	0.38	(c)	(0.30)	0.08	(0.39)	7.30	0.87	16,015	1.57	(d)	1.70	(d)	4.89	(d)	18
Eleven months ended 02/28/10	6.47	0.36	(c)	1.14	1.50	(0.36)	7.61	23.64	20,193	1.55		1.73		5.39		8
Year ended 03/31/09	8.21	0.40	(c)	(1.75)	(1.35)	(0.39)	6.47	(16.85)	17,894	1.50		1.74		5.32		22
Year ended 03/31/08	9.16	0.39		(0.96)	(0.57)	(0.38)	8.21	(6.39)	27,354	1.45		1.73		4.38		23
Year ended 03/31/07	8.98	0.38		0.18	0.56	(0.38)	9.16	6.31	39,066	1.40		1.76		4.24		10
Year ended 03/31/06	8.77	0.40		0.21	0.61	(0.40)	8.98	7.12	45,422	1.31		1.78		4.43		16

Class C
Year ended 02/28/11	7.61	0.38	(c)	(0.31)	0.07	(0.39)	7.29	0.73	126,337	1.57	(d)	1.70	(d)	4.89	(d)	18
Eleven months ended 02/28/10	6.47	0.36	(c)	1.14	1.50	(0.36)	7.61	23.64	146,707	1.55		1.73		5.39		8
Year ended 03/31/09	8.20	0.39	(c)	(1.73)	(1.34)	(0.39)	6.47	(16.75)	91,821	1.50		1.74		5.32		22
Year ended 03/31/08	9.16	0.38		(0.96)	(0.58)	(0.38)	8.20	(6.51)	97,388	1.45		1.73		4.38		23
Year ended 03/31/07	8.97	0.38		0.19	0.57	(0.38)	9.16	6.43	80,702	1.40		1.76		4.24		10
Year ended 03/31/06	8.77	0.40		0.20	0.60	(0.40)	8.97	7.01	56,763	1.31		1.78		4.43		16

Class Y
Year ended 02/28/11	7.61	0.45	(c)	(0.30)	0.15	(0.46)	7.30	1.87	89,212	0.57	(d)	0.70	(d)	5.89	(d)	18
Eleven months ended 02/28/10	6.47	0.43	(c)	1.13	1.56	(0.42)	7.61	24.72	49,800	0.55		0.73		6.39		8
Year ended 03/31/09(e)	7.63	0.20	(c)	(1.13)	(0.93)	(0.23)	6.47	(12.21)	14,033	0.51	(f)	0.78	(f)	6.31	(f)	22

Institutional Class
Year ended 02/28/11	7.61	0.45	(c)	(0.31)	0.14	(0.46)	7.29	1.74	61,871	0.57	(d)	0.74	(d)	5.89	(d)	18
Eleven months ended 02/28/10	6.46	0.42	(c)	1.15	1.57	(0.42)	7.61	24.92	53,099	0.55		0.78		6.39		8
Year ended 03/31/09	8.20	0.47	(c)	(1.75)	(1.28)	(0.46)	6.46	(15.99)	50,807	0.50		0.76		6.32		22
Year ended 03/31/08	9.16	0.47		(0.96)	(0.49)	(0.47)	8.20	(5.56)	90,096	0.45		0.75		5.38		23
Year ended 03/31/07(e)	8.98	0.32		0.17	0.49	(0.31)	9.16	5.53	51,501	0.40	(f)	0.77	(f)	5.24	(f)	10

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $376,285, $18,972, $151,147, $76,429 and $57,367 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and July 31, 2006 for Class Y and Institutional Class shares, respectively.
(f)	Annualized.

37        Invesco High Income Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco High Income Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Income Municipal Fund (formerly known as AIM High Income Municipal Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

38        Invesco High Income Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$944.10	$4.00	$1,020.68	$4.16	0.83%

B	1,000.00	940.70	7.60	1,016.96	7.90	1.58

C	1,000.00	940.60	7.60	1,016.96	7.90	1.58

Y	1,000.00	945.40	2.80	1,021.92	2.91	0.58

Institutional	1,000.00	944.10	2.80	1,021.92	2.91	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

39        Invesco High Income Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	99.98%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40        Invesco High Income Municipal Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Brooklyn, NY 11217-1431
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

HIM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Tax-Exempt Cash Fund
Nasdaq:
A: ACSXX ▪ Investor: TEIXX

2	Letters to Shareholders
4	Management’s Discussion of Your Fund
5	Supplemental Information
6	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
18	Financial Highlights
19	Auditor's Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Tax-Exempt Cash Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
     As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Tax-Exempt Cash Fund

Management’s Discussion of Your Fund

This annual report on Invesco Tax-Exempt Cash Fund covers the 12 months ended February 28, 2011. As of that date, the Fund had 74 holdings, its net assets totaled $58.6 million and its weighted average maturity and weighted average life were 28 days and 28 days, respectively.

How we invest
We seek to provide as high a level of tax-exempt income, consistent with preservation of capital and maintenance of liquidity. We invest in high-quality, short-term municipal obligations, focusing on:
■	Safety, or preservation of capital, through rigorous credit analysis.
■	Liquidity, through a combination of short-term cash management vehicles and selective use of longer maturity investments.
■	Yield that is exempt from federal income tax.
     The overall portfolio’s structure depends on the supply and availability of municipal securities. Liquidity is managed using daily and weekly variable-rate demand notes. We may sell a security when there has been a negative change in an issuer’s credit quality or because we can earn a higher yield elsewhere.
     Because we generally do not purchase securities that generate taxable income or that are subject to the alternative minimum tax, we expect the Fund to generate fully tax-exempt income. While the Fund’s distributions are primarily exempt from federal income tax, a portion of the Fund’s distributions may be subject to the federal alternative minimum tax and state and local taxes.

Market conditions affecting money market funds
The economy tried to regain its footing during the period covered by this report, with market sentiment mostly guarded. An impressive run up in equity markets in the beginning of 2010 reversed quickly and strongly during the second quarter on disappointing employment numbers and concern that the Greek debt crisis would spread to other vulnerable economies in Europe. Investors appeared confident the economy was headed in the right direc-
tion, but uncertainty lingered, particularly with regard to the labor and credit markets.
     In an effort to address these concerns, the U.S. Federal Reserve (the Fed) intervened, just as markets bottomed, with a second round of quantitative easing (also known as QE2). The goal of the Fed’s initiative, announced in August and launched in November, was to reduce long-term borrowing costs by pumping liquidity into the economy through the purchase of $600 billion in U.S. government bonds over an eight-month period.1 This, the Fed hoped, would boost confi-dence and consumer spending, pushing growth and prices higher.
     Bolstered by the Fed’s efforts, the recovery finally began to gain traction, with the U.S. economy expanding through the fourth quarter of 2010. In the fourth quarter, gross domestic product, the broadest measure of overall economic activity, grew at an annualized rate of 3.1%.2 Household spending surged by 4.0% in the fourth quarter,2 the largest quarterly increase since the fourth quarter of 2006. Encouraged by positive economic momentum, investors returned to equity markets, resulting in inflows into equity mutual funds during the fourth quarter. Despite signs of economic recovery, unemployment remained stubbornly high at 8.9% in February.3
     Reflecting these broader macroeconomic developments, long-term U.S. government bonds rallied on increased demand for less risky investments, causing yields on 10-year Treasury bonds to decline in October to their lowest level since the first quarter of 2009. Yields subsequently rose on a steady flow of positive economic news and higher inflation expectations. At the same time, yields on short-term government securities were flat, weighed down by the Fed’s monetary policies, which kept the federal funds target rate in a range of between zero and 0.25%1, and a shrinking supply of creditworthy money market securities. Because money market funds invest in such securities, the yield you earned on your investment in Invesco Tax-Exempt Cash Fund remained low throughout the period covered by this report.
     On a positive note, the yield curve (a line graph that plots the yields of similarly rated fixed income investments according to their maturities) on U.S. Treasuries steepened during the reporting period, (meaning that long-term yields rose more than shorter term yields). While no one can predict the future performance of the economy, steepening yield curves historically have signaled relative economic health and expansion, because they indicate an expectation that interest rates will begin to increase in the future as a means of compensating investors who hold longer term Treasury securities with extended maturities for possible higher inflation typically associated with economic growth.
     Thank you for investing with us.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
Team managed by Invesco Advisers, Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/28/11

1–7	85.3%

8–30	1.4

31–60	1.3

61–90	0.9

91–180	5.9

181+	5.2
The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
4 Invesco Tax-Exempt Cash Fund

Invesco Tax-Exempt Cash Fund’s investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Money market risk. The Fund is a money market fund, and an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the Fund is managed, possibly negatively impacting its return. Additionally, the Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Foreign credit exposure risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Municipal securities risk. The value of, payment of interest and repayment of principal with respect to, and the ability of the Fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions. Failure of the issuer of a municipal security to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the value of such security.

■	Synthetic securities risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACSXX
Investor Class Shares	TEIXX

5 Invesco Tax-Exempt Cash Fund

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–100.51%
Alabama–1.53%
Gardendale (City of) (Woodbrook Apartments); Series 2002 D, Ref. VRD MFH RB (CEP–FHLMC)(a)	0.35%	10/01/32	$895	$895,000

Colorado–8.35%
Boulder (City of); Series 2011, Ref. Water & Sewer RB	2.00%	12/01/11	240	242,710

Colorado (State of) Educational & Cultural Facilities Authority (National Jewish Federation Bond Fund); Series 2008 F-1, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.21%	09/01/32	200	200,000

Colorado (State of) Housing & Finance Authority (Winridge Apartments); Series 1998, Ref. VRD MFH RB (CEP–FNMA)(a)	0.27%	02/15/28	565	565,000

Colorado (State of) Housing & Finance Authority (Woodstream Village); Series 1985, VRD MFH RB (CEP–FNMA)(a)	0.32%	02/01/31	1,585	1,585,000

Southglenn Metropolitan District; Series 2007, VRD Special RB (LOC–BNP Paribas)(a)(b)(c)	0.28%	12/01/30	2,305	2,305,000

				4,897,710

Connecticut–0.86%
Newtown (City of); Series 2011, Unlimited Tax GO BAN	1.50%	02/22/12	500	505,173

District of Columbia–2.61%
District of Columbia (Hogar Hispano, Inc.); Series 2005, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.52%	03/01/30	1,530	1,530,000

Florida–4.95%
Broward (County of) Educational Facilities Authority (City College,Inc.); Series 2004, VRD RB (LOC–Citibank, N.A.)(a)(b)	0.24%	11/01/31	600	600,000

Dade (County of) Industrial Development Authority (Spectrum Programs, Inc.); Series 1996, VRD IDR (LOC–Bank of America, N.A.)(a)(b)	0.55%	10/01/16	830	830,000

Palm Beach (County of) (Henry Morrison Flagler Museum); Series 2003, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.27%	11/01/36	675	675,000

Palm Beach (County of) (The Raymond F. Kravis Center for the Performing Arts, Inc.); Series 2002, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.25%	07/01/32	800	800,000

				2,905,000

Georgia–4.77%
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System); Series 2008 B, VRD RAN (LOC–Branch Banking & Trust Co.)(a)(b)	0.26%	08/01/38	1,000	1,000,000

Marietta (City of) Housing Authority (Wood Knoll Apartments); Series 1994, Ref. VRD MFH RB (CEP–FHLMC)(a)	0.26%	07/01/24	1,200	1,200,000

Private Colleges & Universities Authority (Emory University); Series 2005 B-2, VRD RB(a)	0.20%	09/01/35	600	600,000

				2,800,000

Illinois–4.80%
Illinois (State of) Finance Authority (Foundation for Safety & Health); Series 1992, VRD Safety Education RB (LOC–Harris, N.A.)(a)(b)(d)	0.30%	10/01/17	700	700,000

Illinois (State of) Finance Authority (Ingalls Memorial Hospital); Series 1985 B, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.21%	06/01/11	1,000	1,000,000

Illinois (State of) Finance Authority (Northwestern University);
Series 2008 B, VRD RB(a)	0.32%	03/01/11	400	400,000

Subseries 2008, VRD RB(a)	0.43%	03/01/12	300	300,000

Illinois (State of) Finance Authority (United Way/Crusade of Mercy, Inc.); Series 2002, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.55%	04/01/27	415	415,000

				2,815,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Tax-Exempt Cash Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Iowa–2.64%
Iowa (State of) Finance Authority (YMCA & Rehabilitation Center); Series 2000, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.50%	04/01/25	$900	$900,000

Iowa (State of) Higher Education Loan Authority (Graceland College); Series 2003, VRD Private College Facility RB (LOC–Bank of America, N.A.)(a)(b)	0.45%	02/01/33	650	650,000

				1,550,000

Kansas–0.95%
Johnson (County of) Public Building Commission; Series 2003 A, Lease Purchase RB(e)	4.20%	09/01/11	350	356,586

Wichita (City of); Series 2010-240, Improvement Unlimited Tax GO Temporary Notes	0.45%	09/15/11	200	200,051

				556,637

Michigan–4.74%
Grand Rapids (City of) Economic Development Corp. (Amway Hotel Corp.); Series 1991 A, Ref. VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.46%	08/01/17	130	130,000

Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.);
Series 2008 B-2, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.25%	10/15/30	110	110,000

Series 2008 B-3, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.25%	10/15/38	1,640	1,640,000

Michigan (State of) Housing Development Authority (Parks of Taylor Apartments); Series 2002 A, VRD MFH Limited Obligation RB (CEP–FNMA)(a)	0.27%	08/15/32	500	500,000

Southfield (City of) Economic Development Corp. (Lawrence Technological University); Series 2001, VRD Limited Obligation RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.28%	10/01/31	400	400,000

				2,780,000

Minnesota–0.52%
Minnesota (State of) Tax & Aid Anticipation Borrowing Program; Series 2011 A, COP	2.00%	09/01/11	300	302,457

Missouri–0.85%
St. Louis (County of) Industrial Development Authority (Friendship Village of South County); Series 2002 B, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.33%	09/01/22	500	500,000

New Hampshire–12.83%
New Hampshire (State of) Business Finance Authority (Foundation for Seacoast Health); Series 1998 A, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.35%	06/01/28	2,250	2,250,000

New Hampshire (State of) Business Finance Authority (Wheelabrator Concord Co., L.P.); Series 1997 A, Ref. VRD Resource Recovery RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.28%	01/01/18	2,475	2,475,000

New Hampshire (State of) Health & Education Facilities Authority (Moore Center Services, Inc.); Series 2007, VRD RB (LOC–TD Bank, N.A.)(a)(b)	0.26%	09/01/37	2,800	2,800,000

				7,525,000

New Jersey–1.54%
New Jersey (State of) Economic Development Authority (Job Haines Home for Aged People); Series 1998, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.29%	02/01/28	900	900,000

New Mexico–0.77%
New Mexico (State of); Series 2010, TRAN	2.00%	06/30/11	450	452,495

New York–0.61%
Fairport Central School District; Series 2010, Unlimited Tax GO Bonds	2.00%	06/15/11	355	356,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Tax-Exempt Cash Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Carolina–3.37%
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 1991 B, VRD RB(a)	0.27%	12/01/21	$900	$900,000

North Carolina (State of) Capital Facilities Finance Agency (Warren Wilson College); Series 2006, VRD Educational Facilities RB (LOC–Bank of America, N.A.)(a)(b)	0.32%	06/01/31	1,075	1,075,000

				1,975,000

North Dakota–3.41%
Fargo (City of) (Cass Oil Co.); Series 1984, VRD Commercial Development RB (LOC–U.S. Bank, N.A.)(a)(b)	0.41%	12/01/14	2,000	2,000,000

Ohio–0.35%
Ohio State University (The); Series 2008 A, General Receipts RB	4.00%	12/01/11	200	205,427

Oregon–2.68%
Oregon (State of) Health, Housing, Educational & Cultural Facilities Authority (Sacred Heart Medical Center Foundation); Series 1998 A, VRD RB (LOC–U.S. Bank N.A.)(a)(b)	0.26%	11/01/28	970	970,000

Portland (City of) Housing Authority (New Market West); Series 2004, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.35%	04/01/34	600	600,000

				1,570,000

Pennsylvania–4.56%
Derry (Township of) Industrial & Commercial Development Authority (Hershey Arena); Series 2000 A, VRD Hotel Tax RB (LOC–PNC Bank, N. A.)(a)(b)	0.25%	11/01/30	675	675,000

Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.26%	10/15/25	700	700,000

Pennsylvania (State of) Economic Development Financing Authority (Indiana Regional Medical Center); Series 2006 A-2, VRD Hospital RB (LOC–PNC Bank, N.A.)(a)(b)	0.28%	06/01/11	100	100,000

School District of Haverford Township; Series 2009, VRD Limited Tax GO Bonds (LOC–TD Bank, N.A.)(a)(b)	0.24%	03/01/30	1,200	1,200,000

				2,675,000

South Carolina–6.09%
Greenwood (County of) School District No. 50; Series 2010, Unlimited Tax GO Bonds	2.00%	04/01/11	750	751,013

South Carolina (State of) Jobs–Economic Development Authority (John Ancrum SPCA); Series 2007, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.55%	08/01/27	2,820	2,820,000

				3,571,013

Tennessee–4.83%
Clarksville (City of) Public Building Authority (Tennessee Municipal Bond Fund); Series 1994, VRD Pooled Financing RB (LOC–Bank of America, N.A.)(a)(b)(d)	0.32%	06/01/24	1,660	1,660,000

Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Vanderbilt University); Series 2000 A, VRD RB(a)	0.20%	10/01/30	675	675,000

Shelby (County of) Health, Educational & Housing Facility Board (Providence Place Apartments); Series 2007, Ref. VRD MFH RB (CEP–FNMA)(a)	0.26%	12/15/42	500	500,000

				2,835,000

Texas–11.08%
Austin (City of); Series 2001, Limited Tax GO Ctfs.	5.00%	09/01/11	150	153,238

Bexar (County of);
Series 2010, Limited Tax GO Bonds	3.00%	06/15/11	215	216,651

Series 2010, Ref. Limited Tax GO Bonds	2.00%	06/15/11	300	301,387

Board of Regents of the Texas A&M University System (Health Science Center); Series 2009 C, Financing System RB	3.00%	05/15/11	400	402,169

Board of Regents of the Texas A&M University System; Series 2006, Permanent University Fund Bonds	4.50%	07/01/11	550	557,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Tax-Exempt Cash Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Houston (City of);
Series 2004 B-6, Ref. VRD Combined Utility System First Lien RB (LOC–Bank of Nova Scotia)(a)(b)(c)	0.24%	05/15/34	$800	$800,000

Series 2010 H-2, GO Commercial Paper Notes	0.30%	03/09/11	500	500,000

Series 2010 H-2, GO Commercial Paper Notes	0.32%	03/17/11	300	300,000

JPMorgan Chase PUTTERS/DRIVERS Trust (Frisco Independent School District); Series 2009-3373, VRD School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)(a)(d)(f)	0.29%	08/15/16	1,750	1,750,000

Pampa Independent School District; Series 2007, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	4.00%	08/15/11	100	101,577

San Antonio (City of); Series 2009, Ref. Water System RB	3.00%	05/15/11	150	150,740

Tarrant (County of); Series 2004, Ref. & Improvement Limited Tax GO Bonds	4.00%	07/15/11	250	253,426

Texas (State of);
Series 2010, TRAN	2.00%	08/31/11	500	504,171

Series 2010 C, Water Financial Assistance Unlimited Tax GO Bonds	5.00%	08/01/11	500	509,542

				6,500,596

Utah–0.85%
Utah (County of) (IHC Health Services, Inc.); Series 2002 B, VRD Hospital RB(a)	0.25%	05/15/35	500	500,000

Vermont–2.13%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 B, VRD Mortgage RB (LOC–Banco Santander S.A.)(a)(b)(c)	0.62%	05/01/29	1,250	1,250,000

Washington–2.35%
King (County of);
Series 2010, Limited Tax GO BAN	2.00%	06/15/11	715	718,339

Series 2011 A, Limited Tax GO BAN	2.75%	03/01/12	300	307,062

Washington (State of) Housing Finance Commission (District Council No. 5 Apprenticeship & Training Trust Fund); Series 2006, VRD Non-Profit RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.35%	11/01/32	350	350,000

				1,375,401

Wisconsin–2.74%
Madison (City of) Community Development Authority (Hamilton Point Apartments); Series 1997 A, Ref. VRD MFH RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)(d)	0.41%	10/01/22	705	705,000

Wisconsin (State of) Health & Educational Facilities Authority (Three Pillars Senior Living Communities); Series 2004 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.35%	08/15/34	900	900,000

				1,605,000

Wyoming–2.75%
Gillette (City of) (Pacificorp); Series 1988, Ref. VRD PCR (LOC–Barclays Bank PLC)(a)(b)(c)	0.26%	01/01/18	1,615	1,615,000

TOTAL INVESTMENTS(g)(h)–100.51% (Cost $58,948,344)				58,948,344

OTHER ASSETS LESS LIABILITIES–(0.51)%				(297,015)

NET ASSETS–100.00%				$58,651,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Tax-Exempt Cash Fund

Investment Abbreviations:

BAN	– Bond Anticipation Note
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
DRIVERS	– Derivative Inverse Tax-Exempt Receipts
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue Bonds
PUTTERS	– Putable Tax-Exempt Receipts
RAN	– Revenue Anticipation Notes
RB	– Revenue Bonds
Ref.	– Refunding
TRAN	– Tax and Revenue Anticipation Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: other countries less than 5% each: 10.2%.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $4,815,000, which represented 8.21% of the Fund’s Net Assets.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Synthetic municipal instruments; involves the deposit into a trust of one or more long-term tax-exempt bonds or notes (“Underlying Bonds.”), a sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed interest payments on the Underlying Bonds, and pays certificate holders variable rate interest payments based upon a short-term reset periodically.
(g)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Bank of America, N.A.	21.76%

TD Bank, N.A.	6.82

JP Morgan Chase Bank, N.A.	6.40

Wells Fargo Bank, N.A.	5.84

FNMA	5.37

US Bank, N.A.	5.06

(h)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Tax-Exempt Cash Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $58,948,344)	$58,948,344

Cash	26,550

Receivable for:
Investments sold	335,000

Fund shares sold	194,001

Interest	80,698

Investment for trustee deferred compensation and retirement plans	48,908

Other assets	11,731

Total assets	59,645,232

Liabilities:
Payable for:
Investments purchased	607,062

Fund shares reacquired	244,340

Accrued fees to affiliates	6,421

Accrued other operating expenses	82,771

Trustee deferred compensation and retirement plans	53,309

Total liabilities	993,903

Net assets applicable to shares outstanding	$58,651,329

Net assets consist of:
Shares of beneficial interest	$58,694,887

Undistributed net investment income	(20,328)

Undistributed net realized gain (loss)	(23,230)

$58,651,329

Net Assets:
Class A	$36,424,666

Class Y	$12,464,367

Investor Class	$9,762,296

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	36,455,383

Class Y	12,468,341

Investor Class	9,772,828

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Tax-Exempt Cash Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$185,860

Expenses:
Advisory fees	189,126

Administrative services fees	50,000

Custodian fees	2,730

Distribution fees	30,565

Transfer agent fees	47,906

Trustees’ and officers’ fees and benefits	17,558

Registration and filing fees	37,972

Professional services fees	27,058

Other	18,598

Total expenses	421,513

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(263,553)

Net expenses	157,960

Net investment income	27,900

Net realized gain (loss) from investment securities	(4,593)

Net increase in net assets resulting from operations	$23,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Tax-Exempt Cash Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period April 1, 2009 through February 28, 2010 and the year ended March 31, 2009

	Year ended	Eleven months ended	Year ended
	February 28,	February 28,	March 31,
	2011	2010	2009

Operations:
Net investment income	$27,900	$31,888	$489,070

Net realized gain (loss)	(4,593)	—	—

Net increase in net assets resulting from operations	23,307	31,888	489,070

Distributions to shareholders from net investment income:
Class A	(16,393)	(14,543)	(294,652)

Class Y	(6,010)	(9,514)	(39,367)

Investor Class	(5,497)	(7,831)	(155,051)

Total distributions from net investment income	(27,900)	(31,888)	(489,070)

Share transactions–net:
Class A	17,419,873	160,249	(12,952,536)

Class Y	(4,316,832)	5,615,810	11,169,363

Investor Class	(2,196,817)	(680,782)	(1,333,818)

Net increase (decrease) in net assets resulting from share transactions	10,906,224	5,095,277	(3,116,991)

Net increase (decrease) in net assets	10,901,631	5,095,277	(3,116,991)

Net assets:
Beginning of year	47,749,698	42,654,421	45,771,412

End of year (includes undistributed net investment income of $(20,328), $(20,328) and $23,329, respectively)	$58,651,329	$47,749,698	$42,654,421

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Tax-Exempt Cash Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.
  The Fund currently consists of three different classes of shares: Class A, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges (“CDSC”). Class A, Class Y and Investor Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

13        Invesco Tax-Exempt Cash Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of 0.35% of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 35% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive all fees and/or reimburse all expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board to Trustees without further notice to investors.
  For the year ended February 28, 2011, the Adviser waived advisory fees of $189,126 and reimbursed Fund expenses of $43,711.

14        Invesco Tax-Exempt Cash Fund

  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $62.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation up to a maximum annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended February 28, 2011, the Class A shares paid $0 after IDI waived Plan fees of $30,565.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$58,948,344	$—	$58,948,344

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2011, the Fund engaged in securities purchases of $44,903,864 and securities sales of $45,426,916, which resulted in net realized gains of $0.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $89.

15        Invesco Tax-Exempt Cash Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $2,637 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted temporarily to overdraft or leave balances in its account with its custodian bank, The Bank of New York Mellon. The parties compensate one another for any overdraft or remaining balance in the account by either earning the interest that accrues on the overdrawn or balance amount in the account or by paying the other party a contractually agreed upon fee.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, the Period April 1, 2009 to February 28, 2010 and the Year Ended March 31, 2009:

	2011	2010	2009

Ordinary income — tax exempt	$27,900	$31,888	$489,070

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income — tax exempt	$26,442

Temporary book/tax differences	(46,770)

Capital loss carryforward	(23,230)

Shares of beneficial interest	58,694,887

Total net assets	$58,651,329

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits and capital loss carryforward.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2012	$4,652

February 28, 2013	101

February 28, 2017	10,203

February 28, 2018	3,681

February 28, 2019	4,593

Total capital loss carryforward	$23,230

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of tax deferrals acquired in the reorganization of Van Kampen Tax Free Money Fund, on February 28, 2011, undistributed net realized gain (loss) was decreased by $18,637 and shares of beneficial interest increased by $18,637. This reclassification had no effect on the net assets of the Trust.

16        Invesco Tax-Exempt Cash Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Eleven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		March 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	49,260,858	$49,260,858	35,068,354	$35,068,354	49,518,290	$49,518,290

Class Y(b)	40,843,360	40,843,360	23,693,810	23,693,810	23,067,011	23,067,011

Investor Class	2,261,635	2,261,635	4,488,403	4,488,403	9,681,443	9,681,443

Issued as reinvestment of dividends:
Class A	14,409	14,409	14,167	14,167	268,124	268,124

Class Y	5,999	5,999	9,500	9,500	39,292	39,292

Investor Class	5,405	5,405	7,560	7,560	148,375	148,375

Issued in connection with acquisitions:(c)
Class A	18,893,024	18,870,018	—	—	—	—

Reacquired:
Class A(b)	(50,725,412)	(50,725,412)	(34,922,272)	(34,922,272)	(62,738,950)	(62,738,950)

Class Y	(45,166,191)	(45,166,191)	(18,087,500)	(18,087,500)	(11,936,940)	(11,936,940)

Investor Class(b)	(4,463,857)	(4,463,857)	(5,176,745)	(5,176,745)	(11,163,636)	(11,163,636)

Net increase (decrease) in share activity	10,929,230	$10,906,224	5,095,277	$5,095,277	(3,116,991)	$(3,116,991)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	14,424,445	$14,424,445

Class A	(14,273,504)	(14,273,504)

Investor Class	(150,941)	(150,941)

(c)	As of the open of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Tax Free Money Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 8, 2009 and by the shareholders of Van Kampen Tax Free Money Fund on May 11, 2010. The acquisition as accomplished by a tax-free exchange of 18,893,024 shares of the Fund for 18,893,024 shares outstanding of Van Kampen Tax Free Money Fund as of the close of business on May 28, 2010. The single class of Van Kampen Tax Free Money Fund was exchanged for a like class of shares of the Fund based on the relative net asset value of Van Kampen Tax Free Money Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Tax Free Money Fund’s net assets at that date of $18,870,018 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $44,076,341.

17        Invesco Tax-Exempt Cash Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								Ratio of		Ratio of
								expenses		expenses
								to average		to average net		Ratio of net
	Net asset			Dividends				net assets		assets without		investment
	value,	Net		from net	Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment		investment	value, end	Total	end of period	and/or expenses		and/or expenses		average
	of period	income		income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets

Class A
Year ended 02/28/11	$1.00	$0.00	(c)	$(0.00)	$1.00	0.05%	$36,425	0.29	%(b)	0.82	%(b)	0.05	%(b)
Eleven months ended 02/28/10	1.00	0.00	(c)	(0.00)	1.00	0.07	19,008	0.36	(d)	1.07	(d)	0.08	(d)
Year ended 03/31/09	1.00	0.01	(c)	(0.01)	1.00	1.06	18,838	0.98		1.18		1.05
Year ended 03/31/08	1.00	0.03		(0.03)	1.00	2.62	31,812	0.92		1.07		2.58
Year ended 03/31/07	1.00	0.03		(0.03)	1.00	2.66	38,106	1.03		1.19		2.62
Year ended 03/31/06	1.00	0.02		(0.02)	1.00	1.88	37,828	0.94		1.09		1.84

Class Y
Year ended 02/28/11	1.00	0.00	(c)	(0.00)	1.00	0.05	12,464	0.29	(b)	0.72	(b)	0.05	(b)
Eleven months ended 02/28/10	1.00	0.00	(c)	(0.00)	1.00	0.07	16,782	0.36	(d)	0.93	(d)	0.08	(d)
Year ended 03/31/09(e)	1.00	0.00	(c)	(0.00)	1.00	0.27	11,169	0.94	(d)	1.01	(d)	1.09	(d)

Investor Class
Year ended 02/28/11	1.00	0.00	(c)	(0.00)	1.00	0.05	9,762	0.29	(b)	0.72	(b)	0.05	(b)
Eleven months ended 02/28/10	1.00	0.00	(c)	(0.00)	1.00	0.07	11,960	0.36	(d)	0.93	(d)	0.08	(d)
Year ended 03/31/09	1.00	0.01	(c)	(0.01)	1.00	1.14	12,647	0.90		0.93		1.13
Year ended 03/31/08	1.00	0.03		(0.03)	1.00	2.72	13,959	0.82		0.82		2.68
Year ended 03/31/07	1.00	0.03		(0.03)	1.00	2.76	13,203	0.93		0.94		2.72
Year ended 03/31/06	1.00	0.02		(0.02)	1.00	1.98	14,405	0.84		0.84		1.94

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are based on average daily net assets (000’s) of $30,565, $12,590 and $10,881 for Class A, Class Y and Investor Class shares, respectively.
(c)	Calculated using average shares outstanding.
(d)	Annualized.
(e)	Commencement date of October 3, 2008.

18        Invesco Tax-Exempt Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Tax-Exempt Cash Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Tax-Exempt Cash Fund (formerly known as AIM Tax-Exempt Cash Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

19        Invesco Tax-Exempt Cash Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,000.30	$1.49	$1,023.31	$1.51	0.30%

Y	1,000.00	1,000.30	1.49	1,023.31	1.51	0.30

Investor	1,000.00	1,000.30	1.49	1,023.31	1.51	0.30

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20        Invesco Tax-Exempt Cash Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        Invesco Tax-Exempt Cash Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Brooklyn, NY 11217-1431
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/moneymarketfunds. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

TEC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Tax-Free Intermediate Fund
Nasdaq:
A: ATFAX ■ A2: AITFX ■ Y: ATFYX ■ Institutional: ATFIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
33	Financial Statements
35	Notes to Financial Statements
41	Financial Highlights
42	Auditor’s Report
43	Fund Expenses
44	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Tax-Free Intermediate Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Tax-Free Intermediate Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2011, Class A2 shares of Invesco Tax-Free Intermediate Fund, at net asset value (NAV), outperformed the Fund’s broad-market index, the Barclays Capital Municipal Bond Index but slightly underperformed the Fund’s style-specific benchmark, the BofA Merrill Lynch 3-7 Year Municipal Index. Security selection within hospital bonds and special tax bonds contributed to Fund performance, while state general obligation bonds detracted from returns.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.10%

Class A2 Shares	2.26

Class Y Shares	2.26

Institutional Class Shares	2.36

Barclays Capital Municipal Bond Index▼ (Broad Market Index)	1.72

BofA Merrill Lynch 3-7 Year Municipal Index▼ (Style-Specific Index)	2.30

Lipper Intermediate Municipal Debt Funds Index▼ (Peer Group Index)	1.76

▼	Lipper Inc.

How we invest
We believe that an actively managed portfolio of municipal bonds can provide a steady stream of tax-exempt income while seeking to protect principal. Through active management, we strive to avoid capital gains and ordinary income, which are taxable to shareholders, while providing competitive tax-exempt income in all market environments.
     We invest primarily in municipal bonds, which include revenue and general obligation bonds. The Fund is permitted to purchase bonds of different maturities to better capitalize on interest rate movements and to manage the Fund’s duration for preservation of capital purposes. The Fund is able to invest up to 20% of assets in below-investment grade bonds. Finally, the Fund does not invest in bonds that pay interest subject to the alternative minimum tax (AMT).
     We generally invest in revenue bonds, which are municipal bonds issued to finance specific public works projects, such as bridges or sewer systems. Proceeds generated by those projects are used to pay interest and principal on the bonds.
     We typically purchase and hold municipal bonds to maturity to avoid selling-related capital gains. However, there are times when we will sell securities based on the following factors:
■	A downgrade in credit quality

■	A decision to shorten or lengthen the Fund’s duration

■	A decision to limit or reduce the Fund’s exposure to a particular sector or issuer

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace was modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     During the 12-month period covered by this report, municipal bond mutual funds saw inflows early in the period and experienced extensive net outflows beginning in November and continuing through the end of the reporting period. During the last two months of 2010, market volatility was heightened across the municipal asset class as U.S. Treasury yields increased and the market was flooded with new issuance in anticipation of the Build America Bond (BAB) pro-

Portfolio Composition
By credit sector

Revenue Bonds	78.2%

General Obligation Bonds	20.5

Pre-Refunded Bonds	0.6

Other	0.1

Cash	0.6

Total Net Assets	$1.3 billion

Total Number of Holdings	763

Top Five Fixed Income Holdings

				% of
		Coupon	Maturity	Net Assets

1.	E-470 Public Highway Authority	5.00%	9/2/13	1.2%

2.	Louisville & Jefferson (Counties of)	5.00	5/15/20	0.9
	Metropolitan Sewer District

3.	Ohio (State of) Air Quality Development Authority	5.70	8/1/20	0.7

4.	Cook (County of)	5.00	11/15/20	0.6

5.	Harris County Industrial Development Corp.	4.70	5/1/18	0.6
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Tax-Free Intermediate Fund

gram ending. These factors contributed to rising investor concerns regarding the health of municipal finances, leading to redemptions and lower municipal bond prices.
     The Fund’s exposure to the 20-year portion of the yield curve slightly detracted from returns during the reporting period.
     Quality spreads tightened during the early part of the reporting period, followed by widening in November, December and January due to increased volatility and higher tax-exempt issuance, before tightening again in February. Credit quality positioning enhanced Fund returns for the reporting period.
     Our allocation to revenue bonds greatly contributed to returns for the reporting period. Main contributors included our security selection in hospital bonds and special tax bonds.
     Our underweight exposure to state general obligation bonds was a main detractor from Fund performance for the reporting period. In addition, security selection within AAA, A, and BBB-rated bonds contributed to relative returns.
     Thank you for investing in Invesco Tax-Free Intermediate Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Richard Berry
Chartered Financial Analyst, portfolio manager, is manager of Invesco Tax-Free Intermediate Fund. Mr. Berry joined Invesco in 1987 and has been in the investment industry since 1968. He has served as president and director of the Dallas Association of Investment Analysts, chairman of the board of regents of the Financial Analysis Seminar and a trustee of the Lancaster Independent School District. He earned a B.B.A. and M.B.A. from Texas Christian University.
Stephen Turman
Chartered Financial Analyst, portfolio manager, is manager of Invesco Tax-Free Intermediate Fund. Mr. Turman began his career in the investment business in 1983 and joined Invesco in 1985. Prior to joining Invesco, he worked in institutional sales. Mr. Turman earned a B.B.A. in finance from The University of Texas at Arlington.

5 Invesco Tax-Free Intermediate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/87, Fund data from 5/11/87

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Tax-Free Intermediate Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares

Class A Shares

10	Years	3.61%	3.59%	3.63%

5	Years	3.71	3.67	3.69

1	Year	-0.48	-0.48	0.63

Class A2 Share

Inception (5/11/87)		5.26%	5.25%	5.22%

10	Years	4.10	4.07	4.09

5	Years	4.29	4.24	4.22

1	Year	1.27	1.27	1.87

Class Y Shares

10	Years	4.19%	4.17%	4.17%

5	Years	4.47	4.43	4.39

1	Year	2.26	2.26	2.52

Institutional Class Shares

10	Years	4.18%	4.13%	4.13%

5	Years	4.46	4.42	4.38

1	Year	2.36	2.36	2.59

Average Annual Total Returns
As of 12/31/10, most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares

Class A Shares

10	Years	3.70%	3.68%	3.71%

5	Years	3.61	3.57	3.61

1	Year	0.33	0.33	1.18

Class A2 Shares

Inception (5/11/87)		5.27%	5.25%	5.22%

10	Years	4.18	4.15	4.16

5	Years	4.20	4.16	4.16

1	Year	2.11	2.11	2.44

Class Y Shares

10	Years	4.27%	4.24%	4.24%

5	Years	4.39	4.34	4.32

1	Year	3.13	3.13	3.11

Institutional Class Shares

10	Years	4.27%	4.21%	4.21%

5	Years	4.38	4.34	4.31

1	Year	3.14	3.14	3.13

Class A shares incepted on October 31, 2002. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class A shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on July 30, 2004. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y and Institutional Class shares was 0.63%, 0.38%, 0.38% and 0.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7 Invesco Tax-Free Intermediate Fund

Invesco Tax-Free Intermediate Fund’s investment objective is federal tax-exempt current income.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Synthetic securities risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The BofA Merrill Lynch 3-7 Year Municipal Index consists of bonds with an outstanding par greater than or equal to $25 million and a maturity range between three and seven years.
■	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ATFAX
Class A2 Shares	AITFX
Class Y Shares	ATFYX
Institutional Class Shares	ATFIX

8 Invesco Tax-Free Intermediate Fund

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–98.38%
Alabama–3.03%
Alabama (State of) Public School & College Authority;
Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/15	$1,000	$1,120,500

Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/18	1,000	1,139,700

Alabama (State of) Special Care Facilities Financing Authority of Birmingham (Ascension Health Senior Credit Group); Series 2006 C-1, RB(a)(b)	4.10%	11/03/16	2,000	2,148,560

Birmingham (City of) Airport Authority;
Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/15	1,930	2,027,716

Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/16	2,335	2,447,617

Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/17	2,465	2,564,364

Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/18	1,985	2,057,294

Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/19	1,410	1,444,644

Series 2003 A, Ref. RB (INS–AGM)(c)	4.50%	07/01/20	1,375	1,441,192

Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital);
Series 2009, Health Care Facility RB (INS–AGC)(c)	4.50%	06/01/18	990	1,016,562

Series 2009, Health Care Facility RB (INS–AGC)(c)	4.63%	06/01/19	750	768,038

Series 2009, Health Care Facility RB (INS–AGC)(c)	5.00%	06/01/21	525	540,923

Series 2009, Health Care Facility RB (INS–AGC)(c)	5.25%	06/01/24	1,000	1,019,300

Series 2009, Health Care Facility RB (INS–AGC)(c)	5.75%	06/01/29	2,000	2,040,500

Birmingham (City of) Waterworks Board; Series 2010 A, Ref. Water RB	5.00%	01/01/24	1,250	1,306,263

Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative);
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(c)	4.25%	08/01/18	3,540	3,814,916

Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(c)	4.25%	08/01/19	3,535	3,775,097

Huntsville (City of) Health Care Authority;
Series 2010 A, RB	4.50%	06/01/15	1,970	2,082,782

Series 2010 A, RB	5.00%	06/01/18	2,740	2,909,195

Mobile (City of) Industrial Development Board (Alabama Power Co.–Barry Plant); Series 2007 C, PCR(a)(b)	5.00%	03/19/15	2,150	2,354,357

Mobile (City of) Infirmary Health System Special Care Facilities Financing Authority (Infirmary Health System, Inc.); Series 2010 A, RB	5.00%	02/01/12	410	422,374

				38,441,894

Alaska–0.53%
Alaska (State of) (International Airports System); Series 2006 B, Ref. RB (INS–NATL)(c)	5.00%	10/01/27	1,135	1,128,621

Alaska (State of) Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation);
Series 2004 A, RB (INS–AGM)(c)	5.13%	04/01/19	1,000	1,074,570

Series 2009 C, Ref. RB	4.00%	04/01/13	545	561,890

Series 2009 C, Ref. RB	4.25%	04/01/15	1,025	1,066,943

Alaska (State of) Industrial Development & Export Authority; Series 2010 A, Ref. Revolving Fund RB	5.25%	04/01/21	755	832,969

Alaska (State of) Municipal Bond Bank; Series 2009 One, RB	5.63%	09/01/29	250	261,430

North Slope (Borough of); Series 2008 A, Unlimited Tax GO Bonds	5.50%	06/30/19	1,000	1,183,680

Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS–AGC)(c)	5.13%	06/01/24	650	668,902

				6,779,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Arizona–2.91%
Amphitheater Unified School District No. 10; Series 2009 B, School Improvement Unlimited Tax GO Bonds (INS–AGC)(c)	4.00%	07/01/18	$1,250	$1,345,963

Arizona (State of);
Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/13	1,660	1,785,363

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/14	3,000	3,260,880

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/15	2,000	2,186,940

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/16	3,000	3,288,060

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/18	2,000	2,169,680

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/19	1,000	1,077,570

Series 2010 B, COP (INS–AGM)(c)	5.00%	10/01/21	2,000	2,105,900

Series 2010 B, COP (INS–AGM)(c)	5.00%	10/01/22	2,000	2,076,120

Series 2010 B, COP (INS–AGM)(c)	5.00%	10/01/23	2,000	2,052,080

Kingman Unified School District No. 20; Series 2009 C, School Improvement Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	07/01/23	1,500	1,586,340

Maricopa County Pollution Control Corp. (Arizona Public Service Co.–Palo Verde); Series 2009 B, Ref. PCR(a)(b)	5.50%	05/01/12	2,500	2,577,300

Mesa (City of); Series 2009, Highway Project Advancement RN	3.50%	07/01/15	5,000	5,146,300

Phoenix Civic Improvement Corp.; Series 2001, Ref. Jr. Lien Wastewater System RB (INS–NATL)(c)	5.25%	07/01/11	1,000	1,016,520

Pima (County of) Metropolitan Domestic Water Improvement District; Series 2009, Ref. Sr. Lien Water RB (INS–AGM)(c)	3.00%	01/01/14	1,000	1,037,450

Pima (County of);
Series 2010, COP	3.50%	06/01/14	2,130	2,195,923

Series 2010, COP	3.50%	06/01/15	1,200	1,228,368

Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS–SGI)(c)	5.00%	07/01/24	750	775,463

				36,912,220

Arkansas–0.22%
Conway (City of) Health Facilities Board (Conway Regional Medical Center); Series 2009, Ref. Hospital RB	5.25%	08/01/24	1,855	1,873,346

University of Arkansas (UALR Campus); Series 2009, Capital Improvement RB	4.00%	10/01/29	1,000	906,890

				2,780,236

California–8.60%
ABAG Finance Authority for Non-Profit Corps. (Casa de las Campanas, Inc.);
Series 2010, RB (INS–Cal-Mortgage)(c)	3.00%	09/01/12	390	393,514

Series 2010, RB (INS–Cal-Mortgage)(c)	4.00%	09/01/15	1,000	1,021,100

Albany Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	08/01/25	1,520	1,569,522

Alhambra Unified School District (Election of 2004); Series 2009 B, Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	08/01/28	1,350	1,391,634

California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center);
Series 2009, RB	5.00%	08/15/12	1,500	1,568,325

Series 2009, RB	5.00%	08/15/13	2,500	2,657,975

California (State of) Health Facilities Financing Authority (St. Joseph Health System);
Series 2009 C, Ref. RB(a)(b)	5.00%	10/16/14	3,000	3,259,620

Series 2009 D, Ref. RB(a)(b)	5.00%	10/18/16	6,000	6,583,800

California (State of) Health Facilities Financing Authority (The Episcopal Home);
Series 2002 B, RB (INS–Cal-Mortgage)(c)	5.10%	02/01/19	920	930,120

Series 2002 B, RB (INS–Cal-Mortgage)(c)	5.50%	02/01/24	1,250	1,230,650

California (State of) Pollution Control Financing Authority (BP West Coast Products LLC); Series 2009, Ref. Environmental Improvement RB(a)(b)	2.60%	09/02/14	4,650	4,644,559

California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2008 A, RB (INS–Cal-Mortgage)(c)	5.00%	08/15/17	385	403,827

Series 2008 A, RB (INS–Cal-Mortgage)(c)	5.25%	08/15/19	325	338,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2007 B, RB (INS–AMBAC)(c)	5.05%	10/01/28	$1,500	$1,401,990

California (State of) Statewide Communities Development Authority (Southern California Edison Co.);
Series 2006 A, Ref. PCR (INS–SGI)(a)(b)(c)	4.10%	04/01/13	1,575	1,633,684

California (State of) Statewide Communities Development Authority (State of California Proposition 1A Receivables Program); Series 2009, RB	5.00%	06/15/13	3,000	3,172,380

California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/20	1,900	2,061,386

Series 2009 A, Ref. Economic Recovery Unlimited Tax GO Bonds	5.00%	07/01/22	1,200	1,260,084

Series 2009 B, Ref. Economic Recovery Unlimited Tax GO Bonds(a)(b)	5.00%	07/01/14	1,000	1,086,510

Corona-Norca Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/21	1,500	853,905

Evergreen Elementary School District (Election of 2006);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/25	3,000	1,244,790

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/28	1,000	323,650

Fresno (City of); Series 2008 A, Sewer System RB (INS–AGC)(c)	5.00%	09/01/25	2,040	2,093,652

Hayward Unified School District (Election of 2008);
Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/17	1,000	759,820

Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/20	1,000	603,640

Kern Community College District; Series 2010, Ref. COP	4.00%	04/01/14	2,000	2,055,020

Lake Tahoe Unified School District (Election of 2008); Series 2009, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	08/01/24	1,000	1,021,820

Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2008 C, Sub. RB	5.00%	05/15/28	1,000	1,001,730

Series 2009 A, Sr. RB	5.25%	05/15/29	1,000	1,023,360

Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/21	2,000	2,199,700

Los Angeles Unified School District (Election of 2004); Measure R, Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/26	670	674,730

Lynwood (City of) Utility Authority; Series 2009 A, Ref. Enterprise RB (INS–AGC)(c)	5.00%	06/01/29	500	500,630

Madera (City of) Irrigation District; Series 2008, Ref. Water RB	5.00%	01/01/23	2,250	2,271,262

Monrovia (City of) Financing Authority (Library); Series 2007, Lease RB (INS–AMBAC)(c)	4.63%	12/01/32	1,000	826,460

Monterey (County of) (2009 Refinancing);
Series 2009, COP (INS–AGM)(c)	5.00%	08/01/16	1,000	1,105,060

Series 2009, COP (INS–AGM)(c)	5.00%	08/01/19	2,360	2,580,448

New Haven Unified School District; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	08/01/20	2,530	2,744,595

Newport Beach (City of) (Hoag Memorial Hospital Presbyterian); Series 2009 D, RB(a)(b)	5.00%	02/07/13	1,000	1,069,170

Northern California Power Agency;
Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/14	1,000	1,064,540

Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/16	1,000	1,057,670

Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/20	1,000	1,077,680

Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/21	1,000	1,064,590

Rancho Mirage (City of) Joint Powers Financing Authority (Eisenhower Medical Center); Series 2007 A, RB	5.00%	07/01/21	1,000	969,320

Rowland Unified School District (Election of 2006); Series 2009 B, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/23	1,300	624,780

Sacramento (County of);
Series 2009 B, Sr. Airport System RB	5.00%	07/01/18	1,000	1,076,600

Series 2009 D, Sub. & PFC/Grant Airport System RB (INS–AGC)(c)	5.13%	07/01/25	1,500	1,546,140

Series 2010, Ref. COP	5.00%	02/01/14	6,000	6,319,020

Series 2010, Ref. COP	5.00%	02/01/16	4,665	4,939,955

Series 2010, Ref. COP	5.00%	02/01/17	4,000	4,229,120

Series 2010, Ref. COP	5.25%	02/01/18	3,000	3,194,160

Series 2010, Ref. COP	5.25%	02/01/19	1,500	1,585,710

Series 2010, Sr. Airport System RB	5.00%	07/01/23	500	515,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

San Diego (City of) Public Facilities Financing Authority;
Series 2009 B, Ref. Sr. Sewer RB	5.00%	05/15/13	$1,000	$1,080,100

Series 2009 B, Ref. Sr. Sewer RB	5.00%	05/15/14	500	550,440

San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	5.50%	05/01/26	2,000	2,071,700

Santa Ana (City of) (Local Street Improvement); Series 2007, Gas Tax Revenue COP (INS–NATL)(c)	4.38%	01/01/24	1,000	902,430

Santa Monica Community College District (Election of 2002); Series 2010 E, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/26	1,000	401,760

Torrance Unified School District (Election of 2008);
Measure Y, Series 2009 B-1, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/22	1,900	986,385

Measure Y, Series 2009 B-1, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/23	2,000	961,200

Twin Rivers Unified School District (School Facility Bridge Program); Series 2007, COP (INS–AGM)(a)(b)(c)	3.50%	05/31/13	500	500,000

Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(c)	5.00%	03/01/29	2,040	1,953,565

Vernon (City of);
Series 2009 A, Electric System RB	5.50%	08/01/15	525	570,350

Series 2009 A, Electric System RB	5.13%	08/01/21	4,600	4,733,262

West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/27	1,000	1,043,090

West Sacramento Area Flood Control Agency; Series 2008, Special Assessment RB	5.13%	09/01/23	1,075	1,076,784

Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	08/01/28	1,500	1,515,225

				109,173,633

Colorado–3.18%
Adams State College;
Series 2009 A, Auxiliary Facilities Improvement RB (CEP–Colorado Higher Education Intercept Program)	5.20%	05/15/27	340	354,178

Series 2009 A, Auxiliary Facilities Improvement RB (CEP–Colorado Higher Education Intercept Program)	5.00%	05/15/29	450	459,081

Aurora (City of) (The Children’s Hospital Association); Series 2004 D, Hospital RB (INS–AGM)(c)	5.00%	12/01/20	1,000	1,069,290

Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB	6.75%	12/01/23	930	1,019,103

Colorado (State of) Health Facilities Authority (NCMC, Inc.);
Series 2003 A, Hospital RB (INS–AGM)(c)	5.00%	05/15/15	1,000	1,082,530

Series 2003 A, Hospital RB (INS–AGM)(c)	5.25%	05/15/26	1,000	1,010,890

Colorado (State of) Health Facilities Authority (Sisters of Charity of Leavenworth Health System); Series 2010 B, RB	5.00%	01/01/19	2,795	3,008,678

Colorado (State of) School of Mines; Series 2009 A, Ref. & Improvement Enterprise RB (CEP–Colorado Higher Education Intercept Program)	5.00%	12/01/29	500	506,540

Denver City & County School District No. 1; Series 2009 A, Unlimited Tax GO Bonds	5.00%	12/01/28	1,000	1,046,390

E-470 Public Highway Authority;
Subseries 2007 C-2, Sr. RB (INS–NATL)(a)(b)(c)	5.00%	09/02/13	3,300	3,485,229

Subseries 2007 D-2, Sr. RB (INS–NATL)(a)(b)(c)	5.00%	09/02/13	14,755	15,528,015

Glenwood Springs (City of);
Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/12	1,040	1,071,252

Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/13	100	103,759

Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/14	1,005	1,040,788

Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/15	1,000	1,028,340

Northern Colorado Water Conservancy District; Series 2007 J, Ref. RB (INS–AMBAC)(c)	5.00%	12/01/14	1,300	1,442,675

Northwest Parkway Public Highway Authority (Current Interest); Series 2001 A, Sr. RB(e)	5.00%	06/15/11	1,000	1,012,330

Public Authority for Colorado Energy;
Series 2008, Natural Gas Purchase RB	6.13%	11/15/23	1,525	1,608,494

Series 2008, Natural Gas Purchase RB	6.25%	11/15/28	3,015	3,106,535

University of Colorado Hospital Authority; Series 1997 A, Ref. RB (INS–AMBAC)(c)	5.25%	11/15/22	1,470	1,470,382

				40,454,479

Connecticut–0.26%
Connecticut (State of) (Transportation Infrastructure Purposes); Series 2009 A, Special Tax Obligation RB	5.00%	12/01/16	2,000	2,299,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Connecticut–(continued)

New Haven (City of) Solid Waste & Recycling Authority; Series 2008, RB	5.13%	06/01/23	$1,000	$1,053,130

				3,352,170

Delaware–0.28%
Delaware (State of) Health Facilities Authority (Bayhealth Medical Center);
Series 2009 A, RB	5.00%	07/01/18	1,540	1,638,067

Series 2009 A, RB	4.05%	07/01/22	1,000	944,990

Series 2009 A, RB	4.15%	07/01/23	1,000	936,390

				3,519,447

District of Columbia–0.47%
District of Columbia (Georgetown University);
Series 2001 C, University RB(a)(b)	5.25%	04/01/23	3,730	3,822,467

Series 2009 A, Ref. University RB	5.00%	04/01/15	2,000	2,172,560

				5,995,027

Florida–6.01%
Broward (County of); Series 2009 O, Ref. Airport System RB	5.00%	10/01/14	1,490	1,620,539

Citizens Property Insurance Corp.;
Series 2008 A-1, Sr. Sec. High Risk Account RB	5.00%	06/01/11	2,240	2,265,245

Series 2009 A-1, Sr. Sec. High Risk Account RB (INS–AGC)(c)	4.00%	06/01/12	2,000	2,059,860

Series 2009 A-1, Sr. Sec. High Risk Account RB (INS–AGC)(c)	5.00%	06/01/16	2,000	2,111,360

Series 2009 A-1, Sr. Sec. High Risk Account RB (INS–AGC)(c)	5.50%	06/01/16	3,050	3,291,834

Series 2010 A-1, Sr. Sec. High Risk Account RB (INS–AGM)(c)	5.00%	06/01/14	2,500	2,637,600

Series 2010 A-1, Sr. Sec. High Risk Account RB (INS–AGM)(c)	5.00%	06/01/17	2,000	2,098,920

Florida (State of) Board of Education;
Series 2009 A, Lottery RB	5.00%	07/01/23	2,000	2,107,180

Series 2009 A, Lottery RB	5.25%	07/01/24	1,640	1,742,238

Florida (State of) Department of Education; Series 2006 A, Community College Capital Improvement RB (INS–NATL)(c)	5.00%	07/01/18	1,335	1,438,489

Florida (State of) Department of Environmental Protection;
Series 2002 B, Florida Forever RB (INS–NATL)(c)	5.25%	07/01/22	3,000	3,128,730

Series 2003 C, Florida Forever RB (INS–AMBAC)(c)	5.00%	07/01/19	3,525	3,678,796

Florida Hurricane Catastrophe Fund Finance Corp.;
Series 2008 A, RB	5.00%	07/01/13	1,730	1,824,717

Series 2010 A, RB	5.00%	07/01/15	5,000	5,346,200

Gulf Breeze (City of) (2010 A Loan Program–Loans to City of Pensacola);
Series 2010 A, Capital Funding RB (INS–AGM)(c)	5.00%	10/01/15	1,590	1,740,414

Series 2010 A, Capital Funding RB (INS–AGM)(c)	5.00%	10/01/16	1,495	1,637,907

Gulf Breeze (City of) (Local Government Loan Program); Series 1985 J, RB	4.50%	12/01/20	3,000	3,126,210

Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2005 I, Hospital RB	4.50%	11/15/15	2,000	2,165,920

Series 2005 I, Hospital RB	5.00%	11/15/16	2,000	2,211,840

Hillsborough (County of) Industrial Development Authority (Tampa Electric Co.); Series 2007 B, Ref. PCR(a)(b)	5.15%	09/01/13	550	588,797

Jacksonville (City of) (Better Jacksonville); Series 2003, Sales Tax RB (INS–NATL)(c)	5.25%	10/01/16	3,000	3,228,990

JEA; Series 2009 Three A, Electric System RB	5.00%	10/01/26	1,125	1,135,530

Kissimmee (City of) Utility Authority;
Series 2003, Ref. Electric System RB (INS–AGM)(c)	5.25%	10/01/15	1,500	1,673,370

Series 2003, Ref. Electric System RB (INS–AGM)(c)	5.25%	10/01/16	1,500	1,687,710

Series 2003, Ref. Electric System RB (INS–AGM)(c)	5.00%	10/01/17	1,900	2,108,886

Miami (City of) (Homeland Defense); Series 2007, Ref. Limited Tax GO Bonds (INS–AGM)(c)	5.00%	01/01/16	1,000	1,085,010

Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(c)	5.00%	10/01/28	750	738,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Miami-Dade (County of) (Double-Barreled Aviation); Series 2010, Unlimited Tax GO Bonds	5.00%	07/01/17	$500	$561,050

Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(c)	5.00%	06/01/18	1,000	1,084,150

Series 2009, Public Facilities RB (INS–AGC)(c)	5.50%	06/01/29	2,325	2,373,499

Miami-Dade (County of) (Miami International Airport);
Series 2009 A, Aviation RB (INS–AGC)(c)	5.00%	10/01/27	120	121,500

Series 2009 B, Aviation RB (INS–AGC)(c)	5.00%	10/01/26	1,000	1,017,420

Series 2009 B, Aviation RB (INS–AGC)(c)	5.00%	10/01/29	1,000	1,002,030

Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2008 A-2, Hospital RB (INS–NATL)(a)(b)(c)	4.55%	08/01/13	500	521,560

Miami-Dade (County of);
Series 2008 C, Ref. Water & Sewer System RB (INS–BHAC)(c)	5.50%	10/01/20	1,500	1,700,790

Series 2008 C, Ref. Water & Sewer System RB (INS–BHAC)(c)	5.00%	10/01/24	1,500	1,568,520

Series 2008 C, Ref. Water & Sewer System RB (INS–BHAC)(c)	5.13%	10/01/25	1,500	1,570,170

Orange (County of) Health Facilities Authority (Orlando Health, Inc.); Series 2009, Hospital RB	5.00%	10/01/14	2,085	2,231,430

Orange (County of); Series 2005, Ref. Tourist Development Tax RB (INS–AMBAC)(c)	5.00%	10/01/12	1,095	1,160,251

Pasco (County of); Series 2009 A, Water & Sewer RB	5.00%	10/01/16	750	858,000

Port St. Lucie (City of) Master Lease Project (Municipal Complex); Series 2008, Ref. COP (INS–AGC)(c)	6.25%	09/01/27	500	520,320

Tampa (City of) (BayCare Health System); Series 2010, Health System RB	5.00%	11/15/19	1,500	1,605,930

				76,377,670

Georgia–3.42%
Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	5.00%	11/01/17	1,500	1,646,865

Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	4.13%	11/01/19	970	992,203

Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	5.00%	11/01/20	1,500	1,607,250

Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	5.00%	11/01/21	1,500	1,590,105

Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	5.25%	11/01/27	2,000	2,065,140

Burke (County of) Development Authority (Georgia Power Co.–Plant Vogtle); Fourth Series 1995, PCR(a)(b)	3.75%	01/12/12	3,000	3,069,990

DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	5.25%	09/01/20	1,500	1,487,820

Fayette (County of) Hospital Authority (Fayette Community Hospital);
Series 2009 A, RAC	4.38%	06/15/20	2,500	2,554,875

Series 2009 A, RAC	4.50%	06/15/21	2,500	2,522,275

Fulton (County of) Development Authority (Catholic Health East); Series 2010, Health System RB	4.00%	11/15/16	2,460	2,552,816

Fulton (County of) Development Authority (Piedmont Healthcare, Inc.); Series 2009 A, RB	5.00%	06/15/29	2,605	2,508,068

Gainesville (City of) & Hall (County of) Hospital Authority (Northeast Georgia Health System, Inc.); Series 2010 A, RAC	5.00%	02/15/16	1,245	1,326,660

Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System);
Series 2008 A, RAC	5.00%	08/01/20	1,000	1,017,960

Series 2008 A, RAC	5.25%	08/01/23	1,000	1,006,680

Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(c)	5.25%	07/01/29	2,000	1,932,460

Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.);
Series 2009, RAC	4.00%	08/01/19	635	645,903

Series 2009, RAC	4.00%	08/01/20	710	703,383

Series 2009, RAC	5.00%	08/01/24	1,260	1,282,491

Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.);
Series 2010, RAC (INS–AGM)(c)	3.50%	08/01/20	2,000	1,935,360

Series 2010, RAC (INS–AGM)(c)	5.00%	08/01/21	1,500	1,575,510

Richmond (County of) Hospital Authority (University Health Services, Inc.);
Series 2009, RAC	5.50%	01/01/24	2,490	2,537,410

Series 2009, RAC	5.25%	01/01/29	2,500	2,412,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia–(continued)

South Regional Joint Development Authority (Valdosta State University Parking & Health Center);
Series 2007, RB (INS–SGI)(c)	5.00%	08/01/20	$1,385	$1,493,362

Series 2007, RB (INS–SGI)(c)	5.00%	08/01/21	1,490	1,590,724

Series 2007, RB (INS–SGI)(c)	5.00%	08/01/22	605	636,587

Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	4.75%	11/01/25	750	712,867

				43,407,564

Guam–0.12%
Guam (Government of) (Section 30);
Series 2009 A, Limited Obligation RB	5.00%	12/01/12	480	500,880

Series 2009 A, Limited Obligation RB	5.00%	12/01/15	1,000	1,056,320

				1,557,200

Idaho–0.76%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	5.63%	12/01/19	1,000	1,129,450

Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2009 A, Grant & RAB	5.25%	07/15/25	500	530,215

Idaho (State of) Housing & Finance Association;
Series 2008 D, Class III, Single Family Mortgage RB	5.35%	01/01/29	520	522,756

Series 2009 B, Class III, Single Family Mortgage RB	5.65%	07/01/26	1,330	1,335,147

University of Idaho;
Series 2007 B, General RB (INS–AGM)(a)(b)(c)	4.50%	04/01/18	1,760	1,839,024

Series 2011, Ref. General RB(a)(b)	5.25%	04/01/21	4,000	4,335,600

				9,692,192

Illinois–5.71%
Bolingbrook (Village of); Series 2010 A, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	01/01/23	1,260	1,293,440

Chicago (City of) (Chicago O’Hare International Airport);
Series 2008 A, Ref. Passenger Facility Charge RB (INS–AGM)(c)	5.00%	01/01/16	1,400	1,514,758

Series 2010 C, General Airport Third Lien RB (INS–AGC)(c)	5.25%	01/01/21	1,025	1,099,835

Chicago (City of) Transit Authority (Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008 A, Capital Grant Receipts RB (INS–AGC)(c)	5.25%	06/01/23	2,500	2,533,175

Cook County School District No. 144 (Prairie-Hills);
Series 2010 A, Limited Tax GO Bonds (INS–AGM)(c)	4.00%	12/01/16	960	985,248

Series 2010 A, Limited Tax GO Bonds (INS–AGM)(c)	4.25%	12/01/20	630	621,791

Series 2010 A, Limited Tax GO Bonds (INS–AGM)(c)	5.00%	12/01/23	2,520	2,521,739

Cook (County of);
Series 2004 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(c)	5.00%	11/15/17	5,000	5,254,950

Series 2009 A, Ref. Unlimited Tax GO Bonds	5.00%	11/15/19	2,000	2,118,780

Series 2009 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/20	7,500	7,849,425

DeKalb Community Unit School District No. 428;
Series 2010, School Building Unlimited Tax CAB GO Bonds(d)	0.00%	01/01/19	1,000	671,630

Series 2010, School Building Unlimited Tax CAB GO Bonds(d)	0.00%	01/01/20	1,000	625,650

Dolton (Village of);
Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(c)	4.25%	12/01/21	1,000	1,025,930

Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(c)	4.25%	12/01/22	1,000	1,012,580

Illinois (State of) (Illinois FIRST);
Series 2001, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.25%	10/01/11	1,790	1,827,841

Series 2002, Unlimited Tax GO Bonds (INS–NATL)(c)	5.25%	10/01/21	1,500	1,501,965

Illinois (State of) Finance Authority (Advocate Health Care Network);
Series 2003 A, RB(a)(b)	4.38%	07/01/14	830	867,209

Series 2010 D, Ref. RB	5.00%	04/01/20	1,025	1,088,673

Illinois (State of) Finance Authority (Children’s Memorial Hospital); Series 2008 A, RB (INS–AGC)(c)	5.25%	08/15/33	650	627,140

Illinois (State of) Finance Authority (NorthShore University HealthSystem); Series 2010, Ref. RB	5.00%	05/01/21	1,250	1,293,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of) Finance Authority (Resurrection Health Care); Series 1999 A, RB (INS–AGM)(c)	5.00%	05/15/17	$2,000	$2,095,060

Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.);
Series 2005, RB (INS–AGM)(c)	5.25%	03/01/22	1,250	1,312,562

Series 2005, RB (INS–AGM)(c)	5.25%	03/01/23	1,500	1,556,340

Illinois (State of) Finance Authority (University of Chicago Medical Center);
Series 2009 B, Ref. RB	5.00%	08/15/22	1,000	1,024,450

Series 2009 C, RB	5.25%	08/15/29	2,000	1,999,960

Illinois (State of) Finance Authority (University of Chicago); Series 1998 B, RB(a)(b)	3.38%	02/03/14	1,000	1,038,070

Illinois (State of) Student Assistance Commission; Series 2009, Student Loan RB (INS–AGC)(c)	3.15%	05/01/14	2,000	2,001,600

Illinois (State of);
Series 2010, Ref. Unlimited Tax GO Bonds	5.00%	01/01/12	2,000	2,051,640

Series 2010, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	01/01/16	1,000	1,051,210

Series 2010, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	01/01/21	2,000	1,999,860

Kane & DeKalb Counties Community Unit School District No. 302 (Kaneland); Series 2008, School Building Unlimited Tax GO Bonds (INS–AGM)(c)	5.50%	02/01/28	1,500	1,569,450

Kendall (County of) Forest Preserve District; Series 2007, Unlimited Tax GO Bonds (INS–NATL)(c)	5.25%	01/01/23	4,000	4,226,560

Kendall, Kane & Will Counties Community Unit School District No. 308;
Series 2007, Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	02/01/23	5,795	6,028,365

Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	4.38%	10/01/21	1,000	1,014,560

Northern Illinois Municipal Power Agency (Prairie State); Series 2007 A, RB (INS–NATL)(c)	5.00%	01/01/19	1,000	1,057,450

Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	2,000	1,917,220

St. Clair (County of) (Alternative Revenue Source);
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/19	1,000	1,108,250

Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/21	1,480	1,600,072

Will, Grundy, Etc. Counties Community College District No. 525 (Joliet Junior College); Series 2008, Alternative Revenue Source Unlimited Tax GO Bonds	5.75%	06/01/27	1,435	1,542,151

				72,529,652

Indiana–1.16%
Clark-Pleasant Middle School Building Corp.; Series 2009, First Mortgage RB	5.00%	07/15/22	1,000	1,073,370

Indiana (State of) Health Facility Financing Authority (Ascension Health Subordinate Credit Group); Series 2005 A-6, RB(a)(b)	5.00%	06/01/14	3,500	3,839,745

Indiana (State of) Health Facility Financing Authority (Community Foundation of Northwest Indiana Obligated Group); Series 2004 A, Hospital RB	5.38%	03/01/19	1,000	1,027,710

Indianapolis (City of) Local Public Improvement Bond Bank (Waterworks); Series 2009 A, RB (INS–AGC)(c)	5.25%	01/01/29	1,040	1,088,547

Monroe County Community 1996 School Corp.; Series 2009, First Mortgage RB (INS–AGM)(c)	5.13%	01/15/24	2,285	2,437,295

Portage (City of) Redevelopment District; Series 2008, Ref. Tax Increment Allocation RB (INS–CIFG)(c)	5.00%	01/15/22	2,470	2,458,194

Rockport (City of) (Indiana Michigan Power Co.);
Series 2009 A, Ref. PCR(a)(b)	6.25%	06/02/14	1,000	1,100,950

Series 2009 B, Ref. PCR(a)(b)	6.25%	06/02/14	500	550,475

University of Southern Indiana; Series 2009 J, Student Fee RB (INS–AGC)(c)	5.00%	10/01/23	400	414,684

Zionsville Community Schools Building Corp.; Series 2002, First Mortgage RB(e)	5.00%	07/15/11	720	732,499

				14,723,469

Iowa–1.70%
Iowa (State of) Finance Authority (Iowa Health System);
Series 2005 A, Health Facilities RB (INS–AGC)(c)	5.00%	02/15/18	1,000	1,088,110

Series 2005 A, Health Facilities RB (INS–AGC)(c)	5.00%	02/15/19	500	541,425

Series 2009 F, Health Facilities RB(a)(b)	5.00%	08/15/12	1,000	1,050,750

Iowa Student Loan Liquidity Corp.;
Series 2009-1, Student Loan RB	4.00%	12/01/13	1,500	1,551,090

Series 2009-1, Student Loan RB	5.00%	12/01/15	2,500	2,682,775

Series 2009-1, Student Loan RB	5.00%	12/01/16	2,525	2,701,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Iowa–(continued)

Series 2009-1, Student Loan RB	5.25%	12/01/17	$2,500	$2,690,350

Series 2009-1, Student Loan RB	5.25%	12/01/18	2,500	2,674,325

Series 2009-2, Student Loan RB	5.40%	12/01/23	2,500	2,531,100

Series 2009-3, Student Loan RB	5.00%	12/01/19	2,500	2,616,950

Washington Community School District; Series 2009, School Infrastructure Sales, Services & Use Tax RB	5.00%	07/01/28	1,500	1,513,140

				21,641,816

Kansas–0.59%
Dodge City (City of); Series 2009, Sales Tax RB (INS–AGC)(c)	5.00%	06/01/21	1,000	1,107,330

Johnson (County of) Water District No. 1; Series 2001, Ref. RB	5.00%	06/01/11	1,770	1,791,523

Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2009 C, Hospital RB	5.00%	11/15/16	1,000	1,130,030

Series 2009 D, Hospital RB	5.00%	11/15/24	1,585	1,652,759

Wyandotte County Unified School District No. 500 (Kansas City); Series 2001, Unlimited Tax GO Bonds (INS–AGM)(c)	5.50%	09/01/11	1,750	1,796,112

				7,477,754

Kentucky–3.07%
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2006, Ref. Hospital RB (INS–AGC)(c)	5.25%	02/01/28	1,030	1,010,152

Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Sub. Series 2008 A-1, RB (INS–AGC)(c)	5.75%	12/01/28	550	575,999

Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	5.00%	06/01/17	5,455	5,456,309

Kentucky (State of) Municipal Power Agency (Prairie State);
Series 2010 A, Power System RB (INS–AGM)(c)	4.00%	09/01/16	800	852,896

Series 2010 A, Power System RB (INS–AGM)(c)	5.00%	09/01/21	5,860	6,376,266

Series 2010 A, Power System RB (INS–AGM)(c)	5.00%	09/01/22	4,560	4,869,350

Series 2010 A, Power System RB (INS–AGM)(c)	5.00%	09/01/23	1,000	1,051,760

Louisville & Jefferson (Counties of) Metropolitan Government (Jewish Hospital & St. Mary’s HealthCare, Inc.); Series 2008, Health Facilities RB	6.00%	02/01/22	1,000	1,011,650

Louisville & Jefferson (Counties of) Metropolitan Sewer District (Commonwealth of Kentucky);
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/14	1,500	1,649,340

Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/15	2,500	2,790,200

Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/20	10,000	11,201,400

Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(c)	5.00%	10/01/24	2,000	2,098,240

				38,943,562

Louisiana–3.60%
Greater New Orleans Expressway Commission; Series 2009, Ref. RB (INS–AGC)(c)	2.75%	11/01/14	600	610,044

Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 1998 B, RB (INS–AGM)(c)	5.25%	01/01/28	1,000	1,006,920

Lafayette (City of); Series 2010, Utilities RB	5.00%	11/01/26	2,500	2,545,925

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Caddo/Bossier Parishes Port Commission); Series 2010, Ref. RB (INS–AGM)(c)	4.00%	04/01/18	1,600	1,684,336

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (City of Lake Charles Public Improvement); Series 2010, RB (INS–AGC)(c)	3.00%	05/01/14	1,000	1,034,470

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, Ref. RB	5.00%	04/01/18	1,000	1,098,590

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Lake Charles);
Series 2009, Ref. RB (INS–AGC)(c)	4.00%	04/01/16	1,435	1,547,475

Series 2009, Ref. RB (INS–AGC)(c)	4.00%	04/01/18	1,555	1,668,126

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System Facilities Corp.); Series 2009 B, RB (INS–AGC)(c)	5.00%	10/01/26	1,500	1,520,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Louisiana–(continued)

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS–AGC)(c)	5.00%	02/01/29	$1,000	$1,006,400

Louisiana (State of) Public Facilities Authority (Baton Rouge General Medical Center); Series 2004, FHA Insured Mortgage RB (INS–NATL)(c)	5.00%	07/01/14	1,000	1,073,520

Louisiana (State of) Public Facilities Authority (Black & Gold Facilities); Series 2007 A, RB (INS–CIFG)(c)	5.00%	07/01/22	500	500,640

Louisiana (State of) Public Facilities Authority (CHRISTUS Health);
Series 2008 B, Ref. RB (INS–AGC)(c)	5.75%	07/01/18	900	949,239

Series 2009 A, Ref. RB	5.00%	07/01/13	1,500	1,590,360

Series 2009 A, Ref. RB	5.00%	07/01/15	1,000	1,073,220

Series 2009 A, Ref. RB	5.00%	07/01/16	1,000	1,060,450

Series 2009 A, Ref. RB	5.25%	07/01/20	1,000	1,048,070

Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program); Series 2007, RB (INS–AMBAC)(c)	5.00%	06/01/18	1,000	1,061,990

Louisiana (State of) Public Facilities Authority (Nineteenth Judicial District Court Building); Series 2007, RB (INS–NATL)(c)	4.50%	06/01/21	1,000	1,028,330

Louisiana Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB (INS–AMBAC)(c)	5.25%	06/01/14	1,280	1,365,990

Series 2006 B, Assessment RB (INS–AMBAC)(c)	5.00%	06/01/16	1,000	1,053,240

Series 2009 C-3, Assessment RB (INS–AGC)(c)	6.13%	06/01/25	1,500	1,645,395

Monroe (City of) (Economic Development–Garret Rd.);
Series 2008, Ref. & Sales Tax Increment RB (INS–AGC)(c)	5.25%	03/01/22	1,300	1,328,405

Series 2008, Ref. & Sales Tax Increment RB (INS–AGC)(c)	5.38%	03/01/24	1,000	1,016,140

New Orleans (City of) Aviation Board (Consolidated Rental Car);
Series 2009 A, Gulf Opportunity Zone CFC RB	5.00%	01/01/16	1,250	1,315,988

Series 2009 A, Gulf Opportunity Zone CFC RB	5.13%	01/01/17	1,730	1,827,174

Series 2009 A, Gulf Opportunity Zone CFC RB	5.25%	01/01/18	1,575	1,659,436

Series 2009 A, Gulf Opportunity Zone CFC RB	5.50%	01/01/19	1,100	1,165,593

Series 2009 A, Gulf Opportunity Zone CFC RB	5.75%	01/01/20	1,890	2,011,773

Series 2009 A, Gulf Opportunity Zone CFC RB	6.00%	01/01/25	1,000	1,024,700

New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(c)	5.00%	01/01/19	500	529,720

Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(c)	6.00%	01/01/23	1,025	1,134,491

New Orleans (City of); Series 2009, Ref. Sewage Service RB (INS–AGC)(c)	6.25%	06/01/29	1,000	1,030,080

Plaquemines (Parish of) Law Enforcement District;
Series 2009, Limited Tax GO Bonds	4.00%	09/01/14	1,200	1,250,772

Series 2009, Limited Tax GO Bonds	4.50%	09/01/17	1,350	1,419,133

St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	1,000	924,650

Terrebonne (Parish of) Hospital Service District No. 1 (Terrebonne General Medical Center); Series 2010, Ref. RB	4.00%	04/01/20	1,000	961,550

				45,773,185

Maine–0.41%
Lewiston (City of) (UBS Financial Services, Inc.);
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(c)	5.00%	12/15/19	750	817,770

Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(c)	5.00%	12/15/20	870	940,313

Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(c)	5.50%	12/15/23	950	1,019,417

Maine (State of) Housing Authority; Series 2009 B, Mortgage Purchase RB	5.00%	11/15/29	2,500	2,481,800

				5,259,300

Maryland–0.53%
Baltimore (City of) (Water); Series 2009 A, Sub. Project RB	5.13%	07/01/29	250	258,205

Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2008, RB	5.00%	07/01/18	1,000	1,075,760

Series 2008, RB (INS–AGC)(c)	5.00%	07/01/20	1,000	1,078,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Maryland–(continued)

Maryland (State of) Health & Higher Educational Facilities Authority (The Johns Hopkins Health System Obligated Group);
Series 2008 B, RB(a)(b)	5.00%	05/15/13	$1,000	$1,077,750

Series 2008 B, RB(a)(b)	5.00%	05/15/15	715	792,721

Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System);
Series 2008 F, RB	5.00%	07/01/17	500	536,855

Series 2010, RB	5.00%	07/01/19	400	427,820

Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital);
Series 2008, RB	5.00%	01/01/20	500	500,830

Montgomery (County of) Housing Opportunities Commission; Series 2009 A, Single Family Mortgage RB	3.38%	07/01/16	1,000	1,029,070

				6,777,711

Massachusetts–0.76%
Massachusetts (State of) Health & Educational Facilities Authority (Baystate Medical Center); Series 2009 K-1, RB(a)(b)	5.00%	07/01/13	2,500	2,652,075

Massachusetts (State of) Health & Educational Facilities Authority (Cape Cod Healthcare Obligated Group); Series 2004 D, RB (INS–AGC)(c)	4.00%	11/15/17	730	751,155

Massachusetts (State of) Health & Educational Facilities Authority (Lesley University); Series 2009 A, RB (INS–AGC)(c)	5.00%	07/01/23	1,095	1,158,817

Massachusetts (State of) Health & Educational Facilities Authority (Northeastern University); Series 2009 T-2, RB(a)(b)	4.10%	04/19/12	1,485	1,532,268

Massachusetts (State of) Health & Educational Facilities Authority (Suffolk University); Series 2009 A, Ref. RB	6.00%	07/01/24	1,500	1,569,420

Worcester (City of); Series 2009, Limited Tax GO Bonds (INS–AGC)(c)	4.00%	11/01/16	1,860	2,006,196

				9,669,931

Michigan–5.69%
Adrian City School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.50%	05/01/15	755	844,619

Battle Creek (City of); Series 2008, Ref. Downtown Development Limited Tax GO Bonds (INS–AMBAC)(c)	5.00%	05/01/15	1,110	1,202,408

Central Michigan University Board of Trustees;
Series 2009, Ref. General RB	5.00%	10/01/13	1,430	1,544,314

Series 2009, Ref. General RB	5.00%	10/01/14	1,510	1,652,091

Detroit (City of);
Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/14	1,445	1,559,849

Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/16	1,000	1,086,740

Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/19	1,000	1,066,290

Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/20	1,000	1,058,770

Hastings Area School System; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	3.25%	05/01/15	1,475	1,513,306

Michigan (State of) Hospital Finance Authority (Ascension Health Senior Credit Group); Series 2010 F-3, Ref. & Project RB(a)(b)	2.63%	06/30/14	2,250	2,305,800

Michigan (State of) Hospital Finance Authority (Henry Ford Health System);
Series 2009, Ref. RB	4.00%	11/15/13	540	554,170

Series 2009, Ref. RB	4.00%	11/15/14	655	671,526

Series 2009, Ref. RB	5.50%	11/15/18	1,000	1,068,530

Series 2009, Ref. RB	5.00%	11/15/19	1,500	1,532,850

Michigan (State of) Hospital Finance Authority (McLaren Health Care); Series 2008 A, Ref. RB	5.25%	05/15/18	1,100	1,183,215

Michigan (State of) Municipal Bond Authority (Downtown Development);
Series 2009 A, Local Government Loan Program RB	5.00%	05/01/21	1,515	1,576,130

Series 2009 A, Local Government Loan Program RB	5.13%	05/01/23	300	307,938

Series 2009 A, Local Government Loan Program RB	5.25%	05/01/24	500	514,250

Michigan (State of) Municipal Bond Authority;
Series 2009 C, Local Government Loan Program RB (CEP–Michigan School Bond Loan Fund)	5.00%	05/01/15	1,850	2,011,598

Series 2009 C, Local Government Loan Program RB (CEP–Michigan School Bond Loan Fund)	5.00%	05/01/16	1,860	2,022,490

Michigan (State of) Municipal Bond Authority; Series 2010 B, State Aid RN	5.00%	03/21/11	2,000	2,003,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Michigan–(continued)

Michigan (State of) State Building Authority (Facilities Program);
Series 2003 I, Ref. RB (INS–AGM)(c)	5.25%	10/15/16	$4,315	$4,655,108

Series 2009 I, Ref. RB (INS–AGC)(c)	5.00%	10/15/23	7,150	7,359,638

Series 2009 I, Ref. RB (INS–AGC)(c)	5.25%	10/15/24	1,040	1,077,523

Series 2009 II, RB	4.00%	10/15/15	1,000	1,045,020

Series 2009 II, RB	4.00%	10/15/16	1,950	2,029,540

Series 2009 II, RB (INS–AGM)(c)	5.00%	10/15/21	1,180	1,249,089

Series 2009 II, RB (INS–AGM)(c)	5.00%	10/15/22	520	544,003

Michigan (State of) Strategic Fund (Detroit Edison Co. Pollution Control Bonds); Series 1995 CC, Ref. Limited Obligation RB (INS–AMBAC)(a)(b)(c)	4.85%	09/01/11	2,025	2,047,963

Michigan (State of);
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/19	3,000	3,333,570

Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/23	2,000	2,109,260

Royal Oak (City of) Hospital Finance Authority (William Beaumont Hospital Obligated Group);
Series 2009 W, Ref. RB	5.00%	08/01/15	1,000	1,043,660

Series 2009 W, Ref. RB	5.25%	08/01/16	3,000	3,130,020

Series 2009 W, Ref. RB	5.25%	08/01/17	2,000	2,068,600

Series 2009 W, Ref. RB	5.50%	08/01/19	1,775	1,831,640

Southgate Community School District; Series 2005, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.00%	05/01/18	1,710	1,846,817

Wayne State University;
Series 2007 A, General RB (INS–NATL)(c)	5.00%	11/15/12	1,190	1,262,340

Series 2009 A, Ref. General RB	5.00%	11/15/17	2,000	2,237,640

Wyandotte (City of); Series 2009 A, Ref. & Electric System RB (INS–AGC)(c)	5.25%	10/01/28	250	253,193

Ypsilanti School District;
Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	4.00%	05/01/12	2,270	2,346,930

Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	4.00%	05/01/14	1,985	2,079,982

Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	05/01/18	1,270	1,377,810

				72,209,310

Minnesota–2.46%
Duluth Independent School District No. 709;
Series 2009 B, COP	4.00%	03/01/13	1,325	1,389,435

Series 2009 B, COP	4.00%	03/01/14	1,360	1,441,600

Series 2009 B, COP	4.00%	03/01/15	1,400	1,487,374

Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Children’s Health Care);
Series 1995 B, Health Care RB (INS–AGM)(c)	5.00%	08/15/19	1,400	1,550,080

Series 1995 B, Health Care RB (INS–AGM)(c)	5.00%	08/15/21	1,350	1,472,472

Series 2010 A, Health Care Facilities RB	5.00%	08/15/20	730	782,275

Series 2010 A, Health Care Facilities RB	5.00%	08/15/21	1,635	1,725,792

Minneapolis & St. Paul (Cities of) Metropolitan Airports Commission;
Series 2007 B, Sub. Ref. RB (INS–NATL)(c)	5.00%	01/01/19	2,930	3,117,227

Series 2009 A, Sr. Ref. RB	4.00%	01/01/16	730	779,625

Series 2009 A, Sr. Ref. RB	5.00%	01/01/20	1,000	1,100,600

Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group);
Series 2008 C-1, Health Care Facilities RB (INS–AGC)(c)	4.00%	02/15/14	1,000	1,055,350

Series 2008 C-1, Health Care Facilities RB (INS–AGC)(c)	5.00%	02/15/16	570	626,071

Series 2008 C-1, Health Care Facilities RB (INS–AGC)(c)	4.00%	02/15/20	1,500	1,527,045

Series 2008 C-1, Health Care Facilities RB (INS–AGC)(c)	5.00%	02/15/21	1,500	1,619,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas);
Series 2009 Seven-A, RB	4.00%	10/01/15	$1,000	$1,066,460

Series 2009 Seven-A, RB	4.00%	10/01/16	1,000	1,066,500

Series 2009 Seven-A, RB	4.50%	10/01/22	1,000	1,039,120

Series 2009 Six-X, RB	5.00%	04/01/24	500	518,290

Minnesota (State of) Housing Finance Agency;
Series 2009 A, Residential Housing Finance RB	5.20%	01/01/23	905	936,738

Series 2009 B, Residential Housing Finance RB	5.45%	07/01/24	830	857,290

St. Paul (City of) Housing & Redevelopment Authority (Gillette Children’s Specialty Healthcare);
Series 2009, Health Care RB	5.00%	02/01/16	1,470	1,560,449

Series 2009, Health Care RB	5.25%	02/01/21	2,175	2,243,143

St. Cloud (City of) (CentraCare Health System);
Series 2010 A, Health Care RB	5.00%	05/01/15	500	545,180

Series 2010 B, Health Care RB	5.00%	05/01/13	595	633,199

Series 2010 B, Health Care RB	5.00%	05/01/16	1,000	1,095,670

				31,236,415

Mississippi–0.69%
Alcorn State University Educational Building Corp. (Student Housing); Series 2009 A, RB	4.63%	09/01/26	1,695	1,703,289

Mississippi (State of) Development Bank (Jackson County Limited Tax Note); Series 2009, Special Obligation RB (INS–AGC)(c)	5.00%	07/01/24	1,000	1,042,170

Mississippi (State of) Development Bank (Lowndes County Industrial Development); Series 2007, Special Obligation RB (INS–AGM)(c)	5.00%	07/01/19	1,160	1,250,956

Mississippi (State of) Development Bank (Mississippi Power Co.); Series 2007 A, Special Obligation RB (INS–AMBAC)(c)	5.00%	07/01/16	1,000	1,081,570

Mississippi (State of) Hospital Equipment & Facilities Authority (Baptist Memorial Health Care); Series 2004 B-2, RB	5.00%	09/01/23	1,975	2,052,657

Rankin County School District; Series 2001, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	10/01/11	1,625	1,668,777

				8,799,419

Missouri–1.24%
Cass (County of); Series 2007, Hospital RB	5.00%	05/01/17	500	516,160

Kansas City (City of);
Series 2008 A, Ref. General Improvement Airport RB	4.00%	09/01/14	1,000	1,069,400

Series 2010 B, Ref. Special Obligation Tax Allocation RB	4.13%	01/01/21	2,000	1,987,920

Ladue School District; Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	5.00%	03/01/25	1,250	1,324,525

Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2010 A, Health Facilities RB	5.00%	11/15/20	1,000	1,055,860

Missouri (State of) Health & Educational Facilities Authority (SSM Health Care);
Series 2010 B, Health Facilities RB	5.00%	06/01/19	1,000	1,091,730

Series 2010 B, Health Facilities RB	5.00%	06/01/21	4,645	4,916,361

Missouri (State of) Health & Educational Facilities Authority (Webster University); Series 2001, Educational Facilities RB (INS–NATL)(c)	5.00%	04/01/11	1,075	1,078,644

St. Louis (City of) (Lambert-St. Louis International Airport); Series 2007 A, Ref. Airport RB (INS–AGM)(c)	5.00%	07/01/20	1,125	1,160,674

St. Louis Municipal Finance Corp. (Convention Center Capital Improvement); Series 2008, Leasehold RB (INS–AGC)(c)	5.00%	07/15/21	1,500	1,586,790

				15,788,064

Montana–0.64%
Gallatin (County of) Airport Authority (PFC Supported); Series 2009, RB	4.38%	06/01/29	1,500	1,391,895

Helena (City of); Series 2009, COP	5.00%	01/01/29	400	411,204

Montana (State of) Facility Finance Authority (Kalispell Regional Medical Center Obligated Group); Series 2010, Health Care Facilities RB	5.00%	07/01/30	500	484,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Montana–(continued)

Montana (State of) Facility Finance Authority (Master Loan Program–Glendive Medical Center, Inc.);
Series 2008 A, Health Care Facilities RB	4.63%	07/01/18	$1,010	$1,102,092

Series 2008 A, Health Care Facilities RB	4.75%	07/01/28	1,000	941,300

Montana (State of) Facility Finance Authority (Sisters of Charity of Leavenworth Health System);
Series 2010 B, Ref. RB	5.00%	01/01/19	2,500	2,771,375

Series 2010 B, Ref. RB	4.00%	01/01/20	1,000	1,023,930

				8,126,691

Nebraska–0.04%
Douglas County School District No. 10 (Elkhorn Public Schools); Series 2009, Unlimited Tax GO Bonds	5.45%	06/15/22	500	522,335

Nevada–2.37%
Clark (County of) (Bond Bank); Series 2006, Limited Tax GO Bonds (INS–AMBAC)(c)	5.00%	11/01/21	5,235	5,548,053

Clark (County of);
Series 2009 C, Airport System Sub. Lien RB (INS–AGM)(c)	5.00%	07/01/22	1,000	1,043,940

Series 2009 C, Airport System Sub. Lien RB (INS–AGM)(c)	5.00%	07/01/23	4,000	4,105,400

Series 2009 C, Airport System Sub. Lien RB (INS–AGM)(c)	5.00%	07/01/24	2,040	2,069,743

Series 2009 C, Airport System Sub. Lien RB (INS–AGM)(c)	5.00%	07/01/25	1,500	1,500,915

Sr. Series 2010 D, Airport System RB	4.00%	07/01/17	2,000	2,032,540

Clark County School District; Series 2004 A, Ref. Limited Tax GO Bonds (INS–AGM)(c)	5.00%	06/15/16	5,000	5,439,100

Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/24	4,100	4,181,754

Las Vegas (City of) Valley Water District; Series 2009 D, Ref. Limited Tax GO Bonds	5.00%	06/01/16	500	558,995

Reno (City of) (Washoe Medical Center);
Series 2004 C, Hospital RB (INS–AGM)(c)	5.00%	06/01/15	750	797,925

Series 2004 C, Hospital RB (INS–AGM)(c)	5.00%	06/01/17	1,365	1,445,726

Series 2005 A, Hospital RB (INS–AGM)(c)	5.25%	06/01/17	1,300	1,393,262

				30,117,353

New Hampshire–0.34%
Manchester (City of);
Series 2009 A, Ref. General Airport RB	5.00%	01/01/15	1,750	1,852,883

Series 2009 A, Ref. General Airport RB	5.00%	01/01/17	500	536,695

New Hampshire (State of) Housing Finance Authority;
Series 2008 E, Single Family Mortgage Acquisition RB	5.05%	07/01/23	450	462,807

Series 2008 E, Single Family Mortgage Acquisition RB	5.30%	07/01/28	225	227,815

Series 2009 A, Single Family Mortgage Acquisition RB	5.13%	07/01/29	1,185	1,182,120

				4,262,320

New Jersey–2.23%
New Jersey (State of) Economic Development Authority (Montclair State University Student Housing); Series 2010 A, RB	5.25%	06/01/20	1,295	1,298,652

Series 2010 A, RB	5.00%	06/01/21	1,500	1,448,505

New Jersey (State of) Economic Development Authority;
Series 2004, Cigarette Tax RB	5.50%	06/15/16	1,805	1,867,615

Series 2010 DD-1, Ref. School Facilities Construction RB	5.00%	12/15/16	630	682,536

Series 2010 DD-1, Ref. School Facilities Construction RB	5.00%	12/15/17	1,550	1,666,281

New Jersey (State of) Health Care Facilities Financing Authority (Bayonne Hospital Obligated Group);
Series 1994, RB (INS–AGM)(c)	6.25%	07/01/12	1,030	1,023,418

New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/20	2,000	2,172,640

Series 2009 H, RB	5.00%	01/01/21	3,500	3,750,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey–(continued)

Newark (City of) Housing Authority (South Ward Police Facility);
Series 2009 A, City-Secured Police Facility RB (INS–AGC)(c)	5.00%	12/01/21	$1,130	$1,188,579

Series 2009 A, City-Secured Police Facility RB (INS–AGC)(c)	5.38%	12/01/26	500	516,530

Newark (City of); Series 2010 A, Ref. Qualified General Improvement Unlimited Tax GO Bonds	4.00%	10/01/16	3,710	3,814,214

Paterson (City of);
Series 2009, General Improvement Unlimited Tax GO Bonds (INS–AGM)(c)	4.25%	06/15/12	1,600	1,648,800

Series 2009, General Improvement Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	06/15/16	200	216,624

Perth Amboy (City of) Board of Education;
Series 2010, Ref. COP (INS–AGC)(c)	4.00%	06/15/12	1,135	1,168,687

Series 2010, Ref. COP (INS–AGC)(c)	4.00%	12/15/12	1,285	1,334,126

Series 2010, Ref. COP (INS–AGC)(c)	4.00%	06/15/15	1,345	1,411,994

Series 2010, Ref. COP (INS–AGC)(c)	4.00%	12/15/15	1,395	1,463,341

South Jersey Port Corp.; Series 2009 P-2, Marine Terminal RB	4.00%	01/01/16	1,505	1,592,501

				28,265,503

New York–2.51%
Amherst Development Corp. (UBF Faculty-Student Housing Corp.–Greiner & Hadley Projects at SUNY Buffalo); Series 2010 A, Student Housing Facility RB (INS–AGM)(c)	4.00%	10/01/16	1,000	1,040,900

Babylon (Town of) Industrial Development Agency (Covanta Babylon, Inc.);
Series 2009 A, Resource Recovery RB	5.00%	01/01/14	560	601,826

Series 2009 A, Resource Recovery RB	5.00%	01/01/18	445	479,385

Series 2009 A, Resource Recovery RB	5.00%	01/01/19	365	390,357

Nassau (County of) Industrial Development Agency (New York Institute of Technology);
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/17	930	1,010,306

Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/19	1,585	1,700,642

New York City Housing Development Corp.;
Series 2009 C-2, MFH RB	3.50%	05/01/13	1,085	1,087,072

Series 2009 L-2, MFH RB(a)(b)	2.00%	09/16/13	3,220	3,219,903

New York (City of) Transitional Finance Authority;
Series 2009 S-5, Building Aid RB	5.00%	01/15/16	2,000	2,234,860

Series 2009 S-5, Building Aid RB	5.00%	01/15/17	1,875	2,094,694

New York (City of); Subseries 2008 J-1, Unlimited Tax GO Bonds	5.00%	08/01/17	750	850,590

New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group);
Series 2010 A, RB	5.00%	07/01/19	500	527,155

Series 2010 A, RB	5.00%	07/01/26	1,160	1,158,074

New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University);
Series 2009, RB	5.50%	07/01/22	2,925	3,124,280

New York (State of) Dormitory Authority (School District Revenue Bond Financing Program); Series 2008 D, RB (INS–AGC)(c)	5.75%	10/01/24	1,000	1,095,060

New York (State of) Dormitory Authority (St. Lawrence University); Series 2009, RB	5.00%	07/01/14	2,000	2,153,020

New York (State of) Dormitory Authority (Yeshiva University); Series 2009, RB	5.00%	09/01/22	2,635	2,855,470

New York (State of) Energy Research & Development Authority (New York State Electric & Gas Corp.);
Series 1994 C, Ref. PCR(a)(b)	3.00%	06/03/13	4,000	4,026,080

Niagara Falls Bridge Commission; Series 1993 A, Toll Bridge System RB (INS–AGC)(c)	4.00%	10/01/19	1,000	1,036,200

Yonkers (City of);
Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	11/15/20	655	708,514

Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	11/15/22	500	523,595

				31,917,983

North Carolina–0.60%
Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System);
Series 2007 A, Ref. Health Care RB	5.00%	01/15/19	1,000	1,074,110

Series 2009 A, Ref. Health Care RB	5.00%	01/15/20	3,500	3,766,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Carolina–(continued)

North Carolina (State of) Eastern Municipal Power Agency; Series 2008 C, Power System RB (INS–AGC)(c)	6.00%	01/01/19	$330	$364,742

Oak Island (Town of) (Waste Water);
Series 2008 A, Enterprise System RB (INS–NATL)(c)	5.00%	06/01/20	1,065	1,122,393

Series 2008 A, Enterprise System RB (INS–NATL)(c)	5.00%	06/01/23	1,210	1,233,886

				7,561,411

North Dakota–0.16%
Fargo (City of) (MeritCare Obligated Group); Series 2000 A, Health System RB (INS–AGM)(c)	5.60%	06/01/21	2,000	2,023,760

Ohio–4.95%
Akron (City of);
Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(c)	5.00%	03/01/16	2,675	2,998,942

Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(c)	5.00%	03/01/18	2,010	2,264,546

Allen (County of) (Catholic Healthcare Partners);
Series 2010 B, Hospital Facilities RB	5.00%	09/01/16	1,000	1,104,050

Series 2010 B, Hospital Facilities RB	5.00%	09/01/18	2,000	2,187,880

Series 2010 B, Hospital Facilities RB	5.00%	09/01/20	2,920	3,120,458

American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.00%	02/15/23	2,850	2,920,908

Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/12	930	950,302

Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/16	1,430	1,431,859

Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/17	1,985	1,955,543

Series 2007 A-2, Sr. Asset-Backed Turbo Term RB	5.38%	06/01/24	1,595	1,228,182

Cleveland (City of);
Series 2006 A, Airport System RB (INS–AMBAC)(c)	5.25%	01/01/21	3,980	4,245,983

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/18	2,000	2,226,700

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/19	2,000	2,220,740

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/20	4,000	4,383,760

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/23	3,000	3,149,580

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/27	2,000	1,998,780

Franklin (County of) (Nationwide Children’s Hospital); Series 2009, Hospital Improvement RB	5.00%	11/01/18	1,000	1,083,550

Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2009 B-1, Hospital RB	4.75%	01/01/20	3,000	3,189,480

Series 2009 B-1, Hospital RB	4.75%	01/01/21	1,000	1,050,010

Series 2009 B-1, Hospital RB	5.00%	01/01/22	1,000	1,053,610

Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2009 A, RB	5.70%	08/01/20	8,120	8,400,790

Series 2009 C, Ref. PCR	5.63%	06/01/18	3,200	3,417,312

Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 C, Hospital RB(a)(b)	4.88%	07/15/15	2,525	2,726,318

Ohio (State of); Series 2009 A II, Parks & Recreation Capital Facilities RB	5.00%	12/01/19	1,825	2,042,139

Toledo (City of) (Special Obligations); Series 2009, City Services Special Assessment RN	4.00%	06/01/11	1,500	1,507,200

				62,858,622

Oklahoma–1.55%
Cleveland (County of) Justice Authority (Detention Facility); Series 2009 A, Sales Tax RB	5.00%	03/01/22	1,000	1,036,900

Oklahoma (County of) Finance Authority (Western Heights Public Schools); Series 2009, Educational Facilities Lease RB	4.50%	09/01/19	2,000	2,112,880

Oklahoma (State of) Development Finance Authority (Oklahoma State System of Higher Education); Series 2009 A, Master Real Property Lease RB	4.00%	06/01/20	1,000	1,042,620

Oklahoma (State of) Industries Authority (Oklahoma Medical Research Foundation); Series 2008, RB	5.50%	07/01/29	1,280	1,295,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Oklahoma–(continued)

Oklahoma (State of) Municipal Power Authority;
Series 2008 A, Power Supply System RB	5.25%	01/01/18	$300	$342,054

Series 2008 A, Power Supply System RB	5.38%	01/01/19	250	282,262

Series 2008 A, Power Supply System RB	5.88%	01/01/28	250	267,000

Okmulgee (City of) Municipal Authority; Series 2009 A, Utility System & Sales Tax RB	4.00%	12/01/19	2,165	2,277,905

Tulsa (City of) Airports Improvement Trust;
Series 2009 A, General Airport RB	4.00%	06/01/15	670	693,423

Series 2009 A, General Airport RB	5.38%	06/01/24	1,750	1,764,595

Tulsa (County of) Industrial Authority (Jenks Public Schools); Series 2009, Educational Facilities Lease RB	4.00%	09/01/14	2,000	2,160,560

Tulsa (County of) Industrial Authority;
Series 2003 A, Capital Improvements RB	4.00%	05/15/16	5,000	5,375,250

Series 2005 A, Capital Improvements RB	4.00%	05/15/17	1,000	1,060,470

				19,711,228

Oregon–0.75%
Clackamas (County of) Hospital Facility Authority (Legacy Health System); Series 2009 B, RB(a)(b)	5.00%	07/15/12	1,000	1,047,970

Lane (County of); Series 2009 A, Full Faith & Credit Limited Tax GO Bonds	4.00%	11/01/16	1,000	1,087,320

Oregon (State of) Department of Administrative Services; Series 2009 A, State Lottery RB	5.00%	04/01/28	500	524,210

Oregon (State of) Facilities Authority (Legacy Health System); Series 2010 A, Ref. RB	5.00%	03/15/16	1,490	1,596,267

Oregon (State of) Facilities Authority (PeaceHealth);
Series 2009 A, Ref. RB	5.00%	11/01/15	660	740,718

Series 2009 A, Ref. RB	5.00%	11/01/16	1,880	2,110,243

Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	4.00%	10/01/16	1,000	1,021,600

Salem-Keizer School District No. 24J; Series 2009 B, Unlimited Tax CAB GO Bonds (CEP–Oregon School Bond Guaranty)(d)	0.00%	06/15/23	2,500	1,387,300

				9,515,628

Pennsylvania–4.61%
Adams (County of) Industrial Development Authority (Gettysburg College); Series 2010, RB	5.00%	08/15/22	500	524,710

Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2010 A, RB	5.00%	05/15/19	580	634,248

Bethel Park School District; Series 2009, Limited Tax GO Bonds	4.00%	08/01/17	800	856,808

Delaware (County of) Authority (Villanova University); Series 2010, RB	4.00%	12/01/16	500	537,060

Erie (County of) Hospital Authority (St. Vincent Health Center); Series 2010 A, RB	4.50%	07/01/12	600	609,666

Lancaster (County of) Solid Waste Management Authority; Series 2009 B, Resource Recovery System RB	4.00%	12/15/12	2,000	2,072,560

Pennsylvania (State of) Economic Development Financing Authority (Exelon Generation Co., LLC); Series 2009 A, Ref. Exempt Facilities RB(a)(b)	5.00%	06/01/12	1,000	1,038,220

Pennsylvania (State of) Economic Development Financing Authority (PPL Electric Utilities Corp.); Series 2008, Ref. PCR	4.00%	10/01/23	1,000	910,850

Pennsylvania (State of) Higher Educational Facilities Authority (Carnegie Mellon University);
Series 2009, RB	5.00%	08/01/17	1,000	1,146,240

Series 2009, RB	4.25%	08/01/19	3,000	3,262,920

Series 2009, RB	5.00%	08/01/21	775	861,800

Pennsylvania (State of) Higher Educational Facilities Authority (University of Pennsylvania Health System); Series 2008 B, RB	5.00%	08/15/13	1,100	1,189,936

Pennsylvania (State of) Higher Educational Facilities Authority (University of Pittsburgh Medical Center); Series 2010 E, RB	5.00%	05/15/21	5,000	5,358,000

Pennsylvania (State of) Turnpike Commission;
Subseries 2008 C-1, Sub. RB (INS–AGC)(c)	6.00%	06/01/23	500	555,935

Subseries 2009 B, Sub. RB	5.00%	06/01/21	3,500	3,645,600

Subseries 2009 B, Sub. RB	5.25%	06/01/24	2,500	2,566,000

Philadelphia (City of);
Series 2008 B, Limited Tax GO Bonds (INS–AGC)(c)	5.75%	07/15/17	1,000	1,123,560

Series 2008 B, Limited Tax GO Bonds (INS–AGC)(c)	6.00%	07/15/18	1,000	1,120,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Series 2008 B, Limited Tax GO Bonds (INS–AGC)(c)	6.25%	07/15/23	$2,000	$2,197,840

Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	4.50%	08/01/20	2,000	2,088,620

Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	08/01/21	2,500	2,763,725

Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	08/01/22	5,000	5,420,800

Series 2010 A, Ref. Water & Wastewater RB (INS–AGM)(c)	5.00%	06/15/19	1,000	1,116,540

Philadelphia School District; Series 2010 C, Ref. Unlimited Tax GO Bonds	5.00%	09/01/14	1,000	1,081,230

Pittsburgh (City of) Water & Sewer Authority; Series 2008 C-1D, Ref. Sub. Water & Sewer System RB (INS–AGC)(a)(b)(c)	2.63%	09/01/12	1,000	1,010,940

Pittsburgh School District; Series 2009 A, Limited Tax GO Bonds (INS–AGC)(c)	4.00%	09/01/19	3,105	3,229,293

Reading (City of); Series 2008, Unlimited Tax GO Bonds (INS–AGM)(c)	5.63%	11/01/23	1,500	1,603,470

South Fork (Borough of) Municipal Authority (Conemaugh Valley Memorial Hospital); Series 2005 A, Ref. Hospital RB (INS–AGC)(c)	6.00%	07/01/26	500	527,180

St. Mary Hospital Authority (Catholic Health East);
Series 2010 A, Health System RB	4.00%	11/15/15	1,445	1,488,321

Series 2010 A, Health System RB	5.00%	11/15/18	2,645	2,793,728

University of Pittsburgh–Of the Commonwealth System of Higher Education (University Capital);
Series 2002 B, Ref. RB(a)(b)	5.50%	09/15/13	1,000	1,094,830

Series 2005 A, RB(a)(b)	5.50%	09/15/13	1,000	1,094,830

West Mifflin Area School District; Series 2009, Limited Tax GO Bonds (INS–AGM)(c)	5.50%	04/01/24	500	541,015

York (City of) Sewer Authority;
Series 2010, Gtd. Sewer RB (INS–AGC)(c)	5.00%	12/01/22	750	791,580

Series 2010, Gtd. Sewer RB (INS–AGC)(c)	5.00%	12/01/23	1,620	1,689,644

				58,548,619

Puerto Rico–0.73%
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2004 K, Ref. Government Facilities RB (INS–AGM)(c)	5.25%	07/01/27	2,450	2,407,640

Puerto Rico Sales Tax Financing Corp.;
First Sub. Series 2009 A, RB(a)(e)	5.00%	08/01/11	3,000	3,059,460

First Sub. Series 2009 A, RB	5.00%	08/01/19	3,000	3,253,110

First Sub. Series 2010 A, RB	3.38%	08/01/16	500	510,445

				9,230,655

Rhode Island–1.02%
North Providence (Town of); Series 2010, Deficit Unlimited Tax GO Bonds (INS–AGM)(c)	3.00%	07/15/12	1,835	1,852,304

Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2006 A, Ref. Hospital Financing RB (INS–AGM)(c)	5.00%	05/15/15	1,000	1,087,500

Series 2009 A, Hospital Financing RB (INS–AGC)(c)	6.13%	05/15/27	500	535,210

Rhode Island Health & Educational Building Corp. (Public Schools Financing Program — City of Woonsocket);
Series 2009 E, RB (INS–AGC)(c)	5.00%	05/15/19	2,145	2,290,216

Series 2009 E, RB (INS–AGC)(c)	5.00%	05/15/20	1,000	1,054,670

Series 2009 E, RB (INS–AGC)(c)	5.00%	05/15/22	2,535	2,657,973

Rhode Island Health & Educational Building Corp. (Public Schools Financing Program–Pooled); Series 2007 B, RB (INS–AMBAC)(c)	5.00%	05/15/21	1,000	917,550

Rhode Island Health & Educational Building Corp. (University of Rhode Island — Auxiliary Enterprise); Series 2009 B, Higher Education Facility RB (INS–AGC)(c)	5.25%	09/15/29	1,250	1,279,337

Rhode Island (State of) Student Loan Authority; Sr. Series 2009 A, Student Loan Program RB	4.75%	12/01/15	1,150	1,224,486

				12,899,246

South Carolina–1.85%
Oconee (County of) (Duke Energy Carolinas, LLC); Series 1993, Ref. Pollution Control Facilities RB	3.60%	02/01/17	1,000	1,020,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Carolina–(continued)

Piedmont (City of) Municipal Power Agency;
Series 2009 A-3, Ref. Electric RB	5.00%	01/01/16	$2,150	$2,351,476

Series 2009 A-4, Ref. Electric RB	5.00%	01/01/20	2,000	2,156,880

Rock Hill (City of);
Series 2009 C, Ref. Combined Utility System RB (INS–AGC)(c)	4.00%	01/01/13	2,210	2,323,793

Series 2009 C, Ref. Combined Utility System RB (INS–AGC)(c)	4.00%	01/01/15	2,405	2,575,057

South Carolina (State of) Education Assistance Authority; Series 2009 I, Student Loan RB	4.40%	10/01/18	890	930,584

South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2010, Ref. Hospital RB	5.00%	02/01/13	790	835,915

Series 2010, Ref. Hospital RB	5.00%	02/01/15	1,000	1,084,740

Series 2010, Ref. Hospital RB	5.00%	02/01/16	1,140	1,240,970

Series 2010, Ref. Hospital RB	5.00%	02/01/18	1,000	1,072,310

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health);
Series 2005 A, Ref. Hospital RB (INS–AGM)(c)	4.00%	08/01/17	1,500	1,510,455

Series 2009, Ref. & Improvement Hospital RB	5.00%	08/01/15	500	522,245

Series 2009, Ref. & Improvement Hospital RB	5.00%	08/01/18	500	505,855

South Carolina (State of) Transportation Infrastructure Bank; Series 2004 A, RB (INS–AMBAC)(c)	5.25%	10/01/22	1,390	1,443,960

Spartanburg (County of) Sanitary Sewer District; Series 2009 B, Ref. Sewer System Conv. RB (INS–AGC)(c)	4.00%	03/01/16	1,110	1,201,353

Spartanburg Regional Health Services District, Inc.;
Series 2008 A, Ref. Hospital RB (INS–AGC)(c)	4.50%	04/15/27	1,735	1,613,255

Series 2008 D, Ref. Hospital RB (INS–AGC)(c)	5.25%	04/15/20	1,000	1,087,700

				23,476,878

South Dakota–0.68%
Rapid City (City of);
Series 2009, Water RB	5.00%	11/01/21	1,170	1,302,409

Series 2009, Water RB	5.00%	11/01/24	1,620	1,734,842

Series 2009, Water RB	5.00%	11/01/25	1,650	1,747,498

South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB	5.00%	09/01/21	1,000	1,048,580

South Dakota (State of) Health & Educational Facilities Authority (Sanford Health);
Series 2009, RB	5.00%	11/01/16	500	544,610

Series 2009, RB	5.00%	11/01/17	430	465,204

Series 2009, RB	5.00%	11/01/24	1,000	1,014,700

Series 2009, RB	5.25%	11/01/29	500	501,690

South Dakota (State of) Housing Development Authority (Homeownership Mortgage); Series 2008 G, RB	5.10%	05/01/18	250	260,870

				8,620,403

Tennessee–0.67%
Chattanooga (City of) & Hamilton (County of) Hospital Authority (Erlanger Health System); Series 2004, Ref. Hospital RB (INS–AGM)(c)	4.50%	10/01/16	2,500	2,667,775

Jackson (City of) (Jackson-Madison County General Hospital); Series 2008, Ref. & Improvement Hospital RB	5.25%	04/01/23	1,000	1,026,130

Sevierville (City of) Public Building Authority; Series 2009, Local Government Public Improvement RB	4.00%	06/01/14	2,500	2,685,575

Shelby (County of) Health, Educational & Housing Facilities Board (Baptist Memorial Health Care);
Series 2004, RB	5.00%	09/01/18	500	550,080

Series 2004, RB	5.00%	09/01/19	500	547,075

Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS–AGM)(c)	5.00%	09/01/17	1,000	1,099,940

				8,576,575

Texas–9.21%
Austin (City of); Series 2001, Limited Tax GO Ctfs.	5.00%	09/01/11	1,900	1,945,410

Beaumont Independent School District; Series 2009, School Building Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	02/15/24	1,500	1,598,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Bexar (County of) Metropolitan Water District;
Series 2009, Ref. Waterworks System RB	5.00%	05/01/16	$1,295	$1,449,856

Series 2009, Ref. Waterworks System RB	5.00%	05/01/19	2,500	2,795,400

Series 2009, Ref. Waterworks System RB	5.00%	05/01/20	2,500	2,755,150

Series 2009, Ref. Waterworks System RB	5.00%	05/01/21	2,500	2,720,725

Series 2009, Ref. Waterworks System RB	5.00%	05/01/22	2,500	2,676,325

Corpus Christi Independent School District; Series 2009, School Building Unlimited Tax GO Bonds	5.00%	08/15/22	1,100	1,224,894

Dallas & Fort Worth (Cities of) (Dallas/Fort Worth International Airport); Series 2009 A, Ref. Joint RB	4.00%	11/01/14	1,500	1,585,965

Dallas (County of) Utility & Reclamation District;
Series 2005 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(c)	5.00%	02/15/19	1,200	1,254,408

Series 2005 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(c)	5.15%	02/15/21	3,000	3,107,310

Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB	5.13%	11/15/23	750	720,480

Harris County Cultural Education Facilities Finance Corp. (St. Luke’s Episcopal Health System);
Series 2009, Ref. RB	5.00%	02/15/14	2,000	2,172,720

Series 2009, Ref. RB	5.00%	02/15/17	1,700	1,851,436

Series 2009, Ref. RB	5.00%	02/15/18	2,000	2,177,260

Series 2009, Ref. RB	5.00%	02/15/19	1,000	1,084,640

Series 2009, Ref. RB	5.63%	02/15/25	2,500	2,614,925

Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.00%	11/15/19	485	555,034

Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital);
Series 2009, Hospital RB	3.50%	10/01/13	750	788,767

Series 2009, Hospital RB	5.00%	10/01/24	1,750	1,786,680

Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center); Series 2009 A, Ref. Special Facilities RB (INS–AGC)(c)	5.00%	05/15/23	1,500	1,562,115

Harris County Cultural Education Facilities Finance Corp. (The Methodist Hospital System); Series 2009 B-1, Ref. RB(a)(b)	5.00%	06/01/12	1,630	1,714,483

Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership);
Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	4,000	4,022,240

Series 2008, Solid Waste Disposal RB	4.70%	05/01/18	7,220	7,505,623

Harrison County Health Facilities Development Corp. (Good Shepherd Health System); Series 2010, Hospital RB	3.00%	07/01/12	750	749,197

Houston (City of) (Convention & Entertainment Facilities Department);
Series 2001 A, Ref. Hotel Occupancy Tax & Special RB (INS–AMBAC)(c)	5.50%	09/01/11	2,500	2,538,325

Series 2001 B, Hotel Occupancy Tax & Special RB (INS–AMBAC)(c)	5.25%	09/01/11	2,360	2,393,205

Series 2001 B, Hotel Occupancy Tax & Special RB (INS–AMBAC)(c)	5.50%	09/01/11	1,600	1,624,528

Houston (City of);
Series 2009 A, Ref. Airport System Sr. Lien RB	5.00%	07/01/15	325	360,484

Series 2009 A, Ref. Airport System Sr. Lien RB	5.00%	07/01/16	250	279,603

Series 2009 A, Ref. Airport System Sr. Lien RB	5.00%	07/01/17	340	380,470

Series 2009 A, Ref. Airport System Sr. Lien RB	5.00%	07/01/18	500	559,005

Series 2009 A, Ref. Airport System Sr. Lien RB	5.00%	07/01/19	250	275,358

La Vernia Higher Education Finance Corp. (KIPP, Inc.); Series 2009 A, Education RB	5.75%	08/15/24	365	365,475

Lake Worth (City of); Series 2008, Combination Tax & Revenue Limited Tax GO Ctfs. (INS–AGC)(c)	5.00%	10/01/27	1,230	1,261,574

Live Oak (City of); Series 2004, Unlimited Tax GO Bonds (INS–NATL)(c)	5.00%	08/01/16	390	419,348

Love Field Airport Modernization Corp. (Southwest Airlines Co.–Love Field Modernization Program);
Series 2010, Special Facilities RB	5.25%	11/01/40	500	447,635

Lower Colorado River Authority;
Series 1999 A, Ref. RB (INS–AGM)(c)	5.88%	05/15/14	415	416,776

Series 2009, Ref. RB	5.25%	05/15/29	500	512,700

Lubbock Health Facilities Development Corp. (St. Joseph Health System); Series 2008 A, Ref. RB(a)(b)	3.05%	10/16/12	1,000	1,018,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas);
Series 2009, Ref. & Improvement RB	5.00%	02/15/13	$1,675	$1,710,275

Series 2009, Ref. & Improvement RB	5.00%	02/15/14	1,270	1,303,109

Series 2009, Ref. & Improvement RB	5.50%	02/15/15	1,875	1,956,019

Series 2009, Ref. & Improvement RB	5.50%	02/15/16	1,505	1,551,685

Series 2009, Ref. & Improvement RB	5.50%	02/15/17	2,100	2,139,333

Mansfield (City of); Series 2008, Limited Tax GO Ctfs.	6.13%	02/15/26	500	545,795

North Fort Bend Water Authority; Series 2009, Water System RB (INS–AGC)(c)	5.00%	12/15/24	2,000	2,085,880

North Texas Municipal Water District; Series 2001, Water System RB (INS–NATL)(c)	5.00%	09/01/11	1,040	1,064,336

North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	2,000	2,140,340

Series 2008 E-3, Ref. First Tier System RB(a)(b)	5.75%	01/01/16	2,410	2,672,666

Series 2008 H-2, Ref. First Tier System RB(a)(b)	5.00%	01/01/13	3,380	3,560,796

Series 2008 L-2, Ref. First Tier System RB(a)(b)	6.00%	01/01/13	1,000	1,076,380

Series 2009 A, First Tier System RB	5.00%	01/01/13	2,445	2,586,517

Parker (County of); Series 2009, Road Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	02/15/26	1,000	1,053,480

Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS–AGC)(c)	5.00%	02/15/24	500	525,965

San Antonio (City of);
Series 1994 A, Ref. Electric & Gas Systems RB(e)	5.00%	02/01/12	35	36,484

Series 1994 A, Ref. Electric & Gas Systems RB	5.00%	02/01/12	2,340	2,439,005

Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center);
Series 2009 A, Hospital RB (INS–AGC)(c)	3.75%	09/01/14	1,000	1,039,140

Series 2009 A, Hospital RB (INS–AGC)(c)	5.00%	09/01/13	500	535,060

Series 2009 A, Hospital RB (INS–AGC)(c)	5.00%	09/01/22	595	605,228

Series 2009 A, Hospital RB (INS–AGC)(c)	5.00%	09/01/24	1,280	1,283,686

Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2007 A, Ref. RB	5.00%	02/15/19	4,405	4,687,052

Tarrant County Health Facilities Development Corp. (Cook Children’s Medical Center);
Series 2010 A, Hospital RB	5.00%	12/01/13	1,000	1,090,570

Series 2010 A, Hospital RB	5.00%	12/01/15	525	589,281

Series 2010 A, Hospital RB	5.00%	12/01/17	1,250	1,376,925

Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/26	1,500	1,520,040

Trinity River Authority (Tarrant County Water); Series 2005, Ref. & Improvement RB (INS–NATL)(c)	5.00%	02/01/24	4,240	4,451,152

Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.00%	09/01/13	1,160	1,218,232

Series 2009, Tax Increment Allocation Contract RB	5.00%	09/01/22	900	867,195

Series 2009, Tax Increment Allocation Contract RB	5.10%	09/01/23	1,455	1,396,509

Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/25	450	431,834

West Harris (County of) Regional Water Authority;
Series 2005, Water System RB (INS–AGM)(c)	5.00%	12/15/17	1,000	1,096,760

Series 2009, Water System RB	5.00%	12/15/16	1,000	1,119,660

				117,028,548

Utah–0.46%
Intermountain Power Agency; Series 2009 B, Ref. Sub. Power Supply RB	4.00%	07/01/18	1,945	2,009,729

Local Building Authority of Salt Lake Valley Fire Service Area; Series 2008, Lease RB	5.00%	04/01/22	500	536,175

Riverton (City of) (IHC Health Services, Inc.);
Series 2009, Hospital RB	5.00%	08/15/15	625	700,425

Series 2009, Hospital RB	5.00%	08/15/18	1,310	1,457,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Utah–(continued)

Tooele County School District; Series 2001, Unlimited Tax GO School Building Bonds (CEP–Utah School Bond Guaranty Program)	4.50%	06/01/11	$1,075	$1,086,664

				5,790,892

Vermont–0.08%
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Heath Care); Series 2004 B, Hospital RB (INS–AGM)(c)	5.00%	12/01/22	1,000	1,026,300

Virgin Islands–0.97%
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Notes–Diageo USVI, Inc.); Series 2009 A, Sub. Special Limited Obligation RB	6.75%	10/01/19	1,500	1,614,270

Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Notes);
Series 2009 A-1, Ref. Sr. Lien Capital Projects RB	4.13%	10/01/18	1,875	1,867,687

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/15	1,000	1,057,950

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/16	1,000	1,061,040

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/17	1,000	1,058,180

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/18	1,000	1,052,500

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/25	500	476,805

Series 2010 A, Sr. Lien Working Capital RB	5.00%	10/01/15	500	539,685

Series 2010 A, Sr. Lien Working Capital RB	5.00%	10/01/16	345	374,384

Series 2010 B, Sub. Lien Working Capital RB	5.00%	10/01/25	750	711,953

Series 2010 B, Sub. Lien Working Capital RB	5.25%	10/01/29	500	474,930

Virgin Islands (Government of) Water & Power Authority;
Series 2010 A, Ref. Electric System RB	4.00%	07/01/14	1,000	1,026,120

Series 2010 B, Electric System RB (INS–AGM)(c)	5.00%	07/01/22	1,000	1,025,450

				12,340,954

Virginia–0.68%
Chesterfield (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR	5.00%	05/01/23	500	521,430

Smyth (County of) Industrial Development Authority (Mountain States Health Alliance);
Series 2010 B, Ref. Hospital RB	5.00%	07/01/15	1,095	1,149,761

Series 2010 B, Ref. Hospital RB	5.00%	07/01/16	2,090	2,169,148

Series 2010 B, Ref. Hospital RB	5.00%	07/01/18	1,255	1,281,983

Virginia (State of) Resources Authority (Clean Water State Revolving Fund); Sub. Series 2008, RB	5.00%	10/01/29	1,315	1,386,667

York (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR(a)(b)	4.05%	05/01/14	2,000	2,094,120

				8,603,109

Washington–1.93%
Clark (County of) Public Utility District No. 1;
Series 2009, Ref. Electric System RB	5.00%	01/01/26	500	503,840

Series 2009, Ref. Electric System RB	5.00%	01/01/27	215	215,540

Series 2009, Ref. Electric System RB	5.00%	01/01/28	300	298,629

Cowlitz (County of) (Cowlitz Sewer Operating Board–Wastewater Treatment); Series 2002, Ref. Special Sewer RB (INS–NATL)(c)	5.50%	11/01/19	2,500	2,727,075

Energy Northwest (No. 3); Series 2001 A, Ref. Electric RB (INS–AGM)(c)	5.50%	07/01/11	2,500	2,544,400

King (County of) Housing Authority (YWCA Family Village at Issaquah–Phase II); Series 2009, Housing RB	2.40%	01/01/13	1,450	1,455,988

Snohomish (County of);
Series 2001, Limited Tax GO Bonds(e)	5.25%	12/01/11	300	310,764

Series 2001, Limited Tax GO Bonds(e)	5.25%	12/01/11	2,385	2,473,817

Washington (State of) Health Care Facilities Authority (Highline Medical Center); Series 2008, Mortgage RB (CEP–FHA)	5.25%	08/01/23	985	1,017,338

Washington (State of) Health Care Facilities Authority (MultiCare Health System); Series 2008 A, RB (INS–AGC)(c)	5.75%	08/15/29	450	464,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Washington–(continued)

Washington (State of) Higher Education Facilities Authority (Gonzaga University);
Series 2009, Ref. RB	5.38%	04/01/20	$1,050	$1,130,871

Series 2010 A, Ref. RB	4.50%	04/01/16	3,095	3,296,051

Series 2010 A, Ref. RB	4.50%	04/01/17	2,725	2,877,845

Series 2010 A, Ref. RB	5.00%	04/01/15	2,955	3,201,624

Series 2010 A, Ref. RB	5.00%	04/01/19	1,810	1,940,465

				24,458,679

West Virginia–0.18%
West Virginia (State of) Hospital Finance Authority (Charleston Area Medical Center, Inc.);
Series 2009 A, Ref. & Improvement RB	5.00%	09/01/13	1,000	1,050,850

West Virginia (State of) Hospital Finance Authority (West Virginia University Hospitals, Inc.);
Series 2003 D, Improvement RB (INS–AGM)(c)	5.38%	06/01/28	1,200	1,223,520

				2,274,370

Wisconsin–1.26%
Manitowoc (City of); Series 2009, Ref. Electric Power System RB (INS–AGC)(c)	4.25%	10/01/15	1,510	1,632,114

Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.);
Series 2009 B, RB(a)(b)	4.75%	08/15/14	1,000	1,057,830

Series 2009 B, RB(a)(b)	5.13%	08/15/16	2,100	2,253,447

Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health, Inc. Obligated Group);
Series 2009 C, RB	4.00%	04/01/15	2,060	2,174,907

Series 2009 C, RB	5.00%	04/01/19	750	817,620

Series 2009 C, RB	5.00%	04/01/20	750	800,850

Wisconsin (State of) Health & Educational Facilities Authority (Marquette University);
Series 2008 B-1, Ref. RB	3.50%	10/01/16	1,005	1,040,366

Series 2008 B-1, Ref. RB	3.75%	10/01/18	880	900,557

Series 2008 B-3, RB	3.75%	10/01/18	1,125	1,151,280

Series 2008 B-3, RB	4.00%	10/01/19	1,145	1,177,025

Wisconsin (State of) Health & Educational Facilities Authority (ThedaCare, Inc.); Series 2005, RB (INS–AMBAC)(c)	5.00%	12/15/16	855	898,562

Wisconsin (State of); Series 1993 2, Ref. Unlimited Tax GO Bonds	5.13%	11/01/11	2,000	2,064,440

				15,968,998

Wyoming–0.51%
Campbell (County of) Hospital District (Campbell County Memorial Hospital);
Series 2009, Hospital RB	3.00%	12/01/12	1,000	1,021,500

Series 2009, Hospital RB	4.00%	12/01/15	1,285	1,341,244

Series 2009, Hospital RB	5.00%	12/01/17	1,170	1,240,820

Series 2009, Hospital RB	5.00%	12/01/18	545	570,272

Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/26	1,200	1,240,620

Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply System RB	5.38%	01/01/25	1,000	1,050,070

				6,464,526

TOTAL INVESTMENTS(f)–98.38% (Cost $1,222,437,515)				1,249,463,911

OTHER ASSETS LESS LIABILITIES–1.62%				20,607,936

NET ASSETS–100.00%				$1,270,071,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco Tax-Free Intermediate Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.*
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
CFC	– Customer Facility Charge
CIFG	– CIFG Assurance North America, Inc.
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
FIRST	– Fund for Infrastructure, Roads, Schools & Transit
GO	– General Obligation
INS	– Insurer
Jr.	– Junior
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Zero coupon bond issued at a discount.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Corp.	15.1%

Assured Guaranty Municipal Corp.	14.1

*	AMBAC filed for Bankruptcy on November 8, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        Invesco Tax-Free Intermediate Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $1,222,437,515)	$1,249,463,911

Cash	1,748,075

Receivable for:
Investments sold	8,599,813

Fund shares sold	1,691,900

Interest	14,811,513

Investment for trustee deferred compensation and retirement plans	53,918

Other assets	28,752

Total assets	1,276,397,882

Liabilities:
Payable for:
Fund shares reacquired	4,595,840

Dividends	1,107,839

Accrued fees to affiliates	441,741

Accrued other operating expenses	67,327

Trustee deferred compensation and retirement plans	113,288

Total liabilities	6,326,035

Net assets applicable to shares outstanding	$1,270,071,847

Net assets consist of:
Shares of beneficial interest	$1,236,540,071

Undistributed net investment income	8,173,984

Undistributed net realized gain (loss)	(1,668,604)

Unrealized appreciation	27,026,396

$1,270,071,847

Net Assets:
Class A	$1,033,794,816

Class A2	$96,998,016

Class Y	$131,883,978

Institutional Class	$7,395,037

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	92,980,191

Class A2	8,721,042

Class Y	11,867,514

Institutional Class	665,636

Class A:
Net asset value and offering price per share	$11.12

Maximum offering price per share (Net asset value of $11.12 divided by 97.50%)	$11.41

Class A2:
Net asset value and offering price per share	$11.12

Maximum offering price per share (Net asset value of $11.12 divided by 99.00%)	$11.23

Class Y:
Net asset value and offering price per share	$11.11

Institutional Class:
Net asset value and offering price per share	$11.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        Invesco Tax-Free Intermediate Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$61,696,526

Expenses:
Advisory fees	3,995,759

Administrative services fees	390,974

Custodian fees	86,783

Distribution fees — Class A	3,371,673

Transfer agent fees — A, A2 and Y	708,446

Transfer agent fees — Institutional	2,421

Trustees’ and officers’ fees and benefits	61,076

Other	445,801

Total expenses	9,062,933

Less: Expenses reimbursed and expense offset arrangement(s)	(916)

Net expenses	9,062,017

Net investment income	52,634,509

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(1,202,954)

Change in net unrealized appreciation (depreciation) of investment securities	(18,923,733)

Net realized and unrealized gain (loss)	(20,126,687)

Net increase in net assets resulting from operations	$32,507,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        Invesco Tax-Free Intermediate Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the eleven months ended February 28, 2010, and the year ended March 31, 2009

		Eleven months
		ended
	February 28,	February 28,	March 31,
	2011	2010	2009

Operations:
Net investment income	$52,634,509	$30,483,497	$12,875,673

Net realized gain (loss)	(1,202,954)	30,740	(430,404)

Change in net unrealized appreciation (depreciation)	(18,923,733)	40,355,636	52,804

Net increase in net assets resulting from operations	32,507,822	70,869,873	12,498,073

Distributions to shareholders from net investment income:
Class A	(36,428,800)	(26,106,489)	(4,711,061)

Class A2	(3,078,278)	(3,831,138)	(6,057,714)

Class Y	(4,820,679)	(1,864,363)	(713,178)

Institutional Class	(180,861)	(111,331)	(49,518)

Total distributions from net investment income	(44,508,618)	(31,913,321)	(11,531,471)

Distributions to shareholders from net realized gains:
Class A	—	—	(75,207)

Class A2	—	—	(64,720)

Class Y	—	—	(19,457)

Institutional Class	—	—	(572)

Total distributions from net realized gains	—	—	(159,956)

Share transactions–net:
Class A	(509,805,901)	1,296,582,949	185,907,926

Class A2	(11,559,102)	(11,967,935)	(49,919,830)

Class Y	26,196,482	75,525,830	28,736,255

Institutional Class	(467,981)	5,503,854	1,450,963

Net increase (decrease) in net assets resulting from share transactions	(495,636,502)	1,365,644,698	166,175,314

Net increase (decrease) in net assets	(507,637,298)	1,404,601,250	166,981,960

Net assets:
Beginning of year	1,777,709,145	373,107,895	206,125,935

End of year (includes undistributed net investment income of $8,173,984, $48,093 and $1,446,176, respectively)	$1,270,071,847	$1,777,709,145	$373,107,895

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Tax-Free Intermediate Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is federal tax-exempt current income.
  The Fund currently consists of four different classes of shares: Class A (formerly Class A3), Class A2 (formerly Class A), Class Y and Institutional Class. As of the close of business on October 30, 2002, Class A2 shares are closed to new investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y and Institutional Class shares are sold at net asset value.

35        Invesco Tax-Free Intermediate Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

36        Invesco Tax-Free Intermediate Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.30%

Over $500 million up to and including $1 billion	0.25%

Over $1 billion	0.20%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $283.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (collectively the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended February 28, 2011, the expenses incurred under the Plan are shown on the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $179,769 and $1,414 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, IADI retained $28,534 and $0 from Class A and Class A2 shares, respectively for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

37        Invesco Tax-Free Intermediate Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$1,249,463,911	$—	$1,249,463,911

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2011, the Fund engaged in securities sales of $539,515, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $633.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $6,721 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

38        Invesco Tax-Free Intermediate Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, Eleven months ended February 28, 2010 and Year ended March 31, 2009:

	2011	2010	2009

Ordinary income	$83,302	$24,033	$—

Ordinary income- Tax exempt	44,425,316	31,889,288	11,535,396

Long-term capital gain	—	—	156,031

Total distributions	$44,508,618	$31,913,321	$11,691,427

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income- Tax exempt	$8,280,846

Net unrealized appreciation — investments	27,026,396

Temporary book/tax differences	(106,862)

Post-October deferrals	(1,296,591)

Capital loss carryforward	(372,013)

Shares of beneficial interest	1,236,540,071

Total net assets	$1,270,071,847

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $93,638 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$176,146

February 28, 2018	195,867

Total capital loss carryforward	$372,013

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $287,217,829 and $495,290,885, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$31,798,025

Aggregate unrealized (depreciation) of investment securities	(4,771,629)

Net unrealized appreciation of investment securities	$27,026,396

Cost of investments is the same for tax and financial statement purposes.

39        Invesco Tax-Free Intermediate Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Eleven months ended		Year ended
	February 28, 2011(a)		February 28, 2010(b)		March 31, 2009(b)
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	29,111,924	$327,753,888	153,718,083	$1,693,613,564	24,041,565	$255,830,915

Class A2	933,334	10,515,835	1,288,021	14,124,433	1,958,933	20,915,557

Class Y(c)	16,259,700	182,567,330	9,771,916	107,429,180	3,779,870	39,435,685

Institutional Class	906,922	10,145,242	720,191	7,959,473	200,126	2,117,885

Issued as reinvestment of dividends:
Class A	2,550,373	28,730,987	1,905,176	21,064,987	363,056	3,838,583

Class A2	153,113	1,724,713	174,958	1,919,802	232,541	2,460,308

Class Y	252,987	2,860,122	59,251	643,144	11,451	121,044

Institutional Class	12,689	142,757	8,799	96,856	4,324	45,765

Reacquired:
Class A(c)	(77,420,993)	(866,290,776)	(37,835,905)	(418,095,602)	(6,990,938)	(73,761,572)

Class A2(c)	(2,130,556)	(23,799,650)	(2,559,222)	(28,012,170)	(6,966,468)	(73,295,695)

Class Y	(14,249,554)	(159,230,970)	(3,010,923)	(32,546,494)	(1,007,184)	(10,820,474)

Institutional Class	(968,656)	(10,755,980)	(233,317)	(2,552,475)	(67,711)	(712,687)

Net increase (decrease) in share activity	(44,588,717)	$(495,636,502)	124,007,028	$1,365,644,698	15,559,565	$166,175,314

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective February 1, 2010, the Fund’s former Class A and Class A3 shares were renamed Class A2 and Class A shares, respectively.
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Class A2 shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	3,420,676	$35,643,445

Class A	(188,179)	(1,960,829)

Class A2	(3,232,497)	(33,682,616)

40        Invesco Tax-Free Intermediate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses) on								to average		to average net		Ratio of net
	Net asset			securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/28/11	$11.19	$0.36	(c)	$(0.13)	$0.23	$(0.30)	$—	$(0.30)	$11.12	2.10%	$1,033,795	0.60	%(d)	0.60	%(d)	3.20	%(d)	18%
Eleven months ended 02/28/10	10.72	0.33	(c)	0.49	0.82	(0.35)	—	(0.35)	11.19	7.80	1,552,931	0.63	(e)	0.63	(e)	3.23	(e)	8
Year ended 03/31/09	10.70	0.46	(c)	(0.02)	0.44	(0.41)	(0.01)	(0.42)	10.72	4.18	224,508	0.69		0.69		4.32		22
Year ended 03/31/08	10.76	0.43	(c)	0.02	0.45	(0.43)	(0.08)	(0.51)	10.70	4.24	37,865	0.73		0.73		3.93		19
Year ended 03/31/07	10.92	0.46		(0.12)	0.34	(0.45)	(0.05)	(0.50)	10.76	3.23	38,156	0.75		0.75		3.99		11
Year ended 03/31/06	11.21	0.42		(0.24)	0.18	(0.47)	—	(0.47)	10.92	1.57	128,946	0.73		0.73		3.89		9

Class A2
Year ended 02/28/11	11.20	0.39	(c)	(0.14)	0.25	(0.33)	—	(0.33)	11.12	2.26	96,998	0.35	(d)	0.35	(d)	3.45	(d)	18
Eleven months ended 02/28/10	10.72	0.35	(c)	0.51	0.86	(0.38)	—	(0.38)	11.20	8.14	109,342	0.38	(e)	0.38	(e)	3.48	(e)	8
Year ended 03/31/09	10.70	0.48	(c)	(0.02)	0.46	(0.43)	(0.01)	(0.44)	10.72	4.44	116,422	0.44		0.44		4.57		22
Year ended 03/31/08	10.76	0.45	(c)	0.02	0.47	(0.45)	(0.08)	(0.53)	10.70	4.50	167,381	0.48		0.48		4.18		19
Year ended 03/31/07	10.92	0.46		(0.09)	0.37	(0.48)	(0.05)	(0.53)	10.76	3.49	145,563	0.50		0.50		4.24		11
Year ended 03/31/06	11.21	0.47		(0.26)	0.21	(0.50)	—	(0.50)	10.92	1.87	194,526	0.46		0.46		4.16		9

Class Y
Year ended 02/28/11	11.19	0.39	(c)	(0.14)	0.25	(0.33)	—	(0.33)	11.11	2.26	131,884	0.35	(d)	0.35	(d)	3.45	(d)	18
Eleven months ended 02/28/10	10.72	0.35	(c)	0.50	0.85	(0.38)	—	(0.38)	11.19	8.05	107,447	0.38	(e)	0.38	(e)	3.48	(e)	8
Year ended 03/31/09(f)	10.42	0.24	(c)	0.28	0.52	(0.21)	(0.01)	(0.22)	10.72	5.01	29,834	0.45	(e)	0.45	(e)	4.56	(e)	22

Institutional Class
Year ended 02/28/11	11.18	0.39	(c)	(0.13)	0.26	(0.33)	—	(0.33)	11.11	2.36	7,395	0.35	(d)	0.35	(d)	3.45	(d)	18
Eleven months ended 02/28/10	10.70	0.35	(c)	0.51	0.86	(0.38)	—	(0.38)	11.18	8.14	7,990	0.37	(e)	0.37	(e)	3.49	(e)	8
Year ended 03/31/09	10.69	0.48	(c)	(0.03)	0.45	(0.43)	(0.01)	(0.44)	10.70	4.28	2,344	0.50		0.50		4.51		22
Year ended 03/31/08	10.75	0.45	(c)	0.02	0.47	(0.45)	(0.08)	(0.53)	10.69	4.46	879	0.53		0.53		4.13		19
Year ended 03/31/07	10.92	0.46		(0.10)	0.36	(0.48)	(0.05)	(0.53)	10.75	3.43	3,215	0.52		0.52		4.22		11
Year ended 03/31/06	11.21	0.45		(0.24)	0.21	(0.50)	—	(0.50)	10.92	1.91	46,992	0.41		0.41		4.21		9

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,348,669, $104,081, $163,998 and $6,131 for Class A, Class A2, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008 for Class Y shares.

41        Invesco Tax-Free Intermediate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of
Invesco Tax-Free Intermediate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Tax-Free Intermediate Fund (formerly known as AIM Tax-Free Intermediate Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

42        Invesco Tax-Free Intermediate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$973.40	$2.89	$1,021.87	$2.96	0.59%

A2	1,000.00	973.80	1.66	1,023.11	1.71	0.34

Y	1,000.00	973.70	1.66	1,023.11	1.71	0.34

Institutional	1,000.00	973.70	1.76	1,023.01	1.81	0.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

43        Invesco Tax-Free Intermediate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	99.84%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44        Invesco Tax-Free Intermediate Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Brooklyn, NY 11217-1431
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

TFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen High Yield
Municipal Fund
Nasdaq:
A: ACTHX ▪ B: ACTGX ▪ C: ACTFX ▪ Y: ACTDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
49	Financial Statements
51	Notes to Financial Statements
58	Financial Highlights
59	Auditor's Report
60	Fund Expenses
61	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen High Yield Municipal Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Van Kampen High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen High Yield Municipal Fund has changed to February 28. Therefore, the period covered by this report is from November 30, 2010, the date of the last annual report, through February 28, 2011, the Fund’s new fiscal year-end.
     For the reporting period ended February 28, 2011, all share classes of Invesco Van Kampen High Yield Municipal Fund, at net asset value (NAV), posted negative returns and underperformed the Fund’s broad market benchmark, the Barclays Capital High Yield Municipal Bond Index. The Fund’s overweight exposure in health care bonds was the main detractor from relative performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 11/30/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.72%

Class B Shares	-3.01

Class C Shares	-3.02

Class Y Shares	-2.65

Barclays Capital High Yield Municipal Bond Index▼ (Broad Market Index)	-1.62

Custom Invesco Van Kampen High Yield Municipal Index▪ (Style-Specific Index)	-1.41

▼	Invesco, Barclays Capital; ▪Invesco, Lipper Inc.

How we invest
The Fund’s investment objective is to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund.
     Under normal market conditions, we generally seek to achieve the Fund’s investment objective by investing primarily in a portfolio of medium- and lower grade municipal securities. Although not governed by specific rating categories, the Fund generally invests at least 80% of its net assets in:
■	Municipal securities rated at the time of purchase by Standard & Poor’s (S&P) as BBB through CC for bonds or SP-2 or lower for notes.
■	Municipal securities rated at the time of purchase by Moody’s as Baa through Ca for bonds or MIG3, VMIG3 or lower for notes.
■	Unrated municipal securities determined by the adviser to be of comparable quality at the time of purchase.
     We do not purchase securities that are in default, rated C or D by S&P or rated C by Moody’s. We also do not purchase unrated bonds, notes or other obligations we consider to be of comparable quality. We may, however, retain obligations assigned such ratings after a purchase is made.
     At times, market conditions in the municipal securities markets may be such that the adviser will invest in higher grade issues, particularly when the difference in returns between quality classifications is very narrow or when the adviser expects interest rates to increase. These investments may lessen the decline in NAV but may affect the amount of current income, since yields of higher grade securities are usually lower than yields of medium- or lower grade securities.

Sell decisions are based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

■	Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in a range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	89.5%

General Obligation Bonds	5.6

Pre-Refunded Bonds	4.9

Total Net Assets	$5.0 billion

Total Number of Holdings	1,300

Top Five Fixed Income Holdings

1.	Nassau (County of) Industrial
	Development Agency	0.5%

2.	New Jersey (State of) Economic
	Development Authority	0.5

3.	Illinois (State of) Finance Authority	0.5

4.	Kirkwood (County of) Industrial
	Development Authority	0.5

5.	Seattle (Port of) Industrial
	Development Corp.	0.5

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Van Kampen High Yield Municipal Fund

percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     During the three-month period covered by this report, municipal bond mutual funds experienced extensive net outflows. Market volatility was heightened across the municipal asset class as U.S. Treasury yields increased and the market was flooded with new issuance during the last two months of 2010 in anticipation of the Build America Bond (BAB) program ending. These factors contributed to rising investor concerns regarding the health of municipal finances, leading to redemptions and lower municipal bond prices.
     In terms of the yield curve positioning, the Fund’s overweight exposure to the long end of the curve (20 years and more) detracted from returns as yields increased during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments which have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means to manage duration, yield curve exposure and credit exposure and potentially can enhance yield.
     Sector performance was driven by quality spreads widening for most of the reporting period before tightening in February, largely a result of increased volatility and higher tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors underperformed and detracted from the Fund’s relative performance as we held an overweight position in these market segments.
     At a sector level, our underweight exposure to industrial development revenue/pollution control revenue (IDR/PCR) bonds enhanced returns for the period. Our overweight exposure to health care bonds detracted from returns.
     Thank you for investing in Invesco Van Kampen High Yield Municipal Fund and for sharing our long-term investment horizon.
1	Bureau of Economic Analysis
2	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Bill Black
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Yield Municipal Fund. He joined Invesco in 2010. Mr. Black earned a B.S. in engineering and public policy from Washington University in St. Louis, Missouri. He also earned a master’s degree in management from the Kellogg Graduate School of Management at Northwestern University.
Mark Paris
Portfolio manager, is manager of Invesco Van Kampen High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a B.B.A. in finance from Baruch College – The City University of New York (CUNY).
James Phillips
Portfolio manager, is manager of Invesco Van Kampen High Yield Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a B.A. in American literature from Empire State College, the independent study division of the State University of New York. He also earned an M.B.A. in finance from the State University of New York at Albany.

5 Invesco Van Kampen High Yield Municipal Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class
Fund and index data from 2/28/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Van Kampen High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (1/2/86)		5.52%	5.52%	5.66%

10	Years	3.66	3.65	3.97

5	Years	0.61	0.60	1.35

1	Year	-3.26	-3.27	-0.08

Class B Shares

Inception (7/20/92)		4.80%	4.79%	4.96%

10	Years	3.53	3.52	3.79

5	Years	0.50	0.49	1.17

1	Year	-4.10	-4.11	-0.80

Class C Shares

Inception (12/10/93)		4.04%	4.04%	4.24%

10	Years	3.38	3.38	3.65

5	Years	0.82	0.81	1.44

1	Year	-0.28	-0.29	1.68

Class Y Shares

Inception (3/1/06)		1.89%	1.88%	2.49%

1	Year	1.81	1.79	3.41

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (1/2/86)		5.57%	5.57%	5.70%

10	Years	3.81	3.80	4.10

5	Years	0.96	0.96	1.64

1	Year	-0.66	-0.67	1.64

Class B Shares

Inception (7/20/92)		4.86%	4.86%	5.02%

10	Years	3.69	3.69	3.93

5	Years	0.86	0.85	1.47

1	Year	-1.46	-1.47	0.94

Class C Shares

Inception (12/10/93)		4.11%	4.11%	4.29%

10	Years	3.54	3.53	3.78

5	Years	1.20	1.19	1.76

1	Year	2.48	2.46	3.50

Class Y Shares

Inception (3/1/06)		2.03%	2.02%	2.60%

1	Year	4.61	4.59	5.26

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen High Yield Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.90%, 1.65%, 1.65% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7 Invesco Van Kampen High Yield Municipal Fund

Invesco Van Kampen High Yield Municipal Fund’s investment objective is to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect its interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from these securities would likely be reinvested in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Municipal securities risk. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. The Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Risks of using derivative instruments. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

About indexes used in this report
■	The Custom Invesco Van Kampen High Yield Municipal Index, created by Invesco to serve as a benchmark for Invesco Van Kampen High Yield Municipal Fund, is composed of the following indexes: Barclays Capital High Yield Municipal Bond Index (60%) and Barclays Capital Municipal Bond Index (40%).

■	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index consisting of noninvestment-grade, unrated or below Ba1 bonds.

■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACTHX
Class B Shares	ACTGX
Class C Shares	ACTFX
Class Y Shares	ACTDX

8 Invesco Van Kampen High Yield Municipal Fund

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–108.35%
Alabama–1.08%
Colbert (County of) Northwest Alabama Health Care Authority; Series 2003, Health Care Facilities RB	5.75%	06/01/27	$5,500	$5,037,505

Courtland (Town of) Industrial Development Board (Champion International Corp.); Series 1999, Ref. Solid Waste Disposal RB(a)	6.00%	08/01/29	1,235	1,235,161

Courtland (Town of) Industrial Development Board (International Paper Company);
Series 2003 A, Ref. Environmental Improvement RB(a)	5.80%	05/01/22	3,280	3,284,855

Series 2003 B, Ref. Environmental Improvement RB(a)	6.25%	08/01/25	7,000	7,065,170

Huntsville-Redstone Village (City of) Special Care Facilities Financing Authority (Redstone Village);
Series 2002 A, RB(b)(c)	8.13%	12/01/12	4,000	4,559,080

Series 2002 A, RB(b)(c)	8.25%	12/01/12	7,750	8,849,415

Series 2007, RB	5.50%	01/01/28	1,000	800,630

Series 2007, Retirement Facilities RB	5.50%	01/01/43	13,170	9,368,611

Series 2008 A, RB	6.88%	01/01/43	4,470	3,780,234

Mobile Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/20	3	—

Selma (City of) Industrial Development Board (Gulf Opportunity Zone); Series 2009 A, RB	6.25%	11/01/33	7,000	7,197,260

Valley (City of) Lanier Memorial Hospital Special Care Facilities Financing Authority (Lanier Memorial Hospital);
Series 1997 A, RB	5.60%	11/01/16	1,395	1,178,440

Series 1997 A, RB	5.65%	11/01/22	1,750	1,270,640

				53,627,001

Alaska–0.45%
Alaska Industrial Development & Export Authority (Lake Dorothy Hydroelectric); Series 2006, RB (INS–AMBAC)(a)(d)	5.25%	12/01/26	3,690	3,229,082

Alaska Industrial Development & Export Authority (Upper Lynn Canal Regional Power Supply System);
Series 1997, Power RB(a)	5.80%	01/01/18	830	798,236

Series 1997, Power RB(a)	5.88%	01/01/32	2,945	2,538,413

Alaska Industrial Development & Export Authority (Williams Lynxs Alaska Cargoport);
Series 2001, RB(a)(e)	7.80%	05/01/14	600	586,668

Series 2001, RB(a)(e)	8.13%	05/01/31	2,000	1,858,140

Juneau (City & Borough of) (St. Ann’s Care Center); Series 1999, Nonrecourse RB	6.88%	12/01/25	12,020	11,725,150

Northern Tobacco Securitization Corp.;
Series 2006 A, Sr. Tobacco Settlement Asset-Backed Current Interest RB	5.00%	06/01/32	2,000	1,382,000

Series 2006 C, Second Subordinate Asset-Backed CAB RB(f)	0.00%	06/01/46	20,860	347,319

				22,465,008

Arizona–5.19%
Arizona (State of) Health Facilities Authority (The Terraces);
Series 2003 A, RB(b)(c)	7.50%	11/15/13	5,730	6,579,874

Series 2003 A, RB(b)(c)	7.75%	11/15/13	10,250	12,004,903

Casa Grande (City of) Industrial Development Authority (Casa Grande Regional Medical Center);
Series 2001 A, Hospital RB	7.25%	12/01/19	6,850	6,684,778

Series 2001 A, Hospital RB	7.63%	12/01/29	11,750	10,803,185

Series 2002 A, Hospital RB	7.13%	12/01/24	3,000	2,801,790

Cochise (County of) Industrial Development Authority (Sierra Vista Community Hospital); Series 1996 A, RB	6.75%	12/01/26	5,085	4,884,549

Cochise (County of) Industrial Development Authority (Sierra Vista Regional Health Center); Series 2001, Hospital RB	7.75%	12/01/30	2,555	2,581,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Arizona–(continued)

Flagstaff (City of) Industrial Development Authority (Senior Living Community Northern Arizona);
Series 2003, RB(b)(c)	7.50%	03/01/13	$6,560	$7,557,973

Series 2007, Ref. IDR	5.70%	07/01/42	16,830	13,307,649

Maricopa (County of) Pollution Control Corp. (Arizona Public Service Co. Palo Verde); Series 2009 A, Ref. PCR(c)(g)	6.00%	05/01/14	9,775	10,278,022

Maricopa (County of) Pollution Control Corp. (El Paso Electric Co.); Series 2009 A, RB	7.25%	02/01/40	2,000	2,172,780

Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 1999 A, RB	6.38%	08/15/29	9,700	8,667,920

Series 1999 A, RB	6.50%	08/15/31	3,500	3,150,070

Phoenix (City of) Civic Improvement Corp. (Civic Plaza); Series 2005 A, Sub. Excise Tax RB (INS–BHAC)(d)(h)	5.00%	07/01/41	23,500	22,872,315

Phoenix (City of) Civic Improvement Corp.; Series 2008 A, Sr. Lien Airport RB(h)	5.00%	07/01/24	5,000	5,138,800

Phoenix (City of) Civic Improvement Corp.; ,
Series 2008 A, Sr. Lien Airport RB(h)	5.00%	07/01/22	3,500	3,670,625

Series 2008 A, Sr. Lien Airport RB(h)	5.00%	07/01/26	5,000	5,060,950

Series 2009 A, Jr. Lien Water System RB(h)	5.00%	07/01/27	8,935	9,314,916

Series 2009 A, Jr. Lien Water System RB(h)	5.00%	07/02/28	6,785	7,044,662

Series 2009 A, Jr. Lien Water System RB(h)	5.00%	07/01/29	5,500	5,683,370

Pima (County of) Industrial Development Authority (Acclaim Charter School); Series 2006, Education Facilities RB	5.80%	12/01/36	4,385	3,190,088

Pima (County of) Industrial Development Authority (Choice Education & Development Corp.);
Series 2006, Education Facility RB	6.25%	06/01/26	2,525	2,115,748

Series 2006, Education Facility RB	6.38%	06/01/36	3,840	3,001,498

Pima (County of) Industrial Development Authority (Constellation Schools); Series 2008, Lease RB	7.00%	01/01/38	12,000	10,692,960

Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2003, Education Facility RB	7.50%	08/01/33	4,345	4,158,947

Pima (County of) Industrial Development Authority (Excalibur Charter School); Series 2003, Education RB	7.75%	08/01/33	2,905	2,390,466

Pima (County of) Industrial Development Authority (Global Water Resources LLC); Series 2007, Water & Wastewater RB(a)	6.55%	12/01/37	1,000	865,250

Pima (County of) Industrial Development Authority (Global Water Resources, LLC);
Series 2006, Water & Wastewater RB(a)(e)	5.60%	12/01/22	2,000	1,734,460

Series 2006, Water & Wastewater RB(a)(e)	5.75%	12/01/32	7,120	5,664,316

Series 2008, Water & Wastewater RB(a)	7.50%	12/01/38	10,000	9,608,200

Pima (County of) Industrial Development Authority (Milestones Charter School District);
Series 2003, Education RB	7.50%	11/01/33	3,030	2,230,413

Series 2005, Educational Facilities RB	6.75%	11/01/33	2,865	1,925,652

Pima (County of) Industrial Development Authority (P.L.C. Charter Schools);
Series 2006, Education Facility RB	6.50%	04/01/26	1,590	1,384,238

Series 2006, Education Facility RB	6.75%	04/01/36	2,805	2,332,442

Pima (County of) Industrial Development Authority (Premier & Air Co.); Series 2005, Educational Facilities RB(i)	7.00%	09/01/35	5,092	2,545,694

Pima (County of) Industrial Development Authority (Riverbend Prep); Series 2010, Education RB	7.00%	09/01/37	3,358	3,000,742

Pima (County of) Industrial Development Authority (Skyline Technical High School); Series 2004, Educational Facilities RB	7.50%	02/01/34	4,300	3,415,834

Quechan Indian Tribe of Fort Yuma (Indian Reservation California and Governmental Projects); Series 2008, RB	7.00%	12/01/27	5,310	4,926,777

Red Hawk Canyon Community Facilities District No. 2; Series 1998 A, Assessment RB	6.50%	12/01/12	1,580	1,519,486

Sundance Community Facilities District (Assessment District No. 2); Series 2003, Special Assessment RB(e)	7.13%	07/01/27	2,650	2,372,015

Sundance Community Facilities District (Assessment District No. 3); Series 2004, Special Assessment RB	6.50%	07/01/29	517	425,424

Sundance Community Facilities District; Series 2004, Unlimited Tax GO Bonds(b)(c)(e)	6.25%	07/15/14	1,000	931,790

Tucson (City of) Industrial Development Authority (Catalina Assisted); Series 2000 A, Housing RB(a)	6.50%	07/01/31	4,710	3,181,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Arizona–(continued)

University Medical Center Corp.;
Series 2005, Hospital RB	5.00%	07/01/35	$11,480	$9,901,385

Series 2009, Hospital RB	6.25%	07/01/29	1,150	1,179,153

Series 2009, Hospital RB	6.50%	07/01/39	1,600	1,635,952

Verrado Community Facilities District No. 1;
Series 2003, Unlimited Tax GO Bonds	6.50%	07/15/27	7,600	6,790,676

Series 2006, Unlimited Tax GO Bonds	5.35%	07/15/31	5,915	4,427,732

Vistancia Community Facilities District; Series 2002, Unlimited Tax GO Bonds	6.75%	07/15/22	4,000	4,118,160

Yavapai (County of) Industrial Development Authority (Waste Management Inc.); Series 2003, Solid Waste RB(a)(e)	4.90%	03/01/28	3,000	2,790,540

Yavapai (County of) Industrial Development Authority (Yavapai Regional Medical Center); Series 2003 A, Hospital Facilities RB	6.00%	08/01/33	4,000	3,922,520

				258,640,480

California–9.47%
Agua Mansa Industrial Growth Association (Community Facilities District No. 2002-1); Series 2003, Special Tax Bonds (LOC–American Express Co.)(j)	6.50%	09/01/33	6,975	6,712,252

Alhambra (City of) (Atherton Baptist Homes);
Series 2010 A, RB	7.63%	01/01/40	2,000	2,027,500

Series 2010 B, RB	6.63%	01/01/17	2,000	2,000,460

Bakersfield (City of); Series 2007 A, Wastewater RB (INS–AGM)(d)(h)	5.00%	09/15/32	14,990	14,785,387

Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1, California Toll Bridge RB(h)	5.00%	04/01/34	15,710	15,382,761

Beaumont (City of) Financing Authority;
Series 2003 A, Local Agency RB(b)	7.00%	09/01/13	4,935	5,772,124

Series 2004 D, Special Tax Local Agency RB	5.80%	09/01/35	2,875	2,503,579

Series 2005 A, Special Tax Local Agency RB	5.60%	09/01/25	1,000	921,380

Series 2005 A, Special Tax Local Agency RB	5.65%	09/01/30	2,000	1,787,580

Series 2005 A, Special Tax Local Agency RB	5.70%	09/01/35	2,000	1,738,440

Blythe (City of) Redevelopment Agency (Redevelopment Project No. 1); Series 2004, Tax Allocation Bonds	5.75%	05/01/34	4,000	3,246,800

California (County of) Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.);
Series 2006 Sub. Series D, CAB RB(f)	0.00%	06/01/55	20,000	101,200

Series 2006 Subseries C, CAB RB(f)	0.00%	06/01/55	20,000	117,000

California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	1,000	826,750

California (State of) Municipal Finance Authority (High Tech High-Chula Vista);
Series 2008 B, Educational Facilities RB(e)	6.13%	07/01/38	2,860	2,473,156

Series 2008 B, Educational Facilities RB(e)	6.13%	07/01/43	2,000	1,707,340

Series 2008 B, Educational Facilities RB(e)	6.13%	07/01/48	3,840	3,238,541

California (State of) Municipal Finance Authority (High Tech High-Media Arts);
Series 2008 A, Educational Facilities RB(e)	6.00%	07/01/38	670	569,493

Series 2008 A, Educational Facilities RB(e)	6.13%	07/01/48	2,415	2,036,739

California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2005 C, Waste Disposal RB(a)(c)(g)	5.13%	11/01/23	4,000	3,994,160

California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	1,885,920

California (State of) Statewide Communities Development Authority (Aspire Public Schools); Series 2010, School Facility RB	6.38%	07/01/45	8,000	7,308,800

California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.50%	11/01/38	6,500	5,334,290

California (State of) Statewide Communities Development Authority (CHF–Irvine-LLC-UCI East Campus); Series 2008, RB	6.00%	05/15/40	5,000	4,774,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Elder Care Alliance); Series 2002 A, RB(b)(c)	8.00%	11/15/12	$4,000	$4,559,880

California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2007 A, RB(e)	5.13%	04/01/37	8,000	6,324,320

California (State of) Statewide Communities Development Authority (Hospice of Napa Valley); Series 2004 A, RB	7.00%	01/01/34	3,220	2,721,995

California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2007, RB	5.40%	06/01/17	3,500	3,389,645

Series 2007, RB	5.63%	06/01/33	4,940	4,096,841

California (State of) Statewide Communities Development Authority (Notre Dame de Namur University); Series 2003, RB	6.50%	10/01/23	1,985	1,847,777

California (State of) Statewide Communities Development Authority (Notre Dame De Namur University); Series 2003, RB	6.63%	10/01/33	2,500	2,190,500

California (State of) Statewide Communities Development Authority (San Francisco Art Institute); Series 2002, RB (Acquired 07/05/02, Cost $5,250,000)(e)	7.38%	04/01/32	5,250	4,619,002

California (State of) Statewide Communities Development Authority (Senior Living Southern California);
Series 2009, RB	7.00%	11/15/29	1,745	1,822,164

Series 2009, RB	7.25%	11/15/41	3,500	3,664,955

California (State of) Statewide Communities Development Authority (Thomas Jefferson School of Law);
Series 2001, RB(b)(c)	7.75%	10/01/11	5,035	5,279,248

Series 2008 A, RB	7.25%	10/01/32	4,500	4,568,940

Series 2008 A, RB	7.25%	10/01/38	15,000	15,115,800

California (State of) Statewide Communities Development Authority Community Facilities District 2007-1 (Orinda);
Series 2007, Special Tax RB	6.00%	09/01/37	6,185	4,837,536

Series 2007, Tax Allocation RB	6.00%	09/01/29	2,735	2,275,602

California (State of) Statewide Communities Development Authority; Series 2008 A, Special Assessment Bonds	6.63%	09/02/38	7,610	6,497,494

Carlsbad (City of) Community Facilities District 3 (Improvement Area 2);
Series 2008, Special Tax RB	6.10%	09/01/28	2,615	2,333,652

Series 2008, Special Tax RB	6.20%	09/01/38	5,960	5,057,120

Contra Costa (County of); Series 1999 C, MFH RB(a)(e)	6.75%	12/01/30	2,725	2,335,243

Fairfield (City of) Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, Special Tax Bonds	6.50%	09/01/23	1,435	1,346,331

Series 2008, Special Tax Bonds	6.75%	09/01/28	2,950	2,717,422

Series 2008, Special Tax Bonds	6.88%	09/01/38	5,140	4,557,381

Fontana (City of) Community Facilities District No. 11; Series 1999 B, Special Tax Bonds	6.50%	09/01/28	1,770	1,735,591

Fontana (City of) Community Facilities District No. 22 (Sierra Hills South);
Series 2004, Special Tax Bonds	5.85%	09/01/25	3,695	3,448,544

Series 2004, Special Tax Bonds	6.00%	09/01/34	5,000	4,469,550

Foothill/Eastern Corridor Agency; Series 1999, Ref. Toll Road RB (INS–NATL)(d)(f)	0.00%	01/15/18	2,300	1,400,171

Golden State Tobacco Securitization Corp.;
Series 2005 A, Enhanced Asset-Backed RB (INS–BHAC)(d)(h)	5.00%	06/01/45	40,380	33,525,495

Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/33	28,505	18,583,550

Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/47	27,020	16,210,649

Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.75%	06/01/47	16,000	10,684,160

Hawthorne (City of) Community Facilities District No. 2006-1;
Series 2006, Special Tax Bonds	5.00%	09/01/30	3,000	1,958,160

Series 2006, Special Tax Bonds	5.00%	09/01/36	2,000	1,210,540

Hesperia Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS–XLCA)(d)	5.00%	09/01/31	1,495	1,021,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Imperial Beach Public Finance Authority (Palm Avenue/Commercial Redevelopment);
Series 2003 A, Tax Allocation Bonds	5.85%	06/01/28	$1,000	$873,030

Series 2003 A, Tax Allocation RB	6.00%	06/01/33	3,000	2,562,000

Indio (City of) Redevelopment Agency (Merged Project Area); Series 2004 B, Sub. Tax Allocation Bonds(b)(c)	6.38%	08/15/14	3,500	4,100,355

Indio (City of) Redevelopment Agency; Series 2004 B, Sub. Tax Allocation Bonds(b)(c)	6.50%	08/15/14	1,410	1,596,966

Jurupa (City of) Community Services District Community Facilities District No. 4; Series 2004, Special Tax Bonds	5.70%	09/01/34	4,000	3,390,720

La Verne (City of) (Brethren Hillcrest Home); Series 2003 B, RB COP	6.63%	02/15/25	4,500	4,349,070

Lee Lake Water District Community Facilities District No. 1 (Sycamore Creek); Series 2003, Special Tax Bonds	6.00%	09/01/33	1,000	883,390

Los Angeles (City of) Community Facilities District No. 3 (Cascades Business Park); Series 1997, Special Tax Bonds	6.40%	09/01/22	655	656,611

Morongo Band of Mission Indians (Indians Enterprise Casino); Series 2008, Enterprise RB(e)	6.50%	03/01/28	5,515	5,162,812

Murrieta (City of) Community Facilities District No. 2 (The Oaks Improvement Area);

Series 2004 B, Special Tax Bonds	6.00%	09/01/27	1,000	935,440

Series 2004 B, Special Tax Bonds	6.00%	09/01/34	2,000	1,787,820

North Star (City of) Community Services District; Series 2005, Special Tax Bonds	5.45%	09/01/28	1,000	794,230

Northern California Tobacco Securitization Authority (Sacramento County Tobacco Securitization Corp.); Series 2005 A-1, Tobacco Settlement Asset-Backed Turbo RB	5.50%	06/01/45	4,500	2,841,480

Oakley (City of) Public Finance Authority;
Series 2004, RB	6.00%	09/02/28	935	855,525

Series 2004, RB	6.00%	09/02/34	935	821,108

Orange (City of) Community Facilities District No. 06-1 (Del Rio Public Improvements); Series 2010, Special Tax RB	6.00%	10/01/40	3,000	2,730,930

Palmdale (City of) Community Facilities 03-1 (Anaverde);
Series 2005 A, Special Tax Bonds	5.35%	09/01/30	1,000	803,060

Series 2005 A, Special Tax Bonds	5.40%	09/01/35	1,100	848,925

Perris (City of) Community Facilities District No. 01-2; Series 2002 A, Special Tax Bonds	6.38%	09/01/32	5,000	4,827,200

Perris (City of) Public Financing Authority;
Series 1995 D, Special Tax Local Agency RB	7.88%	09/01/25	1,655	1,656,787

Series 2006, Tax Allocation RB	5.35%	10/01/36	2,350	1,806,351

Placentia (City of) Public Financing Authority (Working Capital Financing); Series 2009, Lease RB	7.50%	06/01/19	4,390	4,408,658

Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Antolia); Series 2003, Special Tax Bonds	6.00%	09/01/28	1,045	961,181

Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Antolia); Series 2005, Special Tax Bonds	5.50%	09/01/37	2,000	1,604,140

Riverside (County of) Redevelopment Agency (Mid County Redevelopment); Series 2010 C, Tax Allocation RB	6.25%	10/01/40	1,780	1,533,559

Riverside Unified California School District Community Facilities School District No. 15 (Improvement Area No. 1);
Series 2004, Special Tax Bonds	5.55%	09/01/30	2,000	1,738,680

Series 2004, Special Tax Bonds	5.60%	09/01/34	1,845	1,567,549

Roseville (City of) Fountains Community Facilities District No. 1; Series 2008, Special Tax Bonds	6.13%	09/01/38	1,000	911,890

Sacramento (City of) Municipal Utility District;
Series 2008 U, Electric RB (INS–AGM)(d)(h)	5.00%	08/15/25	10,275	10,505,263

Series 2008 U, Electric RB (INS–AGM)(d)(h)	5.00%	08/15/26	5,000	5,076,100

Series 2008 U, Electric RB (INS–AGM)(d)(h)	5.00%	08/15/27	5,000	5,047,950

Sacramento (County of) Community Facilities District No. 05-2 (North Vineyard Station No. 1); Series 2007 A, Special Tax Bonds	6.00%	09/01/37	11,110	8,444,822

San Francisco (City & County of) Redevelopment Agency (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation Bonds	6.25%	08/01/28	1,000	981,240

Series 2009 D, Tax Allocation Bonds	6.50%	08/01/30	1,000	995,570

Series 2009 D, Tax Allocation Bonds	6.63%	08/01/39	1,000	992,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

San Gorgonio (City of) Memorial Health Care District Election 2006; Series 2006, Unlimited Tax GO Bonds	7.20%	08/01/39	$13,000	$13,949,520

San Jose (City of) (Helzer Courts Apartments); Series 1999 A, MFH RB(a)	6.40%	12/01/41	14,123	10,837,143

San Jose (City of) Community Facilities District (No. 9 Bailey/Hwy 101);
Series 2003, Special Tax Bonds	6.60%	09/01/27	2,000	1,903,660

Series 2003, Special Tax Bonds	6.65%	09/01/32	2,630	2,393,090

Santa Cruz (County of) Redevelopment Agency (Live Oak/Soquel Community Improvement); Series 2009 A, Tax Allocation Bonds	7.00%	09/01/36	3,500	3,700,725

Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, Tobacco Settlement CAB RB(f)	0.00%	06/01/41	15,395	724,489

Series 2007 A, Tobacco Settlement CAB RB(f)	0.00%	06/01/47	30,000	744,000

Series 2007 C, Tobacco Settlement Asset Backed CAB Bonds(f)	0.00%	06/01/56	75,000	538,500

Series 2007 D, Tobacco Settlement CAB RB(f)	0.00%	06/01/56	25,000	171,750

Southern California Logistics Airport Authority;
Series 2007, Tax Allocation Bonds	6.15%	12/01/43	4,400	3,406,480

Series 2008 A, Tax Allocation Bonds	6.00%	12/01/33	1,475	1,169,188

Series 2008 A, Tax Allocation CAB Bonds(f)	0.00%	12/01/45	18,085	978,579

Series 2008 A, Tax Allocation CAB Bonds(f)	0.00%	12/01/46	18,085	897,739

Series 2008 A, Tax Allocation CAB Bonds(f)	0.00%	12/01/47	18,085	823,229

Series 2008 A, Tax Allocation CAB Bonds(f)	0.00%	12/01/48	18,085	754,687

Series 2008 A, Tax Allocation CAB Bonds(f)	0.00%	12/01/49	18,085	692,113

Series 2008 A, Tax Allocation CAB Bonds(f)	0.00%	12/01/50	18,085	635,869

Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/37	7,000	4,566,240

Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/46	18,190	11,136,100

Sweetwater Union High School District (Election 2000); Series 2004 C, Unlimited Tax GO Bonds (INS–AGM)(d)(h)	5.00%	08/01/29	15,160	14,935,177

Temecula (City of) Public Financing Authority Community Facilities District 03-2 (Roripaugh); Series 2006, Special Tax Bonds	5.50%	09/01/36	7,000	3,470,740

Tobacco Securitization Authority of Southern California;
Series 2006, Tobacco Settlement First Sub. CAB RB(f)	0.00%	06/01/46	35,000	747,950

Series 2006, Tobacco Settlement Second Sub. CAB RB(f)	0.00%	06/01/46	27,200	601,120

Series 2006, Tobacco Settlement Second Sub. CAB RB(f)	0.00%	06/01/46	47,000	878,900

Turlock (City of) (Emanuel Medical Center, Inc.); Series 2004, Health Facilities COP	5.38%	10/15/34	1,600	1,317,424

Upland (City of) Community Facilities District 2003-2 (San Antonio Improvement 1);
Series 2004, Special Tax Bonds	6.00%	09/01/34	3,000	2,700,900

Series 2004 A, Special Tax Bonds	5.90%	09/01/24	2,000	1,903,520

Val Verde Unified School District Financing Authority;
Series 2003, Ref. Jr Lien Special Tax RB	6.00%	10/01/21	535	519,881

Series 2003, Ref. Jr. Lien Special Tax RB	6.25%	10/01/28	7,115	6,586,142

Vallejo (City of) Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, Local Agency RB	5.80%	09/01/31	4,105	3,394,917

Woodland (City of) Community Facilities District 1; Series 2004, Special Tax Bonds	6.25%	09/01/34	4,900	4,087,384

Yuba (City of) Redevelopment Agency (Housing Set-Aside);
Series 2004 B, Tax Allocation Bonds	6.00%	09/01/31	1,060	918,638

Series 2004 B, Tax Allocation Bonds	6.00%	09/01/39	1,880	1,555,756

Yuba (City of) Redevelopment Agency (Redevelopment); Series 2004, Tax Allocation Bonds	6.00%	09/01/31	1,800	1,559,952

				471,907,227

Colorado–3.93%
Antelope Heights Metropolitan District; Series 2003, Limited Tax GO Bonds(b)(c)	8.00%	12/01/13	2,156	2,588,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Arvada (City of) (Arvada Nightingale); Series 1998, Ref. MFH RB (Acquired 04/16/99, Cost $1,025,000)(a)(e)	6.25%	12/01/18	$1,025	$1,024,928

Beacon Point Metropolitan District;
Series 2005, Limited Tax GO Bonds	6.13%	12/01/25	2,045	1,869,416

Series 2005 A, Limited Tax GO Bonds	6.25%	12/01/35	2,010	1,759,273

Bradburn Metropolitan District No. 3; Series 2010, Ref. Limited Tax GO Bonds	7.50%	12/01/39	2,025	1,913,483

Briargate Center Business Improvement District; Series 2002 A, Limited Tax GO Bonds	7.45%	12/01/32	1,765	1,601,614

Bromley Park Metropolitan District No. 2;
Series 2002 B, Limited Tax GO Bonds(b)(c)	8.05%	12/01/12	3,000	3,461,310

Series 2003, Limited Tax GO Bonds(b)(c)	8.05%	12/01/12	3,500	4,038,195

Broomfield (Village of) Metropolitan District No. 2; Series 2003, Ref. Improvement Limited Tax GO Bonds	6.25%	12/01/32	4,320	3,405,283

Castle Oaks Metropolitan District;
Series 2005, Limited Tax GO Bonds	6.00%	12/01/25	500	403,820

Series 2005, Limited Tax GO Bonds	6.13%	12/01/35	536	398,677

Colorado (State of) Educational & Cultural Facilities Authority (Brighton Charter School); Series 2006, Charter School RB	6.00%	11/01/36	1,670	996,088

Colorado (State of) Educational & Cultural Facilities Authority (Denver Academy);
Series 2003 A, RB	7.13%	11/01/28	810	811,790

Series 2003 A, Ref. RB	7.00%	11/01/23	1,005	1,013,120

Colorado (State of) Educational & Cultural Facilities Authority (Montessori School of Denver); Series 2002, RB	7.50%	06/01/22	1,785	1,819,201

Colorado (State of) Health Facilities Authority (American Baptist Homes);
Series 2007 A, RB	5.90%	08/01/37	6,000	4,647,420

Series 2009 A, RB	7.75%	08/01/39	6,375	6,207,019

Colorado (State of) Health Facilities Authority (Total Long-term Care National Obligated Group), Series 2010 A, RB	6.00%	11/15/30	700	656,901

Series 2010 A, RB	6.25%	11/15/40	3,600	3,383,100

Colorado (State of) Health Facilities Authority (Valley View Hospital Association); Series 2007, Hospital RB	5.25%	05/15/42	15,660	13,128,404

Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.20%	07/01/22	1,000	872,670

Series 2007 A, RB	5.25%	07/01/27	3,875	3,165,139

Series 2007 A, RB	5.30%	07/01/37	6,930	5,010,044

Colorado (State of) Housing & Finance Authority; Series 1999, Single Family Program Sr. RB(a)	6.80%	04/01/30	70	71,777

Confluence Metropolitan District;
Series 2007, Tax Supported RB	5.40%	12/01/27	2,910	2,121,652

Series 2007, Tax Supported RB	5.45%	12/01/34	6,000	4,067,400

Copperleaf Metropolitan District No. 2; Series 2006, Limited Tax GO Bonds	5.95%	12/01/36	7,250	4,837,563

Cross Creek Metropolitan District No. 2; Series 2006, Ref. Limited Tax GO Bonds	6.13%	12/01/37	2,790	1,951,326

Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS–XLCA)(d)	5.00%	12/01/35	10,930	8,620,928

Eagle (County of) Airport Terminal Corp.;
Series 2001 A, RB(a)	7.00%	05/01/21	1,275	1,212,551

Series 2001 A, RB(a)	7.13%	05/01/31	990	893,237

Elbert (County of) & Highway 86 Commercial Metropolitan District; Series 2008 A, Public Improvement Fee RB	7.50%	12/01/32	5,000	3,820,250

Elk Valley Public Improvement Corp.;
Series 2001 A, RB(b)(c)	7.30%	09/01/11	2,500	2,612,700

Series 2001 A, RB(b)(c)	7.35%	09/01/11	3,000	3,135,990

Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation RB	7.50%	03/01/40	4,000	3,801,440

Fronterra (Village of) Metropolitan District; Series 2001, Limited Tax GO Bonds(b)(c)	8.05%	12/01/11	5,245	5,639,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

High Plains Metropolitan District;
Series 2005 A, Limited Tax GO Bonds	6.13%	12/01/25	$2,280	$1,832,322

Series 2005 A, Limited Tax GO Bonds	6.25%	12/01/35	4,000	2,946,240

Lafayette (City of) Industrial Development (Rocky Mountain Instrument);
Series 1998 A, RB(a)(i)	7.00%	10/01/18	5,460	3,549,000

Series 1998 B, RB(i)	6.13%	12/31/49	135	87,750

Series 1999 A, RB(i)	6.75%	10/01/14	510	331,500

Lake Creek Affordable Housing Corp. (Housing); Series 1998 A, MFH RB	6.25%	12/01/23	9,470	9,630,138

Lincoln Park Metropolitan District;
Series 2008, Ref. Improvement Unlimited Tax GO Bonds	6.13%	12/01/30	6,250	5,963,812

Series 2008, Ref. Improvement Unlimited Tax GO Bonds	6.20%	12/01/37	5,550	5,077,917

Montezuma (County of) Hospital District (Health Facilities Enterprise); Series 2007, Ref. Hospital RB	5.90%	10/01/37	6,705	5,251,356

Montrose (County of) Health Care Facilities (Homestead at Montrose); Series 2003 A, RB	7.00%	02/01/38	6,200	5,587,192

Montrose (County of) Memorial Hospital;
Series 2003, RB	6.00%	12/01/28	4,185	3,886,986

Series 2003, RB	6.00%	12/01/33	5,500	4,987,620

Neu Towne Metropolitan District; Series 2004, Limited Tax GO Bonds	1.80%	12/01/34	1,500	449,100

Northwest Metropolitan District No. 3;
Series 2005, Limited Tax GO Bonds	6.13%	12/01/25	3,500	2,863,630

Series 2005, Limited Tax GO Bonds	6.25%	12/01/35	6,450	4,879,232

Rampart Range Metropolitan District No. 1; Series 2001, RB(b)(c)	7.75%	12/01/11	5,975	6,320,773

Regional Transportation District (Denver Transit Partners Eagle P-3); Series 2010, Private Activity RB	6.00%	01/15/41	10,935	10,096,067

Rendezvous Residential Metropolitan District; Series 2002, Limited Tax GO Bonds(b)(c)	8.00%	12/01/13	1,630	1,887,915

Serenity Ridge Metropolitan District No. 2; Series 2004, Limited Tax GO Bonds	3.75%	12/01/34	2,000	958,800

Snowmass Village (Town of); Series 1992 A, MFH RB	8.00%	09/01/14	430	430,082

Southlands Metropolitan District No. 1;
Series 2004, Unlimited Tax GO Bonds(b)(c)	7.00%	12/01/14	1,000	1,210,440

Series 2004, Unlimited Tax GO Bonds(b)(c)	7.13%	12/01/14	2,000	2,429,200

Tallgrass Metropolitan District; Series 2007, Ref. Improvement Limited Tax GO Bonds	5.25%	12/01/37	5,938	4,554,268

Tallyns Reach Metropolitan District No. 2; Series 2004, Limited Tax GO Bonds	6.38%	12/01/23	637	643,077

Tallyns Reach Metropolitan District No. 3;
Series 2004, Limited Tax GO Bonds	6.63%	12/01/23	925	947,394

Series 2004, Limited Tax GO Bonds	6.75%	12/01/33	1,000	1,010,850

Vista Ridge Metropolitan District; Series 2006 B, Ref. Limited Tax GO Bonds	2.65%	12/01/40	1,000	723,030

				195,497,219

Connecticut–0.49%
Connecticut (State of) Development Authority (Cargo BDL LLC); Series 2000, IDR(a)	8.00%	04/01/30	3,000	1,957,650

Connecticut (State of) Development Authority (The Elm Park Baptist Inc.); Series 2003, RB	5.85%	12/01/33	2,950	2,807,397

Connecticut (State of) Health & Educational Facility Authority (St. Mary’s Hospital Issue); Series 1997 E, RB	5.88%	07/01/22	3,660	3,331,076

Georgetown (City of) Special Taxing District; Series 2006 A, Unlimited Tax GO Bonds(e)(i)	5.13%	10/01/36	4,405	2,136,645

Greenwich (Town of) Housing Authority; Series 1997 B, RB	7.50%	09/01/27	1,395	1,392,377

Hamden (Town of) (Whitney Center);
Series 2009 A, Facility RB	7.75%	01/01/43	5,250	5,353,268

Series 2009 A, RB	7.63%	01/01/30	2,180	2,220,003

Series 2009 C, RB(c)(g)	7.25%	01/01/16	2,000	2,033,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Connecticut–(continued)

Manchester (Town of) Connecticut (Bennet Housing Development); Series 1993, MFH Mortgage RB (Acquired 09/20/99, Cost $755,594)(e)	7.20%	12/01/18	$815	$822,522

New Britain (City of) Housing Authority (Franklin Square Manor); Series 2002, RB(a)	7.00%	07/01/21	2,369	2,406,999

				24,460,997

Delaware–0.08%
Wilmington (City of) (Electra Arms Sr. Association); Series 1998, MFH Rental RB(a)	6.25%	06/01/28	4,625	3,908,125

District of Columbia–1.51%
District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/40	7,000	6,925,800

District of Columbia (Methodist Home Issue); Series 1999, RB	6.00%	01/01/29	2,545	2,128,765

District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.50%	10/01/29	5,000	5,296,250

District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, Asset-Backed RB	6.50%	05/15/33	4,935	4,787,888

Series 2006 C, Asset-Backed CAB RB(f)	0.00%	06/15/55	135,320	951,299

District of Columbia; Series 2009 B, Ref. Sec. Income Tax RB(h)	5.00%	12/01/25	16,165	17,307,866

Metropolitan Washington Airports Authority; Series 2006 B, System RB (INS–AGM)(a)(d)(h)	5.00%	10/01/36	40,695	37,836,990

				75,234,858

Florida–12.03%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.88%	11/15/42	19,000	13,899,640

Series 2007 A, IDR	5.88%	11/15/36	7,500	5,641,650

Anthem Park Community Development District; Series 2004, Capital Improvement Special Assessment RB	5.80%	05/01/36	8,540	5,551,342

Baineridge Community Development District; Series 2007, Special Assessment Bonds	5.50%	05/01/38	1,945	1,157,470

Bartram Park Community Development District; Series 2006, Special Assessment Bonds	5.40%	05/01/37	9,565	5,022,677

Bay Laurel Center Community Development District (Candler); Series 2006, Special Assessment Bonds	5.45%	05/01/37	1,280	1,018,854

Beacon Lakes Community Development District; Series 2003 A, Special Assessment Bonds	6.90%	05/01/35	8,910	8,353,749

Bellalago Educational Facilities Benefit District;
Series 2004, Capital Improvement Special Assessment RB	6.00%	05/01/33	1,000	838,010

Series 2004 B, Capital Improvement Special Assessment RB	5.80%	05/01/34	1,845	1,499,044

Bloomingdale (Villages of) Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/36	4,080	3,397,824

Bluewaters Community Development District; Series 2004, Special Assessment Bonds	6.00%	05/01/35	2,790	2,582,508

Boca Raton (City of) Housing Authority (Banyan Place Sr. Apartments);
Series 2006, Ref. 1st Lien Mortgage Housing RB(e)	5.80%	10/01/26	3,215	2,354,859

Series 2006, Ref. 1st Lien Mortgage Housing RB(e)	5.90%	10/01/36	4,705	3,109,864

Bonnet Creek Resort Community Development District;
Series 2002, Special Assessment Bonds	7.38%	05/01/34	3,000	2,493,120

Series 2002, Special Assessment Bonds	7.50%	05/01/34	7,500	6,322,425

Brevard (County of) Health Facilities Authority (Buena Vida Estates, Inc.); Series 2008, Residential Care Facility RB	6.75%	01/01/37	11,640	10,388,351

Brevard (County of) Health Facilities Authority (Health First, Inc.);
Series 2009, Health Care Facilities RB	7.00%	04/01/33	1,960	2,106,118

Series 2009, RB	7.00%	04/01/39	1,865	1,997,825

Broward (County of) (Civic Arena);
Series 2006 A, Professional Sports Facilities Tax RB (INS–AGM)(d)(h)	5.00%	09/01/25	7,910	8,035,453

Series 2006 A, Ref. Professional Sports Facilities Tax RB (INS–AGM)(d)(h)	5.00%	09/02/24	7,555	7,723,779

Buckeye Park Community Development District; Series 2008, Capital Improvement Special Assessment RB	7.88%	05/01/38	5,000	2,193,400

Capital Region Community Development District; Series 2008 A, Capital Improvement Special Assessment RB	7.00%	05/01/39	3,460	3,131,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Capital Trust Agency (Fort Lauderdale); Series 2003, Sr. RB(a)	5.75%	01/01/32	$3,200	$2,646,880

Capital Trust Agency (Orlando); Series 2003, RB(a)	6.75%	01/01/32	2,500	2,206,975

Caribe Palm Community Development District; Series 2005 A, Special Assessment Bonds	5.85%	05/01/35	735	655,010

Championsgate Community Development District; Series 1998, Capital Improvement Special Assessment RB	6.25%	05/01/20	2,910	2,557,163

Citrus (County of) Hospital Board (Citrust Memorial Hospital);
Series 2002, RB	6.25%	08/15/23	3,475	3,482,714

Series 2002, RB	6.38%	08/15/32	5,840	5,795,966

City Center Community Development District;
Series 2005 A, Special Assessment RB(i)	6.13%	05/01/36	1,990	847,223

Series 2007 A, Special Assessment RB(i)	6.00%	05/01/38	11,390	4,848,837

Connerton West Community Development District;
Series 2004 A-2, Capital Improvement Special Assessment RB	5.95%	05/01/36	1,955	1,333,447

Series 2006 A-1, Capital Improvements Special Assessment Bonds(i)	5.38%	05/01/37	4,950	1,915,155

Series 2007 B, Capital Improvement Special Assessment RB(i)	5.13%	05/01/16	2,825	1,071,805

Cutler Cay Community Development District; Series 2004, Special Assessment Bonds	6.13%	05/01/24	3,980	3,893,475

Double Branch Development District; Series 2002 A, Special Assessment Bonds	6.70%	05/01/34	7,620	7,690,333

Escambia (County of) (International Paper Co.); Series 2006 A, Ref. Environmental Improvement RB(a)	5.00%	08/01/26	5,690	5,186,492

Escambia (County of) (Pensacola Care Development Centers);
Series 1989, RB	10.25%	07/01/11	610	614,240

Series 1989 A, Unlimited Tax GO Bonds	10.25%	07/01/11	265	266,842

Escambia (County of); Series 2003 A, Environmental Improvement RB(a)	5.75%	11/01/27	9,250	9,122,442

Florida (State of) Development Finance Corp. (Renaissance Charter School, Inc.); Series 2010 A, Educational Facilities RB	6.00%	09/15/40	10,840	9,152,537

Florida (State of) Housing Finance Corp. (Beacon Hill Apartments); Series 1998 C, Housing RB(a)(c)	6.61%	07/01/28	7,985	6,392,072

Florida (State of) Housing Finance Corp. (Westbrook Apartments); Series 1998 U-1, Housing RB(a)(c)	6.45%	01/01/29	11,005	9,652,155

Florida (State of) Housing Finance Corp. (Westchase Apartments); Series 1998 B, Housing RB(a)	6.61%	07/01/38	10,015	6,925,873

Florida (State of) Housing Finance Corp. (Whistler Cove); Series 2009, MFH RB(c)(f)(g)	0.00%	07/01/28	6,845	1,848,150

Florida (State of) Housing Finance Corp. (Whistler Cove); Series 2009, MFH RB(c)(g)	6.00%	07/01/28	7,020	5,733,374

Gramercy Farms Community Development District;
Series 2007 A-1, Special Assessment Bonds(i)	5.25%	05/01/39	2,450	1,050,560

Series 2007 A-2, Special Assessment Bonds(i)	5.25%	05/01/39	3,110	1,333,568

Series 2007 B, Special Assessment RB(i)	5.10%	05/01/14	7,000	3,071,600

Greyhawk Landing Community Development District; Series 2002 A, Special Assessment RB	7.00%	05/01/33	1,955	1,878,344

Hammock Bay Community Development District; Series 2004 A, Special Assessment RB	6.13%	05/01/35	2,420	2,240,654

Harbour Isles Community Development District; Series 2004, Special Assessment RB	6.13%	05/01/35	1,390	1,177,969

Heritage Harbor Community Development District; Series 1997, Recreational RB	7.75%	05/01/23	450	348,377

Hillsborough (County of) Industrial Development Authority (Tampa General Hospital); Series 2006, RB	5.25%	10/01/41	5,800	5,019,900

Islands at Doral III Community Development District; Series 2004 A, Special Assessment RB	5.90%	05/01/35	3,720	3,257,492

Islands at Doral Northwest Community Development District; Series 2004, Special Assessment RB	6.25%	05/01/34	1,000	917,690

Islands at Doral Southwest Community Development District; Series 2003, Special Assessment RB(b)(c)	6.38%	05/01/13	1,765	1,957,862

Jacksonville (City of) Economic Development Commission (Proton Therapy Institution); Series 2007 A, Health Care Facilities RB(e)	6.25%	09/01/27	16,000	14,902,560

Kendall Breeze Community Development District;
Series 2002, Special Assessment Bonds	6.70%	11/01/23	1,995	2,187,358

Series 2002, Special Assessment Bonds	6.63%	11/01/33	3,190	3,540,294

Series 2004, Special Assessment Bonds	5.88%	05/01/34	1,425	1,264,588

Lakeland (City of) (Carpenters Accident Investor); Series 2008, Ref. Retirement Community First Mortgage RB(e)	6.38%	01/01/43	2,250	1,949,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Lakeside Landings Community Development District;
Series 2007 A, Special Assessment Bonds(i)	5.50%	05/01/38	$1,000	$409,200

Series 2007 B, Special Assessment Bonds(i)	5.25%	05/01/13	1,940	793,848

Lee (County of) Industrial Development Authority (County Community Charter Schools, LLC); Series 2007 A, RB	5.38%	06/15/37	5,000	3,759,600

Lee (County of) Industrial Development Authority (Cypress Cove at Health Park); Series 2002 A, Health Care Facilities RB	6.75%	10/01/32	8,000	5,995,440

Lee (County of) Industrial Development Authority (Cypress Cove Health Park); Series 1997 A, Health Care Facilities RB	6.38%	10/01/25	8,725	6,777,667

Lee (County of) Industrial Development Authority; Series 2007 A, IDR	5.25%	06/15/27	3,750	3,029,963

Leon (County of) Educational Facilities Authority (Southgate Residence Hall); Series 1998 A, RB	6.75%	09/01/28	8,395	6,708,109

Marshall Creek Community Development District; Series 2000 A, Special Assessment Bonds	7.65%	05/01/32	2,710	2,594,906

Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 1998, Hospital RB	5.38%	11/15/18	95	91,878

Series 2001 A, Hospital RB	6.80%	11/15/31	3,465	3,359,179

Series 2004, Ref. Hospital RB(e)	6.75%	11/15/29	5,500	5,334,725

Miami-Dade (County of) (Building Better Communities Program); Series 2008, Unlimited Tax GO Bonds (INS–AGM)(d)(h)	5.00%	07/01/30	15,210	15,283,160

Miami-Dade (County of) (Miami International Airport); Series 2008 A, Aviation RB (INS–AGM)(a)(d)(h)	5.25%	10/01/33	16,500	15,552,405

Miami-Dade (County Of) School Board; Series 2008 B, COP (INS–AGM)(d)(h)	5.25%	05/01/26	5,000	5,083,250

Series 2008 B, COP (INS–AGM)(d)(h)	5.25%	05/01/27	10,000	10,118,400

Mid-Bay Bridge Authority; Series 2011 A, Springing Lien RB	7.25%	10/01/40	14,000	13,991,880

Midtown Miami Community Development District;
Series 2004 A, Special Assessment RB	6.00%	05/01/24	1,840	1,726,711

Series 2004 A, Special Assessment RB	6.25%	05/01/37	8,445	7,531,758

Miromar Lakes Community Development District; Series 2000 B, Capital Improvement Special Assessment RB	7.25%	05/01/12	4,440	4,371,180

Mount Dora (City of) Health Facilities Authority (Waterman Village);
Series 2002 A, Health Facilities RB	6.75%	08/15/25	3,000	2,717,520

Series 2004 A, Health Facilities RB	5.25%	08/15/13	1,575	1,576,150

Series 2004 A, Ref. RB	5.75%	08/15/18	3,000	2,867,640

Northern Palm Beach (County of) Improvement District Unit of Development No. 16;
Series 1999, Ref. Water Control & Improvement RB	7.50%	08/01/24	2,765	2,712,189

Series 2002, Water Control & Improvement RB	7.00%	08/01/32	2,500	2,395,725

Northern Palm Beach (County of) Improvement District Unit of Development No. 2A; Series 2002, Water Control & Improvement RB	6.40%	08/01/33	4,080	3,853,070

Northern Palm Beach (County of) Improvement District Unit of Development No. 43; Series 2001, Water Control & Improvement RB(b)(c)	6.13%	08/01/11	1,500	1,550,355

Oak Creek Community Development District; Series 2004, Special Assessment Bonds	5.80%	05/01/35	1,645	1,273,246

Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.);
Series 2005, Ref. Health Care Facilities RB	5.38%	07/01/20	2,200	2,013,220

Series 2005, Ref. Health Care Facility RB	5.70%	07/01/26	4,000	3,473,880

Series 2007, First Mortgage RB	5.50%	07/01/32	2,750	2,215,895

Series 2007, First Mortgage RB	5.50%	07/01/38	7,450	5,892,801

Orange (County of) Health Facilities Authority (Westminster Community Care);
Series 1999, RB	6.50%	04/01/12	245	245,203

Series 1999, RB	6.60%	04/01/24	4,000	3,780,240

Series 1999, RB	6.75%	04/01/34	2,500	2,241,500

Orange (County of) Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, MFH RB	7.00%	04/01/28	1,905	1,767,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Orange (County of) Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, MFH RB	7.25%	10/01/31	$3,820	$3,789,402

Orange (County of) Housing Finance Authority (H.A.N.D.S., Inc.);
Series 1995 A, MFH Mortgage RB(e)	7.00%	10/01/15	1,095	1,120,054

Series 1995 A, MFH RB(e)	7.00%	10/01/25	2,535	2,588,767

Orange (County of) Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, MFH RB	7.25%	10/01/31	800	793,592

Orange (County of) Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, MFH RB	7.25%	10/01/31	220	218,238

Orange (County of) Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, MFH RB	7.25%	10/01/31	800	793,592

Orange (County of) Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, MFH RB	7.25%	10/01/31	320	317,437

Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB(i)	6.13%	05/01/35	410	4

Series 2010 A-1, Capital Improvement RB	6.13%	05/01/35	200	183,184

Series 2010 A-2, Capital Improvement RB(l)	6.13%	05/01/35	435	253,266

Series 2010 B, Capital Improvement RB(l)	5.13%	05/01/17	1,000	818,490

Palm Beach (County of) Housing Finance Authority (Lake Delray Apartments); Series 1999 A, MFH RB(a)	6.40%	01/01/31	8,920	7,579,770

Palm Coast Park Community Development District; Series 2006, Special Assessment RB	5.70%	05/01/37	4,795	2,785,224

Parklands Lee Community Development District; Series 2004 A, Special Assessment Bonds(i)	5.80%	05/01/35	2,720	1,345,584

Parklands West Community Development District; Series 2001 A, Special Assessment RB	6.90%	05/01/32	3,610	3,341,921

Pentathlon Community Development District; Series 2003, Special Assessment RB	6.75%	11/01/33	1,700	1,636,896

Pier Park Community Development District; Series 2002 1, Capital Improvement RB	7.15%	05/01/34	14,815	13,639,726

Pine Air Lakes Community Development District; Series 2002, Special Assessment RB	7.25%	05/01/33	2,805	2,717,596

Pine Island Community Development District; Series 2004, Special Assessment RB	5.75%	05/01/35	3,205	2,110,396

Pine Ridge Plantation Community Development District; Series 2006 A, Capital Improvement Special Assessment RB	5.40%	05/01/37	1,645	1,032,731

Pinellas (County of) Health Facilities Authority (Clearwater Christian College); Series 2001 A, RB(e)	7.25%	09/01/31	7,170	5,958,700

Pinellas (County of) Health Facilities Authority (The Oaks of Clearwater); Series 2004, Health Care Facilities RB	6.25%	06/01/34	5,580	5,587,700

Poinciana Community Development District; Series 2000 A, Special Assessment RB	7.13%	05/01/31	7,015	6,827,770

Poinciana West Community Development District; Series 2007, Special Assessment Bonds	6.00%	05/01/37	1,495	1,218,978

Port St. Lucie (City of) (Glassman); Series 2003 C, Special Assessment RB	6.75%	07/01/23	5,420	5,269,378

Reunion East Community Development District; Series 2005, Special Assessment RB	5.80%	05/01/36	4,300	2,099,690

Reunion West Community Development District; Series 2004, Special Assessment Bonds(i)	6.25%	05/01/36	6,740	3,449,734

Saddlebrook Community Development District; Series 2001 A, Special Assessment Bonds	6.90%	05/01/33	4,520	4,488,993

Sausalito Bay Community Development District; Series 2003, Special Assessment Bonds	6.20%	05/01/35	2,715	2,504,615

Seminole Indian Tribe; Series 2007 A, Special Obligation RB(e)	5.50%	10/01/24	5,350	4,826,877

Seven Oaks Community Development District II (Pasco County); Series 2004 A, Special Assessment RB	5.88%	05/01/35	2,700	1,921,482

Seven Oaks Community Development District II; Series 2003 A, Special Assessment RB	6.40%	05/01/34	4,785	4,345,976

Silver Palms Community Development District; Series 2004, Special Assessment RB	5.90%	05/01/34	1,825	1,628,703

Six Mile Creek Community Development District; Series 2007, Capital Improvement Special Assessment RB	5.88%	05/01/38	5,000	1,620,500

South Lake (County of) Hospital District (South Lake Hospital, Inc.);
Series 2003, RB	6.38%	10/01/28	2,115	2,120,076

Series 2003, RB	6.38%	10/01/34	3,995	3,939,589

South-Dade Venture Community Development District;
Series 2002, Special Assessment RB	6.90%	05/01/33	4,380	4,277,508

Series 2004, Special Assessment Bonds	6.13%	05/01/34	1,300	1,189,734

St. Johns (County of) Industrial Development Authority (Glenmoor); Series 2006 A, Health Care RB	5.38%	01/01/40	7,850	5,673,666

St. Johns (County of) Industrial Development Authority (Presbyterian Retirement Communities);
Series 2004 A, First Mortgage RB	5.63%	08/01/34	5,390	4,726,814

Series 2010 A, RB	6.00%	08/01/45	4,000	3,705,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Sterling Hill Community Development (Hernando County); Series 2003 A, Capital Improvement RB	6.20%	05/01/35	$1,500	$1,279,230

Stonebrier Community Development District; Series 2006, Special Assessment Bonds	5.50%	05/01/37	2,870	2,321,313

Stonegate Community Development District; Series 2008, Special Assessment RB	8.13%	05/01/39	4,775	4,852,641

Sweetwater Creek Community Development District; Series 2007 A, Capital Improvement Special Assessment RB	5.50%	05/01/38	3,545	1,593,123

Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2000, Health Facilities RB	6.38%	12/01/30	5,875	5,871,005

Tampa Bay Water; Series 2001 A, Ref. Utility System Improvement RB (INS–NATL)(d)(h)	6.00%	10/01/29	13,440	15,507,610

Tolomato Community Development District;
Series 2007, Special Assessment RB	6.55%	05/01/27	2,000	1,395,720

Series 2007, Special Assessment RB	6.65%	05/01/40	14,200	9,554,470

Series 2007 A, Special Assessment RB	5.25%	05/01/39	985	619,821

Town Center at Palm Coast Community Development District; Series 2005, Capital Improvement Special Assessment RB	6.00%	05/01/36	11,830	7,707,836

Trails at Monterey Community Development District;
Series 2003, Special Assessment Bonds	6.50%	05/01/23	1,055	1,020,491

Series 2003, Special Assessment Bonds	6.75%	05/01/33	1,715	1,628,101

Treeline Preserve Community Development District; Series 2007 A, Special Assessment Bonds(i)	6.80%	05/01/39	4,895	2,298,447

Turnbull Creek Community Development District;
Series 2005, Special Assessment Bonds	5.80%	05/01/35	2,745	2,069,044

Series 2006, Special Assessment Bonds	5.25%	05/01/37	3,675	2,253,804

University Square Community Development District; Series 2007 A-1, Capital Improvement RB	5.88%	05/01/38	4,890	4,075,864

Venetian Isles Community Development District; Series 2002 A, Special Assessment Bonds	6.75%	05/01/33	4,010	3,819,565

Verandah West Community Development District; Series 2003 A, Capital Improvement Special Assessment Bonds	6.63%	05/01/33	4,445	4,103,491

Vista Lakes Community Development District; Series 2002 A, Capital Improvement Special Assessment RB(b)(c)	6.75%	05/01/12	1,820	1,948,565

Waterlefe Community Development District; Series 2001, Golf Course RB(i)	8.13%	10/01/25	2,645	21,954

West Villages Improvement District Unit of Development No. 3; Series 2006, Special Assessment RB	5.50%	05/01/37	3,820	1,696,233

West Villages Improvement District; Series 2007, Special Assessment RB	5.50%	05/01/38	9,600	4,457,856

Winter Garden Village at Fowler Groves Community Development District; Series 2006, Special Assessment Bonds	5.65%	05/01/37	1,915	1,670,282

World Commerce Community Development District; Series 2004 A-2, Special Assessment Bonds	6.13%	05/01/35	1,560	1,286,204

				599,346,331

Georgia–2.07%
Americus-Sumter (County of) Hospital Authority (Southgate Methodist); Series 1999 A, Ref. RB	6.38%	05/15/29	5,250	4,446,750

Atlanta (City of) (Atlantic Station); Series 2001, Tax Allocation RB(b)(c)	7.75%	12/01/11	1,285	1,360,185

Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation Bonds	7.38%	01/01/31	8,000	7,896,400

Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.60%	01/01/30	1,500	1,391,220

Atlanta (City of) (Princeton Lakes); Series 2006, Tax Allocation RB(e)	5.50%	01/01/31	3,140	2,641,588

Atlanta (City of) Urban Residential Finance Authority (John Eagan); Series 1998 A, MFH RB(a)	6.75%	07/01/30	5,470	3,798,860

Clayton (County of) Development Authority (Delta Air Lines, Inc.); Series 2009 B, Special Facilities RB(a)	9.00%	06/01/35	6,750	7,225,740

Fulton (County of) Residential Care Facilities for the Elderly Authority (RHA Assisted Living);
Series 1999 A, Sr. Lien RB	6.90%	07/01/19	4,790	3,649,980

Series 1999 A, Sr. Lien RB	7.00%	07/01/29	8,310	6,332,220

Fulton (County of) Residential Care Facilities for the Elderly Authority (St. Anne’s Terrace); Series 2003, RB	7.63%	12/01/33	3,345	3,273,785

Medical Center Hospital Authority (Spring Harbor Green Island); Series 2007, RB	5.25%	07/01/27	2,500	2,061,900

Private Colleges & Universities Authority (Emory University); Series 2009 C, RB(h)	5.25%	09/01/39	28,830	29,155,202

Private Colleges & Universities Authority (Mercer Housing Corp.); Series 2001 A, Student Housing RB	6.00%	06/01/21	1,000	1,002,170

Renaissance on Peachtree Unit Investment Trust; Series 2006, Ctfs.	2.50%	10/01/25	5,860	3,114,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia–(continued)

Richmond (County of) Development Authority (International Paper Co.); Series 2002 A, Environmental Improvement RB(a)	6.00%	02/01/25	$1,000	$998,080

Rockdale (County of) Development Authority (Visy Paper); Series 2007 A, RB(a)	6.13%	01/01/34	7,500	6,666,150

Savannah (City of) Economic Development Authority (Marshes of Skidaway);
Series 2003, RB	7.40%	01/01/34	3,650	3,454,105

Series 2003 A, RB	6.25%	01/01/12	425	424,269

Series 2003 A, RB	6.85%	01/01/19	2,245	2,227,309

Series 2003 A, RB	7.40%	01/01/24	920	901,996

Tax-Exempt Grantor Trust Senior Tier 1; Series 2006 A, COP	6.00%	10/01/25	20,685	10,994,491

				103,017,107

Hawaii–0.97%
Hawaii (State of) Department of Budget & Finance (15 Craigside); Series 2009 A, Special Purpose RB	9.00%	11/15/44	3,530	3,904,039

Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Company); Series 2009, Special Purpose RB	6.50%	07/01/39	6,000	5,920,560

Hawaii (State of) Department of Budget & Finance (Kahala Nui);
Series 2003 A, Special Purpose RB	7.40%	11/15/17	5,300	5,569,346

Series 2003 A, Special Purpose RB	7.88%	11/15/23	4,450	4,686,651

Series 2003 A, Special Purpose RB	8.00%	11/15/33	10,000	10,473,200

Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(h)	5.25%	04/01/29	12,000	12,792,720

Kuakini Health System; Series 2002 A, Special Purpose RB	6.30%	07/01/22	5,000	4,963,550

				48,310,066

Idaho–0.14%
Gooding (County of) Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, Solid Waste Disposal RB (Acquired 11/03/06, Cost $7,640,000)(a)(e)(i)	7.50%	11/01/24	7,640	282,680

Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, RB	6.13%	11/15/37	8,355	6,510,216

				6,792,896

Illinois–12.56%
Annawan (Village of) (Patriot Renewable Fuels, LLC); Series 2007, Tax Increment Allocation RB	5.63%	01/01/18	4,155	3,355,578

Antioch (Village of) Special Service Area No. 1 (Deercrest); Series 2003, Special Tax Bonds	6.63%	03/01/33	3,697	2,796,744

Aurora (City of) (East River Area TIF No. 6); Series 2008 A, Tax Increment Allocation RB	6.75%	12/30/27	2,435	2,279,282

Aurora (City of) (River City TIF No. 3); Series 2008 B, Tax Increment Allocation RB	6.50%	12/30/23	4,070	3,830,114

Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Allocation RB	5.60%	01/01/23	5,000	4,088,600

Bolingbrook (Village of); Series 1999 B, Unlimited Tax CAB GO Bonds(f)	0.00%	01/01/29	910	297,788

Bolingbrook (Village of) (Forest City); Series 2005, Special Services Area No. 1 Special Tax Bonds(k)	5.90%	03/01/27	2,000	1,583,460

Bolingbrook (Village of);
Series 2005, Sales Tax RB(k)	5.75%	01/01/15	845	602,139

Series 2005, Sales Tax RB(k)	6.25%	01/01/24	6,000	3,931,560

Series 2005, Sales Tax RB(k)	6.00%	01/01/26	4,500	2,950,020

Bradley (Village of) (Bradley Commons); Series 2007, Tax Increment Allocation RB	6.10%	01/01/27	3,880	3,310,571

Chicago (City of) (Asphalt); Series 2010, Recovery Zone Facility RB	6.13%	12/01/18	8,000	8,010,000

Chicago (City of) (Diversey/Narragansett); Series 2006, Ref. Tax Increment Allocation COP	7.46%	02/15/26	2,880	2,761,114

Chicago (City of) (Lakeshore East);
Series 2003, Special Assessment Improvement Bonds	6.63%	12/01/22	3,999	3,815,046

Series 2003, Special Assessment Improvement Bonds	6.75%	12/01/32	3,998	3,630,584

Chicago (City of) (O’Hare International Airport); Series 2008 A, Airport RB (INS–AGM)(d)(h)	5.00%	01/01/33	14,000	13,337,520

Chicago (City of) (Read-Dunning); Series 1996 B, Tax Increment Allocation Bonds	7.25%	01/01/14	1,000	1,001,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Chicago (City of) Board of Education; Series 2008 C, Ref. Unlimited Tax GO Bonds (INS–AGM)(d)(h)	5.00%	12/01/32	$13,050	$11,928,614

Chicago (City of) Board of Education; Series 2006 B, Unlimited Tax GO Bonds (INS–AGM)(d)(h)	5.00%	12/01/25	10,000	9,876,000

Chicago (City of); Series 2008 A, Unlimited Tax GO Bonds(h)	5.25%	01/01/33	32,500	30,091,100

Cook (County of) Finance Authority (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	8,800	8,924,784

Cook (County of); Series 2004 B, Capital Improvement Unlimited Tax GO Bonds (INS–NATL)(d)(h)	5.00%	11/15/29	20,000	19,711,600

Cortland (Town of) (Sheaffer System); Series 2006, Special Tax RB(e)	5.50%	03/01/17	3,439	2,146,142

Cortland (Town of) Special Service Area No. 001 (Neucort Lakes); Series 2002, Special Tax Bonds(b)(c)	6.88%	03/01/12	4,858	5,251,595

Deerfield (Village of) (Chicagoland Jewish High School);
Series 2006, Educational Facility RB(i)	5.85%	05/01/26	1,000	523,010

Series 2006, Educational Facility RB(i)	6.00%	05/01/41	6,625	3,464,941

Gilberts (Village of) Special Service Area No. 19 (The Conservancy Project); Series 2006 1, Special Tax RB(i)	5.38%	03/01/16	2,500	1,298,250

Gilberts (Village of) Special Service Area No. 9 (Big Timber); Series 2001, Special Tax Bonds(b)	7.38%	03/01/11	320	320,189

Godfrey (Village of) (UTD Methodist Village); Series 1999, RB	5.88%	11/15/29	4,000	2,261,800

Hoopeston (City of) (Hoopeston Community Memorial Hospital); Series 1999, Hospital Capital Improvement RB	6.55%	11/15/29	5,800	4,803,560

Illinois (State of) Finance Authority (Chestnut Square at Glen); Series 2002 A, Health Facilities RB	6.63%	08/15/24	2,365	2,153,191

Illinois (State of) Finance Authority (Chestnut Square at Glen); Series 2002 A, Health Facilities RB	7.00%	08/15/29	3,255	2,976,828

Illinois (State of) Finance Authority (Christian Homes, Inc.);
Series 2007 A, Ref. RB	5.75%	05/15/26	5,575	4,895,129

Series 2007 A, Ref. RB	5.75%	05/15/31	2,825	2,355,203

Illinois (State of) Finance Authority (Clare Oaks); Series 2006 A, RB	6.00%	11/15/39	14,950	10,215,185

Illinois (State of) Finance Authority (Clare Water Tower);
Series 2010 A-6, Ref. RB	6.00%	05/15/28	1,400	783,440

Series 2010 A-7, RB	6.13%	05/15/41	12,600	7,050,960

Series 2010 B, CAB RB(f)	0.00%	05/15/50	6,000	72,000

Illinois (State of) Finance Authority (Clinic Altgeld); Series 1996, Community Facilities RB	8.00%	11/15/16	2,175	2,108,075

Illinois (State of) Finance Authority (Covenant Retirement Communities, Inc.);
Series 2001, Health Facilities RB	5.88%	12/01/31	1,250	1,154,838

Series 2002 B, Health Facilities RB	6.13%	12/01/28	5,000	4,859,900

Illinois (State of) Finance Authority (Disposal Waste Management Inc.); Series 2005 A, Solid Waste RB(a)	5.05%	08/01/29	1,320	1,210,308

Illinois (State of) Finance Authority (Elmhurst Memorial Healthcare); Series 2008 A, RB	5.63%	01/01/37	11,415	9,828,772

Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(i)	6.25%	08/15/35	2,500	2,005,200

Series 2008 A, Ref. RB(i)	6.25%	08/15/40	4,500	3,540,150

Illinois (State of) Finance Authority (Franciscan Communities-St. Joseph); Series 2004 A, RB	6.00%	05/15/34	2,500	2,036,350

Illinois (State of) Finance Authority (Friendship Village of Schaumburg);
Series 2005 A, RB	5.38%	02/15/25	1,000	847,940

Series 2010, RB	7.25%	02/15/45	7,400	6,983,528

Illinois (State of) Finance Authority (Greenfields of Geneva); Series 2010 A, RB	8.25%	02/15/46	15,000	14,294,100

Illinois (State of) Finance Authority (Greenfields); Series 2010 C-2, TEMPS-65 RB	6.75%	02/15/16	5,000	5,003,050

Illinois (State of) Finance Authority (Illinois Institute of Technology);
Series 2006 A, RB	5.00%	04/01/36	7,000	5,058,620

Series 2009, RB	7.13%	02/01/34	4,000	3,880,400

Illinois (State of) Finance Authority (Kewanee Hospital); Series 2006, RB	5.00%	08/15/26	4,130	3,390,978

Illinois (State of) Finance Authority (Landing at Plymouth Place); Series 2005 A, RB	6.00%	05/15/25	4,500	3,965,535

Illinois (State of) Finance Authority (Loyola University Health System); Series 2001 A, Health Facilities RB(b)(c)	6.00%	07/01/11	650	662,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	6.00%	08/15/26	$3,000	$2,465,940

Series 2006 A, RB	6.00%	08/15/39	9,000	6,838,020

Illinois (State of) Finance Authority (Montgomery Place);
Series 2006 A, RB	5.50%	05/15/26	1,000	844,260

Series 2006 A, RB	5.75%	05/15/38	8,850	6,853,351

Illinois (State of) Finance Authority (Navistar International); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	6,900	6,997,842

Illinois (State of) Finance Authority (Norwegian American Hospital Inc.);
Series 2008, RB	7.63%	09/15/28	2,000	1,761,080

Series 2008, RB	7.75%	09/15/38	3,000	2,633,610

Illinois (State of) Finance Authority (Park Place of Elmhurst);

Series 2010 A, RB	8.13%	05/15/40	6,250	6,003,687

Series 2010 A, RB	8.25%	05/15/45	14,000	13,548,780

Series 2010 D-1, TEMPS-75 RB	7.25%	08/15/16	8,000	7,900,800

Illinois (State of) Finance Authority (Provena Health); Series 2009 A, RB	7.75%	08/15/34	11,300	12,162,303

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	22,235	23,668,935

Illinois (State of) Finance Authority (Sherman Health Systems); Series 2007 A, RB	5.50%	08/01/37	10,250	8,657,560

Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers);
Series 2008, Ref. RB	5.50%	08/15/30	11,000	9,850,390

Series 2009, RB	6.88%	08/15/38	13,875	13,878,885

Series 2009, RB	7.00%	08/15/44	3,880	3,874,878

Illinois (State of) Finance Authority (Smith Crossing); Series 2003 A, Health Facilities RB	7.00%	11/15/32	2,650	2,363,720

Illinois (State of) Finance Authority (The Admiral at the Lake);
Series 2010 A, RB	7.25%	05/15/20	905	884,719

Series 2010 D-1, (TEMPS-75sm) RB	7.00%	05/15/18	3,000	2,918,730

Series 2010 D-2, (TEMPS-65sm) RB	6.38%	05/15/17	9,500	9,323,680

Illinois (State of) Finance Authority (The Landing at Plymouth Place); Series 2005 A, RB	6.00%	05/15/37	19,325	15,319,700

Illinois (State of) Finance Authority (Villa St. Benedict); Series 2003 A-1, Health Facilities RB(i)	6.90%	11/15/33	6,750	2,505,600

Illinois (State of) Finance Authority;
Series 2003 A, Ref. Health Facilities RB	6.20%	08/15/23	1,000	909,410

Series 2003 A, Ref. Health Facilities RB	6.40%	08/15/33	4,500	3,892,095

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2010 A, Dedicated State Tax RB(h)	5.50%	06/15/50	18,000	16,556,760

Series 2010 B, Ref. CAB RB (INS–AGM)(d)(f)	0.00%	06/15/43	40,000	4,542,800

Series 2010 B, Ref. Dedicated Sales Tax CAB RB (INS–AGM)(d)(f)	0.00%	06/15/46	55,000	5,068,800

Series 2010 B, Ref. Dedicated Sales Tax CAB RB (INS–AGM)(d)(f)	0.00%	06/15/47	70,000	6,008,800

Series 2010 B, Ref. Dedicated State Tax CAB RB (INS–AGM)(d)(f)	0.00%	06/15/45	70,000	6,902,000

Illinois (State of) Real Estate Lease; Series 1998, Ctfs. RB (INS–ACA)(d)(e)	8.80%	06/15/18	5,286	5,320,136

Illinois (State of) Regional Transportation Authority; Series 1994 B, RB (INS–AMBAC)(d)	8.00%	06/01/17	2,095	2,566,417

Illinois (State of) Toll Highway Authority; Series 2008 B, RB(h)	5.50%	01/01/33	29,000	29,145,290

Lake, Cook, Kane & McHenry Counties Community Unit School District 222 (Barrington); Series 2000, Unlimited Tax GO Bonds (INS–NATL)(d)	5.75%	12/01/19	80	80,280

Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/30	1,950	1,802,327

Loves Park (City of) (Hoosier Care); Series 1999 A, RB	7.13%	06/01/34	1,350	1,177,902

Manhattan (Village of) Special Service Area No. 04-1 (Brookstone Springs); Series 2005, Special Tax Bonds	6.10%	03/01/35	4,308	3,801,379

Minooka (Village of) (Lakewood Trails Unit 2); Series 2004, Special Assessment Improvement Bonds	6.38%	03/01/34	5,561	5,107,167

Minooka (Village of) (Lakewood Trails); Series 2003, Special Assessment Improvement Bonds	6.63%	03/01/33	3,774	3,579,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Minooka (Village of) (Prairie Ridge); Series 2003, Special Assessment Improvement Bonds	6.88%	03/01/33	$2,728	$2,259,602

Pingree Grove (Village of) (Cambridge Lakes Learning Center); Series 2007, RB	6.00%	06/01/36	5,235	4,027,757

Pingree Grove (Village of) Special Service Area No. 2 (Cambridge Lakes); Series 2005-2, Special Tax Bonds	6.00%	03/01/35	7,086	6,085,244

Pingree Grove (Village of) Special Service Area No. 7 (Cambridge Lakes); Series 2006-1, Special Tax Bonds	6.00%	03/01/36	5,396	4,567,822

Plano (City of) Special Service Area No. 1 (Lakewood Springs); Series 2004 A, Special Tax Bonds	6.20%	03/01/34	4,131	3,840,219

Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB	5.80%	03/01/37	5,615	2,750,732

Quad Cities Regional Economic Development Authority (Heritage Woods Moline SLF); Series 2006, MFH RB(a)	6.00%	12/01/41	1,340	1,005,925

Railsplitter Tobacco Settlement Authority; Series 2010, RB	6.00%	06/01/28	22,555	22,125,327

Round Lake (Village of) Lakewood Grove Special Service Area No. 1; Series 2003, Special Tax Bonds(b)(c)	6.70%	03/01/13	3,579	4,000,105

Round Lake (Village of) Lakewood Grove Special Service Area No. 4; Series 2003, Unlimited Tax GO Bonds(b)(c)	6.75%	03/01/13	4,884	5,463,487

St. Charles (City of) Special Service Area No. 21; Series 1998, RB	6.63%	03/01/28	2,950	2,704,176

Sterling (City of) (Hoosier Care); Series 1999 A, RB	7.13%	06/01/34	880	767,818

United (City of) & Yorkville (City of) (Raintree Village); Series 2005, Special Tax RB	6.25%	03/01/35	5,543	2,956,747

United City of Yorkville (City of) (Cannonball/Beecher Road); Series 2007, Special Tax Bonds	5.75%	03/01/28	4,385	3,833,104

Upper Illinois River Valley Development Authority (Living Springs McHenry SLF); Series 2007, MFH RB(a)	6.10%	12/01/41	4,000	3,101,280

Upper Illinois River Valley Development Authority (Pleasant View Luther Home);
Series 2010, RB	7.00%	11/15/30	1,000	915,290

Series 2010, RB	7.25%	11/15/40	1,200	1,077,168

Series 2010, RB	7.38%	11/15/45	1,500	1,351,035

Volo (Village of) Special Service Area Number 3 (Symphony Meadows); Series 2006 1, Special Tax RB	6.00%	03/01/36	3,836	2,921,804

Western Illinois Economic Development Authority (Carthage Memorial Hospital);
Series 2008 B, Hospital RB	7.00%	06/01/33	2,295	2,152,549

Series 2008 B, Hospital RB	7.05%	06/01/37	4,700	4,240,575

Wheeling (Village of) (N. Milwaukee/Lake-Cook TIF); Series 2005, Tax Allocation Bonds	6.00%	01/01/25	9,005	8,023,545

Will-Kankakee Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(a)	7.00%	12/01/42	2,500	2,162,200

Yorkville (United City of) (Storm Water/Water Improvement);
Series 2007, Business District RB	6.00%	01/01/26	3,380	1,947,117

Series 2007, RB	6.00%	01/01/27	285	160,743

Yorkville (United City of) Special Service Area No. 2003-100 (Raintree Village); Series 2003, Special Tax Bonds	6.88%	03/01/33	5,564	5,277,788

Yorkville (United City of) Special Service Area No. 2003-101 (Windett Ridge); Series 2003, Special Tax Bonds (Acquired 09/03/03, Cost $2,656,000)(e)	6.88%	03/01/33	2,656	2,037,019

Yorkville (United City of) Special Service Area No. 2005-108 (Autumn Creek); Series 2006, Special Tax Bonds	6.00%	03/01/36	3,323	2,448,652

				625,437,681

Indiana–1.34%
Anderson (City of) (Anderson University); Series 2001, Economic Development RB(b)(c)	6.38%	10/01/11	1,500	1,550,475

Crown Point (City of) (Wittenberg Village);
Series 2009 A, Economic Development RB	8.00%	11/15/29	3,100	2,998,692

Series 2009 A, Economic Development RB	8.00%	11/15/39	9,000	8,554,140

Delaware (County of) Redevelopment District; Series 1997, Tax Increment Allocation Bonds	6.88%	02/01/18	725	725,906

Indiana (State of) Finance Authority (Hoosier Care); Series 1999 A, RB	7.13%	06/01/34	3,975	3,468,267

Indiana (State of) Finance Authority (King’s Daughters Hospital & Health Services);
Series 2010, Hospital RB	5.50%	08/15/45	10,500	8,302,875

Series 2010, RB	5.50%	08/15/40	4,645	3,751,348

Indiana (State of) Health Facility Financing Authority (Community Foundation of Northwest Indiana);
Series 2004 A, Hospital RB	6.25%	03/01/25	1,500	1,538,805

Series 2004 A, Hospital RB	6.00%	03/01/34	13,035	12,874,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Indiana (State of) Health Facility Financing Authority (Franciscan Communities, Inc.); Series 2003 A, Ref. RB	6.40%	05/15/24	$3,435	$2,738,416

Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. RB(a)	5.10%	01/15/17	2,000	2,113,100

North Manchester (Town of) (Peabody Retirement Communities); Series 2002 A, RB(i)	7.25%	07/01/33	3,000	1,109,700

Portage (City of) Special Improvement District (Marina Shoes); Series 2005, Special Assessment Bonds(i)	6.38%	03/01/35	3,643	1,818,586

St. Joseph (County of) Redevelopment District;
Series 1997, Tax Increment Allocation CAB RB(f)	0.00%	12/30/12	130	113,269

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/11	135	126,996

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/13	130	104,891

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/14	125	93,400

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/15	125	86,490

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/16	125	80,096

Vigo (County of) Hospital Authority (Union Hospital, Inc.);
Series 2007, Hospital RB(e)	5.70%	09/01/37	8,000	5,986,080

Series 2007, Hospital RB(e)	5.75%	09/01/42	6,780	4,997,945

Series 2007, Hospital RB(e)	5.80%	09/01/47	4,645	3,399,490

				66,533,767

Iowa–1.32%
Altoona (City of);
Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/28	1,250	1,279,362

Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/39	5,000	4,959,100

Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/43	5,500	5,429,820

Cass (County of) (Cass County Memorial Hospital); Series 2010 A, Hospital RB	7.25%	06/01/35	5,755	5,776,006

Des Moines (City of) (Luther Park Apartments, Inc.);
Series 2004, Sr. Housing RB	6.25%	12/01/34	2,245	1,838,902

Series 2007 A, Ref. MFH RB(e)	5.30%	12/01/36	3,625	2,704,395

Evansdale (City of) (Western Home);
Series 2004, Health Care Facilities RB	6.00%	11/01/39	5,600	4,276,384

Series 2004 A, Health Care Facilities RB	6.00%	11/01/26	2,990	2,453,743

Series 2005, Health Care Facilities RB	6.00%	11/01/26	335	274,918

Series 2005, Health Care Facilities RB	6.00%	11/01/39	615	469,639

Iowa (State of) Finance Authority (Bethany Life Communities);
Series 2006 A, Ref. Senior Housing RB	5.45%	11/01/26	350	304,839

Series 2006 A, Ref. Senior Housing RB	5.55%	11/01/41	2,000	1,563,480

Iowa (State of) Finance Authority (Madrid Home);
Series 2007, Health Care Facilities RB	5.80%	11/15/29	1,930	1,484,035

Series 2007, Ref. Health Care Facility RB	5.90%	11/15/37	2,750	2,067,450

Iowa (State of) Finance Authority (Western Home);
Series 2009, Health Care Facilities RB	7.50%	11/01/39	7,600	7,330,656

Series 2009, Health Care Facilities RB	7.50%	11/01/39	2,000	1,929,120

Jefferson (County of) Hospital; Series 2007 C, RB	5.95%	08/01/37	7,185	6,061,481

Orange City (City of); Series 2008, Ref. Hospital Capital Loan RN	5.60%	09/01/32	7,415	6,067,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Iowa–(continued)

Polk (County of) (Luther Park Health Center, Inc.);
Series 2004, Health Care Facilities RB	6.15%	10/01/36	$2,500	$1,964,600

Series 2007 A, Health Care Faculties RB	5.30%	04/01/37	4,955	3,395,414

Series 2007 C, Health Care Facilities RB	6.00%	04/01/37	3,480	2,465,302

Pottawattamie (County of) (Christian Homes, Inc.); Series 2007 E, Ref. RB	5.75%	05/15/31	2,000	1,667,400

				65,763,296

Kansas–0.15%
Lenexa (City of) (Lakeview Village, Inc.);
Series 2009, Health Care Facilities RB	7.13%	05/15/29	500	449,530

Series 2009, Health Care Facilities RB	7.25%	05/15/39	1,500	1,327,635

Olathe (City of) (Catholic Care Campus, Inc.);
Series 2006 A, Senior Living Facility RB	6.00%	11/15/26	1,000	898,450

Series 2006 A, Senior Living Facility RB	6.00%	11/15/38	5,500	4,547,730

Overland Park (City of) Transportation Development District (Grass Creek); Series 2006, Special Assessment RB	5.13%	09/01/28	19	14,183

				7,237,528

Kentucky–0.17%
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital Facilities RB	6.50%	03/01/45	9,000	8,597,970

Louisiana–1.57%
Calcasieu Paish Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS–Connie Lee Co.)(d)	6.50%	12/01/18	4,530	4,554,326

Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(i)	5.25%	07/01/17	14,685	7,727,100

Louisiana (State of) Health Education Authority (Lambeth House); Series 1998 A, Ref. RB	6.20%	01/01/28	3,000	2,736,810

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2007, RB	6.75%	11/01/32	6,000	6,196,320

Series 2009 A, RB	6.50%	08/01/29	8,000	8,188,320

Louisiana (State of) Public Facilities Authority (Lake Charles Memorial Hospital); Series 2007, Ref. Hospital RB(e)	6.38%	12/01/34	19,500	17,290,650

Louisiana (State of) Public Facilities Authority (Progressive Health Care); Series 1998, RB	6.38%	10/01/28	2,000	1,523,340

Lousiana (State of) Local Government Environmental Facilities & Community Development (Eunice Student Housing Foundation); Series 2002, RB	7.38%	09/01/33	3,035	1,948,986

Lousiana (State of) Local Government Environmental Facilities & Community Development (Westlake Chemical Corp.); Series 2010 A-1, RB	6.50%	11/01/35	9,245	9,443,490

Lousiana (State of) Public Facilities Authority (Progressive Health Care); Series 1998, RB	6.38%	10/01/20	2,500	2,190,225

Lousiana State University & Agricultural & Mechanical College (Master Lease M98362); Series 1998, RB (Acquired 11/30/98 Cost $2,135,423.11)(e)	5.75%	10/30/18	2,135	2,022,374

New Orleans (City of) Aviation Board (Restructuring GARBs); Series 2009 A-2, RB (INS–AGM)(d)	6.00%	01/01/23	3,000	3,320,460

St. Tammany Public Financing Authority (Christwood); Series 1998, Ref. RB	5.70%	11/15/28	2,000	1,661,960

Tobacco Settlement Financing Corp.; Series 2001 B, Tobacco Settlement Asset-Backed RB	5.88%	05/15/39	10,000	9,341,900

				78,146,261

Maryland–1.95%
Anne Arundel (County of) (Farmington Village); Series 1998 A, Special Tax Bonds	6.25%	06/01/25	1,747	1,689,279

Anne Arundel (County of) (National Business Park-North); Series 2010, Special Obligation Tax Allocation RB	6.10%	07/01/40	2,250	2,077,403

Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Tax Allocation RB	7.00%	09/01/38	10,000	9,646,100

Brunswick (City of) (Brunswick Crossing); Series 2006, Special Obligation Tax Bonds	5.50%	07/01/36	18,300	12,881,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Maryland–(continued)

Frederick (County of) (Uurbana Community Development Authority); Series 2010 B, Sub. Special Obligation Tax Bonds	5.50%	07/01/40	$7,520	$6,774,467

Maryland (State of) Economic Development Corp. (AFCO Corp. BWI II, LLC); Series 1999, Air Cargo RB(a)	6.50%	07/01/24	6,210	5,244,469

Maryland (State of) Economic Development Corp. (Air Cargo. BWI II, LLC); Series 2003, Ref. Air Cargo RB(a)	7.34%	07/01/24	1,310	1,193,279

Maryland (State of) Economic Development Corp. (Chesapeake Bay); Series 2006 B, Sr. Lien RB	5.25%	12/01/31	1,500	979,485

Maryland (State of) Economic Development Corp. (CNX Marine Terminals Inc. Port of Baltimore Facility) Series 2010, Ref. Port Facilities RB	5.75%	09/01/25	10,000	9,403,200

Maryland (State of) Economic Development Corp. (Golf Course System); Series 2001, RB(b)(c)	8.25%	06/01/11	3,795	3,870,027

Maryland (State of) Health & Higher Educational Facilities Authority (King Farm Presbyterian Retirement Community);
Series 2007 A, RB	5.25%	01/01/27	4,475	3,499,719

Series 2007 A, RB	5.30%	01/01/37	3,050	2,045,208

Maryland (State of) Health & Higher Educational Facilities Authority (Mercy Medical Center); Series 2007 A, RB	5.50%	07/01/42	4,530	3,905,041

Maryland (State of) Health & Higher Educational Facilities Authority (Washington Christian Academy); Series 2006, RB(i)	5.50%	07/01/38	1,500	599,940

Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	6.00%	01/01/43	17,105	16,266,855

Montgomery (County of) (Editorial); Series 1998 A, Economic Development RB (Acquired 09/28/98-11/12/09, Cost $6,372,589)(e)	6.40%	09/01/28	6,370	5,275,570

Montgomery (County of) (West Germantown Development District); Series 2004 B, Limited Tax GO Bonds	6.70%	07/01/27	1,280	1,242,803

Prince George’s (County of) (Woodview Village Phase II-Subdistrict); Series 2002, Special Obligation RB(b)(c)	7.00%	07/01/12	4,000	4,421,200

Salisbury (City of) (Villages at Aydelotte Farm); Series 2007, Special Obligation Tax Allocation Bonds	5.25%	01/01/37	4,000	2,301,400

Westminster (City of) (Carroll Lutheran Village);
Series 2004 A, Economic Development RB	6.00%	05/01/24	2,000	1,757,460

Series 2004 A, Economic Development RB	6.25%	05/01/34	2,500	2,086,050

				97,160,142

Massachusetts–4.01%
Boston (City of) Industrial Development Financing Authority (Springhouse Inc.); Series 1998, Ref. First Mortgage RB	6.00%	07/01/28	3,750	3,218,475

Massachusetts (Commonwealth of); Series 2004 A, Ref. GO Bonds (INS–AMBAC)(d)(h)	5.50%	08/01/30	32,040	35,826,167

Massachusetts (State of) Development Finance Agency (Alliance); Series 1999 A, RB	7.10%	07/01/32	7,225	6,538,336

Massachusetts (State of) Development Finance Agency (Boston Architectural Center);
Series 1998, RB	6.25%	09/01/28	1,445	1,250,330

Series 1998, RB (INS–ACA)	6.10%	09/01/18	600	586,956

Massachusetts (State of) Development Finance Agency (Criterion Child Enrichment); Series 2003, RB	6.75%	01/01/34	5,710	5,178,285

Massachusetts (State of) Development Finance Agency (Developmental Disabilities Inc.); Series 2003, RB(b)(c)	6.75%	06/01/13	1,490	1,645,869

Massachusetts (State of) Development Finance Agency (Dimock Community Health Center);
Series 2003, RB	6.25%	12/01/13	490	472,630

Series 2003, RB	6.75%	12/01/33	7,565	6,137,484

Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.);
Series 2005, RB	5.00%	01/01/24	250	217,463

Series 2005, RB	5.50%	01/01/35	500	416,600

Massachusetts (State of) Development Finance Agency (Groves Lincoln); Series 2009 A, Sr. Living Facility RB	7.88%	06/01/44	2,000	1,974,800

Massachusetts (State of) Development Finance Agency (Hampshire College); Series 2004, RB	5.70%	10/01/34	1,500	1,383,210

Massachusetts (State of) Development Finance Agency (Hillcrest Educational Centers Inc.); Series 1999, RB	6.38%	07/01/29	6,070	5,109,787

Massachusetts (State of) Development Finance Agency (Linden Ponds Inc.); Series 2007 A, RB	5.75%	11/15/42	1,375	742,362

Massachusetts (State of) Development Finance Agency (Loomis Communities); Series 2002 A, First Mortgage RB	6.90%	03/01/32	2,000	2,003,840

Massachusetts (State of) Development Finance Agency (MCHSP Human Services Providers); Series 2009 A, RB	6.75%	07/01/18	595	581,178

Massachusetts (State of) Development Finance Agency (New England Center for Children); Series 1998, RB	6.00%	11/01/19	7,095	6,483,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Massachusetts–(continued)

Massachusetts (State of) Development Finance Agency (Overlook Communities);
Series 2004 A, First Mortgage RB(b)(c)	6.13%	07/01/12	$850	$924,247

Series 2004 A, First Mortgage RB(b)(c)	6.25%	07/01/12	4,620	5,031,226

Massachusetts (State of) Development Finance Agency (Reeds Landing-Accredited Investors); Series 2006, Ref. First Mortgage RB(i)	5.75%	10/01/31	10,351	104

Massachusetts (State of) Development Finance Agency (Regis College); Series 1998, RB	5.50%	10/01/28	5,865	4,873,698

Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB	8.00%	04/15/39	3,850	4,144,794

Massachusetts (State of) Development Finance Agency (The Groves in Lincoln);
Series 2009 A, Senior Living Facilities RB	7.75%	06/01/39	1,000	979,080

Series 2009 B-1, Senior Living Facilities (TEMPS-85sm) RB	7.25%	06/01/16	14,100	14,127,495

Massachusetts (State of) Development Finance Agency (Whitney Academy Issue); Series 2005, RB	7.50%	09/01/30	2,755	2,485,093

Massachusetts (State of) Health & Educational Facilities Authority (Baystate Medical Center); Series 2002 F, RB	5.50%	07/01/22	720	727,546

Massachusetts (State of) Health & Educational Facilities Authority (Christopher House, Inc.); Series 1999 A, Ref. RB	6.88%	01/01/29	9,210	8,428,347

Massachusetts (State of) Health & Educational Facilities Authority (Civic Investments); Series 2002 B, RB(b)(c)	9.15%	12/15/12	2,900	3,377,166

Massachusetts (State of) Health & Educational Facilities Authority (Harvard University); Series 2009 A, RB(h)	5.50%	11/15/36	23,660	25,178,026

Massachusetts (State of) Health & Educational Facilities Authority (Jordan Hospital);
Series 1998 C, RB	5.25%	10/01/23	3,610	3,059,872

Series 1998 D, RB	5.38%	10/01/28	1,465	1,186,767

Series 2003 E, RB	6.75%	10/01/33	4,750	4,342,972

Massachusetts (State of) Health & Educational Facilities Authority (Lasell College); Series 1999 A, RB	5.63%	07/01/29	7,490	6,318,564

Massachusetts (State of) Health & Educational Facilities Authority (Massachusetts Institute of Technology); Series 2002 K, RB(h)	5.50%	07/01/32	19,005	21,892,620

Massachusetts (State of) Health & Educational Facilities Authority (Quincy Medical Center); Series 2008 A, RB	5.85%	01/15/18	5,565	5,163,819

Massachusetts (State of) Health & Educational Facilities Authority (Saint Memorial Medical Center); Series 1993 A, RB	6.00%	10/01/23	3,660	2,938,797

Massachusetts (State of) Industrial Finance Agency (GF/Pilgrim, Inc.);
Series 1998, First Mortgage RB	6.50%	10/01/15	685	662,847

Series 1998, First Mortgage RB	6.75%	10/01/28	4,000	3,385,720

Massachusetts (State of) Industrial Finance Agency (Stone Institution & Newton); Series 1994, First Mortgage RB	7.70%	01/01/14	645	644,658

				199,640,641

Michigan–1.84%
Advanced Technology Academy;
Series 2008, Public School Academy RB	6.00%	11/01/28	1,970	1,728,340

Series 2008, Public School Academy RB	6.00%	11/01/37	1,930	1,590,301

Chelsea (Village of) Economic Development Corp. (UTD Methodist Retirement);
Series 1998, Ref. Limited Obligation RB	5.40%	11/15/18	1,000	999,290

Series 1998, Ref. Limited Obligation RB	5.40%	11/15/27	6,215	5,570,318

Conner Creek Academy East;
Series 2007, Ref. Public School Academy RB	5.00%	11/01/26	2,440	1,871,700

Series 2007, Ref. Public School Academy RB	5.25%	11/01/31	2,250	1,663,538

Dearborn (City of) Economic Development Corp. (Henry Ford Village, Inc.);

Series 2008, Ref. Limited Obligation RB	7.00%	11/15/28	5,500	5,115,220

Series 2008, Ref. Limited Obligation RB	7.13%	11/15/43	7,700	6,880,797

East Lansing (City of) Economic Development Corp. (Burcham Hills); Series 2007 B-1, First Mortgage Limited Obligation RB	5.25%	07/01/37	1,725	1,236,014

Grand Blanc Academy; Series 2000, COP	7.75%	02/01/30	1,590	1,448,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Michigan–(continued)

Iron River (County of) Hospital Finance Authority (Iron County Community Hospitals);
Series 2008, Ref. Hospital RB	6.50%	05/15/33	$3,000	$2,560,230

Series 2008, Ref. Hospital RB	6.50%	05/15/40	3,380	2,777,448

John Tolfree Health System Corp.; Series 1999, Ref. Mortgage RB	6.00%	09/15/23	2,845	2,342,573

Kalamazoo (City of) Economic Development Corp. (Heritage Community);
Series 2007, Ref. Limited Obligation RB	5.38%	05/15/27	1,980	1,581,208

Series 2007, Ref. Limited Obligation RB	5.50%	05/15/36	1,500	1,116,495

Series 2007, Ref. Limited Obligation RB	5.13%	05/15/37	1,250	862,700

Michigan (State of) Strategic Fund (Detroit Edison Co.);
Series 1999 B, Ref. Limited Obligation PCR(a)	5.65%	09/01/29	3,000	3,000,660

Series 2002 C, Ref. Limited Obligation RB (INS–SYNCORA)(a)(d)	5.45%	12/15/32	2,325	2,199,287

Series 2003 A, Ref. Limited Obligation RB (INS–SYNCORA)(a)(d)	5.50%	06/01/30	4,450	4,353,969

Michigan (State of) Strategic Fund (Dow Chemical); Series 2003, Ref. Limited Obligation RB	6.25%	06/01/14	10,000	10,824,200

Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(a)	7.50%	01/01/21	3,070	2,808,927

Michigan State University; Series 2010 C, Ref. General RB(h)	5.13%	02/15/44	15,000	14,999,700

Pontiac Hospital Finance Authority (NOMC Obligated Group); Series 1993, Hospital RB(i)	6.00%	08/01/23	4,500	45

Star International Academy; Series 2003, COP	8.00%	03/01/33	3,000	3,094,830

Wenonah Park Properties, Inc. (Bay City Hotel);
Series 2002, RB	3.94%	04/01/22	3,485	856,752

Series 2002, RB	3.75%	04/01/33	11,620	2,853,988

Western Michigan University; Series 2008, General RB (INS–AGM)(d)(h)	5.00%	11/15/28	7,500	7,546,800

				91,883,454

Minnesota–3.53%
Albertville (City of) (Group for Affordable Housing); Series 2007, Ref. MFH RB	5.55%	09/01/42	3,445	2,790,932

Annadale (City of) Economic Development Authority (Annadale Care Center); Series 2007 A, Sr. Housing & Healthcare RB	5.90%	11/01/37	425	364,110

Apple Valley (City of) (Ecumen-Seasons at Apple Valley); Series 2010, Housing & Health Care RB	6.75%	03/01/40	2,500	2,368,150

Brooklyn Park (City of) (Prairie Seeds Academy); Series 2009 A, Lease RB	9.25%	03/01/39	7,250	7,867,265

Buffalo (City of) (Central Minnesota Senior Housing);

Series 2006 A, Health Care RB	5.38%	09/01/26	1,655	1,410,209

Series 2006 A, Ref. Health Care RB	5.50%	09/01/33	2,000	1,627,660

Cambridge (City of) (Grandview West);

Series 1998, Housing & Health Care Facilities RB	6.00%	10/01/33	3,000	2,583,060

Series 1998 A, Housing & Health Care Facilities RB	6.00%	10/01/28	1,410	1,240,053

Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/36	5,400	4,469,634

Columbia Heights (City of) (Crest View Corp.); Series 2007 A, Ref. MFH & Health Care Facilities RB	5.70%	07/01/42	5,000	3,505,150

Coon Rapids (City of) (Epiphany Sr. Citizens); Series 1998, Sr. Housing RB	6.00%	11/01/28	3,000	2,678,580

Cuyuna (City of) (Crosby Sr. Services); Series 2007 B, Sr. Housing RB	6.10%	10/01/47	5,000	4,253,900

Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB	7.00%	08/01/45	16,000	14,887,200

Detroit Lakes (City of) (CDL Homes);
Series 2004, Housing & Health Facilities RB	6.13%	08/01/34	1,435	1,251,607

Series 2004 B, Housing & Health Facilities RB	6.00%	08/01/24	840	791,246

Duluth (City of) Economic Development Authority (St. Luke’s Hospital);
Series 2002, Health Care Facilities RB	6.00%	06/15/12	300	302,757

Series 2002, Health Care Facilities RB	7.25%	06/15/22	2,500	2,506,925

Series 2002, Health Care Facilities RB	7.25%	06/15/32	7,130	6,966,652

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Lake Crystal (City of) (Ecumen-Second Century); Series 2006 A, Ref. Housing RB	5.70%	09/01/36	$2,500	$2,131,150

Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2003 RB, RB	5.88%	12/01/29	800	801,832

Minneapolis (City of) (Ivy Tower); Series 2005, Tax Increment Allocation RB	5.70%	02/01/29	1,000	632,310

Minneapolis (City of) (Providence);
Series 2007 A, Ref. Health Care Facilities RB	5.63%	10/01/27	5,475	4,899,085

Series 2007 A, Ref. Housing & Health Care Facilities RB	5.75%	10/01/37	7,345	6,290,258

Minneapolis (City of) (Riverton Community Housing);
Series 2006 A, Ref. Student Housing RB	5.60%	08/01/26	1,400	1,258,208

Series 2006 A, Ref. Student Housing RB	5.70%	08/01/40	3,100	2,537,753

Minnesota (State of) Agricultural & Economic Development Board (Evangelical); Series 2000, RB	6.63%	08/01/25	1,060	1,076,769

Moorhead (City of) (Sheyenne Crossing); Series 2006, Sr. Housing RB	5.65%	04/01/41	5,000	3,982,950

New Ulm (City of) Economic Development Authority (HADC Ridgeway); Series 2006, Ref. Housing Facilities RB	6.00%	06/01/41	2,300	2,089,389

Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program);
Series 2005, Ref. Governmental Housing RB	6.25%	07/01/40	5,000	4,319,800

Series 2006, Ref. Governmental Housing RB	5.45%	07/01/41	2,340	1,788,860

Series 2006, Ref. Governmental Housing Revenue	5.25%	07/01/26	850	717,740

Oak Park Heights (City of) (Oakgreen Commons); Series 2010, Housing RB	7.00%	08/01/45	2,000	1,816,000

Oakdale (City of) (Oak Meadows); Series 2004, Ref. Sr. Housing RB	6.25%	04/01/34	3,500	3,090,640

Orono (City of) (Orono Woods Apartments); Series 2006 A, Ref. Sr. Housing RB	5.40%	11/01/41	4,700	3,425,313

Oronoco (City of) (Wedum Shorewood Campus); Series 2006, MFH RB	5.40%	06/01/41	7,500	5,961,075

Pine City (City of) (Lakes International Language Academy); Series 2006 A, Lease RB	6.25%	05/01/35	1,100	920,821

Ramsey (City of) (Pact Charter School); Series 2004 A, Lease RB	6.75%	12/01/33	2,850	2,576,400

Saint Paul (City of) Housing & Redevelopment Authority (Hmong Academy);
Series 2006 A, Lease RB	5.75%	09/01/26	400	340,692

Series 2006 A, Lease RB	6.00%	09/01/36	2,000	1,622,680

Saint Paul (City of) Housing & Redevelopment Authority (New Spirit Charter School); Series 2002 A, Lease RB	7.50%	12/01/31	3,500	3,423,875

Sauk Rapids (City of) (Good Shepherd Lutheran Home); Series 2009, Health Care & Housing Facilities RB	7.50%	01/01/39	7,000	7,046,760

St. Paul (City of) Housing & Redevelopment Authority (Achieve Language Academy); Series 2003 A, Ref. Lease RB	7.00%	12/01/32	1,600	1,488,736

St. Paul (City of) Housing & Redevelopment Authority (Community Peace Academy); Series 2006 A, Lease RB	5.00%	12/01/36	4,825	3,526,448

St. Paul (City of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2006, Health Care Facilities RB	5.25%	05/15/36	2,700	2,334,771

St. Paul (City of) Housing & Redevelopment Authority (HealthEast); Series 2005, Hospital RB	6.00%	11/15/30	5,360	4,672,258

St. Paul (City of) Housing & Redevelopment Authority (Higher Ground Academy); Series 2004 A, Lease RB	6.88%	12/01/33	2,720	2,495,818

Series 2004 A, Ref. Lease RB	6.63%	12/01/23	890	857,088

Series 2009, Lease RB	8.50%	12/01/38	1,900	1,961,864

St. Paul (City of) Housing & Redevelopment Authority (Hope Community Academy); Series 2005 A, Lease RB	6.25%	12/01/33	2,185	1,733,492

St. Paul (City of) Housing & Redevelopment Authority (Hope Community Academy); Series 2004 A, Lease RB	6.75%	12/01/33	2,415	2,046,326

St. Paul (City of) Housing & Redevelopment Authority (Marian Center);
Series 2007, Ref. MFH RB	5.30%	11/01/30	1,000	787,860

Series 2007 A, MFH RB	5.38%	05/01/43	7,590	5,565,140

St. Paul (City of) Housing & Redevelopment Authority (Model Cities Health Center); Series 2001 A, Health Care RB	7.25%	11/01/26	4,035	3,895,550

St. Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller); Series 2007 A, RB	5.25%	10/01/42	2,000	1,512,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

St. Paul (Port of) (HealthEast Midway Campus-03);
Series 2005, Lease RB	5.88%	05/01/30	$1,250	$1,101,475

Series 2005 A, Lease RB	5.75%	05/01/25	1,700	1,547,680

Series 2005 B, Lease RB	6.00%	05/01/30	1,700	1,520,225

Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/24	1,000	770,220

Series 2004 A, Lease RB	6.60%	12/01/34	5,000	3,610,650

Vadnais Heights (City of) (Cottages Vadnais Heights); Series 1995, Ref. MFH RB(a)	7.00%	12/01/31	4,430	4,247,351

Victoria (City of) (Holy Family Catholic High School);
Series 1999 A, Private School Facility RB	5.85%	09/01/24	1,650	1,543,278

Series 1999 A, School Facilities RB	5.88%	09/01/29	4,500	4,013,325

				175,847,205

Mississippi–0.42%
Mississippi (State of) Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/22	5,000	4,926,150

Mississippi (State of) Business Finance Corp.; Series 2004, Air Cargo RB(a)	7.25%	07/01/34	1,595	1,263,320

Mississippi (State of) Home Corp. (Cleveland Personal Care); Series 2006 6-A, RB(a)	6.25%	12/01/35	4,600	3,575,396

Mississippi (State of) Home Corp. (Grove Apartments); Series 2007-1, RB(a)	3.13%	04/01/37	5,745	2,863,767

Mississippi (State of) Home Corp. (Kirkwood Apartments); Series 2003, RB(a)	3.40%	11/01/37	7,000	3,839,080

Mississippi (State of) Hospital Equipment & Facilities Authority (South Central); Series 2006, Ref. Improvement RB	5.25%	12/01/31	1,965	1,715,347

Mississippi (State of) Hospital Equipment & Facilities Authority (South West Mississippi Medical Center);

Series 2003, Ref. Improvement RB	5.75%	04/01/23	1,000	940,980

Series 2003, Ref. Improvement RB	5.75%	04/01/29	2,000	1,751,140

				20,875,180

Missouri–2.59%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB	7.00%	05/01/22	1,000	961,740

Series 2002, RB	7.20%	05/01/33	4,750	4,324,827

Arnold (City of) (Arnold Triangle Redevelopment Project);
Series 2009, Sales Tax Increment Allocation RB	6.50%	05/01/20	3,945	4,010,448

Series 2009 A, Real Property Tax Increment Allocation Bonds	7.75%	05/01/28	940	964,102

Ballwin (City of) (Ballwin Town Center); Series 2002 A, Ref. Improvement Tax Increment Allocation RB	6.50%	10/01/22	3,600	3,295,512

Branson (City of) Regional Airport Transportation Development District; Series 2007 B, Airport RB(a)	6.00%	07/01/37	28,600	10,623,470

Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.50%	04/01/22	1,455	1,148,868

Series 2007 A, Special Assessment RB	5.50%	04/01/27	1,500	1,078,065

Bridgeton (City of) Industrial Development Authority (Sarah Community); Series 1998, Sr. Housing RB	5.90%	05/01/28	3,000	2,443,260

Cape Giradeau (County of) Industrial Development Authority (Southeast Missouri Hospital);
Series 2002, Health Care Facilities RB(b)(c)	5.75%	06/01/12	30	31,901

Series 2002, Health Care Facilities RB	5.75%	06/01/32	245	232,324

Carthage (City of);
Series 2005, Hospital RB	5.88%	04/01/30	3,000	2,415,990

Series 2005, Hospital RB	6.00%	04/01/38	14,255	10,751,976

Cole (County of) Industrial Development Authority (Lutheran Senior Services-Heisinger); Series 2004, Sr. Living Facilities RB	5.50%	02/01/35	130	119,327

Dardenne Town Square Transportation Development District; Series 2006 A, Transportation Sales Tax RB	5.00%	05/01/36	3,190	1,583,707

Ellisville (City of) Industrial Development Authority (Gambrill Gardens Phase I); Series 2003, IDR	6.75%	04/01/33	2,390	2,072,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri–(continued)

Ellisville (City of) Industrial Development Authority (Gambrill Gardens); Series 1999, Ref. Improvement IDR	6.20%	06/01/29	$2,755	$2,305,577

Fenton (City of) (Gravois Bluffs);
Series 2001, Ref. Improvement Tax Increment Allocation RB(b)(c)	7.00%	10/01/11	1,925	2,015,225

Series 2002, Ref. Improvement Tax Increment Allocation RB(b)(c)	6.13%	10/01/12	4,550	4,921,416

Ferguson (City of) (Crossing at Halls Ferry); Series 2005, Ref. Tax Increment Allocation RB	5.00%	04/01/17	1,770	1,660,933

Good Shepherd Nursing Home District; Series 1998, Ref. Nursing Home Facilities RB	5.90%	08/15/23	3,275	2,878,430

Joplin (City of) Industrial Development Authority (Christian Homes, Inc. Obligated Group); Series 2007 F, Ref. IDR	5.75%	05/15/26	1,260	1,106,343

Kansas (City of) Industrial Development Authority (Plaza Library); Series 2004, RB	5.90%	03/01/24	5,000	4,648,050

Kansas City (City of) Industrial Development Authority (Brentwood Manor Apartments);
Series 2002 A, MFH RB(a)	6.95%	04/15/15	294	296,267

Series 2002 B, MFH RB(a)	7.25%	10/15/38	2,360	1,908,131

Kansas City (City of) Industrial Development Authority (Northwoods Apartments); Series 2004 A, MFH RB(a)	6.45%	05/01/40	2,465	1,983,092

Kansas City (City of) Industrial Development Authority (Walnut Grove Apartments);
Series 2000 B, MFH RB(a)	7.55%	06/15/12	125	127,763

Series 2000 B, MFH RB(a)	7.55%	06/15/22	990	992,188

Series 2000 B, MFH RB(a)	7.55%	06/15/35	3,430	3,252,875

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB	8.00%	05/15/29	5,000	5,037,850

Series 2010 A, Retirement Community RB	8.25%	05/15/39	2,500	2,529,975

Series 2010 A, Retirement Community RB	8.25%	05/15/45	23,000	23,231,150

Missouri (State of) Development Finance Board (Branson Landing);
Series 2004 A, Infrastructure Facilities RB	5.50%	12/01/24	1,000	1,022,920

Series 2004 A, Infrastructure Facilities RB	5.63%	12/01/28	1,500	1,515,615

Nevada (City of) (Regional Medical Center); Series 2001, Hospital RB(b)(c)	6.75%	10/01/11	20	20,929

Osage Beach (City of) (Prewitts Point); Series 2002, Tax Increment Allocation RB	6.75%	05/01/23	2,580	2,428,864

St. Joseph (City of) Industrial Development Authority (Living Community St. Joseph); Series 2002, Health Care RB	7.00%	08/15/32	6,750	6,107,197

St. Louis (County of) Industrial Development Authority (Ranken-Jordan); Series 2003 A, Health Care Facilities RB(b)(c)	6.63%	11/15/13	4,600	5,294,324

St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities IDR	6.38%	12/01/30	3,270	2,776,851

Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	6,030	4,906,430

				129,026,305

Montana–0.05%
Montana (State of) Facility Finance Authority (St. John’s Lutheran Ministries);
Series 2006 A, Senior Living RB	6.13%	05/15/36	2,000	1,558,920

Series 2006 A, Sr. Living RB	6.00%	05/15/25	1,000	853,750

				2,412,670

Nebraska–0.19%
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center);
Series 2010 B, Health Care Facilities RB	6.50%	06/01/30	5,000	4,777,700

Series 2010 B, Health Care Facilities RB	6.75%	06/01/35	5,000	4,742,950

				9,520,650

Nevada–0.91%
Boulder City (City of) (Boulder City Hospital Inc. Project); Series 1998, Refunding Hospital RB	5.85%	01/01/22	3,000	2,638,560

Clark (County of) (Homestead Boulder City); Series 1997, Assisted Facility Living RB	6.50%	12/01/27	4,950	4,628,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Nevada–(continued)

Clark (County of) Special Improvement District No. 142;
Series 2003, Local Improvement Bonds	6.10%	08/01/18	$1,855	$1,810,666

Series 2003, Local Improvement Bonds	6.38%	08/01/23	2,560	2,341,222

Director of the State of Nevada Department of Business & Industry (Las Vegas Monorail); Series 2000, Second Tier RB(i)	7.38%	01/01/40	8,000	16,000

Henderson (City of) Local Improvement District No. T-13;
Series 2002 A, Special Assessment Bonds	6.80%	03/01/22	910	833,533

Series 2002 B, Special Assessment Bonds	6.90%	03/01/22	2,905	2,681,925

Henderson (City of) Local Improvement District No. T-18; Series 2006, Special Assessment RB	5.30%	09/01/35	7,190	3,709,177

Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment RB	8.00%	06/15/30	10,800	12,000,312

Las Vegas (City of) Special Improvement District No. 505 (Elkhorn Springs); Series 1993, Special Assessment Bonds	8.00%	09/15/13	245	252,350

Las Vegas (City of) Special Improvement District No. 607;
Series 2004, Local Improvement Bonds	6.00%	06/01/19	960	885,715

Series 2004, Local Improvement Bonds	6.25%	06/01/24	1,345	1,147,715

Mesquite (City of) Special Improvement District No. 07-01 (Anthem at Mesquite); Series 2007, Local Improvement Special Assessment Bonds	6.15%	08/01/37	2,610	1,925,371

Reno (City of) Redevelopment Agency; Series 2007 C, Sub. Lien Tax Allocation Bonds	5.40%	06/01/27	5,425	3,919,074

Reno (City of) Special Assessment District No. 4 (Somersett Parkway); Series 2003, Special Assessment Bonds	6.63%	12/01/22	4,085	3,672,864

Sparks (City of) Local Improvement Districts No. 3 (Legends at Sparks Marina);
Series 2008, Limited Obligation Bonds	6.50%	09/01/20	935	894,814

Series 2008, Special Assessment Limited Obligation Bonds	6.75%	09/01/27	2,000	1,806,880

				45,164,973

New Hampshire–0.49%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	4,000	3,933,360

New Hampshire (State of) Business Finance Authority (Plymouth Cogeneration LP); Series 1993, Electric Facilities RB (Acquired 09/20/99, Cost $1,531,522)(a)(e)	7.75%	06/01/14	1,565	1,530,367

New Hampshire (State of) Business Finance Authority (United Illuminating Co.); Series 2009, PCR(a)(c)(g)	7.13%	02/01/12	3,000	3,115,500

New Hampshire (State of) Health & Education Facilities Authority (Health Care System- Covenant Health); Series 2004, RB	5.50%	07/01/34	1,735	1,641,206

New Hampshire (State of) Health & Education Facilities Authority (Speare Memorial Hospital);
Series 2004, Hospital RB	5.50%	07/01/25	1,055	975,970

Series 2004, Hospital RB	5.88%	07/01/34	2,650	2,425,518

New Hampshire (State of) Health & Education Facilities Authority (The Huntington at Nashua);
Series 2003 A, RB	6.88%	05/01/23	1,570	1,557,676

Series 2003 A, RB	6.88%	05/01/33	6,290	5,848,190

New Hampshire (State of) Health & Educational Facilities Authority (New England College); Series 1999, RB	6.13%	03/01/19	3,380	3,281,338

New Hampshire (State of) Housing Finance Authority; Series 1997 D, Single Family RB(a)	5.90%	07/01/28	140	140,043

				24,449,168

New Jersey–2.41%
Camden (County of) Improvement Authority (Health Care Redevelopment-Cooper Health); Series 2004 A, RB	5.75%	02/15/34	2,000	1,862,780

New Jersey (State of) Economic Development Authority (Arbor); Series 1998 A, Sr. Mortgage RB	6.00%	05/15/28	6,395	5,225,099

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(a)	6.25%	09/15/19	18,000	17,399,160

Series 1999, Special Facility RB(a)	6.40%	09/15/23	8,150	7,844,212

Series 1999, Special Facility RB(a)	6.25%	09/15/29	25,915	24,294,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey–(continued)

New Jersey (State of) Economic Development Authority (Cranes Mill);
Series 2008, First Mortgage RB	5.88%	07/01/28	$1,500	$1,378,365

Series 2008, First Mortgage RB	6.00%	07/01/38	1,500	1,334,805

New Jersey (State of) Economic Development Authority (Franciscan Oaks);
Series 1997, First Mortgage RB	5.70%	10/01/17	2,000	1,940,120

Series 1997, First Mortgage RB	5.75%	10/01/23	2,355	2,079,630

New Jersey (State of) Economic Development Authority (Kullman Association, LLC);
Series 1998 A, RB(a)	6.13%	06/01/18	2,100	1,903,734

Series 1999 A, RB(a)	6.75%	07/01/19	605	554,942

New Jersey (State of) Economic Development Authority (Lions Gate);
Series 2005 A, First Mortgage RB	5.75%	01/01/25	710	633,789

Series 2005 A, First Mortgage RB	5.88%	01/01/37	1,230	1,024,934

New Jersey (State of) Economic Development Authority (Presbyterian Home at Montgomery); Series 2001 A, First Mortgage RB	6.25%	11/01/20	1,560	1,465,542

New Jersey (State of) Economic Development Authority (Seashore Gardens Living Center);
Series 2006, First Mortgage RB	5.30%	11/01/26	750	623,475

Series 2006, First Mortgage RB	5.38%	11/01/36	900	677,259

New Jersey (State of) Economic Development Authority (The Millhouse); Series 2008 A, First Mortgage RB	7.50%	04/01/15	985	490,926

New Jersey (State of) Economic Development Authority (The Presbyterian Home at Montgomery); Series 2001 A, First Mortgage RB	6.38%	11/01/31	1,500	1,265,505

New Jersey (State of) Economic Development Authority (United Methodist Homes of New Jersey Obligated Group Issue); Series 1999, Economic Development RB	5.75%	07/01/29	7,000	5,952,660

New Jersey (State of) Economic Development Authority (United Methodist Homes);
Series 2003 A-1, Economic Development RB	6.13%	07/01/23	3,450	3,259,940

Series 2003 A-1, Economic Development RB	6.25%	07/01/33	5,800	5,200,454

New Jersey (State of) Economic Development Authority (Winchester Gardens at Ward Homestead).; Series 2004 A, Ref. First Mortgage RB	5.80%	11/01/31	2,000	1,909,520

New Jersey (State of) Health Care Facilities Financing Authority (Palisades Medical Center of New York Health Care); Series 2002, RB	6.63%	07/01/31	1,000	901,900

New Jersey (State of) Health Care Facilities Financing Authority (Pasack Valley Hospital Association);
Series 2003, RB(i)	6.00%	07/01/13	323	3

Series 2003, RB(i)	6.50%	07/01/23	428	4

Series 2003, RB(i)	6.63%	07/01/36	2,496	25

New Jersey (State of) Health Care Facilities Financing Authority (Raritan Bay Medical Center); Series 1994, RB	7.25%	07/01/14	1,130	1,065,466

New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	6.63%	07/01/38	11,300	11,109,595

New Jersey (State of) Tobacco Settlement Financing Corp.; Series 2007 1-A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/41	26,575	15,980,079

Tobacco Settlement Financing Corp.; Series 2007 1A, RB	5.00%	06/01/29	3,800	2,669,614

				120,048,331

New Mexico–0.67%
Bernalillo (County of) (Solar Villas Apartments); Series 1997 F, Sr. MFH RB	7.25%	10/15/22	1,245	1,259,181

Cabezon Public Improvement District;
Series 2005, Special Levy RB	6.00%	09/01/24	1,505	1,313,007

Series 2005, Special Levy Tax	6.30%	09/01/34	1,495	1,235,707

Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/40	10,000	9,512,100

New Mexico (State of) Eastern Regional Housing Authority (Wildewood Apartments); Series 2000 A, MFH RB	7.50%	12/01/30	2,135	2,147,490

New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/40	6,000	5,595,120

New Mexico (State of) Hospital Equipment Loan Council (Rehoboth); Series 2007 A, Hospital RB	5.25%	08/15/26	2,000	1,592,880

New Mexico (State of) Income Housing Authority (Brentwood Gardens Apartments); Series 2001 A, MFH RB(a)	6.85%	12/01/31	4,455	4,046,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Mexico–(continued)

RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. MFH Mortgage RB	7.13%	12/15/27	$2,440	$2,397,056

San Juan (County of) (Apple Ridge Apartments); Series 2002 A, MFH RB(a)	7.25%	12/01/31	3,110	2,988,865

Ventana West Public Improvement District; Series 2004, Special Levy RB	6.88%	08/01/33	1,500	1,352,520

				33,440,536

New York–5.96%
Amherst (Town of) Industrial Development Agency (Shaary Zedek); Series 2006, Ref. Civic Facility RB	7.00%	06/15/36	2,240	2,111,088

Brookhaven (Town of) Industrial Development Agency (The Woodcrest Estates Facility);
Series 1998 A, Sr. Residential Housing RB(a)	6.25%	12/01/23	1,280	1,194,586

Series 1998 A, Sr. Residential Housing RB(a)	6.38%	12/01/37	8,660	7,327,399

Brooklyn (City of) Arena Local Development Corp. (Barclays Center);
Series 2009, CAB RB(f)	0.00%	07/15/31	3,890	1,043,843

Series 2009, CAB RB(f)	0.00%	07/15/32	8,500	2,094,485

Series 2009, CAB RB(f)	0.00%	07/15/33	3,915	884,164

Series 2009, CAB RB(f)	0.00%	07/15/34	2,000	417,880

Series 2009, CAB RB(f)	0.00%	07/15/44	23,805	2,288,851

Series 2009, CAB RB(f)	0.00%	07/15/45	27,410	2,400,568

Series 2009, CAB RB(f)	0.00%	07/15/46	9,700	778,037

Dutchess (County of) Industrial Development Agency (St. Francis Hospital); Series 2004 A, Ref. Civic Facility RB	7.50%	03/01/29	5,905	5,609,573

Monroe (County of) Industrial Development Agency (Cloverwood Senior Living);
Series 2003 A, Civic Facility RB(b)(c)	6.88%	05/01/13	805	903,250

Series 2003 A, Civic Facility RB	6.75%	05/01/23	2,000	1,830,660

Series 2003 A, Civic Facility RB	6.88%	05/01/33	4,195	3,762,957

Mount Vernon (City of) Industrial Development Agency (Wartburg Senior Housing, Inc./Meadowview); Series 2009, Civic Facilities RB	6.20%	06/01/29	1,000	863,720

Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2007 A, Continuing Care Retirement Community IDR	6.70%	01/01/43	29,500	26,295,415

Series 2007 A, Continuing Care Retirement Community RB	6.50%	01/01/27	2,750	2,581,810

New York (City of) Industrial Development Agency (7 World Trade Center, LLC); Series 2005 A, Liberty RB	6.50%	03/01/35	16,960	15,952,576

New York (City of) Liberty Development Corp. (National Sports Museum); Series 2006 A, Liberty RB (Acquired 08/07/06, Cost $2,121,407)(e)(i)	6.13%	02/15/19	2,500	25

New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2008, Non State Supported Debt RB	6.50%	12/01/21	10,100	10,178,073

Series 2008, Non State Supported Debt RB	6.13%	12/01/29	2,125	2,014,861

Series 2008, RB	6.25%	12/01/37	7,275	6,714,388

New York (State of) Dormitory Authority (Winthrop S. Nassau University); Series 2003, RB	5.75%	07/01/28	4,695	4,705,798

New York (State of) Dormitory Authority (Winthrop University Hospital Association); Series 2003 A, RB	5.50%	07/01/23	4,000	4,007,520

New York (State of) Energy Research & Development Authority; Series 1993, RB(m)	11.98%	04/01/20	2,500	2,588,700

New York (State of) Environmental Facilities Corp; Series 2009 A, State Clean Water & Drinking RB(h)	5.00%	06/15/34	20,000	20,140,400

New York (State of) Environmental Facilities Corp; Series 2009 A, State Clean Water & Drinking(h)	5.00%	06/15/30	15,000	15,497,850

New York City (City of) Industrial Development Agency (7 World Trade Center); Series 2005 A, Liberty RB	6.25%	03/01/15	23,000	23,010,810

New York City (City of) Industrial Development Agency (A Very Special Place Inc.); Series 2003 A, Civic Facility RB	7.00%	01/01/33	2,650	2,370,584

New York City (City of) Industrial Development Agency (Polytechnic University); Series 2007, Civic Facility Ref. RB (INS–ACA)(d)	5.25%	11/01/37	13,550	12,338,765

New York City (City of) Industrial Development Agency (PSCH Inc.); Series 2003, RB	6.38%	07/01/33	1,275	1,069,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York City (City of) Industrial Development Agency (Queens Baseball Stadium);
Series 2006, PILOT Bonds (INS–AMBAC)(d)	5.00%	01/01/26	$5,000	$4,574,900

Series 2006, PILOT IDR (INS–AMBAC)(d)	5.00%	01/01/46	19,220	15,076,168

Series 2006, PILOT RB (INS–AMBAC)(d)	5.00%	01/01/39	4,075	3,268,435

New York City (City of) Industrial Development Agency (Visy Paper Inc.); Series 1995, RB(a)	7.95%	01/01/28	7,500	7,278,675

New York City (City of) Industrial Development Agency; Series 2002 C, Civic Facility RB	6.80%	06/01/28	5,000	5,163,450

New York City (City of) Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/49	5,000	5,004,600

Newark-Wayne Community Hospital Inc.; Series 1993 A, Ref. Improvement Hospital RB	7.60%	09/01/15	1,190	1,181,968

Orange (County of) Industrial Development Agency (Arden Hill Life Care Center); Series 2001 A, Civic Facility RB	7.00%	08/01/31	4,000	3,392,080

Port Authority of New York & New Jersey (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	18,500	18,031,950

Port Authority of New York & New Jersey; Series 2006 144th, Consolidated RB(h)	5.00%	10/01/35	13,650	13,525,376

Seneca (County of) Industrial Development Agency (Seneca Meadows, Inc.); Series 2005, Solid Waste Disposal RB(a)(c)(e)(g)	6.63%	10/01/13	9,270	9,231,159

Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(e)	5.50%	01/01/37	2,500	1,761,450

Suffolk (County of) Industrial Development Agency (Gerwin Jewish-Phase II); Series 2004, Civic Facility RB	6.70%	05/01/39	1,945	1,808,694

Suffolk (County of) Industrial Development Agency (Medford Hamlet Assisted Living); Series 2005, Assisted Living Facility RB(a)	6.38%	01/01/39	7,680	5,650,099

Sullivan (County of) Industrial Development Agency (Hebrew Academy Special Children); Series 2002, Civic Facility RB	7.50%	06/01/32	4,270	3,836,253

Syracuse (City of) Industrial Development Agency (Jewish Home of Central New York, Inc.);
Series 2001 A, First Mortgage RB	7.38%	03/01/21	1,350	1,301,589

Series 2001 A, First Mortgage RB	7.38%	03/01/31	3,325	2,971,021

UTICA (City of) Industrial Development Agency (UTICA College Civic Facility);
Series 2001, Civic Facility RB	6.75%	12/01/21	2,315	2,336,344

Series 2001, Civic Facility RB	6.85%	12/01/31	3,750	3,675,113

Westchester (County of) Industrial Development Agency (Kendal on Hudson); Series 2003 A, Continuing Care Retirement Mortgage IDR	6.38%	01/01/24	5,000	4,768,800

				296,815,911

North Carolina–0.77%
Halifax (County of) Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2001 A, RB(a)	5.90%	09/01/25	1,000	1,000,990

Johnston Memorial Hospital Authority (Johnston Memorial Hospital); Series 2008, (INS–AGM)(d)(h)	5.25%	10/01/28	5,125	5,226,526

Series 2008, RB (INS–AGM)(d)(h)	5.25%	10/01/36	8,000	7,850,480

North Carolina (State of) Medical Care Commission (Arbor Acres Community); Series 2002, First Mortgage Health Care Facilities RB(b)(c)	6.25%	03/01/12	1,000	1,064,880

North Carolina (State of) Medical Care Commission (Baptist Retirement); Series 2001, First Mortgage Health Care Facilities RB	6.40%	10/01/31	7,050	6,202,308

North Carolina (State of) Medical Care Commission (Forest at Duke); Series 2002, First Mortgage Retirement Facilities RB(b)(c)	6.38%	09/01/32	3,000	3,246,690

North Carolina (State of) Medical Care Commission (Galloway Ridge); Series 2010 A, First Mortgage Retirement Facilities RB	6.00%	01/01/39	1,520	1,349,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Carolina–(continued)

North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield); Series 2005 A, Health Care Facilities RB	6.13%	10/01/35	$7,150	$5,306,230

North Carolina (State of) Medical Care Commission (Village at Brookwood); Series 2007, Ref. First Mortgage Retirement Facilities RB	5.25%	01/01/32	9,650	7,238,561

				38,486,516

North Dakota–0.19%
Fargo (City of) (Trollwood Village);
Series 2001 A, Ref. MFH RB(a)	7.25%	09/01/21	495	390,605

Series 2001 A, Ref. MFH RB(a)	7.40%	09/01/26	765	568,074

Series 2001 A, Ref. MFH RB(a)	7.60%	09/01/31	2,120	1,521,821

Grand Forks (City of) (4000 Valley Square);
Series 2006, Ref. Senior Housing RB	5.30%	12/01/34	2,400	1,805,304

Series 2006, Ref. Sr. Housing RB	5.20%	12/01/26	1,545	1,253,922

Traill (County of) (Hillsboro Medical Center); Series 2007, Health Care RB	5.50%	05/01/42	5,570	4,018,476

				9,558,202

Ohio–2.03%
Adams (County of) (Adams County Hospital); Series 2005, Facility Improvement RB	6.50%	09/01/36	20,455	14,496,049

Akron, Bath & Copley (Joint Township of) Hospital District (Summa Hospital); Series 1998 A, Hospital Facilities RB	5.38%	11/15/24	1,500	1,440,120

Athens (City of) (O’Bleness Memorial Hospital District);
Series 2003 A, Ref. Improvement Hospital Facilities RB	6.90%	11/15/23	4,000	3,925,280

Series 2003 A, Ref. Improvement Hospital Facilities RB	7.13%	11/15/33	12,650	11,864,055

Buckeye (City of) Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/47	24,035	16,010,675

Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion);
Series 2007 A, Health Care RB	5.75%	11/01/22	1,000	934,920

Series 2007 A, Health Care RB	6.00%	11/01/38	2,550	2,071,008

Cleveland-Cuyahoga (County of) Port Authority; Series 2001, Special Assessment Tax Increment RB	7.35%	12/01/31	5,000	4,774,000

Cuyahoga (County of) (Eliza Jennings Senior Care Network);
Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	1,355	1,172,698

Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/37	5,000	4,204,250

Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/42	3,645	3,064,643

Cuyahoga (County of) (Franciscan Community Inc.); Series 2004 C, Health Care Facilities RB	6.25%	05/15/32	3,500	2,905,070

Hamilton (County of) (Garden Hill/Washington Park Apartments); Series 1996, MFH RB(a)(i)	7.75%	10/01/21	1,955	16,559

Lorain (County of) Port Authority (U.S. Steel Corp. Project); Series 2010, Recovery Zone Facility RB	6.75%	12/01/40	7,500	7,461,750

Lucas (County of) (Sunset Retirement Communities);
Series 2000 A, Ref. & Improvement Health Care Facilities RB	6.50%	08/15/20	1,500	1,506,975

Series 2000 A, Ref. & Improvement Health Care Facilities RB	6.55%	08/15/24	1,000	1,001,960

Lucas (County of) (Sunset Retirement); Series 2000, Ref. Improvement Health Care Facilities RB	6.63%	08/15/30	500	500,405

Montgomery (County of) (St. Leonard);
Series 2010, Ref. & Improvement Health Care MFH RB	6.63%	04/01/40	5,000	4,645,550

Series 2010, Ref. Improvement MFH RB	6.38%	04/01/30	2,000	1,875,260

Norwood (City of) (Cornerstone at Norwood); Series 2006, Tax Increment Allocation RB	6.20%	12/01/31	7,340	5,843,301

Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 A, RB	6.75%	01/15/39	6,000	6,169,920

Pinnacle Community Infrastructure Financing Authority;
Series 2004 A, Facilities RB	6.00%	12/01/22	829	707,411

Series 2004 A, Facilities RB	6.25%	12/01/36	2,000	1,507,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Ohio–(continued)

Tuscarawas (County of) (Twin City Hospital);
Series 2007, Hospital Facilities RB(i)	6.10%	11/01/22	$1,500	$824,400

Series 2007, Hospital Facilities RB(i)	6.20%	11/01/27	1,670	917,832

Series 2007, Hospital Facilities RB(i)	6.35%	11/01/37	2,250	1,236,600

				101,078,091

Oklahoma–0.59%
Atoka (County of) Health Care Authority (Atoka Memorial Hospital); Series 2007, Hospital RB	6.63%	10/01/37	3,405	2,756,722

Citizen Potawatomi Nation; Series 2004 A, Sr. Obligation Tax RB	6.50%	09/01/16	2,470	2,347,834

Oklahoma (County of) Finance Authority (Concordia); Series 2005 A, Retirement Facility RB	6.00%	11/15/38	5,500	4,575,340

Oklahoma (State of) Development Finance Authority (Comanche Community Hospital); Series 2002 B, RB	6.38%	07/01/21	2,500	2,547,400

Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center);
Series 2007, Hospital RB	5.00%	12/01/27	3,500	3,112,585

Series 2007, Hospital RB	5.13%	12/01/36	9,430	7,962,975

Tulsa (County of) Industrial Authority (Montereau, Inc.);
Series 2010 A, Senior Living Community RB	7.25%	11/01/40	3,000	2,886,720

Series 2010 A, Senior Living Community RB	7.25%	11/01/45	3,500	3,342,220

				29,531,796

Oregon–0.92%
Clastop Care Center Health District;
Series 1998, Sr. Housing RB	6.00%	08/01/14	690	681,175

Series 1998, Sr. Housing RB	6.88%	08/01/28	6,145	5,368,088

Douglas (County of) Hospital Facility Authority (Elderly Housing-Forest Glen); Series 1997 A, RB(i)	7.50%	09/01/27	1,600	1,079,312

Gillam (County of) (Waste Management); Series 2002, Solid Waste Disposal RB(a)	5.25%	07/01/29	9,220	8,733,922

Multnomah (County of) Hospital Facilities Authority (Terwilliger Plaza); Series 1999, RB(e)	6.50%	12/01/29	8,500	8,331,275

Oregon (State of) Health, Housing, Educational & Cultural Facilities Authority (St. Anthony Village Housing); Series 1998 A, RB(a)	7.25%	06/01/28	7,890	7,277,815

Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Hydroelectric Tribal Economic Development RB(e)	6.38%	11/01/33	3,000	2,981,880

Yamhill (County of) Hospital Authority (Friendsview Retirement Community); Series 2003, RB(b)(c)	7.00%	12/01/13	9,925	11,598,156

				46,051,623

Pennsylvania–3.68%
Allegheny (County of) Hospital Development Authority (West Pennsylvania Health System); Series 2007 A, RB	5.38%	11/15/40	15,075	9,714,631

Allegheny (County of) Industrial Development Authority (AFCO Cargo PIT, LLC);
Series 1999, Cargo Facilities Lease RB(a)	6.63%	09/01/24	1,665	1,409,922

Series 2003, Lease RB(a)	7.75%	09/01/31	6,475	5,884,286

Allegheny (County of) Industrial Development Authority; Series 2009, Ref. Environmental Improvement RB	6.88%	05/01/30	2,400	2,438,808

Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/23	1,500	1,352,280

Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. First Mortgage RB(a)	6.13%	11/01/34	4,830	3,848,351

Blair (County of) Industrial Development Authority (Village of Pennsylvania State); Series 2002 A, First Mortgage RB(i)	7.00%	01/01/34	4,275	2,671,020

Bucks (County of) Industrial Development Authority (Ann’s Choice, Inc. Facility);
Series 2005 A, Retirement Community RB	6.13%	01/01/25	1,500	1,431,900

Series 2005 A, Retirement Community RB	6.25%	01/01/35	5,850	5,233,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Bucks (County of) Industrial Development Authority (Chandler);
Series 1999, First Mortgage Health Care Facilities RB	6.10%	05/01/14	$825	$810,728

Series 1999, First Mortgage Health Care Facilities RB	6.20%	05/01/19	1,900	1,762,858

Series 1999, First Mortgage Health Care Facilities RB	6.30%	05/01/29	3,450	2,825,585

Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 1999, Ref. First Mortgage RB	6.38%	12/01/19	1,000	1,000,620

Series 1999, Ref. First Mortgage RB	6.38%	12/01/24	2,500	2,437,675

Chester (County of) Health & Education Facilities Authority (Jenner’s Pond, Inc.);
Series 2002, Sr. Living Facility RB(b)(c)	7.25%	07/01/12	2,250	2,491,830

Series 2002, Sr. Living Facility RB(b)(c)	7.63%	07/01/12	2,200	2,447,280

Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.13%	01/01/45	8,220	7,151,893

Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB	5.00%	01/01/36	11,080	9,091,029

Dauphin (County of) General Authority (Riverfront Office); Series 1998, Office & Package RB	6.00%	01/01/25	8,175	6,371,186

Fulton (County of) Industrial Development Authority (The Fulton County Medical Center);
Series 2006, Hospital RB	5.88%	07/01/31	2,500	2,104,325

Series 2006, Hospital RB	5.90%	07/01/40	3,800	3,017,504

Harrisburg (City of) Authority (Harrisburg University of Science); Series 2007 B, University RB	6.00%	09/01/36	8,500	7,152,240

Hazelton (City of) Health Services Authority (St. Joseph Medical Center); Series 1996, Hospital RB	6.20%	07/01/26	2,230	2,170,682

Indiana (County of) Industrial Development Authority (PSEG Power LLC); Series 2001, PCR(a)	5.85%	06/01/27	2,200	2,136,486

Lancaster (County of) Hospital Authority (St. Anne’s Home for the Aged, Inc.); Series 1999, Health Center RB	6.63%	04/01/28	1,000	884,420

Lehigh (County of) General Purpose Authority (Bible Fellowship Church Home Inc.);
Series 2001, First Mortgage RB	7.63%	11/01/21	1,200	1,221,480

Series 2001, First Mortgage RB	7.75%	11/01/33	3,000	3,002,340

Lehigh (County of) General Purpose Authority (KidsPeace Obligated Group); Series 1998, RB	6.00%	11/01/23	9,085	6,709,272

Lehigh (County of) Industrial Development Authority (Bible Fellowship); Series 1999 A, First Mortgage RB	6.00%	12/15/23	2,000	1,787,400

Lehigh (County of) Industrial Development Authority (KidsPeace Obligated Group);
Series 1998, RB	6.00%	11/01/18	3,000	2,570,880

Series 1999, RB	6.20%	11/01/14	2,950	2,778,900

Lehigh (County of) Industrial Development Authority (Lifepath, Inc.);
Series 1998, Health Facility RB	6.10%	06/01/18	2,355	2,035,850

Series 1998, Health Facility RB	6.30%	06/01/28	4,000	2,950,120

Montgomery (County of) (Adv. Geriatric); Series 1993 A, Health Care RB	8.38%	07/01/23	2,775	2,776,471

Montgomery (County of) Higher Education & Health Authority (AHF/Montgomery Inc.); Series 2006, Ref. Improvement RB	6.88%	04/01/36	8,275	6,651,528

Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	7.00%	12/01/35	6,000	6,039,600

Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care);
Series 2005, Mortgage RB	6.00%	02/01/21	1,085	975,925

Series 2005, Mortgage RB	6.13%	02/01/28	1,500	1,272,225

Series 2005, Mortgage RB	6.25%	02/01/35	17,755	14,416,350

Montgomery (County of) Industrial Development Authority (Wordsworth Academy); Series 1994, RB	7.75%	09/01/14	1,535	1,536,520

Mt. Lebanon Hospital Authority (St. Clair Memorial Hospital); Series 2002 A, RB	5.63%	07/01/32	1,600	1,560,096

Northeastern Pennsylvania Hospital & Education Authority (Oakwood Terrace);
Series 1999, Health Care RB	7.13%	10/01/29	3,350	3,002,303

Series 2005, Health Care RB (Acquired 12/27/05, Cost $1,575,000)(e)	6.50%	10/01/32	1,575	1,328,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Pennsylvania (State of) Economic Development Financing Authority (Amtrak);
Series 2001 A, Exempt Facilities RB(a)	6.50%	11/01/16	$2,650	$2,690,837

Series 2001 A, Exempt Facilities RB(a)	6.13%	11/01/21	2,900	2,933,553

Series 2001 A, Exempt Facilities RB(a)	6.38%	11/01/41	1,000	1,001,960

Pennsylvania (State of) Higher Educational Facilities Authority (Student Association, Inc. at California University of Pennsylvania); Series 2000 A, Student Housing RB	6.75%	09/01/32	1,965	1,978,224

Philadelphia (City of) Authority for Industrial Development (Baptist Home of Philadelphia);
Series 1998 A, Health Care Facility RB	5.50%	11/15/18	1,950	1,498,166

Series 1998 A, Health Care Facility RB	5.60%	11/15/28	5,485	2,632,252

Philadelphia (City of) Authority for Industrial Development; Series 1990, Commercial Development Remarketing RB(a)	7.75%	12/01/17	11,550	11,556,814

Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Centralized Company Human Services, Inc.);
Series 2002 A, RB	6.13%	01/01/13	930	899,626

Series 2002 A, RB	7.25%	01/01/21	4,000	3,771,240

Susquehanna Area Regional Airport Authority; Series 2008 A, Airport System RB(a)	6.50%	01/01/38	4,300	4,027,036

				183,445,849

Puerto Rico–0.27%
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2004 I, RB(b)(c)	5.25%	07/01/14	75	84,617

Puerto Rico (Commonwealth of) Sales Tax Financing Corp.; First Sub.

Series 2010 C, Sales Tax CAB RB(f)	0.00%	08/01/38	53,500	8,732,270

Series 2010 A, Salex Tax CAB RB(f)	0.00%	08/01/36	23,650	4,449,274

				13,266,161

Rhode Island–0.16%
Rhode Island (State of) Economic Development Corp. (Providence Place); Series 2000, Sub. Obligation RB	7.25%	07/01/20	3,825	3,637,422

Tobacco Settlement Corp.; Series 2002 A, Asset-Backed RB	6.25%	06/01/42	4,800	4,187,568

				7,824,990

South Carolina–1.10%
Lancaster (County of) (Edenmoor Improvement District); Series 2006, Assessment RB(e)(i)	5.75%	12/01/37	4,860	1,599,912

Lancaster (County of) (Sun City Carolina Lakes); Series 2006, Assessment RB	5.45%	12/01/37	1,480	1,133,073

Lauren County School District No. 055; Series 2005, Installment Purchase RB	5.25%	12/01/30	4,080	3,831,446

Myrtle Beach (City of) (Myrtle Beach Air Force Base);
Series 2006 A, Tax Increment RB	5.25%	10/01/26	975	661,109

Series 2006 A, Tax Increment RB	5.30%	10/01/35	1,250	751,275

Richland (County of) (International Paper); Series 2003 A, Ref. Environmental Improvement RB(a)	6.10%	04/01/23	7,600	7,630,628

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	5,000	5,055,100

Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	19,700	19,703,152

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Care);
Series 2003 C, Hospital Facilities RB(b)(c)	6.38%	08/01/13	4,005	4,512,434

Series 2003 C, Hospital Facilities RB(b)(c)	6.38%	08/01/13	495	560,142

South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman); Series 2007 A, RB	6.00%	11/15/37	3,700	1,877,380

South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/26	2,500	1,980,150

South Carolina (State of) Jobs-Economic Development Authority (Westminster); Series 2005, Ref. Economic Development Improvement RB	5.38%	11/15/30	750	575,445

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Carolina–(continued)

South Carolina (State of) Jobs-Economic Development Authority (Woodlands at Furman);
Series 2007 A, RB	6.00%	11/15/27	$2,000	$1,144,040

Series 2007 A, RB	6.00%	11/15/42	7,800	3,851,406

				54,866,692

South Dakota–0.23%
Keystone (Town of) (Water Quality Management Corp.); Series 1998 A, Economic Development RB(a)	6.00%	12/15/18	870	786,263

Minnehaha (County of) (Bethany Lutheran Home);
Series 2002 A, Health Care Facilities RB(b)(c)	7.00%	12/01/12	3,750	4,142,850

Series 2007, Ref. Health Facilities RB	5.38%	12/01/27	1,250	1,035,362

Sioux Falls (City of) (Dow Rummel Village);
Series 2002 A, Health Facilities RB(b)(c)	6.63%	11/15/12	1,750	1,906,450

Series 2002 A, Health Facilities RB(b)(c)	6.75%	11/15/12	3,250	3,547,407

				11,418,332

Tennessee–1.35%
Johnson City (City of) Health & Educational Facilities Board (Appalachian Christian Village);
Series 2004 A, Retirement Facilities RB	6.00%	02/15/24	1,000	906,960

Series 2004 A, Retirement Facilities RB	6.25%	02/15/32	2,950	2,545,201

Series 2004 A, Retirement Facility RB	6.00%	02/15/19	1,015	980,145

Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance);
Series 2000 A, Ref. First Mortgage Hospital RB(b)(c)	7.50%	07/01/12	4,000	4,403,360

Series 2000 A, Ref. First Mortgage Hospital RB(b)(c)	7.50%	07/01/12	5,000	5,504,200

Knox (County of) Health & Educational Facilities Board (Baptist Health System East Tennessee); Series 2002, Hospital Facilities RB	6.50%	04/15/31	2,500	2,594,975

Memphis (City of) Health Educational & Housing Facility Board (Hilldale Apartments); Series 2007, MFH RB(a)	6.70%	11/01/37	4,445	3,384,645

Metropolitan Government of Nashville & Davidson (County of) Health & Educational Facilities Board (Blakeford at Green Hills); Series 1998, RB	5.65%	07/01/24	4,650	3,999,093

Shelby (County of) Health Educational & Housing Facilities Board (Germantown Village);
Series 2003 A, Residential Care RB	6.38%	12/01/13	1,100	1,069,244

Series 2003 A, Residential Care RB	7.00%	12/01/23	3,650	3,267,042

Shelby (County of) Health Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, Health Care Facility RB	6.38%	11/15/25	3,700	3,371,255

Shelby (County of) Health Educational & Housing Facilities Board (The Village at Germantown);
Series 2003 A, Residential Care Facility Mortgage RB	7.25%	12/01/34	14,800	13,400,808

Series 2006, Residential Care Facility Mortgage RB	6.25%	12/01/34	750	607,560

Shelby (County of) Health Educational & Housing Facilities Board (Trezevant Manor);
Series 2006 A, RB	5.63%	09/01/26	1,000	914,570

Series 2006 A, RB	5.75%	09/01/37	2,000	1,632,820

Sullivan (County of) Health Educational & Housing Facilities Board (Wellmont Health System); Series 2002, Hospital RB(b)(c)	6.25%	09/01/12	4,500	4,883,670

Trenton (City of) Health, & Educational Facilities Board (RHA/Trenton MR, Inc.); Series 2009, RB	9.25%	04/01/39	13,585	13,714,873

				67,180,421

Texas–11.35%
ABIA Development Corp. (Austin Belly Port Development, LLC); Series 1998 A, Airport Facilities RB(a)	6.50%	10/01/23	6,195	5,218,172

Abilene (City of) Health Facilities Development Corp. (Sears Methodist Retirement System Obligated Group);
Series 2003 A, Retirement Facilities RB	6.75%	11/15/28	2,000	1,664,660

Series 2003 A, Retirement Facilities RB	7.00%	11/15/33	5,000	4,171,800

Alliance Airport Authority Inc. (American Airlines Inc.); Series 2007, Ref. Special Facilities RB(a)	5.25%	12/01/29	4,000	2,846,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Angelina & Neches River Authority (Aspen Power LLC); Series 2007 A, Industrial Development Corp. Environmental RB(a)	6.50%	11/01/29	$9,480	$5,729,048

Atlanta (City of) Hospital Authority;
Series 1999, Hospital Facilities RB	6.70%	08/01/19	865	864,905

Series 1999, Hospital Facility RB	6.75%	08/01/29	3,735	3,259,534

Austin (City of) Convention Enterprises, Inc.; Series 2006 B, Ref. Convention Center Hotel Second Tier RB(e)	5.75%	01/01/34	9,060	7,737,965

Austin-Bergstrom Landhost Enterprises Inc.; Series 1999 A, Sr. Airport & Hotel RB	3.38%	04/01/27	2,920	1,654,998

Bexar (County of) Health Facilities Development Corp. (Army Retirement Residence);
Series 2002, RB(b)(c)	6.13%	07/01/12	750	808,643

Series 2002, RB(b)(c)	6.30%	07/01/12	1,000	1,080,520

Bexar (County of) Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, MFH RB(a)	7.00%	01/01/39	4,140	3,602,214

Bexar (County of); Series 2009, Ctfs. of Obligation(h)	5.00%	06/15/33	20,000	20,691,800

Brazoria (County of) Brazos River Harbor Navigation (The Dow Chemical Co.); Series 2002 A 4, Environmental Facilities RB(a)(c)(g)	5.95%	05/15/33	6,000	5,915,760

Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	7,465	7,111,831

Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB	6.25%	12/01/45	5,000	4,257,300

Dallas (County of) Flood Control District No. 1;
Series 1989, Ref. Unlimited Tax CAB GO Bonds(e)(f)	0.00%	08/01/11	1,825	1,803,611

Series 2002, Ref. Unlimited Tax GO Bonds	7.25%	04/01/32	9,445	9,582,519

Dallas-Fort Worth (Cities of) International Airport Facilities Improvement Corp. (American Airlines, Inc.);
Series 1995, RB	6.00%	11/01/14	13,335	12,961,353

Series 2007, Ref. RB(a)	5.50%	11/01/30	20,100	14,804,856

Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2004 A, Hospital RB	7.00%	09/01/25	10,500	10,275,825

Series 2004 A, Hospital RB	7.13%	09/01/34	7,250	6,854,875

Grand Prairie (City of) Housing Finance Corp. (Independent Senior Living Center);
Series 2003, Priority Lien RB	7.50%	07/01/17	1,110	1,100,543

Series 2003, Priority Lien RB	7.63%	01/01/20	655	646,282

Series 2003, Priority Lien RB	7.75%	01/01/34	6,795	6,467,685

Series 2003, Sub. Lien CAB RB	0.00%	07/01/17	610	29,585

Series 2003, Sub. Lien CAB RB	0.00%	01/01/20	345	16,733

Series 2003, Sub. Lien CAB RB	0.00%	01/01/34	3,595	174,358

Grapevine (City of) Industrial Development Corp. (Air Cargo); Series 2002, Sr. RB(a)	6.50%	01/01/24	1,850	1,728,640

Gregg (County of) Health Facilities Development Corp. (Good Shepherd);
Series 2002 A, Hospital RB(b)(c)	6.38%	10/01/12	1,830	1,995,157

Series 2002 A, Hospital RB(b)(c)	6.50%	10/01/12	1,220	1,332,508

Series 2002 A, Hospital RB	6.38%	10/01/21	1,170	1,186,743

Series 2002 A, Hospital RB	6.50%	10/01/26	2,070	2,081,675

Series 2002 A, Hospital RB	6.50%	10/01/29	780	784,376

HFDC of Central Texas, Inc. (Legacy at Willow Bend);
Series 2006 A, Retirement Facilities RB	5.63%	11/01/26	8,100	6,789,339

Series 2006 A, Retirement Facilities RB	5.75%	11/01/36	3,155	2,447,397

HFDC of Central Texas, Inc. (Sears Tyler Methodist);
Series 2009 A, RB	7.75%	11/15/29	4,910	4,710,359

Series 2009 A, RB	7.75%	11/15/44	15,345	14,156,837

HFDC of Central Texas, Inc. (Village at Gleannloch Farms);
Series 2006 A, Retirement Facilities RB	5.50%	02/15/27	4,300	3,376,016

Series 2006 A, Retirement Facilities RB	5.50%	02/15/37	14,000	9,859,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/33	$1,500	$1,296,915

Series 2008, RB	6.00%	02/15/38	2,000	1,695,300

Houston (City of) (Continental Airlines, Inc. Terminal E);
Series 1998 C, Airport System Special Facilities RB(a)	5.70%	07/15/29	4,730	4,121,202

Series 2001, Airport System Special Facilities RB(a)	7.38%	07/01/22	1,100	1,105,742

Series 2001 E, Airport System Special Facilities RB(a)	6.75%	07/01/21	4,400	4,338,488

Series 2001 E, Airport System Special Facilities RB(a)	6.75%	07/01/29	12,000	11,742,120

Houston (City of) Health Facilities Development Corp. (Buckingham Senior Living Community); Series 2004 A, Retirement Facilities RB(b)(c)	7.00%	02/15/14	500	588,375

Houston (City of) Industrial Development Corp. (Air Cargo); Series 2002, Sr. RB(a)	6.38%	01/01/23	3,960	3,640,072

Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB(h)	5.00%	07/01/25	6,800	6,975,984

Series 2009 A, Ref. Sr. Lien Airport System RB(h)	5.00%	07/01/23	6,580	6,883,864

Series 2009 A, Ref. Sr. Lien Airport System RB(h)	5.00%	07/01/24	3,670	3,799,661

Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	10/01/36	3,000	3,057,030

La Vernia (City of) Higher Education Finance Corp. (Kipp, Inc.); Series 2009 A, RB	6.38%	08/15/44	7,225	7,160,553

Lone Star College System; Series 2009, Limited Tax GO Bonds(h)	5.00%	08/15/34	23,200	23,705,296

Love Field Airport Modernization Corp. (Southwest Airlines Co. — Love Field Modernization Program); Series 2010, Special Facilities RB	5.25%	11/01/40	11,500	10,295,605

Lubbock (City of) Health Facilities Development Corp. (Carillon Senior LifeCare Community);
Series 2005 A, Ref. First Mortgage RB	6.50%	07/01/26	3,500	3,265,045

Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/36	10,000	8,771,300

Lufkin (City of) Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2007, Health System RB	5.50%	02/15/37	3,000	2,489,550

Meadow Parc Development, Inc. (Meadow Parc Apartments); Series 1998, MFH RB	6.50%	12/01/30	10,485	8,916,339

Midlothian (City of) Development Authority; Series 2004, Tax Increment Contract Allocation RB(e)	6.20%	11/15/29	3,500	3,272,080

North Texas Tollway Authority; Series 2008 A, First Tier RB (INS–BHAC)(d)(h)	5.75%	01/01/48	30,545	30,851,672

Orange (City of) Housing Development Corp. (Villages at Pine Hollow); Series 1998, MFH RB	8.00%	03/01/28	3,335	2,991,528

Pharr (City of) Higher Education Finance Authority (Idea Public Schools); Series 2009 A, Education RB	6.50%	08/15/39	4,000	3,928,640

San Antonio (City of) Convention Hotel Finance Corp. (Empowerment Zone); Series 2005 A, Contract RB (INS–AMBAC)(a)(d)	5.00%	07/15/39	17,900	14,469,823

Tarrant (County of) Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB	6.38%	11/15/44	8,650	8,186,706

Tarrant (County of) Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2009 A, Retirement Facility RB	8.00%	02/15/38	11,000	10,738,530

Series 2009 B-1, Retirement Facility RB	7.25%	02/15/16	5,000	4,918,450

Tarrant (County of) Cultural Education Facilities Finance Corp. (Mirador);
Series 2010 A, Retirement Facility RB	8.13%	11/15/39	8,500	8,169,010

Series 2010 A, Retirement Facility RB	8.25%	11/15/44	9,000	8,773,740

Tarrant (County of) Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2009 C-1, Retirement Facility RB	7.50%	11/15/16	20,000	19,832,600

Series 2009 C-2, Retirement Facility RB	6.50%	11/15/14	5,000	4,933,150

Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2007, Retirement Facility RB	5.13%	05/15/37	1,850	1,498,019

Texas (State of) Department Housing & Community Affairs (Linked SAVRS & RIBS); Series 1992 C, Home Mortgage RB (INS–GNMA)(a)(d)	6.90%	07/02/24	550	581,059

Texas (State of) Public Finance Authority (School Excellence Education); Series 2004 A, Charter School Finance Corp. RB(e)	7.00%	12/01/34	3,575	3,299,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Texas (State of) Student Housing Corp. (Midwestern State University);
Series 2002, Student Housing RB(b)(c)	6.50%	09/01/12	$1,000	$1,089,220

Series 2002, Student Housing RB(b)(c)	6.50%	09/01/12	5,875	6,399,167

Texas (State of) Turnpike Authority (Central Texas Turnpike);
Series 2002, CAB RB (INS–AMBAC)(d)(f)	0.00%	08/15/33	28,165	5,699,751

Series 2002, System CAB RB (INS–AMBAC)(d)(f)	0.00%	08/15/32	22,115	4,845,396

Series 2002, System CAB RB (INS–AMBAC)(d)(f)	0.00%	08/15/36	20,000	3,198,400

Series 2002, System CAB RB (INS–AMBAC)(d)(f)	0.00%	08/15/37	30,000	4,441,500

Texas (State of) Water Development Board; Series 2008 B, Sub. Lien State Revolving Fund RB(h)	5.00%	07/15/28	11,425	11,915,133

Texas (State of) Water Development Board; Series 2008 B, Sub. Lien State Revolving Fund RB(h)	5.00%	07/15/29	5,000	5,191,850

Texas (State of) Water Development Board; Series 2008 A, Sub. Lien State Revolving Fund RB(h)	5.00%	07/15/25	15,000	15,857,550

Texas Private Activity Bond Surface Transportation Corp. (North Transit Express Mobility); Series 2009, Sr. Lien RB	6.88%	12/31/39	12,000	12,149,640

Tomball (City of) Hospital Authority (Tomball Regional Hospital);
Series 1999, Hospital RB	6.00%	07/01/25	3,255	3,254,609

Series 1999, Hospital RB	6.00%	07/01/29	6,645	6,557,153

Travis (County of) Health Facilities Development Corp. (Westminster Manor);
Series 2010, RB	7.00%	11/01/30	2,000	1,968,300

Series 2010, RB	7.13%	11/01/40	5,000	4,846,600

Tyler (City of) Health Facilities Development Corp. (Mother Frances Hospital); Series 2007, Ref. Hospital RB	5.00%	07/01/33	5,000	4,076,550

University of Texas; Series 2004 D, Financing System RB(b)(c)(h)	5.00%	08/15/14	10,000	11,272,800

Series 2004 D, Financing System RB(b)(c)(h)	5.00%	08/15/14	15,000	16,909,200

Wichita (County of) Health Facilities Development Corp. (Rolling Meadows Facility); Series 1998 A, Ref. RB	6.25%	01/01/28	7,790	6,574,526

Woodhill Public Facilities Corp. (Woodhill Apartments); Series 1999, MFH RB	7.50%	12/01/29	7,000	6,895,070

				565,218,046

Utah–0.44%
Eagle Mountain (City of) (Special Improvement District No. 2000-1); Series 2006, Special Assessment Bonds	8.25%	02/01/21	1,193	1,196,018

Tooele (County of) (Union Pacific); Series 1992, Hazardous Waste Treatment RB(a)	5.70%	11/01/26	10,000	10,021,400

Utah (State of) Charter School Finance Authority (George Washington Academy); Series 2008 A, Charter School RB	7.00%	07/15/40	5,000	4,483,050

Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy);
Series 2010, Charter School RB	6.25%	07/15/30	1,250	1,120,825

Series 2010, Charter School RB	6.38%	07/15/40	1,000	875,090

Utah (State of) Housing Finance Agency (RHA Community Services); Series 1997 A, RB	6.88%	07/01/27	4,405	3,988,375

				21,684,758

Vermont–0.18%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	4,750	3,680,490

Vermont (State of) Educational & Health Buildings Financing Agency (Developmental & Mental Health);
Series 2002 A, RB	6.38%	06/15/22	1,290	1,201,893

Series 2002 A, RB	6.50%	06/15/32	2,170	1,921,817

Vermont (State of) Educational & Health Buildings Financing Agency (Vermont Council Development Mental Health);
Series 1999 A, RB	6.13%	12/15/14	1,375	1,377,379

Series 1999 A, RB	6.25%	12/15/19	1,050	992,197

				9,173,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virgin Islands–0.09%
Virgin Islands (Commonwealth of) (Matching Fund Loan Note-Diago); Series 2009 A, RB	6.75%	10/01/37	$4,500	$4,548,060

Virginia–1.68%
Albemarle (County of) Industrial Development Authority (Covenant School, Inc.); Series 2001 A, Educational Facilities RB	7.75%	07/15/32	4,000	3,976,760

Albemarle (County of) Industrial Development Authority; Series 2001, Residential Care Facilities Mortgage RB(b)(c)	6.20%	01/01/12	2,500	2,618,750

Bell Creek Community Development Authority;
Series 2003 A, Special Assessment Bonds	6.75%	03/01/22	331	302,441

Series 2003 B, Special Assessment Bonds	7.00%	03/01/32	1,710	1,459,246

Broad Street Community Development Authority; Series 2003, Special Assessment RB(b)(c)	7.50%	06/01/13	7,483	8,655,137

Celebrate North Community Development Authority (Celebrate Virginia North);
Series 2003 B, Special Assessment RB	6.60%	03/01/25	1,399	1,051,824

Series 2003 B, Special Assessment RB	6.75%	03/01/34	7,776	5,379,826

Celebrate South Community Development Authority (Celebrate Virginia South); Series 2006, Special Assessment Bonds	6.25%	03/01/37	9,700	5,851,913

Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/30	3,000	2,691,420

Series 2008 A, Residential Care Facilities RB	6.25%	12/01/38	3,500	3,038,945

Dulles Town Center Community Development Authority (Dulles Town Center); Series 1998, Special Assessment Bonds	6.25%	03/01/26	2,355	2,266,405

Fairfax (County of) Economic Development Authority (Lewinsville Retirement Village); Series 2007 A, Sr. Living RB	5.25%	03/01/32	2,250	1,728,473

Henrico (County of) Economic Development Authority (United Methodist); Series 2002, Health Care Facility RB(b)(c)	6.70%	06/01/12	795	854,458

Isle Wight (County of) Industrial Development Authority; Series 2003 A, Environment Improvement RB(a)	5.70%	11/01/27	5,200	5,100,888

New Port Community Development Authority;
Series 2006, Special Assessment Bonds	5.50%	09/01/26	981	591,229

Series 2006, Special Assessment Bonds	5.60%	09/01/36	2,500	1,312,875

Peninsula Ports Authority (Virginia Baptist Homes); Series 2006 C, Ref. Residential Care Facilities RB	5.40%	12/01/33	4,000	2,547,160

Peninsula Town Center Community Development Authority;
Series 2007, Special Obligation RB	6.35%	09/01/28	1,487	1,386,062

Series 2007, Special Obligation RB	6.45%	09/01/37	4,219	3,769,634

The Farms of New Kent Community Development Authority;
Series 2006 B, Special Assessment Bonds	5.45%	03/01/36	7,000	4,828,390

Series 2006 C, Special Assessment Bonds	5.80%	03/01/36	7,250	5,205,428

Virginia (State of) Gateway Community Development Authority (Prince William City); Series 2003, Special Assessment Bonds	6.38%	03/01/30	3,859	3,520,913

Virginia (State of) Gateway Community Development Authority; Series 1999, Special Assessment Bonds	6.25%	03/01/26	1,645	1,524,306

Virginia (State of) Small Business Financing Authority (Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC); Series 2009, RB(e)	9.00%	07/01/39	8,300	8,573,817

Washington (County of) Industrial Development Authority (Mountain State Health Alliance); Series 2009 C, Hospital Facility RB	7.75%	07/01/38	5,000	5,504,300

				83,740,600

Washington–2.38%
Kalispel Tribe of Indians; Series 2008, Priority District Washington RB	6.75%	01/01/38	8,000	6,711,120

Kennewick (City of) Public Hospital District; Series 2001, Ref. Improvement RB	6.30%	01/01/25	2,000	1,822,480

King (County of) Public Hospital District No. 4 (Snoqualime Valley Hospital); Series 2009, Ref. Improvement Limited Tax GO Bonds	7.25%	12/01/38	9,625	9,701,807

Seattle (Port of) Industrial Development Corp. (Northwest Airlines, Inc.); Series 2001, Special Facilities RB(a)	7.25%	04/01/30	24,060	23,169,539

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Washington–(continued)

Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2004, Ref. RB	6.00%	12/01/23	$1,000	$1,015,600

Series 2010, RB	6.00%	12/01/30	3,160	3,105,869

Series 2010, RB	5.75%	12/01/35	4,000	3,683,320

Tobacco Settlement Authority of Washington;
Series 2002, Asset-Backed Tobacco Settlement RB	6.50%	06/01/26	1,990	2,005,363

Series 2002, Asset-Backed Tobacco Settlement RB	6.63%	06/01/32	8,830	8,774,106

Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2009, RB	7.00%	07/01/39	8,145	8,397,821

Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB	7.38%	03/01/38	10,800	11,598,552

Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB	5.63%	10/01/40	3,415	3,184,966

Washington (State of) Housing Finance Commission (Custodial Receipts Wesley Homes); Series 2008 A, Non-Profit RB(e)	6.20%	01/01/36	19,025	16,349,324

Washington (State of); Series 2009 E, Various Purpose Unlimited Tax GO Bonds(h)	5.00%	02/01/29	18,450	19,239,660

				118,759,527

West Virginia–0.48%
Harrison (County of) (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(a)	5.50%	10/15/37	5,250	4,655,280

West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, Hospital RB	6.00%	10/01/20	1,500	1,460,520

Series 2008, Hospital RB	6.50%	10/01/38	8,000	7,080,880

Series 2008, Hospital RB	6.75%	10/01/43	12,000	10,860,954

				24,057,634

Wisconsin–0.80%
Baldwin (Village of);
Series 1998 A, Hospital Mortgage RB	6.38%	12/01/28	5,180	4,352,599

Series 1998 A, Hospital Mortgage RB	6.13%	12/01/18	800	750,888

Hudson (City of) (Christian Community Home, Inc.); Series 2003, Health Care Facility RB	6.50%	04/01/33	3,620	3,025,089

Milwaukee (City of) (Air Cargo);
Series 2002, Sr. RB(a)	6.50%	01/01/25	1,440	1,330,488

Series 2002, Sub. RB(a)	7.50%	01/01/25	2,250	2,106,968

Superior (City of) (Superior Water, Light & Power Company); Series 2007 B, Collateralized Utility RB(a)	5.75%	11/01/37	4,000	3,771,200

Wisconsin (State of) Health & Educational Facilities Authority (Community Memorial Hospital, Inc.);
Series 2003, RB	7.13%	01/15/22	935	889,821

Series 2003, RB	7.25%	01/15/33	2,355	2,053,937

Wisconsin (State of) Health & Educational Facilities Authority (Divine Savior Health Care); Series 2002 C, RB(b)(c)	7.50%	05/01/12	3,380	3,643,099

Wisconsin (State of) Health & Educational Facilities Authority (Eastcastle Place, Inc.);
Series 2004, RB	6.00%	12/01/24	1,750	1,431,885

Series 2004, RB	6.13%	12/01/34	4,400	3,190,616

Wisconsin (State of) Health & Educational Facilities Authority (Froedert & Community); Series 2001, RB	5.38%	10/01/30	330	330,007

Wisconsin (State of) Health & Educational Facilities Authority (Middleton Glen, Inc.);
Series 1998, RB	5.75%	10/01/18	1,115	1,030,505

Series 1998, RB	5.75%	10/01/28	2,485	2,028,232

Series 1998, Special Term RB	5.90%	10/01/28	335	279,078

Wisconsin (State of) Health & Educational Facilities Authority (New Castle Place); Series 2001 A, RB	7.00%	12/01/31	2,750	2,197,745

Wisconsin (State of) Health & Educational Facilities Authority (Southwest Health Center);
Series 2004 A, RB	6.13%	04/01/24	1,500	1,445,955

Series 2004 A, RB	6.25%	04/01/34	1,750	1,588,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wisconsin–(continued)

Wisconsin (State of) Health & Educational Facilities Authority (Tomah Memorial Hospital, Inc.);
Series 2003, RB	6.50%	07/01/23	$1,200	$1,175,988

Series 2003, RB	6.63%	07/01/28	1,000	932,680

Wisconsin (State of) Health & Educational Facilities Authority (United Lutheran Program for the Aging); Series 1998, RB	5.70%	03/01/28	2,750	2,330,020

				39,885,415

Wyoming–0.12%
Sweetwater (County of) (FMC Corp.); Series 2005, Ref. Solid Waste Disposal RB(a)	5.60%	12/01/35	1,000	945,090

Teton (County of) Hospital District (St. John’s Medical Center);
Series 2002, Hospital RB	6.75%	12/01/27	3,000	2,920,500

Series 2002, RB	6.75%	12/01/22	2,100	2,098,026

				5,963,616

TOTAL INVESTMENTS(n)–108.35% (Cost $5,993,944,369)				5,396,949,089

FLOATING RATE NOTE OBLIGATIONS–(10.07)%
Notes with interest rates ranging from 0.26% to 0.39% at 02/28/11 and contractual maturities of collateral ranging from 01/01/22 to 08/15/42 (See Note 1K)(o)				(501,645,000)

OTHER ASSETS LESS LIABILITIES–1.72%				86,127,026

NET ASSETS–100.00%				$4,981,431,115

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Assurance Corp. (AMBAC filed for bankruptcy on November 8, 2010)
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bond
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $212,439,337, which represented 4.26% of the Fund’s net assets.
(f)	Zero coupon bond issued at a discount.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(h)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1K.
(i)	Defaulted security. Currently, the issuer is in default with respect to interest payments. The value of this security at February 28, 2011 was $64,345,196, which represented 1.29% of the Fund’s net assets.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	The interest rate shown represents the yield to maturity at time of purchase.
(l)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related security changes. Position in this inverse floating rate municipal obligation has a total value of $2,588,700 which represents less than 1% of net assets.
(n)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% of the securities held in the portfolio.
(o)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2011. At February 28, 2011, the Fund’s investments with a value of $807,122,932 are held by the Dealer Trusts and serve as collateral for the $501,645,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48        Invesco Van Kampen High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $5,993,944,369)	$5,396,949,089

Receivable for:
Investments sold	19,180,411

Fund shares sold	5,806,121

Interest	100,051,980

Investment for trustee deferred compensation and retirement plans	18,661

Other assets	16,584

Total assets	5,522,022,846

Liabilities:
Floating rate note obligations	501,645,000

Payable for:
Investments purchased	11,844,898

Fund shares reacquired	11,222,000

Amount due custodian	1,969,811

Dividends	11,553,802

Accrued fees to affiliates	1,926,101

Accrued other operating expenses	395,948

Trustee deferred compensation and retirement plans	34,171

Total liabilities	540,591,731

Net assets applicable to shares outstanding	$4,981,431,115

Net assets consist of:
Shares of beneficial interest	$6,182,238,892

Undistributed net investment income	23,591,308

Undistributed net realized gain (loss)	(627,403,805)

Unrealized appreciation (depreciation)	(596,995,280)

$4,981,431,115

Net assets:
Class A	$3,399,723,997

Class B	$250,532,764

Class C	$813,001,198

Class Y	$518,173,156

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	384,149,504

Class B	28,300,203

Class C	92,044,256

Class Y	58,427,450

Class A:
Net asset value per share	$8.85

Maximum offering price per share (Net asset value of $8.85 divided by 95.25%)	$9.29

Class B:
Net asset value and offering price per share	$8.85

Class C:
Net asset value and offering price per share	$8.83

Class Y:
Net asset value and offering price per share	$8.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49        Invesco Van Kampen High Yield Municipal Fund

Statement of Operations

For the period December 1, 2010 to February 28, 2011 and the year ended November 30, 2010

	Three months ended	Year ended
	February 28,	November 30,
	2011	2010

Investment income:
Interest	$97,467,199	$407,779,874

Expenses:
Advisory fees	6,487,969	29,540,627

Administrative services fees	156,618	894,028

Custodian fees	70,741	103,851

Distribution fees:
Class A	2,175,611	10,350,663

Class B	533,726	3,466,576

Class C	2,119,429	9,667,338

Interest, facilities and maintenance fees	1,077,599	4,074,420

Transfer agent fees	312,783	2,314,644

Trustees’ and officers’ fees and benefits	53,514	163,687

Other	(638,702)	1,114,240

Total expenses	12,349,288	61,690,074

Net investment income	85,117,911	346,089,800

Net realized gain (loss) from investment securities	(35,964,962)	(67,412,654)

Change in net unrealized appreciation (depreciation) of investment securities	(211,008,193)	156,171,816

Net realized and unrealized gain (loss)	(246,973,155)	88,759,162

Net increase (decrease) in net assets resulting from operations	$(161,855,244)	$434,848,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50        Invesco Van Kampen High Yield Municipal Fund

Statement of Changes in Net Assets

For the period December 1, 2010 to February 28, 2011 and the years ended November 30, 2010 and 2009

	Three months ended	Year ended	Year ended
	February 28,	November 30,	November 30,
	2011	2010	2009

Operations:
Net investment income	$85,117,911	$346,089,800	$262,565,539

Net realized gain (loss)	(35,964,962)	(67,412,654)	(153,089,523)

Change in net unrealized appreciation (depreciation)	(211,008,193)	156,171,816	598,808,447

Net increase (decrease) in net assets resulting from operations	(161,855,244)	434,848,962	708,284,463

Distributions to shareholders from net investment income:
Class A	(55,109,686)	(245,151,404)	(199,030,179)

Class B	(3,714,961)	(17,941,996)	(19,540,444)

Class C	(11,743,704)	(50,039,288)	(39,960,573)

Class Y	(8,221,257)	(22,417,855)	(7,612,488)

Total distributions from net investment income	(78,789,608)	(335,550,543)	(266,143,684)

Share transactions-net*:
Class A	(310,783,405)	504,177,682	304,231,745

Class B	(36,255,313)	(24,383,594)	(46,267,517)

Class C	(99,837,695)	137,515,032	142,874,360

Class Y	17,942,908	242,027,701	216,438,005

Net increase (decrease) in net assets resulting from share transactions	(428,933,505)	859,336,821	617,276,593

Net increase (decrease) in net assets	(669,578,357)	958,635,240	1,059,417,372

Net assets:
Beginning of period	5,651,009,472	4,692,374,232	3,632,956,860

End of period (includes undistributed net investment income of $23,591,308, $17,610,939 and $6,938,549, respectively)	$4,981,431,115	$5,651,009,472	$4,692,374,232

*	For the year ended November 30, 2010, proceeds from shares sold include $1,059,255,837 of proceeds from shares acquired through a merger. (See Note 9 in the Notes to Financial Statements for further information.)

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen High Yield Municipal Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Exempt Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  On February 28, 2011, the Fund’s fiscal year-end changed from November 30 to February 28.
  The Fund’s investment objective is to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C

51        Invesco Van Kampen High Yield Municipal Fund

shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.

52        Invesco Van Kampen High Yield Municipal Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate securities and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
L.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

53        Invesco Van Kampen High Yield Municipal Fund

M.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $300 million	0.60%

Next $300 million	0.55%

Over $600 million	0.50%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $14,472,358 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provides discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.87%, 1.62%, 1.62% and 0.62%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $162,448 to VKII. For the period December 1, 2010 to February 28, 2011 and the year ended November 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, the period December 1, 2010 to February 28, 2011 and the year ended November 30, 2010, IIS was paid $312,783 and $1,337,490, respectively for providing such services. Prior to the Reorganization, the Acquired Fund paid $492,647 during the year ended November 30, 2010 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the period December 1, 2010 to February 28, 2011 and the year ended November 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $11,636,992 to VKFI during the year ended November 30, 2010.
  For the period December 1, 2010 to February 28, 2011 and the year ended November 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period November 1, 2010 to February 28, 2011, IDI advised the Fund that IDI retained $92,597 in front-end sales commissions from the sale of Class A shares and $318,870, $154,824 and $59,606 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by

54        Invesco Van Kampen High Yield Municipal Fund

shareholders. During the period June 1, 2010 to November 30, 2010, IDI advised the Fund that IDI retained $351,581 in front-end sales commissions from the sale of Class A shares and $48,339, $170,789 and $48,384 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $731,714 in front-end sales commissions from the sale of Class A shares and $444,158, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$5,396,949,089	$—	$5,396,949,089

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period December 1, 2010 to February 28, 2011 and the period June 1, 2010 to November 30, 2010, the Fund paid legal fees of $2,758 and $4,949, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $78,187 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate note obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the period December 1, 2010 to February 28, 2011 were $512,883,750 and 0.85%, respectively.

55        Invesco Van Kampen High Yield Municipal Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period December 1, 2010 to February 28, 2011 and the Years Ended November 30, 2010 and 2009:

	2011	2010	2009

Ordinary income	$1,353,870	$2,338,501	$622,188

Ordinary income — tax-exempt	77,435,738	333,212,042	264,833,423

Total distributions	$78,789,608	$335,550,543	$265,455,611

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$23,699,309

Net unrealized appreciation (depreciation) — investments	(594,957,379)

Temporary book/tax differences	(30,585)

Capital loss carryforward	(629,519,122)

Shares of beneficial interest	6,182,238,892

Total net assets	$4,981,431,115

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book and tax accretion and amortization difference and inverse floater adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $511,954,188 of capital loss carryforward in the fiscal year ending February 29, 2012.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 29, 2012	$67,492,832

February 28, 2013	63,838,546

February 28, 2014	6,419,495

February 28, 2015	9,560,072

February 29, 2016	148,296,962

February 28, 2017	222,991,741

February 28, 2018	67,932,498

February 28, 2019	42,986,976

Total capital loss carryforward	$629,519,122

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 1, 2010 to February 28, 2011 was $143,428,841 and $601,665,837, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$107,145,240

Aggregate unrealized (depreciation) of investment securities	(702,102,619)

Net unrealized appreciation (depreciation) of investment securities	$(594,957,379)

Cost of investments for tax purposes is $5,991,906,468.

56        Invesco Van Kampen High Yield Municipal Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds transactions, on February 28, 2011, undistributed net investment income was decreased by $347,934, undistributed net realized gain (loss) was increased by $18,421,484 and shares of beneficial interest decreased by $18,073,550. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Three months ended				Year ended				Year ended
	February 28, 2011(a)				November 30, 2010				November 30, 2009
	Shares		Amount		Shares		Amount		Shares	Amount

Sold:
Class A	12,705,004	(b)	$113,234,883	(b)	163,759,734	(c)	$1,511,121,193	(c)	111,537,115	$934,254,989

Class B	50,693		451,927		9,571,549		88,254,998		5,605,152	46,695,438

Class C	1,820,038		16,121,041		34,710,957		320,856,895		29,993,071	251,945,905

Class Y	10,929,727		97,122,929		47,059,756		442,842,976		28,063,119	248,893,657

Issued as reinvestment of dividends:
Class A	3,055,163		27,081,228		21,225,505		198,809,177		18,955,168	158,214,362

Class B	218,318		1,933,741		1,574,692		14,726,724		1,881,748	15,618,293

Class C	723,422		6,393,532		3,989,962		37,310,791		3,436,090	28,700,153

Class Y	791,160		7,024,656		1,232,848		11,672,336		330,896	2,792,311

Reacquired:(d)
Class A	(50,806,520)		(451,099,516)		(128,955,125)		(1,205,752,688)		(94,019,824)	(788,237,606)

Class B	(4,372,509	)(b)	(38,640,981	)(b)	(13,597,510	)(c)	(127,365,316	)(c)	(13,075,962)	(108,581,248)

Class C	(13,854,916)		(122,352,268)		(23,696,533)		(220,652,654)		(16,910,473)	(137,771,698)

Class Y	(9,717,872)		(86,204,677)		(22,859,317)		(212,487,611)		(4,184,245)	(35,247,963)

Net increase (decrease) in share activity	(48,458,292)		$(428,933,505)		94,016,518		$859,336,821		71,611,855	$617,276,593

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 1,638,662 Class B shares into 1,637,526 Class A shares at a value of $14,490,241.
(c)	Includes automatic conversion of 4,276,454 Class B shares into 4,275,266 Class A shares at a value of $40,397,281.
(d)	Net of redemption fees of $505,719 and $82,826 allocated among the classes based on relative net assets of each class for the period ended February 28, 2011 and the year ended November 30, 2010, respectively.

  On December 11, 2009, the Fund acquired all of the assets and liabilities of the Van Kampen Strategic Municipal Income Fund (“Strategic Municipal”) through a tax free reorganization approved by Strategic Municipal shareholders on October 21, 2009. The Fund issued 94,839,192, 6,046,154, 14,375,220 and 661,765 shares of Classes A, B, C and Y valued at $866,830,212, $55,261,850, $131,102,008 and $6,061,767, respectively, in exchange for Strategic Municipal’s net assets. The shares of Strategic Municipal were converted into Fund shares at a ratio 1.120 to 1, 1.120 to 1, 1.133 to 1 and 1.117 to 1 for Classes A, B, C and Y, respectively. Net unrealized depreciation of Strategic Municipal as of December 11, 2009 was $179,662,610. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended November 30, 2010. Combined net assets on the day of reorganization were $5,731,523,519. Included in these net assets was a capital loss carryforward of $210,957,574, deferred compensation of $236,859 and deferred pension of $129,814.

57        Invesco Van Kampen High Yield Municipal Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

															Supplemental
															ratio of
															expenses
			Net gains												to average net
			(losses) on										Ratio of net		assets (excluding
	Net asset		securities		Dividends						Ratio of		investment		interest,
	value,	Net	(both	Total from	from net		Net asset			Net assets,	expenses		income to		facilities and
	beginning	investment	realized and	investment	investment	Total	value, end	Total		end of period	to average		average		maintenance		Portfolio
	of period	income(a)	unrealized)	operations	income	Distributions	of period	return		(000’s omitted)	net assets		net assets		fees)(m)		turnover(b)

Class A
Period ended 02/28/11	$9.24	$0.15	$(0.40)	$(0.25)	$(0.14)	$(0.14)	$8.85	(2.72	)%(c)	$3,399,724	0.84	%(d)	6.80	%(d)	0.76	%(d)	3%
Year ended 11/30/10	9.07	0.57	0.15	0.72	(0.55)	(0.55)	9.24	8.07	(c)	3,875,386	0.91		6.10		0.84		20
Year ended 11/30/09	8.15	0.58	0.92	1.50	(0.58)	(0.58)	9.07	19.33	(e)	3,294,547	0.97		6.90		0.87		16
Year ended 11/30/08	10.61	0.59	(2.48)	(1.89)	(0.57)	(0.57)	8.15	(18.57	)(e)	2,662,943	1.21		5.96		0.86		49
Year ended 11/30/07	11.24	0.58	(0.64)	(0.06)	(0.57)	(0.57)	10.61	(0.57	)(e)	3,185,041	1.55		5.23		0.84		26
Year ended 11/30/06	10.82	0.60	0.41	1.01	(0.59)	(0.59)	11.24	9.63	(e)	3,217,606	1.37		5.44		0.85		27

Class B
Period ended 02/28/11	9.24	0.14	(0.41)	(0.27)	(0.12)	(0.12)	8.85	(2.90	)(c)(l)	250,532	1.39	(d)(l)	6.25	(d)(l)	1.31	(d)(l)	3
Year ended 11/30/10	9.07	0.50	0.15	0.65	(0.48)	(0.48)	9.24	7.27	(c)	299,439	1.66		5.35		1.59		20
Year ended 11/30/09	8.15	0.51	0.93	1.44	(0.52)	(0.52)	9.07	18.46	(f)	316,094	1.72		6.15		1.62		16
Year ended 11/30/08	10.61	0.52	(2.49)	(1.97)	(0.49)	(0.49)	8.15	(19.21	)(f)	329,752	1.96		5.19		1.61		49
Year ended 11/30/07	11.24	0.49	(0.63)	(0.14)	(0.49)	(0.49)	10.61	(1.32	)(f)	505,758	2.30		4.48		1.59		26
Year ended 11/30/06	10.82	0.52	0.41	0.93	(0.51)	(0.51)	11.24	8.81	(f)	632,074	2.12		4.69		1.60		27

Class C
Period ended 02/28/11	9.23	0.13	(0.41)	(0.28)	(0.12)	(0.12)	8.83	(3.02	)(c)	813,001	1.59	(d)	6.05	(d)	1.51	(d)	3
Year ended 11/30/10	9.05	0.50	0.16	0.66	(0.48)	(0.48)	9.23	7.40	(c)	953,475	1.66		5.35		1.59		20
Year ended 11/30/09	8.14	0.51	0.92	1.43	(0.52)	(0.52)	9.05	18.36	(h)	799,982	1.72		6.09		1.62		16
Year ended 11/30/08	10.60	0.51	(2.48)	(1.97)	(0.49)	(0.49)	8.14	(19.22	)(h)	584,835	1.96		5.22		1.61		49
Year ended 11/30/07	11.22	0.49	(0.62)	(0.13)	(0.49)	(0.49)	10.60	(1.22	)(h)(g)	656,854	2.29	(g)	4.50	(g)	1.58	(g)	26
Year ended 11/30/06	10.81	0.52	0.40	0.92	(0.51)	(0.51)	11.22	8.73	(h)(g)	654,233	2.11	(g)	4.70	(g)	1.59	(g)	27

Class Y(i)
Period ended 02/28/11	9.26	0.15	(0.40)	(0.25)	(0.14)	(0.14)	8.87	(2.65	)(c)	518,173	0.59	(d)	7.05	(d)	0.51	(d)	3
Year ended 11/30/10	9.09	0.60	0.15	0.75	(0.58)	(0.58)	9.26	8.33	(c)	522,709	0.66		6.35		0.59		20
Year ended 11/30/09	8.17	0.59	0.93	1.52	(0.60)	(0.60)	9.09	19.57	(j)	281,752	0.72		6.94		0.62		16
Year ended 11/30/08	10.64	0.62	(2.50)	(1.88)	(0.59)	(0.59)	8.17	(18.39	)(j)	55,427	0.99		6.70		0.64		49
Year ended 11/30/07	11.25	0.60	(0.61)	(0.01)	(0.60)	(0.60)	10.64	(0.14	)(j)	1,557	1.30		5.49		0.59		26
Year ended 11/30/06(k)	10.98	0.47	0.26	0.73	(0.46)	(0.46)	11.25	6.85	(j)	318	1.12		5.69		0.60		27

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,533,699, $271,896, $859,839 and $507,029 for Class A, Class B, Class C, and Class Y, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expense to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	On June 1, 2010, Class I Shares of the predecessor fund were reorganized into Class Y Shares of the Fund.
(j)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(k)	Commencement date of March 1, 2006.
(l)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.80% for the period ended February 28, 2011.
(m)	For the years ended November 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.

58        Invesco Van Kampen High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen High Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen High Yield Municipal Fund; (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended February 28, 2011 and the year ended November 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended November 30, 2009 and prior were audited by other independent auditors whose report dated January 22, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

59        Invesco Van Kampen High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$945.10	$4.20	$1,020.48	$4.36	0.87%

B	1,000.00	940.50	7.36	1,017.21	7.65	1.53

C	1,000.00	941.30	7.80	1,016.76	8.10	1.62

Y	1,000.00	946.50	2.99	1,021.72	3.11	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

60        Invesco Van Kampen High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended February 28, 2011:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	98.42%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal period.

61        Invesco Van Kampen High Yield Municipal Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP	Counsel to the Independent Trustees	Transfer Agent Invesco Investment Services, Inc.	Custodian State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77046-1173	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-HYM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen Intermediate Term Municipal Income Fund
Nasdaq:
A: VKLMX ▪ B: VKLBX ▪ C: VKLCX ▪ Y: VKLIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
20	Financial Statements
22	Notes to Financial Statements
29	Financial Highlights
30	Auditor’s Report
31	Fund Expenses
32	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Intermediate Term Municipal Income Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Van Kampen Intermediate Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen Intermediate Term Municipal Income Fund has changed to February 28. Therefore, the period covered by this report is from September 30, 2010, the date of the last annual report, through February 28, 2011, the Fund’s new fiscal year-end.
     For the fiscal year ended February 28, 2011, all share classes of Invesco Van Kampen Intermediate Term Municipal Income Fund, at net asset value (NAV), outperformed the Fund’s broad market/style-specific index. The Fund’s underweight exposure to state and local general obligation bonds contributed to returns for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 9/30/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.57%

Class B Shares	-2.81

Class C Shares	-2.88

Class Y Shares	-2.56

Barclays Capital Municipal Bond Index▼ (Broad Market/Style-Specific Index)	-3.36

▼Lipper Inc.

How we invest
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
     Under normal market conditions, we seek to achieve the Fund’s investment objective by investing at least 65% of the Fund’s total assets in investment grade municipal securities. Investment grade securities are rated BBB or higher by S&P, Baa or higher by Moody’s or an equivalent rating by another agency or are unrated securities which we determine to be of comparable quality. However, the Fund may not invest more than 20% of its total assets in unrated investment grade securities.
     Under normal market conditions, the Fund may invest up to 35% of its total assets in municipal securities rated below investment grade and unrated municipal securities which we determine to be of comparable quality at the time of purchase. Lower grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category.
     The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, and such instruments will be treated as investments in municipal securities. We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     During the five-month period covered by this report, municipal bond mutual funds experienced extensive net outflows. Market volatility was heightened across the municipal asset class as U.S. Treasury yields increased and the market

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	95.2%

General Obligation Bonds	3.5

Pre-Refunded Bonds	1.3

Top Five Fixed Income Issuers

1.	Highlands (County of) Health Facilities Authority	1.2%

2.	Maryland (State of) Transportation Authority	1.2

3.	Washington (State of)	1.1

4.	Lakeland (City of)	1.0

5.	Greenville (City of)	0.8

Total Net Assets	$304.5 million

Total Number of Holdings*	289
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4Invesco Van Kampen Intermediate Term Municipal Income Fund

was flooded with new issuance during the last two months of 2010 in anticipation of the Build America Bond (BAB) program ending. These factors contributed to rising investor concerns regarding the health of municipal finances, leading to redemptions and lower municipal bond prices.
     The Fund’s underweight exposure to the 15- to 20-year part of the yield curve contributed to returns as yields increased during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments which have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient way to manage duration, yield curve exposure and credit exposure and potentially can enhance yield.
     Sector performance was driven by quality spread widening for most of the reporting period, largely a result of increased volatility and higher tax-exempt issuance, before tightening in February. As a result, BBB-rated and lower credit quality sectors underperformed and detracted from Fund performance as we were overweight in these market segments.
     Our underweight exposure to state and local general obligation bonds and our allocation to transportation bonds contributed to returns for the reporting period.
     Our health care exposure, particularly security selection within hospital bonds, detracted from returns for the reporting period.
     Thank you for investing in Invesco Van Kampen Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.
1	Bureau of Economic Analysis

2	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron
 Portfolio manager, is manager of Invesco Van Kampen Intermediate Term Municipal Income Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Intermediate Term Municipal Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
 Portfolio manager, is manager of Invesco Van Kampen Intermediate Term Municipal Income Fund. Mr. Wimmel joined Invesco in 2010. He earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5 Invesco Van Kampen Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 5/28/93, index data from 5/31/93

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

			After Taxes
		After Taxes	on Distributions
	Before	on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/28/93)	4.61%	4.57%	4.54%

10 Years	3.85	3.80	3.81

5 Years	2.74	2.74	2.89

1 Year	-2.62	-2.62	-0.36

Class B Shares

Inception (5/28/93)	4.55%	4.51%	4.47%

10 Years	4.14	4.09	4.03

5 Years	3.08	3.08	3.14

1 Year	-3.41	-3.41	-1.09

Class C Shares

Inception (10/19/93)	3.80%	3.76%	3.74%

10 Years	3.60	3.55	3.51

5 Years	2.97	2.97	2.99

1 Year	0.51	0.51	1.46

Class Y Shares

Inception (8/12/05)	3.96%	3.93%	3.96%

5 Years	3.98	3.98	4.00

1 Year	2.41	2.41	3.05

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

			After Taxes
		After Taxes	on Distributions
	Before	on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/28/93)	4.61%	4.57%	4.55%

10 Years	3.91	3.86	3.87

5 Years	2.78	2.78	2.92

1 Year	-1.41	-1.41	0.44

Class B Shares

Inception (5/28/93)	4.55%	4.51%	4.47%

10 Years	4.21	4.15	4.09

5 Years	3.16	3.16	3.22

1 Year	-2.26	-2.26	-0.34

Class C Shares

Inception (10/19/93)	3.81%	3.77%	3.75%

10 Years	3.67	3.61	3.56

5 Years	3.03	3.03	3.04

1 Year	1.73	1.73	2.27

Class Y Shares

Inception (8/12/05)	3.96%	3.93%	3.96%

5 Years	4.06	4.06	4.07

1 Year	3.74	3.74	3.94

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Intermediate Term Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.82%, 1.57%, 1.57% and 0.57%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.92%, 1.67%, 1.67% and 0.67%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2005, the CDSC on Class B shares declines from 3% at the time of purchase to 0% at the beginning of the fifth year. For shares purchased after June 1, 2005 and before June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7 Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco Van Kampen Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Medium-grade obligations possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes know as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the
Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Municipal securities risk. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Alternative minimum tax. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKLMX
Class B Shares	VKLBX
Class C Shares	VKLCX
Class Y Shares	VKLIX

8 Invesco Van Kampen Intermediate Term Municipal Income Fund

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–99.63%
Alabama–0.34%
Health Care Authority for Baptist Health (The); Series 2009 A, RB(a)(b)	6.13%	05/12/12	$1,000	$1,038,920

Alaska–0.96%
Alaska (State of) Municipal Bond Bank Authority;
Series 2009 1, RB	5.00%	09/01/22	250	268,930

Series 2009 1, RB	5.25%	09/01/24	400	425,296

Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB (INS–AGC)(c)	5.00%	09/01/19	1,000	1,130,840

Series 2009, Lease RB (INS–AGC)(c)	5.50%	09/01/23	1,000	1,101,820

				2,926,886

Arizona–3.96%
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2010, RB	5.00%	05/15/26	2,000	1,970,540

Maricopa (County of) Industrial Development Authority (Catholic Healthcare West);
Series 2009 A, Health Facilities RB	5.00%	07/01/14	500	530,895

Series 2009 C, Health Facilities RB(a)(b)	5.00%	07/01/14	1,500	1,607,745

Maricopa (County of) Pollution Control Corp. (Arizona Public Service Co. Palo Verde); Series 2009 A, Ref. PCR(a)(b)	6.00%	05/01/14	1,000	1,051,460

Navajo (County of) Pollution Control Corp.;
Series 2009 C, RB(a)(b)	5.50%	06/01/14	1,000	1,074,040

Series 2009 E, RB(a)(b)	5.75%	06/01/16	1,000	1,091,740

Phoenix (City of) Industrial Development Authority (Career Success Schools Project); Series 2009, Education RB	6.13%	01/01/20	500	499,105

Phoenix Civic Improvement Corp.; Series 2008 B, Sr. Lien Airport RB(d)	5.00%	07/01/13	1,000	1,068,650

Pima (County of) Industrial Development Authority (Global Water Resources LLC); Series 2008, Water & Wastewater RB(d)	6.38%	12/01/18	500	479,450

Pinal (County of) Electric District No. 4; Series 2008, Electric System RB	5.25%	12/01/18	500	517,670

Salt River Project Agricultural Improvement & Power District; Series 2009 A, Electric System RB	5.00%	01/01/22	1,000	1,103,130

University Medical Center Corp.; Series 2009, Hospital RB	5.25%	07/01/17	1,000	1,053,030

				12,047,455

California–11.26%
Adelanto (City of) Public Utility Authority (Utility System Project); Series 2009 A, Ref. RB	5.38%	07/01/19	1,000	1,005,600

Alhambra (City of) (Atherton Baptist Homes); Series 2010 B, RB	6.63%	01/01/17	1,450	1,450,333

California (State of) Department of Water Resources; Series 2002 A, Power Supply RB (INS–AMBAC)(c)(e)	5.38%	05/01/12	1,500	1,602,405

California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 C, RB	5.00%	03/01/14	500	533,760

California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 F, RB(a)(b)	5.00%	07/01/14	500	536,740

California (State of) Municipal Finance Authority (Community Hospitals Central California); Series 2007, COP	5.00%	02/01/21	2,000	1,912,420

California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB	5.00%	07/01/19	250	251,677

Series 2010 A, RB	5.00%	07/01/20	725	721,745

California (State of) Municipal Finance Authority (High Technology High Chula Vista); Series 2008 B, Educational Facility RB(f)	5.50%	07/01/18	875	863,520

California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (INS–FHA)(c)	6.25%	08/01/24	2,000	2,259,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	5.25%	11/15/14	$1,065	$1,096,077

Series 2009, Senior Living RB	6.25%	11/15/19	600	625,320

Carlsbad (City of) (Community Facility 3 Improvement 2); Series 2008, Special Tax RB	5.70%	09/01/22	1,000	918,090

Desert Hot Springs (City of) Redevelopment Agency (Merged Redevelopment); Series 2008 A-2, Tax Allocation RB	5.00%	09/01/23	1,000	841,010

Fresno (City of); Series 2010 A-1, Water System RB	5.50%	06/01/22	1,000	1,104,050

Morongo Band of Mission Indians (Enterprise Casino); Series 2008, RB(f)	5.50%	03/01/18	165	155,536

Oakland (Port of);
Series 2002 L, RB(d)(e)	5.00%	11/01/12	170	182,640

Series 2002 L, RB (INS–NATL/FGIC)(c)(d)	5.00%	11/01/21	1,330	1,293,997

Palm Springs (City of) (Palm Springs International Airport); Series 2008, Ref. Sub RB(d)	5.30%	07/01/13	320	318,934

Perris (City of) Public Financing Authority; Series 2006, Tax Allocation RB	4.75%	10/01/13	565	577,198

Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/24	1,500	1,595,250

Sacramento (County of) (PFC Grant); Series 2009 D, Sub. Airport System RB	5.38%	07/01/26	2,000	2,046,100

San Francisco (City of) City & County Redevelopment Agency (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB	6.00%	08/01/20	1,085	1,126,317

Series 2009 D, Tax Allocation RB	6.25%	08/01/22	1,000	1,024,920

Southern California Public Power Authority (Milford Wind Corridor Project); Series 2010 1, RB	5.00%	07/01/24	2,000	2,094,460

Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)(c)	3.50%	05/31/13	1,500	1,500,000

Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(j)	0.00%	04/01/14	750	681,232

University of California;
Series 2009 O, RB(g)	5.75%	05/15/23	795	906,642

Series 2009 O, RB(g)	5.75%	05/15/25	1,185	1,326,074

Vernon (City of);
Series 2009 A, Electric System RB	5.50%	08/01/15	1,000	1,086,380

Series 2009 A, Electric System RB	5.13%	08/01/21	1,500	1,543,455

West Contra Costa Unified School District (Election 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/23	1,000	1,090,710

				34,272,132

Colorado–2.20%
Colorado (State of) Health Facilities Authority (Christian Living Community’s Project); Series 2006 A, RB	5.25%	01/01/15	500	501,515

Colorado Springs (City of); Series 2003 A, Sub. Lien Utilities System Improvement RB	5.00%	11/15/19	1,560	1,691,992

Denver (City & County of);
Series 2008, Unlimited Tax GO Bonds(g)	5.00%	08/01/24	2,000	2,175,120

Series 2008, Unlimited Tax GO Bonds(g)	5.00%	08/01/25	500	539,460

Regional Transportation District (Denver Transport Partners); Series 2010, Private Activity RB	5.00%	01/15/22	750	706,072

University of Colorado; Series 2009 A, Enterprise System RB	5.50%	06/01/25	1,000	1,089,200

				6,703,359

Connecticut–0.33%
Hamden (Town of) (Whitney Center); Series 2009 B, Entrance Fee Principal Redemption RB	6.13%	01/01/14	1,000	1,003,530

Delaware–0.15%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/22	500	460,040

Florida–6.54%
Brevard (County of) School District; Series 2004 B, Ref. COP (INS–NATL/FGIC)(c)	5.00%	07/01/20	1,000	1,037,220

Broward (County of); Series 1998 E, Ref. Airport Systems RB (INS–NATL)(c)(d)	5.38%	10/01/13	1,000	1,002,790

Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/17	2,000	2,090,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Florida (State of) Seminole Indian Tribe; Series 2007 A, Special Obligation RB(f)	5.75%	10/01/22	$750	$708,600

Highlands (County of) Health Facilities Authority (Adventist Health Sunbelt); Series 2008 A, RB(a)(b)	6.50%	11/17/15	3,000	3,545,160

Hillsborough (County of) Industrial Development Authority (Tampa Electric Co.); Series 2006, Ref. PCR (INS–AMBAC)(a)(b)(c)	5.00%	03/15/12	1,650	1,706,265

Lakeland (City of);
Series 2009, Ref. Energy System RB(b)	1.01%	10/01/12	3,000	2,999,730

Series 2009, Ref. Energy System RB(b)	1.36%	10/01/14	2,000	1,998,300

Main Street Community Development District; Series 2008 B, Capital Improvement Special Assessment RB(f)	6.90%	05/01/17	250	226,482

Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.); Series 2005, Ref. Health Care Facilities RB	5.38%	07/01/20	500	457,550

Orange (County of) School Board; Series 2002 A, COP (INS–AMBAC)(c)	5.25%	08/01/14	1,500	1,569,915

Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(b)(c)	5.35%	05/01/18	1,000	1,044,020

Tampa (City of); Series 2010, Ref. RB (INS–AGM)(c)(d)	5.00%	10/01/18	1,000	1,043,580

Tolomato Community Development District; Series 2007, Special Assessment RB	6.45%	05/01/23	670	493,167

				19,923,099

Georgia–1.81%
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	6.75%	01/01/20	1,000	1,002,890

Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.40%	01/01/20	1,200	1,212,384

Atlanta (City of); Series 2009 A, Water & Wastewater RB	5.25%	11/01/17	1,500	1,668,660

Fulton (County of) Development Authority (Robert Woodruff); Series 2009 B, Ref. RB	5.25%	03/15/24	1,000	1,027,500

Putnam (County of) Development Authority (Georgia Power Co.); Series 1996, PCR	5.10%	06/01/23	600	606,810

				5,518,244

Guam–0.71%
Guam (Territory of) (Section 30);
Series 2009 A, Government Limited Obligation RB	5.25%	12/01/17	1,000	1,070,630

Series 2009 A, Government Limited Obligation RB	5.50%	12/01/18	1,000	1,089,810

				2,160,440

Hawaii–1.41%
Hawaii (State of) Department of Budget & Finance (Kahala NUI Project); Series 2003 A, Special Purpose RB	7.88%	11/15/23	250	263,295

Hawaii (State of) Department of Budget & Finance; Series 2009 C-2, Special Purpose RB	6.40%	11/15/14	2,000	2,004,040

Hawaii (State of); Series 2008 DK, Unlimited Tax GO Bonds(g)	5.00%	05/01/23	1,875	2,019,319

				4,286,654

Idaho–0.48%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/23	500	550,620

Idaho (State of) Housing & Finance Association; Series 2008 A, Single Family Mortgage RB(d)	5.00%	07/01/17	880	906,884

				1,457,504

Illinois–6.13%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Allocation RB	5.60%	01/01/23	1,000	817,720

Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, RB	5.13%	11/01/25	1,500	1,409,205

Chicago (City of) (Metramarket Chicago Project); Series 2010 A, Tax Increment Allocation COP	6.87%	02/15/24	1,309	1,328,271

Chicago (City of) (Roosevelt Square/ABLA Redevelopment Project); Series 2009 A, Ref. Tax Increment Allocation COP	7.13%	03/15/22	960	944,986

Hodgkins (Village of); Series 2005, Ref. Sr. Lien Tax Allocation RB	5.00%	01/01/14	500	526,465

Huntley (City of) Special Service Area No. 7; Series 2007, Ref. Special Tax RB (INS–AGC)(c)	4.60%	03/01/17	921	977,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of) Finance Authority (Advocate Healthcare Network); Series 2008 D, RB	6.13%	11/01/23	$1,000	$1,130,010

Illinois (State of) Finance Authority (Amerencips); Series 2000 A, Ref. PCR(a)(b)	5.50%	02/28/14	1,000	995,670

Illinois (State of) Finance Authority (Art Institute Chicago); Series 2009 A, RB	5.25%	03/01/19	1,000	1,105,270

Illinois (State of) Finance Authority (Fairview Obligated Group); Series 2008 A, Ref. RB(h)	6.00%	08/15/22	750	658,177

Illinois (State of) Finance Authority (Illinois Institute Technology); Series 2009, RB	6.25%	02/01/19	1,635	1,588,272

Illinois (State of) Finance Authority (Landing at Plymouth); Series 2005 A, RB	5.25%	05/15/14	500	487,435

Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, (TEMPS-65sm) RB	7.00%	11/15/15	1,000	979,520

Illinois (State of) Finance Authority (Sherman Health System); Series 1997, Health Facilities RB (INS–AMBC)(c)	5.25%	08/01/17	1,500	1,499,865

Illinois (State of) Finance Authority (Silver Cross Hospital and Medical Center); Series 2008, Ref. RB	6.00%	08/15/23	1,000	1,006,540

Lincolnshire (Village of) Special Service Area No. 1 (Sedgebrook); Series 2004, Special Tax RB	5.00%	03/01/11	100	99,986

Pingree Grove (Village of) (Cambridge Lakes Project); Series 2005, Special Tax RB	5.25%	03/01/15	736	700,503

Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.25%	06/01/21	2,000	1,950,320

Round Lake Beach (Village of); Series 2003, Tax Allocation RB	4.65%	12/15/13	460	460,409

				18,665,989

Indiana–3.00%
Allen (County of) Juvenile Justice Center Building Corp.; Series 2001, First Mortgage RB	5.50%	01/01/12	1,000	1,052,460

Carmel (City of) Redevelopment Authority; Series 2006, RB (INS–NATL)(c)	5.00%	07/01/22	1,000	1,049,580

Crown Point (City of) (Wittenberg Village); Series 2009 C-1, TEMPS Economic Development RB	7.25%	11/15/14	1,000	987,110

Hobart Building Corp.; Series 2006, First Mortgage RB (INS–NATL/FGIC)(c)	5.50%	07/15/13	830	908,916

Indiana (State of) Finance Authority (Indianapolis Power & Light Company); Series 2009 A, Ref. Environmental Facilities RB	4.90%	01/01/16	2,000	2,143,420

Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana); Series 2007, Hospital RB	5.50%	03/01/22	500	503,730

Indiana (State of) Finance Authority (Sisters of St. Francis Health Services);
Series 2006 E, Ref. Health System RB (INS–AGM)(c)	5.25%	11/01/24	365	379,969

Series 2006 E, Ref. Health System RB (INS–AGM)(c)	5.25%	11/01/25	200	206,460

Series 2006 E, Ref. Health System RB (INS–AGM)(c)	5.25%	11/01/26	175	179,134

Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	5.25%	01/01/24	500	525,530

Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. RB(d)	5.10%	01/15/17	760	802,978

St Joseph (County of) (Holy Cross Village at Notre Dame); Series 2006 A, RB	5.75%	05/15/13	400	399,508

				9,138,795

Iowa–1.29%
Altoona (City of) (Annual Appropriation); Series 2008, Tax Allocation RB	5.63%	06/01/23	1,000	1,041,270

Coralville (City of); Series 2006 D, COP	5.25%	06/01/22	500	518,985

Iowa (State of) Finance Authority (Iowa Health System); Series 2005 A, Health Facilities RB (INS–AGC)(c)	5.00%	02/15/19	1,000	1,082,850

Iowa (State of) Finance Authority (Western Home Project); Series 2009, Health Care Facilities RB	6.85%	11/01/19	1,310	1,286,224

				3,929,329

Kansas–0.88%
Kansas (State of) Development Finance Authority (Adventist Health); Series 2009, Hospital RB	5.50%	11/15/23	1,000	1,097,810

Kansas (State of) Development Finance Authority (Hays Medical Center Inc.); Series 2005 L, Health Facilities RB	5.25%	11/15/16	500	539,270

Shawnee (County of) Unified School District No. 501 (Topeka); Series 2002, Unlimited Tax GO Bonds(e)	5.00%	02/01/12	1,000	1,042,410

				2,679,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Kentucky–1.49%
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital Facilities RB	5.00%	08/15/18	$1,000	$1,097,630

Series 2009 A, Hospital Facilities RB	5.38%	08/15/24	1,000	1,047,190

Kentucky (State of) Housing Corp.; Series 2008 A, RB(d)	5.00%	01/01/23	310	311,820

Louisville & Jefferson (County of) Regional Airport Authority; Series 2003 C, Airport Systems RB (INS–AGM)(c)(d)	5.50%	07/01/17	1,000	1,047,660

Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(c)	5.00%	10/01/25	1,000	1,038,920

				4,543,220

Louisiana–1.74%
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(h)	5.25%	07/01/17	593	312,031

Louisiana (State of) Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB (INS–AMBAC)(c)	5.00%	06/01/20	1,000	1,008,710

Series 2009 C-1, Assessment RB (INS–AGC)(c)	5.88%	06/01/23	1,000	1,081,690

Louisiana (State of) Rapides Finance Authority (Cleco Power LLC); Series 2007, RB(a)(b)(d)	5.25%	03/01/13	1,000	1,044,930

New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring RB (INS–AGC)(c)	5.00%	01/01/18	1,235	1,318,498

Series 2009 A-1, Ref. & Restructuring RB (INS–AGC)(c)	5.00%	01/01/19	500	529,720

				5,295,579

Maryland–3.18%
Maryland (State of) Economic Development Corp. (Transit Facilities Project); Series 2010 A, RB	5.13%	06/01/20	2,250	2,103,142

Maryland (State of) Economic Development Corp. (University of Maryland College Park Projects);
Series 2003, Student Housing RB(i)	5.75%	06/01/13	625	695,769

Series 2006, Ref. Student Housing RB (INS–CIFG)(c)	5.00%	06/01/13	1,000	1,054,070

Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	5.50%	01/01/22	1,000	1,007,480

Maryland (State of) Health & Higher Educational Facilities Authority (The Johns Hopkins Health System Obligated Group); Series 2008 B, RB(a)(b)	5.00%	05/15/15	500	554,350

Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	5.25%	01/01/23	250	246,948

Maryland (State of) Transportation Authority; Series 2008, RB	5.25%	03/01/20	3,000	3,516,960

Prince George’s (County of) (National Harbor Project); Series 2004, Special Obligation Bonds	4.70%	07/01/15	500	499,970

				9,678,689

Massachusetts–1.44%
Massachusetts (State of) Development Finance Agency (Carleton Willard Village); Series 2010, RB	5.25%	12/01/25	650	627,426

Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Solid Waste Disposal RB(a)(b)	5.75%	05/01/19	1,500	1,602,105

Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB	6.70%	04/15/21	500	525,805

Massachusetts (State of) Development Finance Agency; Series 2009 B-2, Senior Living Facility RB	6.25%	06/01/14	335	329,221

Massachusetts (State of) Health & Educational Facilities Authority (Northeastern University); Series 2009 T-2, RB(a)(b)	4.10%	04/19/12	1,000	1,031,830

Massachusetts (State of) Health & Educational Facilities Authority (Quincy Medical Center); Series 2008 A, RB	5.85%	01/15/18	300	278,373

				4,394,760

Michigan–1.07%
Kent Hospital Finance Authority (Spectrum Health System); Series 2008 A, RB(a)(b)	5.50%	01/15/15	1,000	1,115,760

Michigan (State of) Strategic Fund (The Dow Chemical Co.); Series 2003 A-1, Ref. Limited Obligation RB(a)(b)(d)	6.75%	06/02/14	2,000	2,144,860

				3,260,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–0.90%
Minneapolis (City of) (Fairview Health Services); Series 2008 A, Healthcare System RB	6.38%	11/15/23	$500	$552,260

Northern Municipal Power Agency; Series 2009 A, Ref. Electric Systems RB (INS–AGC)(c)	5.00%	01/01/15	2,000	2,185,060

				2,737,320

Mississippi–0.32%
Mississippi (State of) Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/22	1,000	985,230

Missouri–3.65%
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009, Healthcare Facilities RB	5.00%	06/01/21	525	537,805

Fenton (City of) (Gravois Bluffs Redevelopment Project); Series 2006, Ref. Tax Allocation RB	5.00%	04/01/13	500	521,520

Ferguson (City of) (Crossing at Halls Ferry); Series 2005, Ref. Tax Allocation RB	5.50%	04/01/14	610	613,404

Kansas City (City of) Industrial Development Authority (Plaza Library Project); Series 2004, RB	6.00%	03/01/16	1,175	1,192,707

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2010 C-1, TEMPS Retirement Community IDR	7.50%	11/15/16	1,000	1,006,030

Manchester (City of) (Highway 141/Manchester Road); Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/25	2,250	2,152,552

Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/18	220	206,965

Missouri (State of) Environmental Improvement & Energy Resources Authority (Kansas City Power & Light Co. Project); Series 2008, Environmental Improvement RB(a)(b)(d)	4.90%	07/01/13	1,500	1,565,415

Raytown (City of) (Live Redevelopment Project); Series 2007, RB	5.00%	12/01/16	500	540,135

St. Charles (City of); Series 2003 B, COP	5.50%	05/01/18	2,000	2,067,380

St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2007 A, Senior Living Facilities RB	5.25%	09/01/17	250	251,820

St. Louis (County of) Industrial Development Authority (Ranken-Jordan); Series 2007, Ref. Health Facilities RB	5.00%	11/15/22	540	472,225

				11,127,958

Nebraska–1.07%
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health); Series 2010 B, Healthcare Facilities RB	6.00%	06/01/25	1,000	963,740

Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS–BHAC)(c)	5.13%	04/01/23	560	607,191

University of Nebraska Facilities Corp. (Deferred Maintenance); Series 2006, RB (INS–AMBAC)(c)	5.00%	07/15/17	1,500	1,694,190

				3,265,121

Nevada–1.62%
Clark (County of); Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(c)	5.00%	07/01/26	2,000	1,975,620

Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/24	1,800	1,835,892

Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Allocation RB	7.00%	06/15/20	1,000	1,121,390

				4,932,902

New Hampshire–1.03%
Manchester (City of); Series 2009 A, Ref. General Airport RB	5.00%	01/01/17	1,000	1,073,390

New Hampshire (State of) Business Finance Authority (United Illuminating Co.); Series 2009, PCR(a)(b)(d)	7.13%	02/01/12	2,000	2,077,000

				3,150,390

New Jersey–0.97%
New Jersey (State of) Economic Development Authority (MSU Student Housing Project); Series 2010, RB	5.38%	06/01/25	1,000	943,320

New Jersey (State of) Economic Development Authority (Presbyterian Home at Montgomery); Series 2001 A, First Mortgage RB	6.25%	11/01/20	500	469,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey–(continued)

New Jersey (State of) Health Care Facilities Financing Authority (St. Clares Hospital Inc.) Series 2004 A, Ref. RB(i)	5.25%	07/01/20	$1,000	$1,157,360

New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Healthcare System); Series 2008, RB	5.75%	07/01/15	360	378,558

				2,948,963

New Mexico–2.05%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 A, Ref. PCR(a)(b)	5.20%	06/01/20	1,700	1,638,749

Jicarilla Apache Nation; Series 2003 A, RB(f)	5.50%	09/01/23	1,000	1,036,310

New Mexico (State of) Finance Authority (Sr. Lien Public Project Revolving Fund); Series 2006 B, RB (INS–NATL)(c)	5.00%	06/01/17	1,310	1,482,461

New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena Project); Series 2010 A, First Mortgage RB	5.00%	07/01/19	1,000	989,860

New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare Services); Series 2008 A, Hospital RB	6.00%	08/01/23	1,000	1,086,520

				6,233,900

New York–4.55%
Albany (City of) Industrial Development Agency (St. Peters Hospital Project); Series 2008 A, Civic Facilities RB	5.75%	11/15/22	500	515,745

Brooklyn (City of) Arena Local Development Corp. (Barclays Center Project);
Series 2009, RB	5.75%	07/15/17	1,000	1,079,530

Series 2009, RB	5.75%	07/15/19	1,000	1,063,440

Long Island Power Authority; Series 2003 C, Electric System RB(e)	5.50%	09/01/13	1,000	1,120,770

Madison (County of) Industrial Development Agency (Oneida Health System Incorporated Project); Series 2007, RB	4.50%	02/01/17	165	160,388

Metropolitan Transportation Authority; Series 2002 A, Ref. Service Contract RB	5.75%	07/01/18	1,000	1,163,210

Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2007 A, Continuing Care Retirement RB	5.88%	01/01/18	1,125	1,096,031

New York (City of) Industrial Development Agency (7 World Trade Center); Series 2005 A, Liberty IDR	6.25%	03/01/15	1,500	1,500,705

New York (City of) Industrial Development Agency (Pilot Queens Baseball Stadium);
Series 2009, RB (INS–AGC)(c)	5.00%	01/01/18	200	213,152

Series 2009, RB (INS–AGC)(c)	5.00%	01/01/19	200	211,338

New York (City of) Transitional Finance Authority; Series 2009 S-3, Building Aid RB	5.00%	01/15/21	1,000	1,084,000

New York (State of) Environmental Facilities Corp. (Municipal Water Financing); Series 2005 C, Clean Water & Drinking Revolving RB	5.00%	06/15/21	2,000	2,178,340

Niagara Falls (City of) (Public Improvement); Series 1994, Unlimited Tax GO Bonds(e)	6.90%	03/01/20	5	5,009

Seneca (County of) Industrial Development Agency (Seneca Meadows, Inc.); Series 2005, Solid Waste Disposal RB(a)(b)(d)(f)	6.63%	10/01/13	1,000	995,810

Suffolk (County of) Industrial Development Agency (New York Institute Technology Project); Series 2000, Civic Facilities RB	5.25%	03/01/21	1,425	1,456,664

				13,844,132

North Carolina–1.42%
North Carolina (State of) Eastern Municipal Power Agency;
Series 2008 C, Power System RB	6.75%	01/01/24	1,000	1,132,380

Series 2008 C, Power System RB (INS–AGC)(c)	6.00%	01/01/19	1,250	1,381,600

North Carolina (State of) Medical Care Commission (Salemtowne); Series 2006, Ref. First Mortgage Healthcare Facilities RB	5.00%	10/01/15	500	494,535

North Carolina (State of) Medical Care Commission (South Minster Project); Series 2007 A, First Mortgage Retirement Facilities RB	5.30%	10/01/19	250	240,640

North Carolina (State of) Municipal Power Agency No. 1 (Catawba); Series 2003 A, Electric RB (INS–NATL)(c)	5.25%	01/01/19	1,000	1,059,760

				4,308,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Dakota–0.62%
Grand Forks (City of) (4000 Valley Square Project); Ref. Senior Housing RB	5.00%	12/01/16	$500	$478,255

North Dakota (State of) Public Finance Authority (St. Revolving Federal Program); Series 2008 A, RB	5.50%	10/01/19	1,195	1,406,204

				1,884,459

Ohio–3.77%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/20	500	400,760

American Municipal Power-Ohio Inc. (Hydroelectric Projects); Series 2009 C, RB	5.25%	02/15/19	1,175	1,291,877

Athens (County of) (Improvement O’Bleness Memorial); Series 2003 A, Ref. RB	6.25%	11/15/13	320	319,923

Cleveland (City of) (Cleveland Stadium Project); Series 2004, Ref. RB (INS–AMBAC)(c)	5.13%	12/01/20	1,370	1,439,897

Montgomery (County of) (Miami Valley Hospital); Series 2009, RB(a)(b)	5.25%	11/15/14	1,000	1,077,380

Montgomery (County of) (St. Leonard); Series 2010, Ref. Healthcare & MFH RB	6.00%	04/01/20	1,000	1,007,590

Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	2,000	2,135,820

Ohio (State of) Air Quality Development Authority (Ohio Power Co. Galvin); Series 2010 A, Ref. RB(a)(b)(d)	2.88%	08/01/14	2,000	1,993,700

Ohio (State of) Municipal Electric Generation Agency (Joint Venture 5); Series 2004, Ref. Beneficial Interest Certificates (INS–AMBAC)(c)	5.00%	02/15/21	750	777,143

Ohio (State of) State Water Development Authority (Allied Waste North America, Inc.); Series 2007 A, Solid Waste RB(d)	5.15%	07/15/15	1,000	1,023,670

				11,467,760

Oklahoma–1.38%
Chickasawa Nation (Health System); Series 2007, RB(f)	5.38%	12/01/17	370	392,866

Citizen Potawatomi Nation; Series 2004 A, Obligation Tax RB	5.75%	09/01/11	775	771,489

Tulsa (City of) Airports Improvement Trust; Series 2009 A, General Airport RB	5.38%	06/01/24	1,750	1,764,595

Tulsa (County of) Industrial Authority (Montereau Incorporated Project); Series 2010 A, Senior Living Community RB	6.88%	11/01/23	1,300	1,283,633

				4,212,583

Pennsylvania–3.81%
Allegheny (County of) Airport Authority (Pittsburgh International Airport); Series 2010 A, Airport RB (INS–AGM)(c)(d)	5.00%	01/01/16	1,000	1,048,280

Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.00%	09/01/21	500	464,385

Allegheny (County of) Redevelopment Authority (Pittsburgh Mills Project); Series 2004, Tax Allocation RB	5.10%	07/01/14	160	162,413

Delaware (County of) Authority (Elwyn Project); Series 2010, RB	5.00%	06/01/20	1,980	1,990,415

Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.00%	01/01/17	500	520,765

Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care); Series 2005, Mortgage RB	6.00%	02/01/21	500	449,735

Pennsylvania (State of) Economic Development Financing Authority (Exelon Generation Co., LLC); Series 2009 A, Ref. Exempt Facilities RB(a)(b)	5.00%	06/01/12	2,000	2,076,440

Pennsylvania (State of) Economic Development Financing Authority (Waste Management Project); Series 2009, Solid Waste Disposal RB(a)(b)	2.63%	12/03/12	1,000	1,006,240

Philadelphia (City of); Series 2004, Gas Works RB (INS–AGC)(c)	5.25%	08/01/18	750	793,590

Philadelphia (State of) Redevelopment Authority (Neighborhood Transformation); Series 2002 A, RB (INS–NATL/FGIC)(c)	5.50%	04/15/16	2,000	2,078,460

Washington (County of) Industrial Development Authority (Jefferson College); Series 2010, RB	5.00%	11/01/25	1,000	1,010,200

				11,600,923

Puerto Rico–0.64%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2010 CCC, Power RB	5.00%	07/01/24	2,000	1,933,700

South Carolina–2.10%
Georgetown (County of) (International Paper Co.); Series 2000 A, Ref. Environmental Improvement RB	5.95%	03/15/14	1,000	1,083,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Carolina–(continued)

Lexington (Town of); Series 2001 A, Ref. Water and Sewer RB (INS–NATL)(c)	5.00%	04/01/14	$1,065	$1,068,877

Piedmont (City of) Municipal Power Agency;
Series 2008 A 2, Electric RB	5.00%	01/01/24	1,000	1,018,490

Series 2009 A-4, Ref. Electric RB	5.00%	01/01/21	2,000	2,124,640

South Carolina (State of) Jobs–Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(c)	5.00%	02/01/19	1,000	1,082,920

				6,378,897

South Dakota–0.17%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB	5.00%	09/01/22	500	519,830

Tennessee–0.81%
Chattanooga (City of) Health Educational & Housing Facility Board (CDFI Phase I LLC Project); Series 2005 A, Ref. RB	5.00%	10/01/15	270	275,532

Franklin Special School District; Series 1999, Limited Tax CAB GO Bonds (INS–AGM)(c)(j)	0.00%	06/01/15	700	640,878

Shelby (County of) Health Educational & Housing Facilities Board (Trezevant Manor Project); Series 2006 A, RB	5.25%	09/01/16	500	489,485

Shelby (County of) Health Educational & Housing Facilities Board; Series 2008 C, RB	5.25%	06/01/18	1,000	1,068,910

				2,474,805

Texas–8.36%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(d)	4.85%	04/01/21	1,000	996,330

Austin (City of); Series 2009, Water & Wastewater System RB	5.00%	11/15/24	1,500	1,621,860

Capital Area Cultural Education Facilities Finance Corp. (Roman Catholic Diocese); Series 2005 A, RB	5.50%	04/01/25	1,610	1,535,538

Dallas (City of) Civic Center Convention Complex; Series 2009, Ref. & Improvement RB (INS–AGC)(c)	5.00%	08/15/18	1,500	1,622,085

Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	6.75%	04/01/16	205	216,744

Dallas-Fort Worth (Cities of) International Airport Facilities Improvement Corp.;
Series 2002 C, Joint Airport RB (INS–NATL)(c)(d)	5.75%	11/01/18	500	501,765

Series 2002 C, Joint Airport RB (INS–NATL)(c)(d)	6.00%	11/01/23	500	501,875

Greenville (City of); Series 2010, Ref. & Improvement RB	5.00%	02/15/25	2,355	2,395,176

Harris (County of) Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB	7.00%	12/01/27	500	544,815

Harris (County of) Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	1,500	1,508,340

HFDC of Central Texas, Inc. (Sears Tyler Methodist); Series 2009 B, RB	6.38%	11/15/19	625	591,075

Hidalgo (County of) Health Services Corp. (Mission Hospital, Inc.);
Series 2005, Hospital RB	5.00%	08/15/13	500	516,095

Series 2005, Hospital RB	5.00%	08/15/19	350	347,137

Hopkins (County of) Hospital District; Series 2008, Hospital RB	5.50%	02/15/23	500	460,410

Lufkin (City of) Health Facilities Development Corp. (Memorial Health System East Texas); Series 2007, RB	5.13%	02/15/22	250	235,053

Mesquite (City of) Health Facility Development Corp. (Retirement Facility Christian Care); Series 2005, RB	5.00%	02/15/15	840	864,755

Mission (City of) Economic Development Corp. (Allied Waste N.A. Incorporated Project); Series 2007 A, Solid Waste Disposal RB(d)	5.20%	04/01/18	400	406,404

Mission (City of) Economic Development Corp. (Waste Management, Inc.); Series 2008, Solid Waste Disposal RB(a)(b)(d)	6.00%	08/01/13	500	527,980

North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB	6.00%	01/01/23	1,000	1,067,400

Series 2008 L-2, Ref. First Tier System RB(a)(b)	6.00%	01/01/13	1,000	1,076,380

Tarrant (County of) Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.); Series 2007, Retirement Facility RB	5.00%	11/15/17	500	519,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Tarrant (County of) Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2009 B-2, Retirement Facility RB	6.50%	02/15/14	$1,000	$971,250

Tarrant (County of) Cultural Education Facilities Finance Corp. (Christus Health); Series 2008 A, Ref. RB (INS–AGC)(c)	5.75%	07/01/18	2,000	2,134,740

Tarrant (County of) Cultural Education Facilities Finance Corp. (Mirador); Series 2010 B-1, Retirement Facility TEMPS-75 RB	7.25%	11/15/16	1,000	1,006,720

Tarrant (County of) Cultural Educational Facilities Finance Corp. (Baylor Healthcare System Project); Series 2009, Ref. RB	5.75%	11/15/24	1,000	1,071,210

Texas (State of) Transportation Commission; Series 2006 A, First Tier RB	5.00%	04/01/20	2,000	2,205,000

				25,445,767

Virgin Islands–1.21%
Virgin Islands Public Finance Authority (Matching Fund Loan Note Diago Project); Series 2009 A, Sub. RB	6.00%	10/01/14	500	523,415

Virgin Islands Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/17	1,000	1,077,520

Virgin Islands Public Finance Authority; Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/19	2,000	2,077,320

				3,678,255

Virginia–1.38%
Fairfax (County of) Industrial Development Authority (Healthcare Inova Health System); Series 2009 A, RB	5.13%	05/15/24	1,000	1,052,280

Virginia (State of) Small Business Financing Authority (Hampton Roads Proton); Series 2009, RB(f)	8.00%	07/01/19	1,000	1,020,200

Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.25%	07/01/19	1,000	1,115,080

White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	1,023	1,025,598

				4,213,158

Washington–3.60%
Clark (County of) Public Utility District No. 1; Series 2009, Ref. Electric System RB	5.00%	01/01/23	1,000	1,033,340

FYI Properties (Washington St. District Project); Series 2009, Lease RB	5.25%	06/01/26	2,000	2,064,740

Kalispel Tribe of Indians; Series 2008, RB	6.20%	01/01/16	150	138,562

Seattle (City of); Series 2008, Ref. & Improvement Municipal Light & Power RB	5.75%	04/01/23	1,725	1,973,262

Tes Properties; Series 2009, RB	5.00%	12/01/24	1,000	1,042,020

Washington (State of) Higher Education Facilities Authority (Whitworth University Project); Series 2009, RB	5.13%	10/01/24	1,500	1,473,300

Washington (State of); Series 2004 A, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	07/01/20	3,000	3,231,120

				10,956,344

West Virginia–0.24%
Ohio (County of) (Fort Henry Centre Tax Increment Financing District); Series 2007 A, Tax Increment Allocation RB	5.63%	06/01/22	250	241,193

West Virginia (State of) Hospital Finance Authority (Thomas Health System, Inc.); Series 2008, Hospital RB	6.00%	10/01/20	500	486,840

				728,033

Wisconsin–3.25%
Milwaukee (County of);
Series 2010 B, Ref. Airport RB(d)	5.00%	12/01/22	1,250	1,244,300

Series 2010 B, Ref. Airport RB(d)	5.00%	12/01/23	1,000	981,260

Superior (City of) (Superior Water, Light & Power Company); Series 2007 A, Ref. Collateralized Utility RB(d)	5.38%	11/01/21	1,370	1,382,494

Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.);
Series 2009 B, RB(a)(b)	4.75%	08/15/14	1,000	1,057,830

Series 2009 B, RB(a)(b)	5.13%	08/15/16	1,000	1,073,070

Wisconsin (State of) Health & Educational Facilities Authority (Beaver Dam Community Hospital, Inc.); Series 2004 A, RB	5.50%	08/15/14	500	499,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wisconsin–(continued)

Wisconsin (State of) Health & Educational Facilities Authority (St. Johns Community, Inc.); Series 2009 C2, TEMPS RB	5.40%	09/15/14	$1,750	$1,725,588

Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(d)	5.30%	09/01/23	1,875	1,920,544

				9,885,046

Wyoming–0.34%
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply System RB	5.38%	01/01/25	1,000	1,050,070

TOTAL INVESTMENTS(k)–99.63% (Cost $294,760,931)				303,349,195

FLOATING RATE NOTE OBLIGATIONS–(1.40)%
Notes with interest rates ranging from 0.34% to 0.41% at 02/28/11 and contractual maturities of collateral ranging from 05/01/23 to 08/01/25 (See Note 1J)(l)				(4,275,000)

OTHER ASSETS LESS LIABILITIES–1.77%				5,413,016

NET ASSETS–100.00%				$304,487,211

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp. (AMBAC filed for bankruptcy on November 8, 2010)
BAN	– Bond Anticipation Note
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bond
CIFG	– CIFG Assurance North America, Inc.
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Co.
FHA	– Federal Housing Administration
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref	– Refunding
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Security subject to the alternative minimum tax.
(e)	Advance refunded.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $5,399,324, which represented 1.77% of the Fund’s Net Assets.
(g)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(h)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2011 was $970,208, which represented 0.32% of the Fund’s Net Assets
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)	Zero coupon bond issued at a discount.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Corp.	5.90%

(l)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2011. At February 28, 2011, the Fund’s investments with a value of $6,966,615 are held by the Dealer Trusts and serve as collateral for the $4,275,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $294,760,931)	$303,349,195

Cash	1,204,357

Receivable for:
Investments sold	644,266

Fund shares sold	1,106,961

Interest	4,026,618

Investment for trustee deferred compensation and retirement plans	1,525

Other assets	10,579

Total assets	310,343,501

Liabilities:
Floating rate note obligations	4,275,000

Payable for:
Fund shares reacquired	995,751

Dividends	346,472

Accrued fees to affiliates	121,389

Accrued other operating expenses	114,645

Trustee deferred compensation and retirement plans	3,033

Total liabilities	5,856,290

Net assets applicable to shares outstanding	$304,487,211

Net assets consist of:
Shares of beneficial interest	$295,956,235

Undistributed net investment income	832,926

Undistributed net realized gain (loss)	(890,214)

Unrealized appreciation	8,588,264

$304,487,211

Net Assets:
Class A	$222,213,935

Class B	$13,089,322

Class C	$55,088,316

Class Y	$14,095,638

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	21,021,181

Class B	1,219,105

Class C	5,217,929

Class Y	1,334,259

Class A:
Net asset value per share	$10.57

Maximum offering price per share (Net asset value of $10.57 divided by 95.25%)	$11.10

Class B:
Net asset value and offering price per share	$10.74

Class C:
Net asset value and offering price per share	$10.56

Class Y:
Net asset value and offering price per share	$10.56

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Intermediate Term Municipal Income Fund

Statement of Operations

For the period October 1, 2010 to February 28, 2011 and for the year ended September 30, 2010

	Five months ended	Year ended
	February 28,	September 30,
	2011	2010

Investment income:
Interest	$6,749,832	$15,639,392

Expenses:
Advisory fees	674,042	1,602,495

Administrative services fees	43,417	124,134

Custodian fees	6,002	27,225

Distribution fees:
Class A	248,493	617,096

Class B	60,784	148,694

Class C	242,114	509,955

Interest, facilities and maintenance fees expense	12,656	46,011

Transfer agent fees	100,017	144,546

Trustees’ and officers’ fees and benefits	9,230	30,452

Other	51,189	194,007

Total expenses	1,447,944	3,444,615

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(135,082)	(320,499)

Net expenses	1,312,862	3,124,116

Net investment income	5,436,970	12,515,276

Net realized gain (loss) from investment securities	(442,664)	469,341

Change in net unrealized appreciation (depreciation) of investment securities	(14,496,218)	7,050,146

Net realized and unrealized gain (loss)	(14,938,882)	7,519,487

Net increase (decrease) in net assets resulting from operations	$(9,501,912)	$20,034,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the period October 1, 2010 to February 28, 2011 and the years ended September 30, 2010 and 2009

	Five months ended	Year ended	Year ended
	February 28,	September 30,	September 30,
	2011	2010	2009

Operations:
Net investment income	$5,436,970	$12,515,276	$8,202,008

Net realized gain (loss)	(442,664)	469,341	(925,217)

Change in net unrealized appreciation (depreciation)	(14,496,218)	7,050,146	21,058,765

Net increase (decrease) in net assets resulting from operations	(9,501,912)	20,034,763	28,335,556

Distributions to shareholders from net investment income:
Class A	(3,980,039)	(9,748,647)	(6,980,949)

Class B	(196,695)	(471,679)	(410,066)

Class C	(783,642)	(1,630,279)	(953,632)

Class Y	(217,686)	(326,758)	(71,426)

Total distributions from net investment income	(5,178,062)	(12,177,363)	(8,416,073)

Share transactions–net:
Class A	(37,670,086)	39,837,314	105,302,606

Class B	(2,612,170)	2,341,908	2,158,866

Class C	(3,958,915)	21,238,149	17,909,890

Class Y	5,274,913	2,557,394	5,525,948

Net increase (decrease) in net assets resulting from share transactions	(38,966,258)	65,974,765	130,897,310

Net increase (decrease) in net assets	(53,646,232)	73,832,165	150,816,793

Net assets:
Beginning of period	358,133,443	284,301,278	133,484,485

End of period (includes undistributed net investment income of $832,926, $579,262 and $249,582, respectively)	$304,487,211	$358,133,443	$284,301,278

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Intermediate Term Municipal Income Fund (the “Fund”), is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Intermediate Term Municipal Income Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Free Trust. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  On February 28, 2011, the Fund’s fiscal year-end changed from September 30 to February 28.
  The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert.

22        Invesco Van Kampen Intermediate Term Municipal Income Fund

Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

23        Invesco Van Kampen Intermediate Term Municipal Income Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate securities and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
L.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

24        Invesco Van Kampen Intermediate Term Municipal Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.50%

Over $500 million	0.45%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,032,602 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets for the period October 1, 2009 to May 31, 2010.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provides discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.90%, 1.65%, 1.65% and 0.65% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  Prior to the Reorganization, Van Kampen voluntarily waived $206,520 of fees and/or reimbursed expenses of the Acquired Fund during the year ended September 30, 2010.
  For the period October 1, 2010 to February 28, 2011 and the year ended September 30, 2010, the Adviser waived advisory fees of $134,808 and $113,979, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $25,848 during the year ended September 30, 2010 to VKII. For the period October 1, 2010 to February 28, 2011 and the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $17,640 to VKII during the year ended September 30, 2010.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended February 28, 2011 and the year ended September 30, 2010, IIS was paid $100,017 and $51,796, respectively, for providing such services. Prior to the Reorganization, the Acquired Fund paid $33,495 during the year ended September 30, 2010 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the period October 1, 2010 to February 28, 2011 and the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $813,093 to VKFI during the year ended September 30, 2010.
  For the period October 1, 2010 to February 28, 2011 and the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to

25        Invesco Van Kampen Intermediate Term Municipal Income Fund

the shareholder. For the period October 1, 2010 to February 28, 2011, IDI advised the Fund that IDI retained $25,707 in front-end sales commissions from the sale of Class A shares and $24,102, $10,167 and $11,030 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $26,495 in front-end sales commissions from the sale of Class A shares and $996, $3,657 and $2,824 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $147,236 in front-end sales commissions from the sale of Class A shares and $21,852, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$303,349,195	$—	$303,349,195

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the period October 1, 2010 to February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $274.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period October 1, 2010 to February 28, 2011 and the period June 1, 2010 to September 30, 2010, the Fund paid legal fees of $812 and $245, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $5,291 during the year ended September 30, 2010, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate note obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the period October 1, 2010 to February 28, 2011 were $4,275,000 and 0.72%, respectively.

26        Invesco Van Kampen Intermediate Term Municipal Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period October 1, 2010 to February 28, 2011 and the Years Ended September 30, 2010 and 2009:

	February 28,
	2011	September 30, 2010	September 30, 2009

Ordinary income	$9	$7,295	$2,366

Ordinary income — tax exempt	5,178,053	12,170,068	8,333,691

Total distributions	$5,178,062	$12,177,363	$8,336,057

Tax Components of Net Assets at Period-End:

February 28,
2011

Undistributed ordinary income	$557,877

Net unrealized appreciation — investments	8,860,407

Temporary book/tax differences	(2,850)

Post-October deferrals	(520,113)

Capital loss carryforward	(364,345)

Shares of beneficial interest	295,956,235

Total net assets	$304,487,211

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book and tax accretion and amortization differences and inverse floater adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $82,691 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$240,371

February 28, 2018	123,974

Total capital loss carryforward	$364,345

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period October 1, 2010 to February 28, 2011 was $5,330,685 and $42,260,449, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$12,123,007

Aggregate unrealized (depreciation) of investment securities	(3,262,600)

Net unrealized appreciation of investment securities	$8,860,407

Cost of investments for tax purposes is $294,488,788.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond accretion, on February 28, 2011, undistributed net investment income (loss) was decreased by $5,244 and undistributed net realized gain (loss) was increased by $5,244. This reclassification had no effect on the net assets of the Fund.

27        Invesco Van Kampen Intermediate Term Municipal Income Fund

NOTE 10—Share Information

	Summary of Share Activity

	Five months ended				Year ended				Year ended
	February 28, 2011(a)				September 30, 2010				September 30, 2009
	Shares		Amount		Shares		Amount		Shares	Amount

Sold:
Class A	2,613,423	(b)	$27,966,667	(b)	10,404,703	(c)	$111,830,282	(c)	16,604,175	$166,439,181

Class B	67,652		739,203		592,419		6,463,394		712,094	7,257,125

Class C	628,986		6,717,693		2,963,393		31,775,657		2,517,951	25,323,551

Class Y	835,597		8,980,902		458,457		4,925,585		590,535	6,196,076

Issued as reinvestment of dividends:
Class A	306,167		3,269,283		771,076		8,299,496		530,836	5,393,306

Class B	14,353		155,537		34,155		373,544		29,205	299,557

Class C	56,407		601,070		118,971		1,280,132		68,636	697,263

Class Y	11,905		126,471		14,257		153,824		5,307	54,046

Reacquired:
Class A	(6,441,832)		(68,906,036)		(7,478,946)		(80,292,464)		(6,605,144)	(66,529,881)

Class B	(323,271	)(b)	(3,506,910	)(b)	(411,113	)(c)	(4,495,030	)(c)	(529,019)	(5,397,816)

Class C	(1,063,047)		(11,277,678)		(1,100,898)		(11,817,640)		(808,587)	(8,110,924)

Class Y	(362,274)		(3,832,460)		(235,118)		(2,522,015)		(72,367)	(724,174)

Net increase (decrease) in share activity	(3,655,934)		$(38,966,258)		6,131,356		$65,974,765		13,043,622	$130,897,310

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 107,137 Class B shares into 108,821 Class A shares at a value of $1,159,680.
(c)	Includes automatic conversion of 125,572 Class B shares into 127,482 Class A shares at a value of $1,384,033.

28        Invesco Van Kampen Intermediate Term Municipal Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

																		Supplemental Ratios
																		Ratio of		Ratio of
												Ratio of		Ratio of				expenses		expenses
												expenses		expenses				to average net		to average net
												to average		to average				assets with fee		assets without
												net assets		net assets				waivers		fee waivers
			Net gains									with fee		without		Ratio of net		(excluding		(excluding
	Net asset		(losses) on		Dividends	Distributions						waivers		fee waivers		investment		interest,		interest,
	value,	Net	securities (both	Total from	from net	from net		Net asset			Net assets,	and/or		and/or		income		facilities and		facilities and
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	expenses		expenses		to average		maintenance		maintenance		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		fees)		fees)		turnover(b)

Class A
Period ended 02/28/11	$11.03	$0.19	$(0.47)	$(0.28)	$(0.18)	$—	$(0.18)	$10.57	(2.57	)%(c)	$222,214	0.81	%(d)	0.91	%(d)	4.19	%(d)	0.80	%(d)	0.90	%(d)	4%
Year ended 09/30/10	10.80	0.44	0.21	0.65	(0.42)	—	(0.42)	11.03	6.24	(c)	270,764	0.83		0.93		4.05		0.82		0.92		12
Year ended 09/30/09	10.05	0.42	0.76	1.18	(0.43)	—	(0.43)	10.80	12.16	(e)	225,086	0.93		1.03		4.16		0.90		1.00		23
Year ended 09/30/08	10.59	0.41	(0.55)	(0.14)	(0.40)	—	(0.40)	10.05	(1.42	)(e)	103,657	1.00		1.10		3.95		0.95		1.06		61
Year ended 09/30/07	10.68	0.38	(0.10)	0.28	(0.37)	—	(0.37)	10.59	2.63	(e)	81,398	0.98		1.08		3.54		0.98		1.08		11
Year ended 09/30/06	10.69	0.37	0.04	0.41	(0.37)	(0.05)	(0.42)	10.68	3.91	(e)	79,420	0.99		1.09		3.46		0.99		1.09		21

Class B
Period ended 02/28/11	11.20	0.16	(0.47)	(0.31)	(0.15)	—	(0.15)	10.74	(2.81	)(c)	13,089	1.56	(d)	1.66	(d)	3.44	(d)	1.55	(d)	1.65	(d)	4
Year ended 09/30/10	10.96	0.36	0.22	0.58	(0.34)	—	(0.34)	11.20	5.46	(c)	16,362	1.58		1.68		3.30		1.57		1.67		12
Year ended 09/30/09	10.19	0.36	0.77	1.13	(0.36)	—	(0.36)	10.96	11.42	(f)(g)	13,648	1.57	(g)	1.67	(g)	3.53	(g)	1.55	(g)	1.65	(g)	23
Year ended 09/30/08	10.73	0.41	(0.56)	(0.15)	(0.39)	—	(0.39)	10.19	(1.45	)(f)(g)	10,519	1.05	(g)	1.15	(g)	3.87	(g)	1.00	(g)	1.11	(g)	61
Year ended 09/30/07	10.82	0.38	(0.10)	0.28	(0.37)	—	(0.37)	10.73	2.59	((f)(g)	11,105	0.98	(g)	1.08	(g)	3.55	(g)	0.98	(g)	1.08	(g)	11
Year ended 09/30/06	10.82	0.39	0.04	0.43	(0.38)	(0.05)	(0.43)	10.82	4.13	(f)(g)	14,631	0.78	(g)	0.88	(g)	3.67	(g)	0.78	(g)	0.88	(g)	21

Class C
Period ended 02/28/11	11.02	0.15	(0.47)	(0.32)	(0.14)	—	(0.14)	10.56	(2.88	)(c)	55,088	1.56	(d)	1.66	(d)	3.44	(d)	1.55	(d)	1.65	(d)	4
Year ended 09/30/10	10.78	0.35	0.23	0.58	(0.34)	—	(0.34)	11.02	5.53	(c)	61,646	1.58		1.68		3.30		1.57		1.67		12
Year ended 09/30/09	10.03	0.34	0.77	1.11	(0.36)	—	(0.36)	10.78	11.35	(h)	38,649	1.68		1.78		3.41		1.66		1.76		23
Year ended 09/30/08	10.57	0.33	(0.55)	(0.22)	(0.32)	—	(0.32)	10.03	(2.17	)(h)	18,425	1.75		1.85		3.20		1.70		1.81		61
Year ended 09/30/07	10.66	0.30	(0.10)	0.20	(0.29)	—	(0.29)	10.57	1.88	(h)(g)	13,010	1.72	(g)	1.82	(g)	2.81	(g)	1.72	(g)	1.82	(g)	11
Year ended 09/30/06	10.68	0.29	0.03	0.32	(0.29)	(0.05)	(0.34)	10.66	3.04	(h)	14,714	1.74		1.84		2.71		1.74		1.84		21

Class Y(i)
Period ended 02/28/11	11.03	0.20	(0.48)	(0.28)	(0.19)	—	(0.19)	10.56	(2.56	)(c)	14,096	0.56	(d)	0.66	(d)	4.44	(d)	0.55	(d)	0.65	(d)	4
Year ended 09/30/10	10.79	0.46	0.23	0.69	(0.45)	—	(0.45)	11.03	6.56	(c)	9,361	0.58		0.68		4.30		0.57		0.67		12
Year ended 09/30/09	10.04	0.45	0.76	1.21	(0.46)	—	(0.46)	10.79	12.45	(j)	6,598	0.67		0.77		4.49		0.65		0.75		23
Year ended 09/30/08	10.59	0.45	(0.58)	(0.13)	(0.42)	—	(0.42)	10.04	(1.27	)(j)	883	0.73		0.83		4.33		0.69		0.79		61
Year ended 09/30/07	10.67	0.40	(0.09)	0.31	(0.39)	—	(0.39)	10.59	2.98	(j)	231	0.72		0.82		3.79		0.72		0.82		11
Year ended 09/30/06	10.69	0.39	0.03	0.42	(0.39)	(0.05)	(0.44)	10.67	4.08	(j)	901	0.72		0.82		3.73		0.72		0.82		21

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $240,265, $14,693, $58,524 and $12,380 for Class A, Class B, Class C, and Class Y, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expense to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	On June 1, 2010, Class I Shares of the predecessor fund were reorganized into Class Y Shares of the Fund.
(j)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

NOTE 12—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Municipal Fund (the “Target Fund”) in exchange for shares of the Fund.
  The Target Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

29        Invesco Van Kampen Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen Intermediate Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Intermediate Term Municipal Income Fund; (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended February 28, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

30        Invesco Van Kampen Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$970.20	$3.96	$1,020.78	$4.06	0.81%

B	1,000.00	970.10	7.62	1,017.06	7.80	1.56

C	1,000.00	969.30	7.62	1,017.06	7.80	1.56

Y	1,000.00	973.30	2.74	1,022.02	2.81	0.56

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

31        Invesco Van Kampen Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended February 28, 2011:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal period.

32        Invesco Van Kampen Intermediate Term Municipal Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
			Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers - (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
			Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers - (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers - (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801

T-4

Go Paperless with eDelivery Visit invesco.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees: – environmentally friendly. Go green by reducing the – efficient. Stop waiting for regular mail. Your documents number of trees used to produce paper. will be sent via email as soon as they’re available. – economical. Help reduce your fund’s printing and delivery – easy. Download, save and print files using your home expenses and put more capital back in your fund’s returns. computer with a few clicks of your mouse. This service is provided by Invesco Investment Services, Inc.

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-ITMI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen Municipal Income Fund

Nasdaq:
A: VKMMX • B: VMIBX • C: VMICX • Y: VMIIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
22	Financial Statements
24	Notes to Financial Statements
31	Financial Highlights
32	Auditor’s Report
33	Fund Expenses
34	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Municipal Income Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
     As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Van Kampen Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen Municipal Income Fund has changed to February 28. Therefore, the period covered by this report is from September 30, 2010, the date of the last annual report, through February 28, 2011, the Fund’s new fiscal year-end.
     All share classes of Invesco Van Kampen Municipal Income Fund at net asset value (NAV) posted negative returns during the five-month reporting period ended February 28, 2011. The Fund underperformed its broad market/style-specific benchmark, the Barclays Capital Municipal Bond Index. The Fund’s overweight health care allocation was the main detractor from relative performance versus the Barclays Capital Municipal Bond Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 9/30/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.25%

Class B Shares	-5.57

Class C Shares	-5.51

Class Y Shares	-5.16

Barclays Capital Municipal Bond Index▼ (Broad Market/Style-Specific Index)	-3.36

Source: ▼Lipper Inc.

How we invest
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
     Under normal market conditions, we seek to achieve the Fund’s investment objective by investing at least 80% of the Fund’s total assets in investment grade municipal securities. Investment grade securities are: securities rated BBB or higher by S&P, Baa or higher by Moody’s or securities with an equivalent rating by another agency, comparably rated short term securities or unrated municipal securities which we have determined to be of comparable quality at the time of purchase.
     Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities rated below investment grade. Lower grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities of comparable quality.
     The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, and such instruments will be treated as

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	92.0%

General Obligation Bonds	6.8

Pre-Refunded Bonds	1.2

Total Net Assets	$582.4 million

Total Number of Holdings	347
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Top 10 Fixed Income Issuers

1.	Illinois (State of) Metropolitan Pier &
	Exposition Authority	1.6%

2.	Washington (State of)	1.6

3.	Wisconsin (State of) Housing &
	Economic Development Authority	1.4

4.	Foothill-Eastern Transportation
	Corridor Agency	1.4

5.	Denver (City & County of)	1.1

6.	Port Authority of New York
	& New Jersey	1.0

7.	Hawaii (State of)	1.0

8.	Matanuska-Susitna (Borough of)	0.9

9.	Long Island Power Authority	0.9

10.	Illinois (State of) Finance Authority	0.9

investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses. We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration, or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     During the five-month period covered by this report, municipal bond mutual funds experienced extensive net outflows. Market volatility was heightened across the municipal asset class as U.S. Treasury yields increased and the market was flooded with new issuance during the last two months of 2010 in anticipation

4 Invesco Van Kampen Municipal Income Fund

of the Build America Bond (BAB) program ending. These factors contributed to rising investor concerns regarding the health of municipal finances, leading to redemptions and lower municipal bond prices.
     In terms of the yield curve positioning, the Fund’s overweight exposure to the middle part of the curve (12–15 years) detracted from relative returns as yields increased during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments which have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means to manage duration, yield curve exposure and credit exposure and potentially can enhance yield.
     Sector performance was driven by quality spreads widening for most of the reporting period before tightening in February, largely a result of increased volatility and higher tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors underperformed and detracted from the Fund’s relative performance as we held an overweight position in these market segments. The Fund’s overweight allocation in unrated bonds also detracted from relative performance.
     At a sector level, our underweight exposure to tax-supported bonds, specifically state general obligation (GO) and local GO bonds, enhanced Fund returns for the period. Our overweight exposure to health care bonds detracted from performance.
     Thank you for investing in Invesco Van Kampen Municipal Income Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen Municipal Income Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Municipal Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Municipal Income Fund. Mr. Wimmel joined Invesco in 2010. He earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5 Invesco Van Kampen Municipal Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 7/31/90, Fund data from 8/1/90

Past performance cannot guarantee comparable future results
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Van Kampen Municipal Income Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (8/1/90)		4.72%	4.70%	4.82%

10	Years	3.00	2.99	3.25

5	Years	0.90	0.90	1.48

1	Year	-4.13	-4.13	-0.98

Class B Shares

Inception (8/24/92)		3.91%	3.89%	4.04%

10	Years	2.88	2.87	3.08

5	Years	0.82	0.82	1.33

1	Year	-4.91	-4.91	-1.68

Class C Shares

Inception (8/13/93)		3.09%	3.08%	3.26%

10	Years	2.73	2.73	2.93

5	Years	1.12	1.12	1.58

1	Year	-1.09	-1.09	0.81

Class Y Shares

Inception (8/12/05)		2.39%	2.39%	2.80%

5	Years	2.12	2.12	2.58

1	Year	0.88	0.88	2.45

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (8/1/90)		4.75%	4.73%	4.84%

10	Years	3.09	3.08	3.33

5	Years	1.08	1.08	1.64

1	Year	-2.49	-2.49	0.10

Class B Shares

Inception (8/24/92)		3.94%	3.91%	4.06%

10	Years	2.98	2.98	3.17

5	Years	1.00	1.00	1.49

1	Year	-3.23	-3.23	-0.57

Class C Shares

Inception (8/13/93)		3.12%	3.11%	3.28%

10	Years	2.82	2.82	3.01

5	Years	1.32	1.32	1.75

1	Year	0.67	0.67	1.96

Class Y Shares

Inception (8/12/05)		2.43%	2.43%	2.83%

5	Years	2.33	2.32	2.75

1	Year	2.66	2.66	3.63

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.95%, 1.70%, 1.70% and 0.70%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7 Invesco Van Kampen Municipal Income Fund

Invesco Van Kampen Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.
■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Medium-grade obligations possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.
■	Call risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Municipal securities risk. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Risks of using derivative instruments. Risks of derivatives include possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
■	Alternative minimum tax. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKMMX
Class B Shares	VMIBX
Class C Shares	VMICX
Class Y Shares	VMIIX

8 Invesco Van Kampen Municipal Income Fund

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–106.70%
Alabama–1.73%
Courtland (City of) Industrial Development Board (International Paper Co.); Series 2005 A, Ref. Solid Waste Disposal RB(a)	5.20%	06/01/25	$2,500	$2,319,875

Health Care Authority for Baptist Health (The); Series 2009 A, RB(b)(c)	6.13%	05/12/12	2,000	2,077,840

Huntsville-Redstone Village (City of) Special Care Facilities Financing Authority; Series 2007, Retirement Facilities RB	5.50%	01/01/43	900	640,224

Mobile Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB(d)	6.95%	01/01/20	3	0

Selma (City of) Industrial Development Board (Gulf Opportunity Zone); Series 2009 A, RB	6.25%	11/01/33	1,800	1,850,724

University of Alabama at Birmingham (The); Series 2008 A, Hospital RB(b)(c)	5.75%	09/01/18	3,000	3,200,670

				10,089,333

Alaska–1.59%
Alaska (State of) Industrial Development & Export Authority (Lake Dorothy Hydroelectric); Series 2006, RB (INS–AMBAC)(a)(e)	5.00%	12/01/35	3,015	2,378,051

Alaska (State of) Municipal Bond Bank Authority; Series 2009 1, RB	5.75%	09/01/33	200	205,514

Matanuska-Susitna (Borough of) (Goose Creek Correctional Center); Series 2009, Lease RB (INS–AGL)(e)	6.00%	09/01/28	5,000	5,497,500

Northern Tobacco Securitization Corp.; Series 2006 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/46	2,000	1,183,060

				9,264,125

Arizona–3.17%
Flagstaff (City of) Industrial Development Authority (Senior Living Community Northern Arizona); Series 2007, Ref. RB	5.70%	07/01/42	1,000	790,710

Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	500	445,290

Series 2010, RB	5.13%	05/15/40	1,000	914,600

Glendale (City of) Industrial Development Authority; Series 2005, Ref. RB	5.00%	12/01/35	1,655	1,381,428

Maricopa (County of) Pollution Control Corp. (Arizona Public Service Co. Palo Verde); Series 2009 A, Ref. PCR(b)(c)	6.00%	05/01/14	1,000	1,051,460

Navajo (County of) Pollution Control Corp.;
Series 2009 C, PCR(b)(c)	5.50%	06/01/14	1,000	1,074,040

Series 2009 E, PCR(b)(c)	5.75%	06/01/16	1,000	1,091,740

Phoenix (City of) Civic Improvement Corp.;
Series 2002 B, Sr. Lien Airport RB (INS–NATL/FGIC)(a)(e)	5.25%	07/01/32	5,000	4,750,450

Series 2008 B, Sr. Lien Airport RB(a)	5.25%	07/01/19	1,000	1,071,560

Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/39	600	572,454

Series 2009, Education RB	7.13%	01/01/45	570	548,027

Pima (County of) Industrial Development Authority (Global Water Resources LLC);
Series 2007, Water & Wastewater RB(a)	6.55%	12/01/37	1,600	1,384,400

Series 2008, Water & Wastewater RB(a)	6.38%	12/01/18	815	781,503

Pinal (County of) Electric District No. 4;
Series 2008, Electrical System RB	6.00%	12/01/23	550	556,738

Series 2008, Electrical System RB	6.00%	12/01/28	740	724,120

University Medical Center Corp. Arizona; Series 2009, Hospital RB	6.00%	07/01/24	1,250	1,296,337

				18,434,857

California–9.94%
Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	6.75%	07/01/39	2,000	1,921,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(f)	5.00%	04/01/39	$3,620	$3,434,222

Series 2009 F-1, Toll Bridge RB(f)	5.13%	04/01/39	5,000	4,833,650

California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization); Series 2006, Asset-Backed RB	5.25%	06/01/21	2,000	1,768,620

California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/39	2,000	2,011,540

California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.50%	11/01/38	1,250	1,025,825

California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (INS–FHA)(e)	6.25%	08/01/24	2,000	2,259,540

California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	6.25%	11/15/19	500	521,100

Series 2009, Senior Living RB	6.63%	11/15/24	2,000	2,085,000

Desert Hot Springs (City of) Redevelopment Agency (Merged Redevelopment); Series 2008 A-2, Tax Allocation RB	5.00%	09/01/23	1,610	1,354,026

Foothill-Eastern Transportation Corridor Agency;
Series 1999, Ref. Toll Road CAB RB(g)	0.00%	01/15/24	21,000	7,832,790

Series 1999, Ref. Toll Road CAB RB (INS–NATL)(e)(g)	0.00%	01/15/17	3,000	1,989,840

Hesperia (City of) Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS–SGI)(e)	5.00%	09/01/37	1,400	895,216

Lancaster (City of) Redevelopment Agency (Combined Redevelopment Project Areas Housing Programs); Series 2009, Tax Allocation RB	6.50%	08/01/29	2,000	2,052,640

Los Angeles (City of) Department of Water & Power; Series 2008 A-1, Sub. Power System RB(f)	5.25%	07/01/38	2,000	1,986,920

Los Angeles (City of) Unified School District; Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/29	3,000	2,959,050

Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/24	2,500	2,658,750

Sacramento (County of); Series 2010, Sr. Airport System RB	5.00%	07/01/40	2,100	1,886,031

San Francisco (City of) City & County Redevelopment Agency (Mission Bay South Redevelopment); Series 2009 D, Tax Allocation RB	6.00%	08/01/24	1,000	984,930

Southern California Tobacco Securitization Authority; Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/37	1,000	652,320

Turlock (City of) (Emanuel Medical Center, Inc.); Series 2004, Health Facilities COP	5.38%	10/15/34	1,600	1,317,424

University of California;
Series 2009 O, RB(f)	5.75%	05/15/23	2,295	2,617,287

Series 2009 O, RB(f)	5.75%	05/15/25	3,390	3,793,580

West Contra Costa (County of) Unified School District (Election of 2002); Series 2003 B, Unlimited Tax GO Bonds (INS–AGM)(e)	5.00%	08/01/26	5,000	5,027,100

				57,869,261

Colorado–2.73%
Colorado (State of) Health Facilities Authority (American Baptist Homes); Series 2007 A, RB	5.90%	08/01/37	3,000	2,323,710

Colorado (State of) Health Facilities Authority (Evangelical Lutheran); Series 2004 A, RB	5.25%	06/01/34	1,000	922,980

Colorado (State of) Regional Transportation District (Denver Transit Partners); Series 2010, Private Activity RB	6.00%	01/15/41	1,250	1,154,100

Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(f)	5.00%	08/01/24	1,500	1,631,340

Series 2008, Unlimited Tax GO Bonds(f)	5.00%	08/01/25	6,000	6,473,520

Lincoln Park Metropolitan District; Series 2008, Ref. Improvement Unlimited Tax GO Bonds	6.20%	12/01/37	2,000	1,829,880

Montezuma (County of) Hospital District (Health Facilities Enterprise); Series 2007, Ref. Hospital RB	5.90%	10/01/37	500	391,600

Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.50%	01/15/30	1,150	1,161,144

				15,888,274

Connecticut–0.68%
Connecticut (State of) Housing Finance Authority; Series 2010 D 2, Sub. Housing Mortgage Finance Program RB(a)	5.00%	05/15/31	2,000	1,923,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Connecticut–(continued)

Hamden (Town of) (Whitney Center);
Series 2009 B, Facility Entrance Fee Principal Redemption RB	6.13%	01/01/14	$1,000	$1,003,530

Series 2009 C, RB(b)(c)	7.25%	01/01/16	1,000	1,016,530

				3,943,620

Delaware–0.10%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/22	630	579,650

District of Columbia–3.61%
District of Columbia;
Series 2009 A, Income Tax RB(f)	5.00%	12/01/23	4,285	4,651,153

Series 2009 B, Ref. Secured Income Tax RB(f)	5.00%	12/01/24	1,715	1,848,050

District of Columbia (Gallery Place); Series 2002, Tax Increment Tax Allocation RB (INS–AGM)(e)	5.25%	07/01/27	5,150	5,183,732

District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.38%	10/01/34	2,200	2,284,502

District of Columbia Water & Sewer Authority; Series 2007 A, Public Utility RB (INS–AGM/NATL/FGIC)(e)	5.50%	10/01/41	4,000	4,127,920

Metropolitan Washington Airports Authority; Series 2002 A, Airport System RB (INS–NATL/FGIC)(a)(e)	5.25%	10/01/32	3,000	2,922,360

				21,017,717

Florida–5.23%
Alachua (County of) (North Florida Retirement Village);
Series 2007, RB	5.25%	11/15/17	1,000	936,370

Series 2007, RB	5.88%	11/15/36	1,000	752,220

Broward (County of); Series 2001 J 1, Airport System RB (INS–AMBAC)(a)(e)	5.25%	10/01/26	5,000	4,796,750

Capital Trust Agency (Fort Lauderdale); Series 2003, Sr. RB(a)	5.75%	01/01/32	1,000	827,150

Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS–AMBAC)(e)	5.95%	07/01/20	430	438,415

Florida (State of) Board of Education (Capital Outlay 2007); Series 2007 A, Ref. Education Unlimited Tax GO Bonds	5.00%	06/01/19	3,715	4,117,817

Florida (State of) Department of Transportation (Turnpike Authority);
Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/26	1,305	1,335,093

Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/27	1,325	1,346,478

Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/28	1,440	1,456,214

Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/32	2,500	2,506,700

Main Street Community Development District; Series 2008 B, Capital Improvement Special Assessment RB(h)	6.90%	05/01/17	1,000	905,930

Miami-Dade (County of) (Miami International Airport); Series 2010 A, Aviation RB	5.38%	10/01/35	2,000	1,915,760

Orange (County of) Health Facilities Authority (Orlando Lutheran Towers); Series 2007, First Mortgage RB	5.50%	07/01/38	1,750	1,384,215

Palm Beach (County of) Health Facilities Authority (The Waterford); Series 2007, RB	5.88%	11/15/37	800	711,104

Putnam (County of) Development Authority (Seminole); Series 2007 A, Ref. PCR (INS–AMBAC)(b)(c)(e)	5.35%	05/01/18	2,200	2,296,844

Reunion East Community Development District; Series 2005, Special Assessment RB(d)	5.80%	05/01/36	490	239,267

Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(h)	5.25%	10/01/27	3,000	2,506,080

Seven Oaks Community Development District II; Series 2003 A, Special Assessment RB	6.40%	05/01/34	1,390	1,262,468

Tolomato Community Development District;
Series 2007, Special Assessment RB	6.55%	05/01/27	400	279,144

Series 2007, Special Assessment RB	6.65%	05/01/40	665	447,445

				30,461,464

Georgia–1.66%
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	7.38%	01/01/31	2,500	2,467,625

Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.60%	01/01/30	2,500	2,318,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia–(continued)

Atlanta (City of);
Series 2009 A, Water & Wastewater RB	6.00%	11/01/27	$1,000	$1,066,350

Series 2009 A, Water & Wastewater RB	6.00%	11/01/28	1,000	1,059,860

Gainesville & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2009 A-2, Retirement Community RB	6.38%	11/15/29	700	710,423

Putnam (County of) Development Authority (Georgia Power Co.); Series 1996, PCR	5.10%	06/01/23	2,000	2,022,700

				9,645,658

Hawaii–1.80%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Company); Series 2009, Special Purpose RB	6.50%	07/01/39	2,000	1,973,520

Hawaii (State of) Department of Budget & Finance;
Series 2009 C-1, Special Purpose RB	7.50%	11/15/15	2,000	2,021,300

Series 2009 C-2, Special Purpose RB	6.40%	11/15/14	1,000	1,002,020

Hawaii (State of); Series 2008 DK, Unlimited Tax GO Bonds(f)	5.00%	05/01/23	5,125	5,519,471

				10,516,311

Idaho–0.82%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/23	1,000	1,101,240

Idaho (State of) Health Facilities Authority; Series 2007, Ref. Valley Vista Care Corp. RB	6.13%	11/15/27	615	503,857

Idaho (State of) Housing & Finance Association;
Series 2008 A-CL-I, Single Family Mortgage RB(a)	5.75%	07/01/39	1,840	1,854,352

Series 2008 A-CL-II, Single Family Mortgage RB(a)	5.85%	07/01/36	1,320	1,342,704

				4,802,153

Illinois–12.58%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Allocation RB	5.60%	01/01/23	2,250	1,839,870

Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/24	1,500	982,890

Chicago (City of) (Diversey/Narragansett); Series 2006, Ref. Tax Increment Allocation COP	7.46%	02/15/26	480	460,186

Chicago (City of) (Lakefront Millennium Parking Facility); Series 1999, Limited Tax GO Bonds(i)	5.65%	01/01/12	3,000	3,191,070

Chicago (City of) (O’Hare International Airport); Series 2008 A, Airport RB (INS–AGM)(e)(f)	5.00%	01/01/33	3,000	2,858,040

Chicago (City of) (Roosevelt Square/ABLA Redevelopment Project); Series 2009 A, Ref. Tax Increment Allocation COP	7.13%	03/15/22	1,920	1,889,971

Chicago (City of) (San Drain & Ship Canal); Series 1997 A, Tax Allocation RB	7.75%	01/01/14	505	505,985

Chicago (City of); Series 2000 C, Unlimited Tax GO Bonds (INS–NATL/FGIC)(e)	5.75%	01/01/16	1,200	1,216,476

Gilberts (Village of) (The Conservancy Project); Series 2006 1, Special Tax RB(d)	5.38%	03/01/16	1,000	519,300

Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB	6.50%	11/01/38	1,000	1,057,340

Illinois (State of) Finance Authority (Amerencips); Series 2000, Ref. PCR(b)(c)	5.50%	02/28/14	5,050	5,028,134

Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	6.00%	03/01/38	2,500	2,581,700

Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(d)	5.50%	08/15/18	1,000	896,190

Series 2008 A, Ref. RB(d)	6.00%	08/15/22	250	219,393

Series 2008 A, Ref. RB(d)	6.13%	08/15/28	1,500	1,224,630

Illinois (State of) Finance Authority (Kewanee Hospital); Series 2006, RB	5.10%	08/15/31	920	710,507

Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(f)	5.38%	08/15/24	1,000	1,057,400

Series 2009 A, RB(f)	5.75%	08/15/30	2,000	2,052,460

Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS RB	7.00%	11/15/15	1,500	1,469,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of) Finance Authority (Resurrection Health Care);
Series 1999 B, RB (INS–AGM)(e)	5.00%	05/15/15	$4,700	$4,997,040

Series 1999 B, RB (INS–AGM)(e)	5.00%	05/15/17	5,100	5,342,403

Series 1999 B, RB (INS–AGM)(e)	5.00%	05/15/18	5,050	5,266,948

Illinois (State of) Finance Authority (Riverside Health System); Series 2009, RB	6.25%	11/15/35	2,000	2,030,620

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	2,500	2,661,225

Illinois (State of) Finance Authority (Sherman Health Systems); Series 2007 A, RB	5.50%	08/01/37	2,000	1,689,280

Illinois (State of) Finance Authority (Silver Cross Hospital and Medical Center); Series 2008, Ref. RB	6.00%	08/15/23	1,745	1,756,412

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 B, Illinois Dedicated State Tax RB (INS–NATL)(e)(j)	5.40%	06/15/19	9,250	9,306,885

Series 2010 A, RB	5.50%	06/15/50	2,100	1,931,622

Illinois (State of) Will-Kankakee Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(a)	7.00%	12/01/42	425	367,574

McHenry (County of) (Wonder Lake Dredging); Series 2010, Special Tax RB	6.50%	03/01/30	1,820	1,829,828

Pingree Grove (Village of) (Cambridge Lakes Project); Series 2005 05-1, Special Tax RB	5.25%	03/01/15	1,439	1,369,597

Plano Special Service Area Number 10 (Lakewood Springs Club); Series 2007, Special Tax RB	5.80%	03/01/37	1,500	734,835

Railsplitter Tobacco Settlement Authority; Series 2010, RB	6.00%	06/01/28	3,375	3,310,706

United (City of) & Yorkville (City of) (Raintree Village); Series 2005, Special Tax RB	6.25%	03/01/35	982	523,818

Volo (Village of) Special Service Area Number 3 (Symphony Meadows); Series 2006 1, Special Tax RB	6.00%	03/01/36	548	417,401

				73,297,016

Indiana–1.56%
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana); Series 2007, Hospital RB	5.50%	03/01/22	500	503,730

Indiana (State of) Finance Authority (Hoosier Care); Series 1999 A, RB	7.13%	06/01/34	1,755	1,531,273

Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	6.00%	01/01/39	3,000	3,113,580

Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. RB(a)	5.10%	01/15/17	1,500	1,584,825

Indianapolis (City of) Local Public Improvement Bond Bank; Series 1992 D, RB(k)	6.75%	02/01/14	365	392,568

St Joseph (County of) Redevelopment District;
Series 1997 B, Tax Allocation CAB RB(g)	0.00%	06/30/11	140	136,835

Series 1997 B, Tax Allocation CAB RB(g)	0.00%	06/30/12	140	126,739

Series 1997 B, Tax Allocation CAB RB(g)	0.00%	06/30/13	135	113,173

Series 1997 B, Tax Allocation CAB RB(g)	0.00%	06/30/14	130	100,924

Series 1997 B, Tax Allocation CAB RB(g)	0.00%	06/30/15	130	93,457

Series 1997 B, Tax Allocation CAB RB(g)	0.00%	06/30/16	135	89,878

Series 1997 B, Tax Allocation CAB RB(g)	0.00%	06/30/17	225	138,719

Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, RB(h)	5.50%	09/01/27	1,500	1,194,540

				9,120,241

Iowa–1.63%
Altoona (City of); Series 2008, Tax Allocation RB	6.00%	06/01/34	1,860	1,860,874

Coralville (City of); Series 2006 D, COP	5.25%	06/01/26	1,125	1,141,414

Iowa (State of) (I-Jobs Program); Series 2009 A, Special Obligation RB(f)(n)	5.00%	06/01/27	4,650	4,869,015

Iowa (State of) Finance Authority (Madrid Home); Series 2007, Health Care Facilities RB	5.75%	11/15/24	1,100	904,332

Iowa (State of) Tobacco Settlement Authority; Series 2005 C, Asset-Backed RB	5.38%	06/01/38	1,000	711,260

				9,486,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Kansas–0.26%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/29	$1,500	$1,526,880

Kentucky–2.02%
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital Facilities RB	5.38%	08/15/24	3,000	3,141,570

Series 2009 A, Hospital Facilities RB	5.63%	08/15/27	1,000	1,037,880

Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Sub. Series 2008 A-1, RB (INS–AGL)(e)	6.00%	12/01/33	4,000	4,136,080

Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital Facilities RB	6.50%	03/01/45	1,500	1,432,995

Paducah Electric Plant Board; Series 2009 A, RB (INS–AGL)(e)	5.25%	10/01/35	2,000	2,003,160

				11,751,685

Louisiana–1.44%
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(d)	5.25%	07/01/17	1,364	717,723

Louisiana (State of) Public Facilities Authority (Entergy Louisiana LLC); Series 2010, RB	5.00%	06/01/30	1,050	1,033,337

Louisiana (State of) Rapides Finance Authority (Cleco Power LLC);
Series 2007, RB(a)(b)(c)	5.25%	03/01/13	1,550	1,619,641

Series 2008, RB(a)(b)(c)	6.00%	10/01/11	2,000	2,042,360

New Orleans (City of) Aviation Board; Series 2009 A-1, Ref. & Restructuring RB (INS–AGL)(e)	6.00%	01/01/23	1,000	1,106,820

St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	2,000	1,849,300

				8,369,181

Maryland–1.68%
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Tax Allocation RB	7.00%	09/01/38	1,000	964,610

Maryland (State of) Community Development Administration; Series 2007, RB(a)	5.05%	09/01/32	2,105	1,958,787

Maryland (State of) Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/35	1,460	1,318,526

Maryland (State of) Economic Development Corp. (Transportation Facilities); Series 2010 A, Economic Development RB	5.38%	06/01/25	1,030	947,023

Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	6.13%	01/01/30	2,000	1,996,480

Maryland (State of) Transportation Authority; Series 2008, RB	5.25%	03/01/20	2,000	2,344,640

Prince George’s (County of) (National Harbor); Series 2004, Special Obligation RB	5.20%	07/01/34	300	253,455

				9,783,521

Massachusetts–0.85%
Massachusetts (State of) College Building Authority; Series 2009 A, RB	5.50%	05/01/39	1,000	1,027,400

Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Solid Waste Disposal RB(b)(c)	5.75%	05/01/19	2,000	2,136,140

Massachusetts (State of) Development Finance Agency (Linden Ponds Inc.); Series 2007 A, RB	5.75%	11/15/35	2,400	1,367,760

Massachusetts (State of) Health & Educational Facilities Authority; Series 1994, RB (INS–NATL)(e)	5.00%	07/01/13	400	400,732

				4,932,032

Michigan–1.25%
Michigan (State of) Kent Hospital Finance Authority (Spectrum Health System);
Series 2008 A, RB(b)(c)	5.25%	01/15/14	650	707,857

Series 2008 A, RB(b)(c)	5.50%	01/15/15	375	418,410

Michigan (State of) Strategic Fund (Detroit Edison Co.); Series 2002 C, Ref. Limited Obligation RB (INS–SGI)(a)(e)	5.45%	12/15/32	5,000	4,729,650

Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(a)	7.50%	01/01/21	1,545	1,413,613

				7,269,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–1.17%
Chisago (City of) (CDL Homes LLC); Series 2007, Health Care Facilities RB	6.00%	08/01/42	$450	$395,649

Columbia Heights (City of) (Crest View Corp.); Series 2007 A, Ref. MFH & Health Care Facilities RB	5.70%	07/01/42	1,000	701,030

Minneapolis (City of) (Fairview Health Services); Series 2008 A, Health Care System RB	6.75%	11/15/32	3,000	3,232,830

Minneapolis (City of) (Providence); Series 2007 A, Ref. Health Care Facilities RB	5.63%	10/01/27	2,000	1,789,620

St. Paul (City of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2006, Health Care Facilities RB	5.25%	05/15/36	800	691,784

				6,810,913

Mississippi–0.34%
Mississippi (State of) Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/22	2,000	1,970,460

Missouri–3.55%
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009, Health Care Facilities RB	5.75%	06/01/39	2,150	2,143,829

Carthage (City of);
Series 2005, Hospital RB	5.75%	04/01/22	1,000	842,670

Series 2005, Hospital RB	5.88%	04/01/30	1,000	805,330

Kansas City (City of) Industrial Development Authority (Plaza Library Project); Series 2004, RB	6.00%	03/01/16	2,615	2,654,408

Kansas City (City of) Tax Increment Financing Commission (Maincor); Series 2007 A, Tax Allocation RB	5.25%	03/01/18	500	474,415

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2010 C-1, TEMPS Retirement Community RB	7.50%	11/15/16	1,600	1,609,648

Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Allocation RB	5.50%	09/01/18	605	569,154

Missouri (State of) Environmental Improvement & Energy Resources Authority (Kansas City Power & Light Co. Project); Series 2008 K, Environmental Improvement RB(a)(b)(c)	4.90%	07/01/13	2,700	2,817,747

Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Living Facilities); Series 2005 B, Ref. RB	5.13%	02/01/27	1,200	1,105,920

Missouri (State of) Health & Educational Facilities Authority (Senior Living Facilities-Lutheran); Series 2010, RB	5.50%	02/01/42	950	820,639

Raytown (City of) (Live Redevelopment Plan); Series 2007 1, Appropriation-Supported Tax RB	5.13%	12/01/31	3,325	3,055,841

St. Louis (City of) Industrial Development Authority (Loughborough Redevelopment); Series 2007, Ref. Tax Allocation RB	5.75%	11/01/27	450	397,526

St. Louis (County of) Industrial Development Authority (Friendship Village West Community); Series 2007 A, Senior Living Facilities RB	5.38%	09/01/21	1,000	973,020

St. Louis (County of) Industrial Development Authority (Ranken Jordan Project); Series 2007, Ref. Health Facilities RB	5.00%	11/15/35	1,300	970,593

St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/30	500	424,595

Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	1,250	1,017,087

				20,682,422

Montana–0.43%
Forsyth (City of) (Portland General Electric Co.); Series 1998, Ref. PCR	5.00%	05/01/33	2,600	2,535,182

Nebraska–0.35%
Municipal Energy Agency of Nebraska; Series 2009 A, Power Supply System RB (INS–BHAC)(e)	5.38%	04/01/39	1,000	1,018,990

University of Nebraska (Student Fees & Facilities); Series 2009 A, University RB	5.25%	07/01/39	1,000	1,015,660

				2,034,650

Nevada–0.17%
Mesquite (City of) (Anthem at Mesquite);
Series 2007, Special Assessment RB	5.85%	08/01/18	610	567,873

Series 2007, Special Assessment RB	6.00%	08/01/27	525	417,732

				985,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Hampshire–0.81%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	$1,000	$983,340

New Hampshire (State of) Business Finance Authority (Plymouth Cogeneration LP); Series 1993, Electric Facilities RB (Acquired 6/29/93, Cost $376,827)	7.75%	06/01/14	385	376,480

New Hampshire (State of) Business Finance Authority (United Illuminating Co.); Series 1997, PCR(a)(b)(c)	7.13%	02/02/12	3,250	3,375,125

				4,734,945

New Jersey–3.64%
Landis Sewage Authority (Registered Cars); Series 1993, Sewer RB (INS–NATL/FGIC)(c)(e)	9.32%	09/19/19	2,350	2,698,129

New Jersey (State of) Economic Development Authority (Montclair State University Student Housing); Series 2010, RB	5.75%	06/01/31	1,450	1,365,595

New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2009, RB	5.00%	09/01/34	1,750	1,659,630

New Jersey (State of) Economic Development Authority (Seabrook Village, Inc. Facility); Series 2006, Ref. Retirement Community RB	5.25%	11/15/26	750	635,528

New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Healthcare System); Series 2008, RB	5.75%	07/01/15	2,045	2,150,420

New Jersey (State of) Higher Education Assistance Authority; Series 2009 A, Student Loan RB	5.63%	06/01/30	1,000	1,019,740

New Jersey (State of) Housing & Mortgage Finance Agency (Single Family Housing); Series 2008 X, RB(a)	5.10%	10/01/23	4,025	4,021,096

New Jersey (State of) Housing & Mortgage Finance Agency; Series 2008, RB	6.38%	10/01/28	2,825	3,002,466

New Jersey (State of) Turnpike Authority;
Series 1991 C, RB(k)	6.50%	01/01/16	2,725	3,072,056

Series 1991 C, RB (INS–NATL/IBC/BNY)(e)	6.50%	01/01/16	565	658,734

Tobacco Settlement Financing Corp.; Series 2007 1A, RB	5.00%	06/01/41	1,495	898,973

				21,182,367

New Mexico–0.66%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(b)(c)	5.20%	06/01/20	1,000	963,970

Series 2010 C, Ref. PCR	5.90%	06/01/40	1,950	1,854,860

New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare Services); Series 2008 A, Hospital RB(f)	6.38%	08/01/32	1,000	1,055,810

				3,874,640

New York–5.52%
Brooklyn (City of) Arena Local Development Corp. (Barclays Center);
Series 2009, RB	6.25%	07/15/40	1,280	1,252,941

Series 2009, RB	6.38%	07/15/43	530	526,290

Series 2009, CAB RB(g)	0.00%	07/15/35	5,000	954,250

Long Island Power Authority; Series 2008 A, Electric System RB	6.00%	05/01/33	5,000	5,362,950

New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Registered Residual Interest Gas Facility RB(a)(c)	11.92%	07/01/26	3,000	3,007,440

New York (State of) Energy Research & Development Authority; Series 1993, RB(c)	11.98%	04/01/20	2,500	2,588,700

New York (State of) Environmental Facilities Corp. (Municipal Water Financing); Series 2005 C, Clean Water & Drinking Revolving RB	5.00%	06/15/21	1,545	1,682,768

New York (State of) Thruway Authority; Series 2009 A, Transportation Personal Income Tax RB(f)	5.00%	03/15/28	2,000	2,083,980

New York City (City of) Industrial Development Agency (Liberty 7 World Trade Center); Series 2005 A, Liberty RB	6.25%	03/01/15	3,000	3,001,410

New York City (City of) Industrial Development Agency (Polytechnic University); Series 2007, Civic Facility RB (INS–ACA)(e)	5.25%	11/01/37	2,500	2,276,525

New York City (City of) Transitional Finance Authority; Series 2009 S-3, Building Aid RB	5.25%	01/15/39	2,000	2,017,220

New York Liberty Development Corp. (National Sports Museum); Series 2006 A, Liberty RB (Acquired 8/7/06, Cost $750,000)(d)	6.13%	02/15/19	750	7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

Port Authority of New York & New Jersey (Consolidated One Hundred Forty-Fourth); Series 2006, RB(f)	5.00%	10/01/35	$6,000	$5,945,220

Port Authority of New York & New Jersey (JFK International Air Terminal, LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	1,500	1,462,050

				32,161,751

North Carolina–0.34%
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, Retirement Facilities RB	5.63%	10/01/27	1,000	892,320

North Carolina (State of) Medical Care Commission (WakeMed Health & Hospitals); Series 2009 A, Health Care Facilities RB (INS–AGL)(e)	5.63%	10/01/38	1,100	1,108,811

				2,001,131

North Dakota–0.46%
Grand Forks (City of) (4000 Valley Square); Series 2006, Ref. Sr. Housing RB	5.20%	12/01/26	1,000	811,600

McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/40	1,000	931,380

Ward (County of) (Trinity Obligated Group); Series 2006, Health Care Facility RB	5.13%	07/01/29	1,000	911,690

				2,654,670

Ohio–5.02%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/20	3,340	2,677,077

Cuyahoga (County of) (Eliza Jennings Senior Care Network); Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	500	432,730

Hamilton (County of) (Life Enriching Communities); Series 2006 A, Ref. Health Care RB	5.00%	01/01/37	4,750	3,843,130

Lorain (County of) Series 2006, Catholic Hospital Facilities RB (INS–AGL)(e)	5.00%	02/01/24	4,810	4,880,274

Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB(b)(c)	5.80%	12/01/19	3,000	3,027,150

Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	2,850	3,043,543

Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 A, RB	6.75%	01/15/39	4,000	4,113,280

Ohio (State of) Housing Finance Agency (Mortgage-Backed Securities Program);
Series 2008 D, Residential Mortgage RB (INS–GNMA/FNMA/FHLMC)(a)(e)(f)	5.30%	09/01/28	1,977	1,980,420

Series 2008 D, Residential Mortgage RB (INS–GNMA/FNMA/FHLMC)(a)(e)(f)	5.40%	03/01/33	1,823	1,804,478

Ohio (State of) State Water Development Authority (Allied Waste North America, Inc.); Series 2007 A, Solid Waste RB(a)	5.15%	07/15/15	1,750	1,791,423

Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(b)(c)	5.88%	06/01/16	1,000	1,077,150

Tuscarawas (County of) (Twin City Hospital); Series 2007, Hospital Facilities RB(d)	6.10%	11/01/22	1,000	549,600

				29,220,255

Oklahoma–1.13%
Chickasaw (City of) Nation; Series 2007, Health System RB	6.25%	12/01/32	1,050	1,088,356

Grand River Dam Authority;
Series 2008 A, RB (INS–BHAC)(e)	5.00%	06/01/21	1,340	1,483,903

Series 2008 A, RB (INS–BHAC)(e)	5.00%	06/01/22	1,340	1,460,613

Series 2008 A, RB (INS–BHAC)(e)	5.00%	06/01/23	2,275	2,451,108

Oklahoma (State of) Housing Finance Agency; Series 1991 B, Mortgage Single Family RB (INS–GNMA)(a)(e)	8.00%	08/01/18	85	86,255

				6,570,235

Oregon–0.26%
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Hydroelectric Tribal Economic Development RB(h)	6.38%	11/01/33	1,500	1,490,940

Pennsylvania–1.06%
Pennsylvania (State of) Economic Development Financing Authority (Exelon Generation Co., LLC); Series 2009 A, Ref. Exempt Facilities RB(b)(c)	5.00%	06/01/12	1,750	1,816,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. Turnpike RB (INS–AGL)(e)	5.00%	06/01/39	$1,850	$1,727,993

Series 2010 B2, Sub. RB(j)	5.75%	12/01/28	2,150	1,654,124

Series 2010 B2, Sub. RB(j)	6.00%	12/01/34	1,300	990,418

				6,189,420

Puerto Rico–1.78%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, Power RB	5.25%	07/01/33	2,000	1,809,740

Series 2010 CCC, Power RB	5.25%	07/01/27	2,000	1,929,680

Puerto Rico (Commonwealth of) Sales Tax Financing Corp.;
Series 2010 A, First Sub. Sales Tax RB	5.38%	08/01/39	2,200	2,035,924

Series 2010 A, First Sub. Sales Tax RB	5.50%	08/01/42	2,000	1,877,980

Series 2010 C, First Sub. Sales Tax RB	5.25%	08/01/41	3,000	2,713,980

				10,367,304

Rhode Island–0.30%
Rhode Island (State of) Economic Development Corp.; Series 2008 A, Airport RB (INS–AGL)(a)(e)	5.25%	07/01/28	1,810	1,774,560

South Carolina–1.86%
Horry (County of); Series 2010 A, Airport RB	5.00%	07/01/40	2,000	1,746,400

Piedmont (City of) Municipal Power Agency; Series 2008 A 2, Electric RB	5.00%	01/01/24	2,000	2,036,980

South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2009 B, Ref. & Improvement Hospital RB (INS–AGL)(e)	5.00%	02/01/19	1,000	1,082,920

Series 2009 B, Ref. & Improvement Hospital RB (INS–AGL)(e)	5.38%	02/01/29	2,000	2,024,360

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health); Series 2009, Ref. & Improvement Hospital RB	5.75%	08/01/39	1,000	905,670

South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/26	500	396,030

South Carolina (State of) Jobs-Economic Development Authority (Woodlands at Furman); Series 2007 A, RB	6.00%	11/15/27	1,000	572,020

South Carolina (State of) State Public Service Authority (Santee Cooper); Series 2008 A, RB	5.50%	01/01/38	2,000	2,076,560

				10,840,940

South Dakota–0.26%
Rapid City (City of); Series 2011 A, Ref. Airport RB	6.75%	12/01/31	1,500	1,537,110

Tennessee–1.06%
Chattanooga (City of) Health Educational & Housing Facilities Board (Community Development Financial Institution Phase I LLC); Series 2005 A, Ref. Sr. RB	5.00%	10/01/25	1,000	891,100

Elizabethton (City of) Health & Educational Facilities Board; Series 2000 B, Ref. & Improvement Hospital RB(i)	7.75%	07/01/12	4,000	4,415,960

Johnson City (City of) Health & Educational Facilities Board (Mountain States Health); Series 2006 A, First Mortgage MTN Hospital RB	5.50%	07/01/36	1,000	866,490

				6,173,550

Texas–10.15%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(a)	4.85%	04/01/21	3,615	3,601,733

Angelina & Neches River Authority (Aspen Power LLC); Series 2007 A, Industrial Development Corp. Environmental RB(a)	6.50%	11/01/29	440	265,905

Bexar (County of) Health Facilities Development Corp. (St. Luke’s Lutheran Hospital); Series 1991, Hospital RB(k)	7.00%	05/01/21	500	658,710

Brazoria (County of) Brazos River Harbor Navigation (The Dow Chemical Co.); Series 2002 A 4, Environmental Facilities RB(a)(b)(c)	5.95%	05/15/33	1,100	1,084,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	$2,000	$1,905,380

Dallas-Fort Worth (Cities of) International Airport Facilities Improvement Corp.;
Series 2001 A, Ref. & Improvement Airport RB (INS–BHAC/FGIC)(a)(e)	5.50%	11/01/31	5,000	4,941,800

Series 2002 C, Joint Airport RB (INS–NATL)(a)(e)	5.75%	11/01/18	500	501,765

Series 2002 C, Joint Airport RB (INS–NATL)(a)(e)	6.00%	11/01/23	1,000	1,003,750

Harris (County of) Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. Hospital RB	7.25%	12/01/35	1,000	1,086,190

Harris (County of); Series 2009 A, Sr. Lien Toll Road RB	5.00%	08/15/38	1,000	981,660

HFDC of Central Texas, Inc. (Sears Tyler Methodist); Series 2009 B, RB	6.38%	11/15/19	1,000	945,720

Hopkins (County of) Hospital District; Series 2008, Hospital RB	5.50%	02/15/23	1,805	1,662,080

Lufkin (City of) Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2007, Health System RB	5.50%	02/15/37	1,250	1,037,313

McLennan (County of) Public Facility Corp.; Series 2009, Project RB	6.63%	06/01/35	3,000	3,163,050

Mission (City of) Economic Development Corp. (Waste Management, Inc.); Series 2008, Solid Waste Disposal RB(a)(b)(c)	6.00%	08/01/13	2,000	2,111,920

North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB	6.00%	01/01/23	2,000	2,134,800

Series 2008 A, Ref. First Tier System RB	5.63%	01/01/33	1,000	983,260

Series 2008 F, Ref. Toll Second Tier System RB	6.13%	01/01/31	4,000	4,058,880

Series 2008 L-2, Ref. First Tier System RB(b)(c)	6.00%	01/01/13	2,000	2,152,760

Tarrant (County of) Cultural Education Facilities Finance Corp. (Air Force Village Obligation); Series 2009, Retirement Facility RB	6.13%	11/15/29	2,000	1,944,500

Tarrant (County of) Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, Retirement Facility RB	5.75%	11/15/37	1,750	1,454,022

Tarrant (County of) Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.);
Series 2007, Retirement Facility RB	5.00%	11/15/17	500	519,630

Series 2007, Retirement Facility RB	5.25%	11/15/37	4,000	3,554,200

Tarrant (County of) Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/25	2,200	1,800,898

Series 2007, Retirement Facility RB	5.75%	02/15/29	1,500	1,172,820

Series 2009 B-2, Retirement Facility RB	6.50%	02/15/14	2,000	1,942,500

Tarrant (County of) Cultural Education Facilities Finance Corp. (Christus Health); Series 2008 A, Ref. RB (INS–AGL)(e)	5.75%	07/01/18	3,250	3,468,952

Texas (State of) (Transportation Commission-Mobility Fund); Series 2008, Unlimited Tax GO Bonds(f)	5.00%	04/01/28	4,000	4,183,120

Texas (State of) Department of Housing & Community Affairs; Series 1992 C 2, Regular Residual Interest Home Mortgage RB (INS–GNMA/FNMA/FHLMC)(a)(c)(e)	12.89%	07/02/24	525	584,294

Texas (State of) Private Activity Surface Transportation Corp. (North Transit Express Mobility); Series 2009, Sr. Lien RB	6.88%	12/31/39	2,000	2,024,940

Texas (State of) Transportation Commission; Series 2006 A, First Tier RB	5.00%	04/01/20	2,000	2,205,000

				59,136,108

Utah–0.55%
Salt Lake City (City of) (Intermountain Healthcare Hospitals, Inc.); Series 1992, Indexed Inverse Floating Rate Hospital RB	6.15%	02/15/12	1,300	1,357,759

Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/38	600	480,984

Utah (State of) Housing Corp.; Series 2008 C1, Class III, Single Family Mortgage RB(a)	5.70%	07/01/28	1,330	1,348,859

				3,187,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Vermont–0.13%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	$1,000	$774,840

Virgin Islands–0.29%
Virgin Islands Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien Working Capital RB	5.00%	10/01/25	1,700	1,677,747

Virginia–0.95%
Peninsula Town Center Community Development Authority; Series 2007, Special Obligation RB	6.45%	09/01/37	993	887,236

Virginia (State of) Small Business Financing Authority (Hampton Roads Proton); Series 2009, RB(h)	8.00%	07/01/19	1,000	1,020,200

Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.50%	07/01/29	2,000	2,208,920

White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	1,432	1,435,637

				5,551,993

Washington–2.97%
FYI Properties (Washington State District); Series 2009, Lease RB	5.50%	06/01/39	1,000	992,810

Kalispel Tribe Indians; Series 2008, Priority District Washington RB	6.63%	01/01/28	950	821,902

Seattle (City of); Series 2008, Ref. & Improvement Municipal Light & Power RB	5.75%	04/01/23	2,000	2,287,840

Washington (State of) (Motor Vehicle Fuel); Series 2010 B, Unlimited Tax GO Bonds(f)	5.00%	08/01/30	9,000	9,302,760

Washington (State of) Health Care Facilities Authority (Multicare Health System); Series 2004 A, RB (INS–AGM)(e)	5.25%	08/15/28	1,000	1,004,570

Washington (State of) Higher Education Facilities Authority (Whitworth University);
Series 2009, Ref. RB	5.38%	10/01/29	500	471,110

Series 2009, Ref. RB	5.63%	10/01/40	1,500	1,398,960

Washington (State of) Housing Finance Commission (Custodial Receipts Wesley Homes); Series 2008, Non-Profit RB(h)	6.00%	01/01/27	1,100	998,503

				17,278,455

West Virginia–0.32%
Harrison (County of) (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(a)	5.50%	10/15/37	1,000	886,720

Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Tax Allocation RB	5.85%	06/01/34	250	214,138

Pleasants (County of) (County Commission Allegheny); Series 2007 F, Ref. PCR	5.25%	10/15/37	855	760,873

				1,861,731

Wisconsin–3.55%
Superior (City of) (Superior Water, Light & Power Company); Series 2007 A, Ref. Collateralized Utility RB(a)	5.38%	11/01/21	2,000	2,018,240

Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services); Series 2007, Ref. RB	5.25%	05/01/28	1,250	1,023,513

Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group);
Series 2009, RB	6.38%	02/15/29	500	525,920

Series 2009, RB	6.63%	02/15/39	1,000	1,048,750

Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.); Series 2009 A, RB	7.25%	09/15/29	1,000	989,410

Wisconsin (State of) Housing & Economic Development Authority;
Series 2007 C, Home Ownership RB(a)(f)	5.13%	09/01/28	4,395	4,205,004

Series 2008 A, Home Ownership RB(a)	5.30%	09/01/23	8,125	8,322,356

Wisconsin (State of); Series 2009 A, General Appropriation RB	5.38%	05/01/25	2,355	2,524,772

				20,657,965

Wyoming–1.29%
Campbell (County of) (Basin Electric Power Cooperative); Series 2009 A, Solid Waste Facility RB	5.75%	07/15/39	4,000	4,153,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wyoming–(continued)

Wyoming (State of) Municipal Power Agency;
Series 2008 A, Power Supply RB	5.50%	01/01/33	$2,360	$2,398,798

Series 2009 A, Power Supply RB	5.00%	01/01/36	1,000	949,500

				7,501,458

TOTAL INVESTMENTS(l)–106.70% (Cost $634,466,441)				621,470,353

FLOATING RATE NOTE OBLIGATIONS(m)–(8.98)%
Notes with interest rates ranging from 0.26% to 0.40% at 02/28/11 and contractual maturities of collateral ranging from 05/01/23 to 04/01/39 (See Note 1J)				(52,310,000)

OTHER ASSETS LESS LIABILITIES–2.28%				13,272,451

NET ASSETS–100.00%				$582,432,804

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.*
BHAC	– Berkshire Hathaway Assurance Corp.
BNY	– Bank of New York
CAB	– Capital Appreciation Bond
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Co.
FHA	– Federal Housing Administration
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
GO	– General Obligation
IBC	– International Bancshares Corp.
INS	– Insurer
MFH	– Multi-Family Housing
MTN	– Medium-Term Notes
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref	– Refunding
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2011 was $4,366,110, which represented 0.75% of the Fund’s net assets.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(g)	Zero coupon bond issued at a discount.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $8,116,193, which represented 1.39% of the Fund’s Net Assets.
(i)	Advance refunded.
(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(l)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	5.44%

National Public Finance Guarantee Corp.	6.22

(m)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2011. At February 28, 2011, the Fund’s investments with a value of $84,831,385 are held by the Dealer Trusts and serve as collateral for the $52,310,000 in floating rate note obligations outstanding at that date.
(n)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $3,100,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.
*	AMBAC filed for bankruptcy on November 8, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $634,466,441)	$621,470,353

Cash	6,216,382

Receivable for:
Investments sold	2,238,000

Fund shares sold	234,814

Interest	9,261,422

Investment for trustee deferred compensation and retirement plans	1,968

Other assets	10,201

Total assets	639,433,140

Liabilities:
Floating rate note obligations	52,310,000

Payable for:
Investments purchased	1,500,000

Fund shares reacquired	1,774,520

Dividends	1,058,296

Accrued fees to affiliates	236,241

Accrued other operating expenses	116,227

Trustee deferred compensation and retirement plans	5,052

Total liabilities	57,000,336

Net assets applicable to shares outstanding	$582,432,804

Net assets consist of:
Shares of beneficial interest	$653,533,767

Undistributed net investment income	2,884,012

Undistributed net realized gain (loss)	(60,988,887)

Unrealized appreciation (depreciation)	(12,996,088)

$582,432,804

Net Assets:
Class A	$518,598,422

Class B	$17,912,964

Class C	$39,552,620

Class Y	$6,368,798

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	41,362,279

Class B	1,430,788

Class C	3,165,125

Class Y	508,382

Class A:
Net asset value per share	$12.54

Maximum offering price per share (Net asset value of $12.54 divided by 95.25%)	$13.17

Class B:
Net asset value and offering price per share	$12.52

Class C:
Net asset value and offering price per share	$12.50

Class Y:
Net asset value and offering price per share	$12.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Municipal Income Fund

Statement of Operations

For the five months ended February 28, 2011 and year ended September 30, 2010

	February 28,	September 30,
	2011	2010

Investment income:
Interest	$15,785,515	$41,851,824

Expenses:
Advisory fees	1,286,079	3,346,737

Administrative services fees	72,858	186,612

Custodian fees	9,184	40,862

Distribution fees:
Class A	582,065	1,526,020

Class B	85,435	236,112

Class C	186,893	479,807

Interest, facilities and maintenance fees	186,185	567,348

Transfer agent fees	191,149	348,690

Trustees’ and officers’ fees and benefits	11,770	42,748

Other	28,533	262,155

Total expenses	2,640,151	7,037,091

Less: Expense offset arrangement(s)	(348)	—

Net expenses	2,639,803	7,037,091

Net investment income	13,145,712	34,814,733

Net realized gain (loss) from investment securities	(12,627,066)	(12,985,380)

Change in net unrealized appreciation (depreciation) of investment securities	(37,333,612)	21,283,630

Net realized and unrealized gain (loss)	(49,960,678)	8,298,250

Net increase (decrease) in net assets resulting from operations	$(36,814,966)	$43,112,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Municipal Income Fund

Statement of Changes in Net Assets

For the five months ended February 28, 2011 and the years ended September 30, 2010 and 2009

	February 28,	September 30,	September 30,
	2011	2010	2009

Operations:
Net investment income	$13,145,712	$34,814,733	$32,756,391

Net realized gain (loss)	(12,627,066)	(12,985,380)	(12,212,740)

Change in net unrealized appreciation (depreciation)	(37,333,612)	21,283,630	69,616,861

Net increase (decrease) in net assets resulting from operations	(36,814,966)	43,112,983	90,160,512

Distributions to shareholders from net investment income:
Class A	(11,943,783)	(30,699,296)	(33,458,420)

Class B	(372,740)	(1,006,199)	(891,332)

Class C	(813,479)	(2,048,414)	(1,513,303)

Class Y	(148,405)	(195,465)	(46,845)

Total distributions from net investment income	(13,278,407)	(33,949,374)	(35,909,900)

Share transactions–net:
Class A	(56,460,731)	(28,863,531)	65,027,438

Class B	(3,546,068)	612,789	4,820,596

Class C	(8,436,002)	6,676,270	21,804,244

Class Y	3,378,829	(1,443,087)	4,603,591

Net increase (decrease) in net assets resulting from share transactions	(65,063,972)	(23,017,559)	96,255,869

Net increase (decrease) in net assets	(115,157,345)	(13,853,950)	150,506,481

Net assets:
Beginning of year	697,590,149	711,444,099	560,937,618

End of year (includes undistributed net investment income of $2,884,012, $2,915,917 and $128,440, respectively)	$582,432,804	$697,590,149	$711,444,099

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Municipal Income Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Free Trust. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  On February 28, 2011, the Fund’s fiscal year-end changed from September 30 to February 28.
  The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert.

24        Invesco Van Kampen Municipal Income Fund

Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

25        Invesco Van Kampen Municipal Income Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
L.	Interests, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

26        Invesco Van Kampen Municipal Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.50%

Over $500 million	0.45%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $2,227,737 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets for the period October 1, 2009 to May 31, 2010.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.90%, 1.65%, 1.65% and 0.65% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended February 28, 2011, the Adviser did not waive advisory fees under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting and legal services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting and legal services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $39,384 to VKII. For the period ended February 28, 2011, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended February 28, 2011, IIS was paid $191,149 for providing such services. Prior to the Reorganization, the Acquired Fund paid $110,967 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the period ended February 28, 2011, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $1,485,522 to VKFI.
  For period ended February 28, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period October 1, 2010 to February 28, 2011, IDI advised the Fund that IDI retained $23,055 in front-end sales commissions from the sale of Class A shares and $3,500, $39,592 and $6,288 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $126,764 in front-end sales commissions from the sale of Class A shares and $43,211, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

27        Invesco Van Kampen Municipal Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the five months ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$621,470,353	$—	$621,470,353

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For period ended February 28, 2011 and the year ended September 30, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $348 and $0, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended February 28, 2011, the Fund paid legal fees of $1,044 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $12,064 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate note obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the period ending February 28, 2011 were $57,251,333 and 0.79%, respectively.

28        Invesco Van Kampen Municipal Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Five Months Ended February 28, 2011 and Years Ended September 30, 2010 and 2009:

	February 28, 2011	September 30, 2010	September 30, 2009

Ordinary income	$46,069	$58,755	$30,819

Ordinary income — tax exempt	$13,232,336	33,890,619	35,870,538

Total distributions	$13,278,405	$33,949,374	$35,901,357

Tax Components of Net Assets at Period-End:

February 28, 2011

Undistributed ordinary income	$2,500,189

Net unrealized appreciation (depreciation) — investments	(12,833,994)

Temporary book/tax differences	(4,816)

Post-October deferrals	(10,939,865)

Capital loss carryforward	(49,822,477)

Shares of beneficial interest	653,533,767

Total net assets	$582,432,804

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable to bond premium amortization and inverse floaters.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2015	$10,905,393

February 28, 2016	4,317,804

February 28, 2017	13,244,161

February 28, 2018	5,150,877

February 28, 2019	16,204,242

Total capital loss carryforward	$49,822,477

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended February 28, 2011 was $21,645,756 and $84,453,288, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$19,503,827

Aggregate unrealized (depreciation) of investment securities	(32,337,821)

Net unrealized appreciation (depreciation) of investment securities	$(12,833,994)

Cost of investments for tax purposes is $634,304,347.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted funds and the sale of bonds with accretion, on February 28, 2011, undistributed net investment income (loss) was increased by $100,790 and undistributed net realized gain (loss) was decreased by $100,790. This reclassification had no effect on the net assets of the Fund.

29        Invesco Van Kampen Municipal Income Fund

NOTE 10—Share Information

	Summary of Share Activity

	Five months ended				Year ended				Year ended
	February 28, 2011(a)				September 30, 2010				September 30, 2009
	Shares		Amount		Shares		Amount		Shares	Amount

Sold:
Class A	1,230,452	(b)	$15,844,053	(b)	5,764,084	(c)	$75,670,079	(c)	14,323,247	$167,520,464

Class B	29,318		389,134		497,955		6,491,487		854,259	10,177,675

Class C	206,809		2,659,483		1,139,787		14,915,406		2,392,360	28,258,639

Class Y	590,768		7,862,622		125,740		1,653,505		390,745	4,979,852

Issued as reinvestment of dividends:
Class A	537,459		6,880,937		1,976,582		25,977,065		2,319,047	27,668,379

Class B	16,460		210,446		59,436		779,430		60,367	720,029

Class C	41,003		523,695		131,538		1,723,734		102,921	1,233,866

Class Y	7,454		94,971		4,459		58,746		3,204	38,735

Reacquired:
Class A	(6,198,924)		(79,185,721)		(9,930,943)		(130,510,675)		(10,958,238)	(130,161,405)

Class B	(327,435	)(b)	(4,145,648	)(b)	(507,303	)(c)	(6,658,128	)(c)	(513,985)	(6,077,108)

Class C	(913,424)		(11,619,180)		(759,623)		(9,962,870)		(649,926)	(7,688,261)

Class Y	(358,185)		(4,578,764)		(241,609)		(3,155,338)		(35,409)	(414,996)

Net increase (decrease) in share activity	(5,138,245)		$(65,063,972)		(1,739,897)		$(23,017,559)		8,288,592	$96,255,869

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 75,830 Class B shares into 75,712 Class A shares at a value of $977,656.
(c)	Includes automatic conversion of $119,166 Class B shares into 118,987 Class A shares at a value of $1,583,578.

NOTE 11—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Van Kampen Insured Tax Free Income Fund and Invesco Tax Exempt Securities Fund (the “Target Funds”) in exchange for shares of the Fund.
  The Target Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

30        Invesco Van Kampen Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of				Supplemental ratio:
										expenses		expenses				Ratio of expenses
			Net gains							to average		to average net		Ratio of net		to average net
	Net asset		(losses) on		Dividends					net assets		assets without		investment		assets (excluding
	value,	Net	securities (both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income		interest
	beginning	investment	realized and	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		facilities and		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return		(000s omitted)	absorbed		absorbed		net assets		maintenance fees)(j)		turnover(b)

Class A
Period ended 02/28/11	$13.52	$0.27	$(0.98)	$(0.71)	$(0.27)	$12.54	(5.25	%)(c)	$518,732	0.93	%(d)	0.93	%(d)	5.08	%(d)	0.86	%(d)	3%
Year ended 09/30/10	13.34	0.68	0.16	0.84	(0.66)	13.52	6.54	(c)	619,236	0.95		0.95		5.14		0.87		10
Year ended 09/30/09	12.45	0.66	0.96	1.62	(0.73)	13.34	13.88	(e)	640,103	1.01		1.01		5.57		0.90		29
Year ended 09/30/08	14.29	0.69	(1.84)	(1.15)	(0.69)	12.45	(8.31	)(e)	526,693	1.41		1.41		5.03		0.88		62
Year ended 09/30/07	14.84	0.62	(0.52)	0.10	(0.65)	14.29	0.66	(e)	625,934	1.28		1.28		4.21		0.87		28
Year ended 09/30/06	14.71	0.64	0.14	0.78	(0.65)	14.84	5.46	(e)	613,616	1.11		1.11		4.40		0.89		16

Class B
Period ended 02/28/11	13.50	0.23	(0.98)	(0.75)	(0.23)	12.52	(5.57	)(c)	17,918	1.68	(d)	1.68	(d)	4.33	(d)	1.61	(d)	3
Year ended 09/30/10	13.32	0.57	0.17	0.74	(0.56)	13.50	5.76	(c)	23,116	1.70		1.70		4.38		1.62		10
Year ended 09/30/09	12.43	0.57	0.96	1.53	(0.64)	13.32	13.05	(f)	22,144	1.76		1.76		4.81		1.65		29
Year ended 09/30/08	14.27	0.59	(1.84)	(1.25)	(0.59)	12.43	(9.02	)(f)	15,688	2.17		2.17		4.26		1.63		62
Year ended 09/30/07	14.82	0.51	(0.52)	(0.01)	(0.54)	14.27	(0.09	)(f)	20,942	2.03		2.03		3.45		1.62		28
Year ended 09/30/06	14.69	0.53	0.14	0.67	(0.54)	14.82	4.69	(f)	29,564	1.86		1.86		3.64		1.64		16

Class C
Period ended 02/28/11	13.47	0.23	(0.97)	(0.74)	(0.23)	12.50	(5.51	)(c)	39,563	1.68	(d)	1.68	(d)	4.33	(d)	1.61	(d)	3
Year ended 09/30/10	13.30	0.57	0.16	0.73	(0.56)	13.47	5.69	(c)	51,613	1.70		1.70		4.38		1.62		10
Year ended 09/30/09	12.41	0.57	0.96	1.53	(0.64)	13.30	13.08	(g)	44,133	1.76		1.76		4.79		1.65		29
Year ended 09/30/08	14.24	0.59	(1.83)	(1.24)	(0.59)	12.41	(8.97	)(g)	18,293	2.17		2.17		4.31		1.63		62
Year ended 09/30/07	14.79	0.50	(0.51)	(0.01)	(0.54)	14.24	(0.10	)(g)	17,390	2.04		2.04		3.46		1.62		28
Year ended 09/30/06	14.67	0.53	0.13	0.66	(0.54)	14.79	4.62	(g)	14,271	1.86		1.86		3.65		1.64		16

Class Y(h)
Period ended 02/28/11	13.51	0.28	(0.97)	(0.69)	(0.29)	12.53	(5.16	)(c)	6,370	0.68	(d)	0.68	(d)	5.33	(d)	0.61	(d)	3
Year ended 09/30/10	13.33	0.71	0.16	0.87	(0.69)	13.51	6.81	(c)	3,625	0.70		0.70		5.37		0.62		10
Year ended 09/30/09	12.45	0.70	0.94	1.64	(0.76)	13.33	14.08	(i)	5,064	0.77		0.77		5.89		0.66		29
Year ended 09/30/08	14.29	0.72	(1.83)	(1.11)	(0.73)	12.45	(8.07	)(i)	264	1.16		1.16		5.25		0.63		62
Year ended 09/30/07	14.83	0.65	(0.50)	0.15	(0.69)	14.29	0.98	(i)	392	1.03		1.03		4.42		0.62		28
Year ended 09/30/06	14.71	0.68	0.13	0.81	(0.69)	14.83	5.65	(i)	1,387	0.86		0.86		4.67		0.64		16

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $562,792, $20,652, $45,176 and $6,655 for Class A, Class B, Class C, and Class Y, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	On June 1, 2010, Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
(i)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(j)	For the years ended September 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.

31        Invesco Van Kampen Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Municipal Income Fund; (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended February 28, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

32        Invesco Van Kampen Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010, through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$948.50	$4.49	$1,020.18	$4.66	0.93%

B	1,000.00	944.80	8.10	1,016.46	8.40	1.68

C	1,000.00	945.30	8.10	1,016.46	8.40	1.68

Y	1,000.00	949.60	3.29	1,021.42	3.41	0.68

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

33        Invesco Van Kampen Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Tax-exempt interest dividends*	99.54%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34        Invesco Van Kampen Municipal Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
			Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers - (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
			Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers - (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers - (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-MINC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen New York Tax Free Income Fund
Nasdaq:
A: VNYAX ▪ B: VBNYX ▪ C: VNYCX ▪ Y: VNYYX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
23	Financial Highlights
24	Auditor's Report
25	Fund Expenses
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen New York Tax Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Van Kampen New York Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen New York Tax Free Income Fund has changed to February 28. Therefore, the period covered by this report is from September 30, 2010, the date of the last annual report, through February 28, 2011, the Fund’s new fiscal year-end.
     All share classes of Invesco Van Kampen New York Tax Free Income Fund, at net asset value (NAV), posted negative returns during the five-month reporting period ended February 28, 2011. The Fund’s Class A shares at NAV underperformed both the Fund’s broad market benchmark, the Barclays Capital Municipal Bond Index, and the Fund’s style-specific index, the Barclays Capital New York Exempt Index. The Fund’s underweight allocation to local general obligation and dedicated tax bonds contributed to relative performance versus the Barclays Capital New York Exempt Index. Our health care holdings detracted from relative performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 9/30/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	--5.31%

Class B Shares	--5.56

Class C Shares	--5.56

Class Y Shares	--5.21

Barclays Capital Municipal Bond Index▼ (Broad Market Index)	--3.36

Barclays Capital New York Exempt Index■ (Style-Specific Index)	--3.12

▼	Lipper Inc.; ■Invesco, IDC via FactSet Research

How we invest
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. Under normal market conditions, we seek to achieve the Fund’s investment objective by investing primarily in a portfolio of New York municipal securities that are investment grade at the time of purchase. The Fund is designed for investors who are residents of New York for New York tax purposes. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities at the time of purchase. Investment grade securities are rated BBB or higher by S&P, Baa or higher by Moody’s or an equivalent rating by another agency or unrated securities which we have determined to be of comparable quality.
     However, the Fund may not invest more than 20% of its total assets in unrated investment grade securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in securities with below-investment grade credit quality at the time of purchase. Lower grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B– by S&P, B3 by Moody’s or unrated securities of comparable quality. Under normal market conditions, the

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	98.3%

General Obligation Bonds	1.1

Pre-Refunded Bonds	0.6

Total Net Assets	$90.6 million

Total Number of Holdings*	110
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

Top Five Fixed Income Holdings

1.	New York (City of) Municipal Water Finance Authority	4.4%

2.	New York (State of) Dormitory Authority (School District Building Financing Program)	2.5

3.	New York (City of) Industrial Development Agency	2.3

4.	New York (State of) Dormitory Authority (Mental Health Services Facilities Improvement)	2.2

5.	Port Authority of New York & New Jersey	2.2

Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.
     The Fund may purchase and sell options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, which are derivative instruments for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.
     We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness

4 Invesco Van Kampen New York Tax Free Income Fund

continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     Historically, the state of New York has benefited from its broad-based and wealthy economy. However, the economic slowdown and concerns on Wall Street, as well as the volatility in the financial markets, posed challenges for the state and its financial position. Like many states, New York currently is looking for solutions to compensate for declines in revenues, particularly falling personal income taxes.
     During the five-month period covered by this report, municipal bond mutual funds experienced extensive net outflows. Market volatility was heightened across the municipal asset class as U.S Treasury yields increased and the market was flooded with new issuance during the last two months of 2010 in anticipation of the Build America Bond (BAB) program ending. These factors contributed to rising investor concerns regarding the health of municipal finances, leading to redemptions and lower municipal bond prices.
     In terms of the yield curve positioning, the Fund’s overweight exposure to the long end of the curve (20 years and more) detracted from relative returns as yields increased during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments which have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means to manage duration, yield curve exposure and credit exposure and can potentially enhance yield.
     Sector performance was driven by quality spreads widening for most of the reporting period before tightening in February, largely a result of increased volatility and higher tax-exempt bond issuance. As a result, BBB-rated and lower credit quality sectors underperformed and detracted from the Fund’s relative performance as we held an overweight exposure to these market segments. The Fund’s overweight allocation in unrated bonds also detracted from relative performance.
     At a sector level, our underweight exposure to tax-supported bonds, particularly local general obligation and dedicated tax bonds, enhanced relative returns for the period. Our overweight exposure to higher education bonds and health care bonds detracted from relative returns.
     Thank you for investing in Invesco Van Kampen New York Tax Free Income Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Paris
Portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. Mr. Paris joined Invesco in 2010. He earned a B.B.A. in finance from the City University of New York.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Julius Williams
Portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. Mr. Williams joined Invesco in 2010. Mr. Williams earned a B.A. in economics and sociology and an M.E. in educational psychology from the University of Virginia.

5 Invesco Van Kampen New York Tax Free Income Fund

Your Fund’s Long-Term Performance

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Van Kampen New York Tax Free Income Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (7/29/94)		4.86%	4.81%	4.85%

10	Years	3.61	3.57	3.72

5	Years	1.36	1.35	1.80

1	Year	-4.21	-4.21	-1.15

Class B Shares

Inception (7/29/94)		4.79%	4.74%	4.76%

10	Years	3.65	3.61	3.71

5	Years	1.70	1.68	2.07

1	Year	-4.60	-4.60	-1.47

Class C Shares

Inception (7/29/94)		4.40%	4.35%	4.36%

10	Years	3.35	3.31	3.40

5	Years	1.61	1.60	1.93

1	Year	-1.10	-1.10	0.67

Class Y Shares

10	Years	4.13%	4.09%	4.19%

5	Years	2.39	2.38	2.70

1	Year	0.76	0.75	2.22

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (7/29/94)		4.91%	4.86%	4.90%

10	Years	3.72	3.68	3.81

5	Years	1.67	1.66	2.07

1	Year	-2.41	-2.41	0.03

Class B Shares

Inception (7/29/94)		4.84%	4.80%	4.81%

10	Years	3.74	3.70	3.78

5	Years	1.98	1.97	2.31

1	Year	-2.86	-2.86	-0.32

Class C Shares

Inception (7/29/94)		4.45%	4.40%	4.41%

10	Years	3.46	3.42	3.50

5	Years	1.90	1.89	2.18

1	Year	0.67	0.67	1.83

Class Y Shares

10	Years	4.24%	4.20%	4.28%

5	Years	2.69	2.68	2.96

1	Year	2.58	2.58	3.41

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund. Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Van Kampen New York Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.74%, 1.24%, 1.49% and 0.49%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.99%, 1.49%, 1.74% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7 Invesco Van Kampen New York Tax Free Income Fund

Invesco Van Kampen New York Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities.

■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund’s interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	Call risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Municipal securities risk. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	State-specific risks. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund that does not limit its investments to such issuers.

■	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
■	Alternative minimum tax. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays Capital New York Exempt Index an unmanaged index that tracks the performance of New York issued municipal bonds rated at least Baa or BBB by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively and with maturities of two years or greater.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VNYAX
Class B Shares	VBNYX
Class C Shares	VNYCX
Class Y Shares	VNYYX

8 Invesco Van Kampen New York Tax Free Income Fund

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–102.22%
New York–94.48%
Albany (City of) Capital Resource Corp. (St. Peters Hospital); Series 2011, RB	6.25%	11/15/38	$500	$499,940

Albany (City of) Industrial Development Agency (Albany College Pharmacy); Series 2004 A, Civic Facility IDR	5.63%	12/01/34	1,290	1,165,708

Albany (City of) Industrial Development Agency (Albany Law School University); Series 2007 A, Civic Facility IDR	5.00%	07/01/31	1,000	918,520

Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 D, Civic Facility IDR	5.75%	11/15/27	400	394,056

Brooklyn (City of) Arena Local Development Corp. (Barclays Center);
Series 2009 CAB, RB(a)	0.00%	07/15/34	2,175	454,445

Series 2009, RB	6.25%	07/15/40	275	269,187

Series 2009, RB	6.38%	07/15/43	275	273,075

Chautauqua (County of) Industrial Development Agency (NRG–Dunkirk Power); Series 2009, Exempt Facility IDR	5.88%	04/01/42	890	856,794

Dutchess (County of) Industrial Development Agency (Elant Fishkill, Inc.); Series 2007 A, Civic Facility IDR	5.25%	01/01/37	365	252,445

East Rochester (City of) Housing Authority (Senior Living Woodland Village); Series 2006, Ref. RB	5.50%	08/01/33	1,000	786,230

Essex (County of) Industrial Development Agency (International Paper); Series 2005 A, Solid Waste Disposal Ref. IDR(b)	5.20%	12/01/23	600	573,690

Hempstead (Town of) Industrial Development Agency (Adelphi University); Series 2002, Civic Facility IDR	5.75%	06/01/22	1,250	1,275,400

Hempstead (Town of) Local Development Corp. (Molloy College); Series 2009, Corporate RB	5.75%	07/01/39	795	801,742

Islip Resource Recovery Agency (1985 Facility); Series 2004 E, Resource Recovery RB (INS–AGM)(b)(c)	5.75%	07/01/22	1,290	1,344,631

Livingston (County of) Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, Civic Facility IDR	6.00%	07/01/30	1,000	868,160

Long Island Power Authority;
Series 2008 A, Electric System RB (INS–BHAC)(c)	5.50%	05/01/33	355	367,489

Series 2009 A, Electric System RB	5.00%	04/01/23	700	734,867

Madison (County of) Industrial Development Agency (Colgate University); Series 2005 A, Civic Facility IDR (INS–AMBAC)(c)	5.00%	07/01/35	750	742,140

Metropolitan Transportation Authority (Build America Bonds); Series 2009 B, Dedicated Tax Federal RB	5.00%	11/15/34	1,000	982,200

Montgomery (County of) Industrial Development Agency (Hamilton Fulton Montgomery Board of Cooperative Educational Services); Series 2005 A, Lease IDR (INS–SYNCORA)(c)	5.00%	07/01/34	1,320	1,097,501

Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2007 A, Continuing Care Retirement Community IDR	6.70%	01/01/43	1,250	1,114,212

New York (City of) Health & Hospital Corp. (Health System); Series 2002 A, RB(d)	5.50%	02/15/12	500	524,455

New York (City of) Housing Development Corp.;
Series 2005 K, Multifamily Housing RB(b)	5.00%	11/01/37	1,000	921,220

Series 2007 B1, Multifamily Housing RB(b)	5.15%	11/01/37	2,000	1,902,500

New York (City of) Industrial Development Agency (7 World Trade Center); Series 2005 A, Liberty IDR	6.25%	03/01/15	500	500,235

New York (City of) Industrial Development Agency (IAC/Interactive Corp.); Series 2005, Liberty IDR	5.00%	09/01/35	890	759,286

New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Civic Facility RB (INS–ACA)(c)	5.25%	11/01/37	1,000	910,610

New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2009, PILOT IDR (INS–AGL)(c)	6.50%	01/01/46	1,000	1,041,910

New York (City of) Industrial Development Agency (Royal Charter Presbyerian) Series 2001, Facility IDR (INS–AGM)(c)	5.38%	12/15/16	1,405	1,480,069

New York (City of) Industrial Development Agency (Staten Island University Hospital); Series 2001 B, Civic Facility IDR	6.38%	07/01/31	715	694,093

New York (City of) Industrial Development Agency (Terminal One Group Association, L.P.); Series 2005, Special Facility IDR(b)(f)	5.50%	01/01/20	2,000	2,064,060

New York (City of) Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/49	715	715,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York (City of) Liberty Development Corp. (National Sports Museum); Series 2006 A, Liberty RB (Acquired 08/07/06, Cost $750,000)(g)	6.13%	02/15/19	$750	$8

New York (City of) Municipal Water Finance Authority (Water & Sewer); Series 2005 D, Water & Sewer System RB(h)	5.00%	06/15/37	4,000	3,967,880

New York (City of) Municipal Water Finance Authority; Series 2009 FF-2, Water & Sewer System RB	5.50%	06/15/40	1,000	1,031,140

New York (City of) Transitional Finance Authority;
Series 2008 S-2, Building Aid RB	6.00%	07/15/33	500	539,950

Series 2009 S-1, Building Aid RB	5.50%	07/15/38	500	513,535

Series 2009 S-3, Building Aid RB	5.25%	01/15/27	1,560	1,622,650

Series 2009 S-3, Building Aid RB	5.25%	01/15/39	500	504,305

New York (City of) Trust for Cultural Resources (American Museum of Natural History); Series 2004 A, Cultural Resources Ref. RB (INS–NATL)(c)(h)	5.00%	07/01/44	960	934,867

New York (City of) Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/39	500	475,820

New York (City of); Series 2008 F-1, Unlimited Tax GO Bonds	5.50%	11/15/28	1,000	1,059,480

New York (State of) Dormitory Authority (Brooklyn Law School); Series 2003 B, RB (INS–SYNCORA)(c)	5.38%	07/01/23	1,000	1,027,350

New York (State of) Dormitory Authority (Catholic Health Services of Long Island–St. Francis Hospital); Series 2004, Obligated Group RB	5.00%	07/01/27	1,000	963,170

New York (State of) Dormitory Authority (City of New York Issue); Series 2005 A, Court Facilities Lease Non State Supported Debt RB (INS–AMBAC)(c)	5.50%	05/15/30	1,500	1,555,995

New York (State of) Dormitory Authority (City University Systems Consolidation); Series 1996 B, RB	6.00%	07/01/14	690	739,238

New York (State of) Dormitory Authority (City University); Series 1993 D, Ref. Special Obligation Bond (INS–AGM)(c)	5.75%	07/01/12	585	601,468

New York (State of) Dormitory Authority (Columbia University); Series 2011, Non State Supported Debt RB	5.00%	10/01/41	710	727,793

New York (State of) Dormitory Authority (Education); Series 2008 B, State Personal Income Tax RB	5.75%	03/15/36	1,000	1,065,860

New York (State of) Dormitory Authority (FIT Student Housing Corp.); Series 2007, Non State Supported Debt RB (INS–NATL/FGIC)(c)	5.25%	07/01/28	545	533,130

New York (State of) Dormitory Authority (Manhattan College); Series 2007 A, Non State Supported Debt RB (INS–RADIAN)(c)	5.00%	07/01/41	750	625,770

New York (State of) Dormitory Authority (Manhattan Marymount); Series 2009, Non State Supported Debt RB	5.25%	07/01/29	500	484,795

New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer Center); Series 1998 C, RB (INS–NATL)(c)	5.50%	07/01/23	1,250	1,382,050

New York (State of) Dormitory Authority (Mental Health Services Facilities Improvement);
Series 2007 A, State Supported Debt RB (INS–AGM)(c)	5.00%	02/15/27	500	509,535

Series 2008 C, RB (INS–AGM)(b)(c)	5.25%	02/15/28	2,000	1,952,800

New York (State of) Dormitory Authority (Miriam Osborn Memorial Home); Series 2000 B, RB (INS–ACA)(c)	6.38%	07/01/29	750	735,240

New York (State of) Dormitory Authority (Mount Sinai School of Medicine); Series 2009, Non State Supported Debt RB	5.13%	07/01/39	1,250	1,151,912

New York (State of) Dormitory Authority (New York University Hospital Center); Series 2011 A, Non State Supported Debt RB	6.00%	07/01/40	1,000	1,000,610

New York (State of) Dormitory Authority (New York University);
Series 2001 1, RB (INS–BHAC/AMBAC)(c)	5.50%	07/01/31	390	411,255

Series 2008 C, Non State Supported Debt RB	5.00%	07/01/38	1,000	980,210

New York (State of) Dormitory Authority (North Shore–Long Island Jewish Obligated Group);
Series 2006 A, Non State Supported Debt RB	5.00%	11/01/26	1,000	983,080

Series 2009 A, Non State Supported Debt RB	5.50%	05/01/37	750	731,655

New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2008, Non State Supported Debt RB	6.50%	12/01/21	1,000	1,007,730

New York (State of) Dormitory Authority (Providence Rest); Series 2005, Non State Supported Debt RB (INS–ACA)(c)	5.25%	07/01/25	2,000	1,476,040

New York (State of) Dormitory Authority (Rehab Association); Series 2001 A, RB (INS–AMBAC)(c)	5.50%	07/01/15	1,040	1,075,370

New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, Non State Supported Debt RB	5.00%	07/01/40	750	725,310

New York (State of) Dormitory Authority (School District Building Financing Program); Series 2008 C, Non State Supported Debt RB	7.50%	04/01/39	2,000	2,273,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York (State of) Dormitory Authority (School District Financial Program); Series 2009 C, Non State Supported Debt RB (INS–AGL)(c)	5.00%	10/01/24	$1,000	$1,045,410

New York (State of) Dormitory Authority (St. Francis College); Series 2010, Non State Supported Debt RB	5.00%	10/01/40	500	462,275

New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2008 A, State Supported Debt Lease RB	5.00%	07/01/25	1,000	1,033,430

New York (State of) Dormitory Authority (The New School); Series 2010, Non State Supported Debt RB	5.50%	07/01/40	720	705,060

New York (State of) Dormitory Authority (Vassar College); Series 2007, Non State Supported Debt RB	5.00%	07/01/46	535	519,843

New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Registered Residual Interest Gas Facility RB(b)(f)	11.92%	07/01/26	500	501,240

New York (State of) Environmental Facilities Corp. (State Clean Water and Drinking Water); Series 2010 C, RB	5.00%	10/15/39	750	752,407

New York (State of) Thruway Authority; Series 2008 B, Second General Highway and Bridge Trust Fund RB	5.00%	04/01/25	1,000	1,042,590

New York (State of) Urban Development Corp. (Correctional Facility); Series 1994 A, Ref. RB	5.50%	01/01/14	355	378,437

Oneida (County of) Industrial Development Agency (St. Elizabeth Medical Center); Series 1999 A, IDR	5.88%	12/01/29	570	504,279

Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.38%	07/01/40	625	603,063

Port Authority of New York & New Jersey (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	500	487,350

Port Authority of New York & New Jersey (JFK International Air Terminal, LLC); Series 1997, Special Obligation RB (INS–NATL)(b)(c)	5.75%	12/01/22	2,000	1,952,280

Rensselaer (County of) Industrial Development Agency (Franciscan Heights); Series 2004 A, IDR (INS–SONYMA)(LOC–JP Morgan Chase Bank)(b)(c)(i)	5.38%	12/01/36	1,000	915,400

Rockland (County of) Solid Waste Management Authority; Series 2003 B, RB (INS–AMBAC)(b)(c)	5.00%	12/15/23	1,000	989,590

Seneca (County of) Industrial Development Agency (Seneca Meadows, Inc.); Series 2005, Solid Waste Disposal RB(b)(e)(f)(j)	6.63%	10/01/13	500	497,905

Suffolk (County of) Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/40	270	253,978

Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility IDR(j)	5.38%	01/01/27	1,325	1,011,651

Suffolk (County of) Industrial Development Agency (Family Service League); Series 2004, Civic Facility IDR (LOC–Fleet National Bank)(i)	5.00%	11/01/34	825	752,895

Syracuse (City of) Industrial Development Agency (Jewish Home of Central New York, Inc.); Series 2001 A, First Mortgage RB	7.38%	03/01/21	250	241,035

Tompkins (County of) Industrial Development Agency (Cornell University); Series 2008 A, Civic Facility IDR	5.00%	07/01/37	250	251,560

Troy (City of) Capital Resource Corp. (Rensselaer Polytechnic); Series 2010 A, RB	5.00%	09/01/30	750	723,728

TSASC, Inc.; Series 2006 1, Tobacco Settlement RB	5.13%	06/01/42	1,500	1,005,945

Ulster (County of) Resource Recovery Agency Series 2002, Ref. Solid Waste System RB (INS–AMBAC)(c)	5.25%	03/01/18	1,000	1,060,020

United Nations Development Corp. Series 2009 A, Ref. RB	5.00%	07/01/25	1,000	1,029,840

Upper Mohawk Valley Regional Water Finance Authority Series 2000, Unrefunded Balance RB (INS–AMBAC)(c)	5.75%	04/01/20	160	160,605

Utica (City of) Industrial Development Agency (Utica College); Series 1998 A, IDR	5.75%	08/01/28	290	251,189

Warren & Washington (County of) Industrial Development Agency (Glens Falls Hospital); Series 2003 A, Civic Facility IDR (INS–AGM)(c)	5.00%	12/01/35	1,000	938,510

Westchester (County of) Industrial Development Agency (Guiding Eyes For The Blind); Series 2004, Civic Facility IDR	5.38%	08/01/24	1,000	983,910

Westchester (County of) Tobacco Asset Securitization Corp.; Series 2005, RB	5.13%	06/01/45	1,500	1,041,210

Yonkers (City of) Economic Development Corp. (Charter School of Educational Excellence) Series 2010 A, Educational RB	6.25%	10/15/40	1,000	885,280

				85,638,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Guam–1.94%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.75%	12/01/34	$1,250	$1,221,387

Guam (Territory of) Government Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	330	291,954

Guam (Territory of) Power Authority; Series 2010 A, RB	5.50%	10/01/40	265	244,341

				1,757,682

Puerto Rico–3.60%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, Sr. Lien RB	6.00%	07/01/38	650	609,414

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, Power RB	5.50%	07/01/21	1,000	1,049,440

Series 2008 WW, Power RB	5.25%	07/01/33	500	452,435

Series 2010 XX, Power RB	5.75%	07/01/36	500	476,905

Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS–AMBAC)(c)	5.50%	07/01/27	400	384,956

Puerto Rico (Commonwealth of) Sales Tax Financing Corp.; First Sub. Series 2010 A, Sales Tax RB	5.38%	08/01/39	315	291,507

				3,264,657

Virgin Islands–2.20%
Virgin Islands (Government of) Public Finance Authority (Gross Receipts Taxes Loan Note); Series 1999 A, RB	6.38%	10/01/19	1,000	1,011,690

Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	500	514,085

Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	500	471,095

				1,996,870

TOTAL INVESTMENTS(k)–102.22% (Cost $96,509,385)				92,657,933

FLOATING RATE NOTE OBLIGATIONS–(3.61)%
Notes with interest rates ranging from 0.26% to 0.29% at 02/28/11 and contractual maturites of collateral ranging from 06/15/37 to 07/01/44 (See Note 1J)(l)				(3,270,000)

OTHER ASSETS LESS LIABILITIES–1.39%				1,261,075

NET ASSETS–100.00%				$90,649,008

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp. (AMBAC filed for bankruptcy on November 8, 2010)
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bond
FGIC	– Financial Guaranty Insurance Co.
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PILOT	– Payment-in-Lieu-of-Tax
RADIAN	– Radian Asset Assurance
SONYMA	– State of New York Mortgage Agency
RB	– Revenue Bonds
Ref	– Refunding
SYNCORA	– Syncora Guaranteed Limited
Sr.	– Senior
Sub.	– Subordinated

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen New York Tax Free Income Fund

Notes to Schedule of Investments:

(a)	Zero coupon bond issued at a discount.
(b)	Security subject to the alternative minimum tax.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2011 represented 0.00% of the Fund’s Net Assets.
(h)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $1,509,556, which represented 1.67% of the Fund’s Net Assets.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	7.37%

American Municipal Bond Assurance Corp.	6.44%

National Public Finance Guarantee Corp.	5.18%

(l)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2011. At February 28, 2011, the Fund’s investments with a value of $4,902,747 are held by the Dealer Trusts and serve as collateral for the $3,270,00 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen New York Tax Free Income Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $96,509,385)	$92,657,933

Receivable for:
Investments sold	675,694

Fund shares sold	22,151

Interest	1,189,599

Fund expenses absorbed	22,934

Investment for trustee deferred compensation and retirement plans	1,208

Other assets	1,751

Total assets	94,571,270

Liabilities:
Floating rate note obligations	3,270,000

Payable for:
Fund shares reacquired	40,183

Amount due custodian	377,275

Dividends	141,663

Accrued fees to affiliates	35,336

Accrued other operating expenses	56,146

Trustee deferred compensation and retirement plans	1,659

Total liabilities	3,922,262

Net assets applicable to shares outstanding	$90,649,008

Net assets consist of:
Shares of beneficial interest	$99,926,153

Undistributed net investment income	202,476

Undistributed net realized gain (loss)	(5,628,169)

Unrealized appreciation (depreciation)	(3,851,452)

$90,649,008

Net Assets:
Class A	$66,813,091

Class B	$7,142,551

Class C	$16,683,687

Class Y	$9,679

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	4,558,932

Class B	488,415

Class C	1,139,753

Class Y	661

Class A:
Net asset value per share	$14.66

Maximum offering price per share
(Net asset value of $14.66 divided by 95.25%)	$15.39

Class B:
Net asset value and offering price per share	$14.62

Class C:
Net asset value and offering price per share	$14.64

Class Y:
Net asset value and offering price per share	$14.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen New York Tax Free Income Fund

Statement of Operations

For the five months ended February 28, 2011 and the year ended September 30, 2010

	Five months ended	Year ended
	February 28,	September 30,
	2011	2010

Investment income:
Interest	$2,190,881	$5,377,518

Expenses:
Advisory fees	185,855	472,741

Administrative services fees	20,685	59,386

Custodian fees	1,616	10,691

Distribution fees:
Class A	72,294	178,565

Class B	11,059	75,967

Class C	73,009	189,788

Interest, facilities and maintenance fees	9,602	38,257

Transfer agent fees	19,487	49,445

Trustees’ and officers’ fees and benefits	7,370	25,254

Other	25,793	107,682

Total expenses	426,770	1,207,776

Less: Fees waived	(98,859)	(251,458)

Net expenses	327,911	956,318

Net investment income	1,862,970	4,421,200

Net realized gain (loss) from investment securities	(334,685)	(14,391)

Change in net unrealized appreciation (depreciation) of investment securities	(6,985,129)	2,445,562

Net realized and unrealized gain (loss)	(7,319,814)	2,431,171

Net increase (decrease) in net assets resulting from operations	$(5,456,844)	$6,852,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen New York Tax Free Income Fund

Statement of Changes in Net Assets

For the five months ended February 28, 2011 and the years ended September 30, 2010 and 2009

	Five months ended	Year ended	Year ended
	February 28,	September 30	September 30,
	2011	2010	2009

Operations:
Net investment income	$1,862,970	$4,421,200	$4,695,247

Net realized gain (loss)	(334,685)	(14,391)	(3,649,773)

Change in net unrealized appreciation (depreciation)	(6,985,129)	2,445,562	10,302,109

Net increase (decrease) in net assets resulting from operations	(5,456,844)	6,852,371	11,347,583

Distributions to shareholders from net investment income:
Class A	(1,378,184)	(3,301,571)	(3,381,881)

Class B	(135,603)	(439,089)	(604,492)

Class C	(291,493)	(739,006)	(756,316)

Class Y	(206)	(161)	0

Total distributions from net investment income	(1,805,486)	(4,479,827)	(4,742,689)

Share transactions–net:
Class A	(2,597,582)	250,395	(6,326,804)

Class B	(1,150,024)	(2,951,957)	(3,948,872)

Class C	(1,017,728)	(840,554)	(528,987)

Class Y	41	10,161	0

Net increase (decrease) in net assets resulting from share transactions	(4,765,293)	(3,531,955)	(10,804,663)

Net increase (decrease) in net assets	(12,027,623)	(1,159,411)	(4,199,769)

Net assets:
Beginning of the period	102,676,631	103,836,042	108,035,811

End of the period (includes undistributed net investment income of $202,476, $144,992 and $189,142, respectively)	$90,649,008	$102,676,631	$103,836,042

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen New York Tax Free Income Fund (the “Fund”), is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen New York Tax-Free Income Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Free Trust. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B and Class C shares received Class A, Class B and Class C shares, respectively of the Fund.
  The Fund’s investment objective is to provide a investors with a high level of current income exempt from federal, New York State and New York City income tax, consistent with the preservation of capital.
  On February 28, 2011, the Fund’s fiscal year-end changed from September 30 to February 28.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

16        Invesco Van Kampen New York Tax Free Income Fund

Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

17        Invesco Van Kampen New York Tax Free Income Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
L.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

18        Invesco Van Kampen New York Tax Free Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.470%

Over $500 million	0.445%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $314,479 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets for the period October 1, 2009 to May 31, 2010.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provides discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.78%, 1.53%, 1.53% and 0.53% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser waived $0 and $84,182 of fees and/or reimburse expenses during the five months ended February 28, 2011 and the year ended September 30, 2010 under this limitation.
  Prior to the Reorganization, Van Kampen voluntarily waived $167,276 of fees and/or reimbursed expenses of the Acquired Fund.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended February 28, 2011, the Adviser waived advisory fees of $98,859.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $14,009 to VKII. For the period ended February 28, 2011 expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $15,088 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended February 28, 2011 IIS was paid $19,487 for providing such services. Prior to the Reorganization, the Acquired Fund paid $17,730 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the period ended February 28, 2011, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the period ended February 28, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period October 1, 2010 to February 28, 2011, IDI advised the Fund that IDI retained $3,510 in front-end sales commissions from the sale of Class A shares and $203, $4,268 and $2,141 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

19        Invesco Van Kampen New York Tax Free Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
  Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the five months ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$92,657,933	$—	$92,657,933

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period October 1, 2010 to February 28, 2011, and the year ended September 30, 2011. the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $0.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended February 28, 2011, the Fund paid legal fees of $642 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of $6,229 representing legal services provided by Skkaden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate note obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the period October 1, 2010 to February 28, 2011 were $3,325,000 and 0.70%, respectively.

20        Invesco Van Kampen New York Tax Free Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period October 1, 2010 to February 28, 2011 and the Years Ended September 30, 2010 and 2009:

	Five months	Year ended	Year ended
	ended February 28,	September 30,	September 30,
	2011	2010	2009

Ordinary income	$0	$26,418	$1,046

Ordinary income -tax exempt	1,805,486	4,453,409	4,752,989

Total distributions	$1,805,486	$4,479,827	$4,754,035

Tax Components of Net Assets at Period-End:

2011

Undistributed tax exempt income	$136,204

Net unrealized appreciation (depreciation) — investments	(3,700,988)

Temporary book/tax differences	(1,515)

Post-October deferrals	(101,337)

Capital loss carryforward	(5,609,509)

Shares of beneficial interest	99,926,153

Total net assets	$90,649,008

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) is attributable to market discount and inverse floater adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$1,814,155

February 28, 2018	3,515,499

February 28, 2019	279,855

Total capital loss carryforward	$5,609,509

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period October 1, 2010 to February 28, 2011 was $9,512,381 and $13,751,167, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,124,095

Aggregate unrealized (depreciation) of investment securities	(4,825,083)

Net unrealized appreciation (depreciation) of investment securities	$(3,700,988)

Cost of investments for tax purposes is $96,358,921

21        Invesco Van Kampen New York Tax Free Income Fund

NOTE 9—Share Information

	Summary of Share Activity

	Five months ended				Year ended				Year ended
	February 28, 2011(a)				September 30, 2010				September 30, 2009
	Shares		Amount		Shares		Amount		Shares	Amount

Sold:
Class A	187,683(b	)	$2,827,687(b	)	733,021(c	)	$11,258,712(c	)	785,019	$10,966,063

Class B	9,548		148,390		65,009		989,456		116,624	1,628,367

Class C	24,890		365,262		122,330		1,870,602		191,911	2,661,095

Class Y	0		0		648		10,000		0	0

Issued as reinvestment of dividends:
Class A	54,265		811,310		161,342		2,473,042		182,042	2,532,334

Class B	5,836		86,939		23,431		356,965		33,902	469,100

Class C	12,032		179,746		35,975		550,733		37,672	524,646

Class Y	3		41		10		161		0	0

Reacquired:
Class A	(418,300)		(6,236,579)		(881,321)		(13,481,359)		(1,442,541)	(19,825,201)

Class B	(93,594	)(b)	(1,385,353	)(b)	(281,866	)(c)	(4,298,378	)(c)	(443,008)	(6,046,339)

Class C	(105,375)		(1,562,736)		(213,484)		(3,261,889)		(271,042)	(3,714,728

Class Y	0		0		0		0		0	0

Net increase (decrease) in share activity	(323,012)		$(4,765,293)		(234,905)		$(3,531,955)		(809,421)	$(10,804,663)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Includes automatic conversion of 62,546 Class B shares into 62,203 Class A shares at a value of $928,542.
(c)	Includes automatic conversion of 109,306 Class B shares into 108,782 Class A shares at a value of $1,673,533.

NOTE 10—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco New York Tax-Free Income (the “Target Fund”) in exchange for shares of the Fund.
  The Target Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

22        Invesco Van Kampen New York Tax Free Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

																		Supplemental
																		Ratios
																				Ratio of
																		Ratio of		expenses
																		expenses		to average
																		to average		net assets
												Ratio of		Ratio of				net assets		without
			Net gains									expenses		expenses				with fee waiver		fee waivers
			(losses)									to average		to average net		Ratio of net		(excluding		(excluding
	Net asset		on securities		Dividends	Distributions						net assets		assets without		investment		interest,		interest,
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income		facilities and		facilities and
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		maintenance		maintenance		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		fees)		fees)(j)		turnover(b)

Class A
Period ended 02/28/11	$15.78	$0.30	$(1.12)	($0.82)	$(0.30)	$0	$(0.30)	$14.66	(5.25	)%(c)	$66,813	0.68	%(d)	0.93	%(d)	4.86	%(d)	0.66	(d)	0.91	%(d)	10%
Year ended 09/30/10	15.40	0.70	0.39	1.09	(0.71)	0	(0.71)	15.78	7.32	(c)	74,722	0.76		1.01		4.59		0.73		0.98		18
Year ended 09/30/09	14.31	0.70	1.10	1.80	(0.71)	0	(0.71)	15.40	13.24	(e)	72,726	0.84		1.09		5.06		0.78		1.03		32
Year ended 09/30/08	16.01	0.69	(1.66)	(0.97)	(0.71)	(0.02)	(0.73)	14.31	(6.32	)(e)	74,376	0.89		1.14		4.44		0.73		0.98		34
Year ended 09/30/07	16.47	0.67	(0.43)	0.24	(0.68)	(0.02)	(0.70)	16.01	1.34	(e)	82,261	0.81		1.06		4.12		0.72		0.97		13
Year ended 09/30/06	16.67	0.66	0.11	0.77	(0.65)	(0.32)	(0.97)	16.47	4.96	(e)	73,839	0.73		0.98		4.05		0.73		0.98		30

Class B
Period ended 02/28/11	15.70	0.30	(1.13)	(0.83)	(0.25)	0	(0.25)	14.62	(5.30	)(c)	7,143	0.77	(d)(f)	1.02	(d)(f)	4.77	(d)(f)	0.75	(d)(f)	1.00	(d)	10
Year ended 09/30/10	15.35	0.62	0.39	1.01	(0.66)	0	(0.66)	15.70	6.76	(c)(f)	8,895	1.26	(f)	1.51	(f)	4.09	(f)	1.23	(f)	1.48	(f)	18
Year ended 09/30/09	14.27	0.69	1.09	1.78	(0.70)	0	(0.70)	15.35	13.13	(g)(h)	11,666	0.92	(h)	1.17	(h)	4.99	(h)	0.86	(h)	1.11	(h)	32
Year ended 09/30/08	15.97	0.70	(1.65)	(0.95)	(0.73)	(0.02)	(0.75)	14.27	(6.22	)(g)(h)	15,016	0.81	(h)	1.06	(h)	4.52	(h)	0.65	(h)	0.90	(h)	34
Year ended 09/30/07	16.43	0.60	(0.43)	0.17	(0.61)	(0.02)	(0.63)	15.97	0.95	(g)(h)	20,512	1.23	(h)	1.48	(h)	3.69	(h)	1.14	(h)	1.39	(h)	13
Year ended 09/30/06	16.63	0.54	0.11	0.65	(0.53)	(0.32)	(0.85)	16.43	4.18	(g)	28,613	1.48		1.73		3.30		1.48		1.73		30

Class C
Period ended 02/28/11	15.77	0.25	(1.13)	(0.88)	(0.25)	0	(0.25)	14.64	(5.62	)(c)	16,684	1.43	(d)	1.68	(d)	4.11	(d)	1.41	(d)	1.66	(d)	10
Year ended 09/30/10	15.39	0.59	0.38	0.97	(0.59)	0	(0.59)	15.77	6.50	(c)	19,049	1.51		1.76		3.84		1.48		1.73		18
Year ended 09/30/09	14.29	0.61	1.10	1.71	(0.61)	0	(0.61)	15.39	12.51	(h)(i)	19,444	1.50	(h)	1.75	(h)	4.40	(h)	1.44	(h)	1.69	(h)	32
Year ended 09/30/08	15.99	0.58	(1.67)	(1.09)	(0.59)	(0.02)	(0.61)	14.29	(7.04	)(i)	18,644	1.64		1.89		3.70		1.48		1.73		34
Year ended 09/30/07	16.45	0.55	(0.43)	0.12	(0.56)	(0.02)	(0.58)	15.99	0.66	(h)(i)	18,912	1.55	(h)	1.80	(h)	3.37	(h)	1.46	(h)	1.71	(h)	13
Year ended 09/30/06	16.65	0.54	0.11	0.65	(0.53)	(0.32)	(0.85)	16.45	4.14	(h)(i)	17,389	1.46	(h)	1.71	(h)	3.32	(h)	1.46	(h)	1.71	(h)	30

Class Y
Period ended 02/28/11	15.78	0.32	(1.15)	(0.83)	(0.31)	0	(0.31)	14.64	(5.27	)(c)	10	0.43	(d)	0.68	(d)	5.11	(d)	0.41	(d)	0.66	(d)	10
Year ended 09/30/10	15.44	0.25	0.34	0.59	(0.25)	0	(0.25)	15.78	3.83	(c)	10	0.51		0.76		4.77		0.73		0.73		18

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $69,900,$8,027, $17,649 and $10 for Class A, Class B, Class C, Class Y, shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.33% and 0.75% for the period ended February 28, 2011 and the year ended September 30, 2010.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares
(j)	For the years ended September 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.

23        Invesco Van Kampen New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Van Kampen New York Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen New York Tax Free Income Fund; (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended February 28, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

24        Invesco Van Kampen New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	950.40	$3.39	$1,021.32	$3.51	0.70%

B	1,000.00	947.10	4.34	1,020.33	4.51	0.90

C	1,000.00	947.40	7.00	1,017.60	7.25	1.45

Y	1,000.00	951.70	2.18	1,022.56	2.26	0.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25        Invesco Van Kampen New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:
  Federal and State Income Tax
  Tax-Exempt Interest Dividends* 100.00%
  * The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Van Kampen New York Tax Free Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
			Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers - (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
			Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

Trustees and Officers - (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Trustees and Officers - (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-NYTFI-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
          Fees Billed by PWC Related to the Registrant
          PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end		Provided for fiscal
	Services Rendered	2011 Pursuant to	Fees Billed for	year end 2010
	to the Registrant	Waiver of Pre-	Services Rendered	Pursuant to Waiver
	for fiscal year end	Approval	to the Registrant for	of Pre-Approval
	2011	Requirement(1)	fiscal year end 2010	Requirement(1)
Audit Fees	$148,035	N/A	$92,772	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$21,500	0%	$14,909	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$169,535	0%	$107,681	0%
PWC billed the Registrant aggregate non-audit fees of $21,500 for the fiscal year ended 2011, and $14,909 for the fiscal year ended 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end 2010 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
          PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2011 That	Provided for fiscal	year end 2010 That	Provided for fiscal
	Were Required	year end 2011	Were Required	year end 2010
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2011, and $0 for the fiscal year ended 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ PHILIP A. TAYLOR

Philip A. Taylor
Principal Executive Officer

Date:	May 9, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR

Philip A. Taylor
Principal Executive Officer

Date:	May 9, 2011

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date:	May 9, 2011

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.